                                                 File Nos. 33-37459 and 811-6200
    As filed with the Securities and Exchange Commission on December 30, 1996


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 14                                      [X]
                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 18                                                     [X]

                                 --------------
                               SCHWAB INVESTMENTS
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (415) 627-7000

                         Timothy F. McCarthy, President
                               Schwab Investments
             101 Montgomery Street, San Francisco, California 94104
                     (Name and Address of Agent for Service)

                          Copies of communications to:


        Martin E. Lybecker, Esq.            Frances Cole, Esq.
        Ropes & Gray                        Charles Schwab Investment
        One Franklin Square                 Management, Inc.
        1301 K Street, N.W.,                101 Montgomery Street
        Suite 800 East                      San Francisco, California 94104
        Washington, D.C.  20005


It is proposed that this filing will become effective (check appropriate box):


      /X/ Immediately upon filing pursuant to paragraph (b)
      / / On (date) pursuant to paragraph (b)
      / / 60 days after filing pursuant to paragraph (a)(i)
      / / On (date) pursuant to paragraph (a)(i)
      / / 75 days after filing pursuant to paragraph (a)(ii)
      / / On (date) pursuant to paragraph (a)(ii) of Rule 485 if appropriate, check appropriate box:
      / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, Registrant has registered an indefinite number or amount of shares of beneficial interest under the Securities Act of 1933, as amended. The Rule 24f-2 Notice for Registrant's fiscal year ended August 31, 1996 was filed on October 24, 1996.

                              CROSS REFERENCE SHEET

                               SCHWAB INVESTMENTS:
                               SCHWAB 1000 FUND(R)

Part A Item                                                   Prospectus Caption
-----------                                                   ------------------
Cover Page                                                    Cover Page

Synopsis                                                      Summary of Expenses; Key Features of the Fund

Condensed Financial Information                               Financial Highlights; How the Fund Shows
                                                              Performance

General Description of Registrant                             Matching the Fund to Your Investment Needs;
                                                              General Information; Investment Objective and
                                                              Policies; The Schwab 1000 Index


Management of the Fund                                        Management of the Fund


Capital Stock and Other Securities                            General Information; Distributions and Taxes;
                                                              Shareholder Guide

Purchase of Securities Being Offered                          Share Price Calculation; Shareholder Guide

Redemption or Repurchase                                      Shareholder Guide; Other Important Information

Pending Legal Proceedings                                     Inapplicable

                              SCHWAB 1000 FUND(R)

                          PROSPECTUS DECEMBER 31, 1996


TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Call 800-2 NO-LOAD (800-266-5623), 24 hours a day. The Schwab 1000 Fund (the "Fund") attempts to match the price and dividend performance (total return) of common stocks of United States companies as represented by the Schwab 1000 Index(R) (the "Index"), an index composed of the common stocks of the 1,000 largest United States corporations (excluding investment companies). The Fund is a diversified investment portfolio of Schwab Investments (the "Trust"), a no-load, open-end management investment company.



ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUND. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about the Fund in the Trust's Statement of Additional Information ("SAI") dated December 31, 1996 (as amended from time to time). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The Prospectus is also available electronically by using our World Wide Web address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the SAI, call Charles Schwab & Co. Inc. ("Schwab") at 800-2 NO-LOAD, 24 hours a day, or write Schwab at 101 Montgomery Street, San Francisco, CA 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Key Features of the Fund..............    2
Summary of Expenses...................    3
Financial Highlights..................    5
Matching the Fund to Your Investment
  Needs...............................    6
Investment Objective and Policies.....    6
The Schwab 1000 Index.................    9
Management of the Fund................    9
Distributions and Taxes...............   11
Share Price Calculation...............   12
How the Fund Shows Performance........   13
Tax-Advantaged Retirement Plans.......   13
General Information...................   13
Shareholder Guide.....................   14
  How to Buy Shares...................   14
  How to Sell or Exchange Shares......   17
Schwab Automatic Investment Plan......   18
Other Important Information...........   19


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            KEY FEATURES OF THE FUND

PERFORMANCE. The investment objective of the Fund is to match the price and dividend performance (total return) of the Schwab 1000 Index(R), an index created by Schwab to represent the performance of the public market for common stocks of United States companies. (See "The Schwab 1000 Index.") The Fund, which is a diversified investment portfolio of the Trust, an open-end management investment company, invests primarily in the securities of companies represented in the Index. (See "Investment Objective and Policies.")

REDUCED RISK THROUGH DIVERSIFICATION. The Fund seeks to invest in the common stocks of substantially all of the 1,000 companies that make up the Index. This level of diversification reduces the risk associated with investments in individual equity securities (typically, a decline in the value of individual securities) because the Fund's investments will be spread over a wide range of industries and common stock issues as opposed to being concentrated in a few individual securities. (See "Investment Objective and Policies.")

LOW-COST INVESTING. The Fund brings a low-cost approach to investing with:

- no sales charges;
- an index fund management strategy designed to minimize overall operating expenses; and

- the voluntary guarantee of Charles Schwab Investment Management, Inc. (the "Investment Manager") and Schwab that the Fund's total fund operating expenses will not exceed 0.49% of the Fund's average daily net assets. These guarantees may be discontinued at any time. (By way of comparison, according to Morningstar, Inc., as of October 31, 1996 the total fund operating expenses of the average U.S. growth and income fund was 1.25% of its average daily net assets.) (See "Management of the Fund.")



MINIMIZATION OF CURRENT CAPITAL GAINS TAX LIABILITY. Taxes can erode the returns a shareholder earns from a mutual fund investment. The Fund's investment policies are designed to minimize current capital gains tax liability. Since the Fund doesn't actively trade stocks, except to realign portfolio holdings with the Index and respond to customer purchases and redemptions, capital gains are minimized. When the Fund's Investment Manager does trade, an attempt is made to offset capital gains with capital losses to minimize taxable distributions to shareholders. This strategy seeks to defer capital gains until shares are sold by an investor. Until such time, any unrealized gains accumulate in the Fund, helping to build the value of a shareholder's investment. (See "Distributions and Taxes.")



LOW MINIMUM INVESTMENT. Investors can begin their investment program with as little as $1,000. Subsequent investments can be made with only $100. (See "How to Buy Shares.")



PROFESSIONAL MANAGEMENT. The Investment Manager currently provides investment management services to the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds with approximately $42 billion in assets as of December 12, 1996. (See "Management of the Fund.")


SHAREHOLDER SERVICE. Schwab serves as the Fund's principal underwriter/distributor, transfer agent, and shareholder service provider. Schwab's professional representatives are available 24 hours a day to receive your purchase, redemption and exchange orders. Call 800-2 NO-LOAD. TDD users may contact Schwab at 800-345-2550, 24 hours a day. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. Schwab also enables you to execute your trading requests electronically by using StreetSmart(R), The Equalizer(R) and TeleBroker(R). (See "How to Buy Shares" and "How to Sell or Exchange Shares.")



FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in amounts and at intervals that you select. You avoid the inconvenience, delay and expense associated with checks or bank wires. (See "Schwab Automatic Investment Plan," or call 800-2 NO-LOAD, 24 hours a day.)


CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their investment activity, including mutual funds, on one report. (See "Other Important Information.")



                              SUMMARY OF EXPENSES


SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load on Purchases...........   None
  Sales Load on Reinvested
     Dividends......................   None
  Deferred Sales Load...............   None
  Early Withdrawal Fee(1)...........  0.50%
  Exchange Fee......................   None
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fee (after fee
     reduction)(2)..................  0.20%
  12b-1 Fees........................   None
  Other Expenses (after fee
     reduction and expense
     reimbursement)(3)..............  0.29%
  TOTAL FUND OPERATING
     EXPENSES(3,4)..................  0.49%


(1) Applies only to the redemption (including by exchange) of shares purchased and held less than six months. The fee is paid to the Fund and is designed to protect long-term investors from the cost of frequent investments and redemptions by short-term investors. (See "How to Sell or Exchange Shares.") The Fund reserves the right to waive this fee for certain clients of Schwab Institutional and The Charles Schwab Trust Company and for certain tax-advantaged retirement plans. Call your Schwab representative for more information.


(2) This amount reflects a voluntary reduction by the Investment Manager, which may be discontinued at any time. If there were no reduction, the maximum management fee would be 0.28% of the Fund's average daily net assets.



(3) This amount reflects a voluntary guarantee by the Investment Manager and Schwab that total operating expenses for the Fund will not exceed 0.49% of the Fund's average daily net assets. Without these guarantees, which were in effect for the fiscal year ended August 31, 1996, other expenses and total fund operating expenses would have been 0.32% and 0.57%, respectively, of the Fund's average daily net assets. These guarantees may be discontinued at any time.



(4) You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "How to Buy Shares - Schwab Account Minimums and Associated Fees.") Schwab Individual Retirement Accounts with balances of $10,000 or more by September 15, 1997 will not be charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45. (See "Tax-Advantaged Retirement Plans.")

EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) redemption at the end of each time period:

1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
5.$..        $16         $27         $ 62


THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY. This example reflects the guarantee by the Investment Manager and Schwab that the total fund operating expenses will not exceed the amount specified in note (3). ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the SEC. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

                              FINANCIAL HIGHLIGHTS


Set forth below is the table containing information as to income and capital changes for a share outstanding for the periods indicated below. This information has been audited by Price Waterhouse LLP, the Trust's independent accountants, whose unqualified report appears with the financial statements in the SAI.



                                                                                                           PERIOD
                                                                                                        APRIL 2, 1991
                                                                        EIGHT MONTHS                    (COMMENCEMENT
                                          YEAR ENDED AUGUST 31,            ENDED        YEAR ENDED    OF OPERATIONS) TO
                                     --------------------------------    AUGUST 31,    DECEMBER 31,     DECEMBER 31,
                                        1996        1995       1994         1993           1992             1991
                                     ----------   --------   --------   ------------   ------------   -----------------
Net asset value at beginning of
 period............................  $    15.68   $  13.08   $  12.80     $  11.96       $  11.26         $   10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............         .24        .26        .26          .17            .24               .15
  Net realized and unrealized gain
(loss) on investments..............        2.45       2.48        .28          .79            .71              1.26
                                     ----------   --------   --------     --------       --------          --------
  Total from investment
operations.........................        2.69       2.74        .54          .96            .95              1.41
LESS DISTRIBUTIONS
  Dividends from net investment
income.............................        (.23)      (.14)      (.26)        (.12)          (.25)             (.15)
  Distributions from realized gain
(loss) on investments..............          --         --         --           --             --                --
                                     ----------   --------   --------     --------       --------          --------
  Total distributions..............        (.23)      (.14)      (.26)        (.12)          (.25)             (.15)
                                     ----------   --------   --------     --------       --------          --------
Net asset value at end of period...  $    18.14   $  15.68   $  13.08     $  12.80       $  11.96         $   11.26
                                     ==========   ========   ========     ========       ========          ========
Total return(%)....................       17.27      21.23       4.28         8.06           8.52             14.25
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
(000s).............................  $1,560,059   $826,714   $554,061     $515,272       $370,980         $ 192,206
  Ratio of expenses to average net
    assets (%).....................        0.49       0.54       0.51         0.45*          0.35               --*
    Ratio of net investment income
      to average net assets (%)....        1.66       2.03       2.06         2.21*          2.45              3.21*
  Portfolio turnover rate (%)......           2          2          3            1              1                 1
  Average commission rate..........  $      .03



Notes: The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. The following table illustrates the ratio of expenses to average net assets and the ratio of net investment income to average net assets had these fees and expenses not been reduced and absorbed:



                                                            YEAR ENDED AUGUST    EIGHT MONTHS
                                                                   31,              ENDED        YEAR ENDED    PERIOD ENDED
                                                            ------------------    AUGUST 31,    DECEMBER 31,   DECEMBER 31,
                                                            1996   1995   1994       1993           1992           1991
                                                            ----   ----   ----   ------------   ------------   ------------
Ratio of expenses to average net assets prior to reduced
 fees and absorbed expenses...............................  0.57%  0.63%  0.56%      0.49%*         0.52%          1.05%*
Ratio of net investment income to average net assets prior
  to reduced fees and absorbed expenses...................  1.58%  1.94%  2.01%      2.17%*         2.28%          2.16%*


On June 1, 1995, the sub-advisory agreement between Dimensional Fund Advisors Inc. and the Investment Manager was terminated, and the Investment Manager assumed sole responsibility for providing the Fund with investment advisory services.

* Annualized.

                           MATCHING THE FUND TO YOUR
                                INVESTMENT NEEDS

THE FUND MAY BE APPROPRIATE FOR A VARIETY OF INVESTMENT PROGRAMS. While the Fund is not a substitute for an investment portfolio tailored to an individual's investment needs and ability to tolerate risk, it can be used as a broad-based "core" equity investment around which to build your overall portfolio.

THE FUND MAY BE ESPECIALLY SUITABLE FOR LONG-TERM INVESTORS. Because the Fund will ordinarily invest in a large number of common stocks, it may be especially appropriate for investors, including those saving for retirement or college, with long-term investment objectives. While common stock prices tend to rise and decline for short or extended periods, historically they have generally risen over the long term. As a result, stocks have over time historically provided many investors with higher returns than most alternative securities investments.

                       INVESTMENT OBJECTIVE AND POLICIES

THE FUND IS DESIGNED TO MATCH THE PERFORMANCE OF THE SCHWAB 1000 INDEX(R). The Fund is a diversified investment portfolio of the Trust, an open-end management investment company. The investment objective of the Fund is to provide a total return that matches that of the Index, an index created to represent the performance of publicly traded common stocks of United States companies. The Fund's investment objective is fundamental and cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it will endeavor to do so by following the investment policies set forth below.

THE FUND WILL FOLLOW AN "INDEXING" OR "PASSIVE" STRATEGY. The Fund will follow an "indexing" or "passive" strategy under which stocks are only purchased or sold in order to match the composition of the Index. Accordingly, the Investment Manager generally will not select securities for the Fund's investment portfolio based upon traditional economic, financial and market analyses and/or forecasting.


THE FUND IS MANAGED TO MINIMIZE COSTS AND REALIZED CAPITAL GAINS TO INCREASE SHAREHOLDERS' TOTAL RETURN. The Fund is managed to offset capital gains with capital losses in order to minimize your capital gains tax liability. This special feature of the Fund can make a real difference in your after-tax return.



The Fund has adopted a number of policies that should cause its portfolio turnover rate to be below that experienced in many other mutual fund portfolios. The Fund's portfolio turnover rates for the years ended August 31, 1996, 1995 and 1994 were 2%, 2% and 3%, respectively. Lower portfolio turnover acts to minimize associated transaction costs as well as the level of current realized capital gains. Shareholders' current tax liability for capital gains should be reduced and their total return increased by these policies.


To reduce transaction costs and minimize shareholders' current capital gains tax liability, the Fund's investment portfolio will not be automatically traded (i.e., "rebalanced") to reflect changes in the Index. The Fund's trading strategy is designed to further minimize transaction costs (e.g., the Fund will generally only buy round-lots of stocks and may trade large blocks of securities). These policies may cause a particular stock to be over- or under-represented in the Fund relative to its Index weighting or result in its continued ownership by the Fund after its deletion from the Index, thereby reducing the correlation between Fund and Index composition. However, given the diversified nature of the Fund, the Investment Manager does not expect that these potential deviations will significantly impact the correlation between Fund and Index performance. Moreover, the Investment Manager will only engage in these practices to the extent that they do not have a material effect on the Fund's ability to track the performance of the Index.


THE FUND WILL ATTEMPT TO BE SUBSTANTIALLY INVESTED IN INDEX STOCKS. Under normal market conditions, the Fund will invest at least 80% of its total assets in stocks that comprise the Index ("Index Stocks"). The Fund, however, is not required to buy or sell securities solely because the percentage of its assets invested in Index Stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an Index Stock from its portfolio if the Investment Manager believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. To compensate for any Index Stocks omitted or removed from its investment portfolio, the Fund may buy stocks not in the Index (which would then be considered Index Stocks for purposes of the Fund's policy regarding the percentage of its assets to be invested in Index Stocks) if the Investment Manager believes that their market performance is likely to replicate that of the Index Stocks they replace.


It is anticipated that the Fund will be able to invest in a majority of Index Stocks. The Fund will generally select stocks by reference to their weighting in the Index. Thus, the Fund intends that the percentage of its assets invested in each Index Stock will approximate the weighting of that stock in the Index.

FUND PERFORMANCE SHOULD APPROXIMATE THAT OF THE INDEX. While Fund performance will not precisely match Index performance, the Fund will attempt to maximize the correlation between its performance and that of the Index. Factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows into and out of the Fund, the Fund's policy of minimizing transaction costs and current capital gains tax liability, and changes in the securities markets and the Index itself are expected by the Investment Manager to account for any differences between Fund and Index performance.

THE FUND MAY PURCHASE SECURITIES ASIDE FROM COMMON STOCKS. The value of all non-Index Stock investments may normally represent no more than 20% of the Fund's total assets. In order to accommodate cash flows resulting from the purchase and sale of Fund shares, the Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and certificates of deposit, bankers' acceptances and commercial paper (which has been rated in one of the two highest categories by a non-affiliated, nationally recognized statistical rating organization); enter into repurchase agreements collateralized by these instruments; and purchase shares of other investment companies that invest primarily in any of the securities described above. In the aggregate, no more than 10% of the Fund's total assets may be invested in other investment companies, and an investment in any one investment company will be limited to 5% of total Fund assets. Because other investment companies employ an investment adviser and other service providers, such investments by the Fund may cause shareholders to bear duplicative fees. The Investment

Manager will charge no management fees attributable to any Fund assets invested in other investment companies. (See "Investment Restrictions" in the Statement of Additional Information.)

The Fund may also purchase futures contracts on stocks and stock indices, options contracts (including options on futures contracts), equity index participations and index participation contracts to accommodate cash flows or in anticipation of taking a market position when, in the opinion of the Investment Manager, available cash balances do not permit economically efficient Index Stock purchases. Moreover, the Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. The Fund will not invest more than 5% of its total assets in equity index participations and may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets. Futures contracts and options may be used to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns or simulate full investment when a futures contract is priced more attractively or is otherwise considered more advantageous than the underlying security or index.

Futures contracts and options pose certain risks. The primary risks associated with the use of futures contracts and options include: imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and options, and possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

The risk of loss in trading futures and options contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage that can be involved in futures and options pricing. As a result, a relatively small price movement in a futures or options contract may result in immediate and substantial loss (or gain) to the investor. While futures contracts and options can be used as leveraged instruments, the Fund may not use futures contracts or options to leverage its portfolio. When investing in futures and options contracts, the Fund will segregate cash, cash-equivalents or liquid, high quality debt instruments in the amount of the underlying obligation.

THE FUND MAY LEND ITS SECURITIES TO GENERATE ADDITIONAL INCOME. To increase its income, the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions that borrow securities. No more than one-third of the Fund's total assets may be represented by loaned securities. The Fund's loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government securities equal at all times to 100% of the loaned securities' market value plus accrued interest.

                            THE SCHWAB 1000 INDEX(R)

THE INDEX HAS SET INCLUSION CRITERIA. To be included in the Index, a company must satisfy all of the following criteria:

1. it must be an "operating company" (i.e., not an investment company) incorporated in the United States, its territories or possessions;

2. a liquid market for its common shares must exist on the New York Stock Exchange (the "Exchange"), American Stock Exchange or the NASDAQ/NMS; and

3. its market value must place it among the top 1,000 such companies as measured by market capitalization.


A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share multiplied by the number of shares outstanding), divided by the total market value of the Index. As of December 16, 1996, the aggregate market capitalization of Index Stocks was approximately $6.368 trillion.



SCHWAB DEVELOPED AND MAINTAINS THE INDEX. The Index, which as of December 16, 1996 represented approximately 83.6% of the total market value of all publicly traded United States companies, as represented by the Wilshire 5000 Index, was developed and is maintained by Schwab to represent the total return of publicly traded common stocks of United States companies and serve as a standard of comparison for Fund performance. Schwab receives no compensation from the Fund for maintaining the Index.


SCHWAB CALCULATES AND REPORTS INDEX PERFORMANCE DAILY. Index performance (i.e., the market value of all Index Stocks) is calculated and made available each Business Day by Schwab. Index total return is computed monthly (using beginning of month capitalization weightings and assuming reinvestment of dividends) and may be reported from time to time to Fund shareholders.

SCHWAB PERIODICALLY UPDATES THE COMPOSITION OF THE INDEX. Schwab reviews and, as necessary, revises the list of companies whose securities are included in the Index at least annually. Companies known by Schwab to meet or no longer meet the inclusion criteria will be added or deleted as appropriate. Schwab will also modify the Index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, swaps, spin-offs or Chapter 11 bankruptcy filings made because of a company's inability to continue operating as a going concern). Schwab may change Index inclusion criteria if it determines that doing so would cause the Index to be more representative of the domestic equity market. In the future, the Trust's Board of Trustees, subject to shareholder approval, may select another index should it decide that taking such action would be in the best interests of Fund shareholders.

                             MANAGEMENT OF THE FUND

Responsibility for overall management of the Fund rests with the trustees and officers of the Trust. Professional investment management for the Fund is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. In addition to maintaining the Index and providing day-to-day portfolio management of the Fund, the Investment Manager provides general investment advice regarding the Fund's investment strategies, and performs expense management, accounting and recordkeeping, and other administrative services necessary to the operation of the Fund. The Investment Manager, formed in 1989, is a wholly-owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds. As of December 12, 1996, the SchwabFunds(R) had aggregate net assets of approximately $42 billion.



Pursuant to separate agreements, Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, CA 94104, serves as shareholder services and transfer agent for the Fund. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (and associated tax information), responding to daily inquiries, effecting the transfer of Fund shares, and facilitating effective cash management of shareholder Schwab account balances. It also furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary and appropriate in providing the described shareholder and transfer agency information and services. Schwab is also the Fund's distributor, but receives no compensation for its services as such.



Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 230 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab and the Investment Manager are wholly-owned subsidiaries of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and a director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.



Geri Hom is Vice President of the Investment Manager and Senior Portfolio Manager for the Fund. She joined Schwab in March 1995 as Portfolio Manager-Equities and currently manages the four Schwab index funds and co-manages the three Schwab Asset Director(R) Funds with approximately $3.0 billion in assets. For four years prior to joining Schwab, she was a Principal for Wells Fargo Nikko Investment Advisors. For the seven prior years, she was Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko. She holds a B.A. in business education from San Francisco State University.



Stephen B. Ward, Senior Vice President and Chief Investment Officer, has overall responsibility for the management of the Fund's portfolio. Steve joined Charles Schwab Investment Management, Inc. as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining the Investment Manager, Steve was Vice President and Portfolio Manager at Federated Investors. He holds an M.B.A. from the Wharton School and a B.A. in economics from Virginia Tech, and has been a chartered financial analyst since 1985.



Please see the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996 for a discussion by the Investment Manager of the Fund's performance.

FEES AND EXPENSES. Pursuant to its Investment Advisory and Administration Agreement with the Trust, the Investment Manager receives from the Fund a graduated annual fee, payable monthly, of 0.30% of the Fund's average daily net assets not in excess of $500 million and 0.22% of such assets over $500 million. The Investment Manager has agreed to waive the Fund's management fee in excess of 0.20% of the Fund's average daily net assets. In addition, the Investment Manager and Schwab guarantee that total fund operating expenses will not exceed 0.49% of the Fund's average daily net assets. The waiver and expense limits, which are voluntary and may be discontinued at any time, will serve to maintain or lower the Fund's expenses and thus maintain or increase the Fund's total return to shareholders. For the year ended August 31, 1996, the Fund paid investment management fees of 0.20% and total operating expenses of 0.49% of the Fund's average daily net assets.



For the transfer agency and shareholder services provided under its Transfer Agency and Shareholder Service Agreements with the Trust, Schwab receives an annual fee, payable monthly, of 0.05% and 0.20%, respectively, of the Fund's average daily net assets. The Investment Manager and Schwab may reduce their fees from time to time.


The Trust pays the expenses of its operations, including the fees and expenses of independent accountants, legal counsel and custodian; the costs of calculating net asset values, brokerage commissions or transaction costs; taxes; registration fees; and the fees and expenses of qualifying the Trust and its shares for distribution. In addition, the Trust will incur and pay fees in connection with the establishment and maintenance of "sweep" accounts through which the Fund may make regular investments in other investment companies. The expenses will generally be allocated among the Trust's investment portfolios on the basis of relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Fund will be charged to that Fund.

PORTFOLIO BROKERAGE. When placing orders for the Fund's securities transactions, the Investment Manager will use its judgment to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For securities transactions in which Schwab is not a principal, the Investment Manager may use Schwab to execute the Fund's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.

                            DISTRIBUTIONS AND TAXES


DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund will distribute substantially all of its net investment income and net capital gains, if any, on an annual basis, as determined by the Trust's Board of Trustees.


The value of your shares reflects any net investment income or net capital gains that the Fund has earned but not yet distributed, so their value will be reduced when distributions are paid. If you elect to receive these distributions in cash, the value of your Fund holdings as a whole will decrease. If you choose to reinvest your distributions, the reduced value of your shares will be offset by the value of new shares purchased with reinvested distributions.

FEDERAL TAX INFORMATION. The Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), qualified as such, and intends to continue to so qualify. In order to so qualify, the Fund will distribute substantially all of its net investment income and net capital gains to shareholders on an annual basis, and will meet certain other requirements. Such qualification will relieve the Fund of liability for federal income tax to the extent its earnings are so distributed.

Dividends paid by the Fund from net investment income and distributions from the Fund's net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable as ordinary income. For corporate investors in the Fund, dividend distributions designated by the Fund to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Fund were a regular corporation. Distributions received from the Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder owned shares in the Fund. However, any loss on the sale or exchange of shares held for six months or less shall, to the extent of any long-term capital gain distributions received with respect to such shares, be treated as a long-term capital loss. If a shareholder is not subject to income tax, generally the shareholder will not be taxed on amounts distributed by the Fund.

Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' Schwab account statements. The Fund will notify shareholders at least annually as to the nature of all distributions made during the taxable year, including amounts qualifying as dividends and capital gains distributions.

The foregoing is only a brief summary of the federal income tax considerations affecting the Fund and its shareholders. The discussion of taxes set forth above is included for general information purposes only. Prospective investors in the Fund should consult their tax advisers with specific reference to their own tax situations.

                            SHARE PRICE CALCULATION


THE FUND SELLS ITS SHARES FREE OF SALES CHARGES. The price of a share of the Fund is its net asset value, which is determined each Business Day at the close of trading on the Exchange, generally at 4:00 p.m. (Eastern time). The price is determined by adding the total assets of the Fund, subtracting any liabilities, and then dividing the resulting amount by the number of shares outstanding.



The Fund values its portfolio securities based on market quotes if they are readily available. If they are not readily available, the Investment Manager assigns fair values pursuant to guidelines adopted in good faith by the Board of Trustees. The Board of Trustees reviews these values regularly.



Purchase or redemption orders and exchange requests will be executed at the net asset value next determined after receipt by the Transfer Agent or its authorized agent.

                         HOW THE FUND SHOWS PERFORMANCE

THE FUND'S PERFORMANCE MAY BE ADVERTISED IN TERMS OF TOTAL RETURN. From time to time the Fund may advertise its total return. Performance figures are based upon historical results and are not intended to indicate future performance.

The Fund's total return measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.

The Fund's performance may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance (including the Index), United States Treasury obligations, bank certificates of deposit, the Consumer Price Index, corporate bonds and other investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by Lipper Analytical Services, Inc. and Morningstar, Inc.


Additional performance information is available in the Trust's Annual Report to Shareholders, which is available free of charge by calling 800-2 NO-LOAD 24 hours a day.


                                 TAX-ADVANTAGED
                                RETIREMENT PLANS

RETIREMENT PLANS OFFER EXCELLENT TAX ADVANTAGES, AND THE FUND MAY BE AN ESPECIALLY SUITABLE INVESTMENT FOR THEM. Schwab offers tax-advantaged retirement plans for which the Fund may be a particularly appropriate investment. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings.


SCHWAB IRA. A retirement plan with a wide choice of investments offering people with earned income the opportunity to compound earnings on a tax-deferred basis. Schwab IRAs with balances of $10,000 or more by September 15, 1997 will not be charged Schwab's $29 annual IRA account fee for the life of the account.


SCHWAB KEOGH. A tax-advantaged plan for self-employed individuals and their employees that permits the employer to make annual tax-deductible contributions of up to $30,000. Schwab Keogh plans are currently charged an annual fee of $45.


SCHWAB CORPORATE RETIREMENT PLANS. A well designed retirement program can help a company attract and retain valuable employees. Call 800-2 NO-LOAD, 24 hours a day for more information.


                              GENERAL INFORMATION


ABOUT THE TRUST. The Trust was organized as a business trust under the laws of Massachusetts on October 26, 1990 and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios or series ("series"). Currently, shares of seven series are offered. The Board of Trustees may authorize the issuance of shares of additional series if it deems it desirable. Shares within each series will have equal, noncumulative voting rights and equal rights as to dividends, assets and liquidation of such series.

The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as electing or removing trustees, changing fundamental policies, or approving an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request by shareholders owning at least 10% of the outstanding shares of the Trust. Shareholders will vote by series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the Investment Company Act of 1940, as amended, such as for the election of trustees.


                               SHAREHOLDER GUIDE


PLACE ORDERS AND OBTAIN SHAREHOLDER INFORMATION. You may place Fund purchase and redemption orders as well as request exchanges by calling 800-2 NO-LOAD, where trained representatives are available to answer questions about the Fund and your account. The right to initiate transactions by telephone, as discussed below, is available automatically through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.



Reasonable procedures will be followed to confirm that your telephone instructions are genuine. These procedures may include requiring a form of personal identification, providing written confirmation of your telephone instructions and recording all telephone transactions. If the Fund follows telephone orders that it reasonably believes to be genuine, it will not be liable for any losses you may experience. If the Fund does not follow reasonable procedures to confirm that a telephone order is genuine, however, the Fund may be liable for any losses you may suffer from unauthorized or fraudulent orders. You should be aware that telephone transactions may be difficult to implement during periods of drastic economic or market changes. If you experience difficulties in reaching us by telephone, you can mail your orders as set forth on the following pages.


To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.


You may purchase shares through an account maintained with Schwab or through any other entity that has been designated by Schwab. The following information regarding the purchase, exchange and redemption of Fund shares through a Schwab account relates solely to transactions through Schwab accounts and should not be read to apply to transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the SAI.



                               HOW TO BUY SHARES



YOU MAY BUY SHARES OF THE FUND THROUGH A SCHWAB, IRA, TRUST, OR KEOGH ACCOUNT. If you purchase shares of the Fund through an account maintained with Schwab, payment for shares must be made directly to Schwab. The Securities Investor Protection Corporation ("SIPC") will provide account protection, in an amount up to $500,000 for securities, including Fund shares that you hold in a Schwab account. Of course, this SIPC account protection does not protect shareholders from share price fluctuations.

You may buy Fund shares through your Schwab account as described below. If you already have a Schwab account, you need not open a new account.



If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab Account Application (available by calling 800-2 NO-LOAD, 24 hours a day) and mail it to Charles Schwab & Co., Inc. at 101 Montgomery Street, San Francisco, CA 94104. Corporations and other organizations should contact their local Schwab office to determine which additional forms may be necessary to open a Schwab account.



You may deposit funds into your Schwab account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). You may also buy shares of the Fund using electronic products such as StreetSmart(R), The Equalizer(R) and TeleBroker(R). All deposit checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please call 800-2 NO-LOAD, 24 hours a day.



BUYING SHARES THROUGH THE CHARLES SCHWAB TRUST COMPANY. You may also buy shares of the Fund through an account maintained with The Charles Schwab Trust Company (the "Trust Company"). Payment for these shares must be made directly to the Trust Company and you must have funds available in your account to purchase shares of the Fund. Contact a Trust Company representative for more information.


SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.




MINIMUM FUND INVESTMENT REQUIREMENTS. Your initial investment in the Fund may be as low as $1,000 ($500 for IRAs, certain other retirement plans and custodial accounts). The minimum subsequent investment is $100. These requirements may be reduced or waived on certain occasions. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)

Schwab reserves the right to waive these minimums for clients of Schwab Institutional and The Charles Schwab Trust Company and for certain tax-advantaged retirement plans.


WHEN AND AT WHAT PRICE SHARES WILL BE BOUGHT. You must have funds available in your Schwab account in order to buy Fund shares through your Schwab account. If funds (including those transmitted by wire) are received by Schwab before the time the daily net asset value is calculated (normally 4:00 p.m., Eastern time), they will be available for investment on the day of receipt. If funds arrive after that time, they will be available for investment the next Business Day.


METHODS OF BUYING SHARES. Schwab offers you several convenient ways to purchase shares of the Fund. You may choose the one that works best for you and Schwab will confirm execution of your purchase order.


BY PHONE:

You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


BY MAIL:
You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made out to Charles Schwab & Co., Inc. which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.


Written purchase orders (along with any checks) should be mailed to Charles Schwab & Co., Inc. at 101 Montgomery Street, San Francisco, CA 94104 and should contain the following information:



- your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);


- the name of the Fund and the dollar amount of shares you would like purchased; and


- (initial share purchases only) one of the distribution options listed below.


ELECTRONICALLY:

- Refer to product information on StreetSmart(R), e.Schwab(TM), The Equalizer(R) and TeleBroker(R) for details.


- World Wide Web address: http://www.schwab.com


AUTOMATIC INVESTMENT:

Once you have satisfied the initial investment requirements, you may authorize Schwab to automatically buy Fund shares at intervals and in amounts pre-selected by you on your behalf. (See "Schwab Automatic Investment Plan.")



SELECTING A DISTRIBUTION OPTION. You may select from the three distribution options listed below when you first become a shareholder in the Fund. If you already are a Fund shareholder and wish to change your distribution option, please call 800-2 NO-LOAD for assistance.


1. AUTOMATIC REINVESTMENT: Both income dividends and any capital gains distributions will be reinvested in additional shares of the Fund. This option will be selected automatically unless you specify another option. If you are purchasing Fund shares through Schwab's Automatic Investment Plan, you must choose this distribution option for this Fund.


2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash, and any capital gains will be reinvested in additional shares.


3. ALL CASH: Income dividends and any capital gains distributions will both be paid in cash.

Dividends and distributions subject to reinvestment will be invested at the net asset value next determined after their record date. Cash distributions will be credited to your Schwab account and will be held there or mailed to you, depending on the account standing instructions applicable to your account. For information on how to wire funds from your Schwab account to your bank, see "Other Important
Information - Wire Transfers to Your Bank."


OTHER PURCHASE INFORMATION. The Fund reserves the right in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to purchase shares of the Fund are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing. Schwab will charge a service fee against an investor's Schwab account should his or her investment check be returned because of insufficient or uncollected funds or a stop payment order.


                                 HOW TO SELL OR
                                EXCHANGE SHARES


SALE OF SHARES. Shares will be redeemed at the net asset value per share next determined after receipt and verification by Schwab's Transfer Agent or its authorized agent of proper redemption instructions, as set forth on the following pages. Payment for redeemed shares will be credited directly to your Schwab account no later than 7 days after Schwab's Transfer Agent or its authorized agent, receives your redemption instructions in proper form. Redemption proceeds will then be held there or mailed to you depending on the account standing instructions you selected. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information - Wire Transfers to Your Bank." If you purchased shares by check, your redemption proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.



The Fund may suspend redemption rights or postpone payments when: trading on the Exchange is restricted; the Exchange is closed for any reason other than its customary weekend or holiday closings; emergency circumstances as determined by the SEC exist; or for such other circumstances as the SEC may permit. The Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)



EXCHANGE OF SHARES. The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of any other SchwabFunds class or series available to investors in your state. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange involves the redemption of Fund shares and the purchase of shares of any SchwabFunds of your choice. An exchange of shares will be treated as a sale and purchase of shares for federal income tax purposes. Note that you must meet the initial or subsequent minimum investment requirements applicable to the shares you wish to receive in exchange. The Fund reserves the right on 60 days' written notice to modify, limit or terminate the exchange privilege.

EARLY WITHDRAWAL FEE PAID TO THE FUND. The Fund is meant to be a long-term investment. Frequent trading in Fund shares by short-term investors increases the Fund's costs. To offset the costs of short-term trading and to ensure that long-term investors do not bear these costs, the Fund assesses a 0.50% (one-half of one percent) early withdrawal fee upon redemption or exchange proceeds attributable to shares purchased and held less than six months. To benefit Fund shareholders directly, the early withdrawal fee is paid directly to the Fund and does not apply to the redemption or exchange of shares acquired through reinvestment of dividends or capital gains. Solely for purposes of calculating the amount (if any) of the early withdrawal fee, shares will be treated as redeemed on a "first-in first-out basis," except that shares acquired through dividend reinvestment will be treated as redeemed first. This method of calculating the fee should result in the lowest total early withdrawal fee. The Fund reserves the right to waive this fee for certain clients of Schwab Institutional and The Charles Schwab Trust Company and for certain tax-advantaged retirement plans.



BY PHONE:

To sell shares or to exchange shares between any of the SchwabFunds by telephone, please call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. To properly process your telephone redemption or exchange request, we will need the following information:


- your Schwab account number and your name for verification;
- the number of shares to be sold or exchanged;
- the name of the Fund from which you wish to sell or exchange shares;
- the name of the Fund and class into which shares are to be exchanged, if applicable; and
- if exchanging shares, the distribution option you select.

BY MAIL:

You may also request a redemption or an exchange by writing Schwab at 101 Montgomery Street, San Francisco, CA 94104. To properly process your mailed redemption or exchange request, we will need the above information and a letter signed by at least one of the registered Schwab account holders in the exact form specified in the account. Once mailed, a redemption request is irrevocable and may not be modified or canceled.


ELECTRONICALLY:

- Refer to product information on StreetSmart(R), e.Schwab(TM), The Equalizer(R) and TeleBroker(R) for details.



- World Wide Web address: http://www.schwab.com


                                SCHWAB AUTOMATIC
                                INVESTMENT PLAN

THE FREE SCHWAB AUTOMATIC INVESTMENT PLAN IS A FAST, CONVENIENT WAY TO MAKE REGULAR INVESTMENTS IN THE FUND. Schwab's Automatic Investment Plan ("AIP") allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet the Fund's investment minimum. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments: using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab Money Fund linked to your Schwab account; or using the Schwab MoneyLink(R) Transfer Service. As long as you are purchasing the Fund's shares through AIP, all dividends and distributions paid to you by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call 800-2 NO-LOAD, 24 hours a day.


                          OTHER IMPORTANT INFORMATION

MINIMUM BALANCE AND ACCOUNT REQUIREMENTS. Due to the relatively high cost of maintaining accounts with smaller holdings, the Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, the aggregate value of a shareholder's holdings in that Fund drops below the Fund's $500 minimum balance requirement ($250 in the case of IRAs, other retirement plans and custodial accounts). Shareholders will be notified in writing 30 days before the Fund takes such action to allow them to increase their holdings to at least the minimum level. Fund shares will be automatically redeemed should the Schwab account in which the shares are carried be closed.


CONSOLIDATED MAILINGS. In an effort to reduce mailing costs, the Fund consolidates shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write Schwab at 101 Montgomery Street, San Francisco, CA 94104 to that effect.



WIRE TRANSFERS TO YOUR BANK. If you so instruct your local Schwab office, funds can be wired from your Schwab account to your bank account. Call your local Schwab branch for additional information. A service fee will be charged against your Schwab account for each wire sent.


------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING BEING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
------------------------------------------------------

SCHWAB
1000 FUND(R)


PROSPECTUS December 31, 1996


                               [SchwabFunds Logo]


736-9 (12/96) Printed on recycled paper.



[SchwabFunds Logo]
101 Montgomery Street
San Francisco, California 94104

                              CROSS REFERENCE SHEET

                               SCHWAB INVESTMENTS:
                 SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND
                      SCHWAB LONG-TERM GOVERNMENT BOND FUND


Part A Item                                                   Prospectus Caption
-----------                                                   ------------------
Cover Page                                                    Cover Page


Synopsis                                                      Summary of Expenses; Key Features of the Funds

Condensed Financial Information                               Financial Highlights; How the Funds Show
                                                              Performance

General Description of Registrant                             Matching the Funds to Your Investment
                                                              Needs; Investment Objectives, Policies and Risk
                                                              Considerations; Management of the Funds.


Management of the Fund                                        Management of the Funds


Capital Stock and Other Securities                            General Information; Distributions and Taxes;
                                                              Share Price Calculations; Shareholder Guide

Purchase of Securities Being Offered                          Share Price Calculation; Shareholder Guide;
                                                              Schwab Automatic Investment Plan

Redemption or Repurchase                                      Shareholder Guide; Other Important Information


Pending Legal Proceedings                                     Inapplicable

                           SCHWAB SHORT/INTERMEDIATE
                              GOVERNMENT BOND FUND
                          SCHWAB LONG-TERM GOVERNMENT
                                   BOND FUND

                          PROSPECTUS DECEMBER 31, 1996



TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Call 800-2 NO-LOAD (800-266-5623), 24 hours a day.



THE SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND (the "Short/Intermediate Fund", formerly known as the Schwab U.S. Government Bond Fund (Short/Intermediate Term)) and the SCHWAB LONG-TERM GOVERNMENT BOND FUND (the "Long-Term Fund," formerly known as the Schwab Long-Term U.S. Government Bond Fund, and, together with the Short/Intermediate Fund, the "Funds"), attempt to provide a high level of current income consistent with preservation of capital by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements covering these securities. Under normal market conditions, each Fund will invest at least 65% of its assets in bonds, which include bonds, notes, debentures, mortgage-related securities and zero coupon obligations. Under normal market conditions, the Short/Intermediate Fund seeks to maintain a dollar weighted average portfolio maturity not to exceed five years and the Long-Term Fund seeks to maintain a dollar weighted average maturity greater than ten years. Each Fund is a diversified investment portfolio of Schwab Investments (the "Trust"), a no-load, open-end, management investment company.



THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUNDS. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about each Fund in the Trust's "Statement of Additional Information," dated December 31, 1996 (as amended from time to time). The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. This Prospectus is also available electronically by using our World Wide Web address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the Statement of Additional Information, call Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD, 24 hours a day, or write Schwab at 101 Montgomery Street, San Francisco, CA 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.



                               TABLE OF CONTENTS



                                       PAGE
                                       -----
Key Features of the Funds............      2
Summary of Expenses..................      3
Financial Highlights.................      5
Matching the Funds to Your Investment
  Needs..............................      6
Investment Objectives, Policies and
  Risk Considerations................      7
Management of the Funds..............     11
Distributions and Taxes..............     13
Share Price Calculations.............     14
How the Funds Show Performance.......     14
Tax-Advantaged Retirement Plans......     15
General Information..................     15
Shareholder Guide....................     15
  How to Buy Shares..................     16
  How to Sell or Exchange Shares.....     18
Schwab Automatic Investment Plan.....     20
Other Important Information..........     20


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           KEY FEATURES OF THE FUNDS


PERFORMANCE. The investment objective of both Funds is to attempt to provide a high level of current income consistent with preservation of capital by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements covering these securities. Although the Funds will invest primarily in securities guaranteed by the U.S. Government, its agencies or instrumentalities, neither Fund is backed by the U.S. Government. (See "Investment Objectives, Policies and Risk Considerations.")



EFFECT OF PORTFOLIO MATURITIES ON YIELDS. Securities with longer maturities have a greater risk of fluctuation of principal value than money market instruments. High-quality money market instruments reflect short-term interest rates with relatively little risk of fluctuation of principal value. The Short/Intermediate Fund seeks to provide higher yields than money market instruments by investing in securities with a dollar weighted average portfolio maturity not to exceed five years. The Long-Term Fund seeks to provide even higher yields by investing in securities with a dollar weighted average portfolio maturity greater than ten years. (See "Matching the Funds to Your Investment Needs.")



MINIMIZATION OF SHARE PRICE FLUCTUATION. The Short/Intermediate Fund is managed in an effort to minimize fluctuations in the value of its shares. The dollar weighted average portfolio maturity not to exceed five years is designed to achieve this goal. The Short/ Intermediate Fund's emphasis on capital preservation may at times cause the Fund not to provide the same yield and total return as other funds invested in longer-term or lower quality bonds.


CREDIT SAFETY THROUGH A GOVERNMENT PORTFOLIO. Both Funds normally will invest only in Government securities, which are usually considered to be among the safest of instruments. (See "Investment Objectives, Policies and Risk Considerations.")

MONTHLY DIVIDENDS. Dividends on each Fund's shares are declared daily and paid monthly, unlike many individual Government securities which generally pay interest semi-annually. Additionally, unlike interest paid on Government securities, shareholders can reinvest dividends paid on their Fund shares. (See "Distributions and Taxes.")


LOW MINIMUM INVESTMENT. Investors can begin their investment program with as little as $1,000. Subsequent investments can be made with only $100. (See "How to Buy Shares.")



PROFESSIONAL MANAGEMENT. Charles Schwab Investment Management, Inc. (the "Investment Manager"), currently provides investment management services to the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds with over $42 billion in assets as of December 15, 1996. (See "Management of the Funds.")


LOW COST INVESTING. Each Fund brings a low cost approach to investing with:

- no sales or transaction fees;
- no 12b-1 fees or contingent deferred sales charges;

- a guarantee by the Investment Manager and Schwab to absorb operating expenses of the Short/Intermediate Fund in excess of 0.49% of the Fund's average daily net assets, which includes waiving a portion of the Fund's management fee, for potentially higher returns, although this guarantee may be discontinued at any time (see "Summary of Expenses" and "Management of the Funds"); and

- a guarantee by the Investment Manager and Schwab to absorb operating expenses of the Long-Term Fund in excess of 0.30% of the Fund's average daily net assets, which includes waiving a portion of the Fund's management fee, for potentially higher returns. This guarantee may be discontinued at any time. (See "Summary of Expenses" and "Management of the Funds")



SHAREHOLDER SERVICE. Schwab serves as the Funds' principal underwriter/distributor, transfer agent, and shareholder service provider. Schwab's professional representatives are available 24 hours a day to receive your purchase, redemption, and exchange orders. Call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. Schwab also enables you to execute your trading requests through electronic products such as StreetSmart(R), The Equalizer(R) and TeleBroker(R). (See "How to Buy Shares" and "How to Sell or Exchange Shares.")



FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in the Funds in amounts and at intervals that you select. You avoid the inconvenience, delay and expense associated with checks or bank wires. (See "Schwab Automatic Investment Plan" or call 800-2 NO-LOAD, 24 hours a day.)



CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their investment activity, including mutual funds, on one report. (See "Other Important Information.")



FIXED INCOME INVESTMENTS. In addition to bond mutual funds, Schwab offers a complete selection of individual fixed income securities, including:



- Municipal Bonds      - Corporate Bonds
- Strips               - Ginnie Maes
- Treasuries           - CDs


Contact Schwab's bond specialists at 800-626-4600 for more information.

                              SUMMARY OF EXPENSES

                                 SCHWAB SHORT/     SCHWAB
                                 INTERMEDIATE     LONG-TERM
                                  GOVERNMENT     GOVERNMENT
                                   BOND FUND      BOND FUND
                                 -------------   -----------
SHAREHOLDER TRANSACTION
  EXPENSES:
  Sales Load on Purchases......       None           None
  Sales Load on Reinvested
    Dividends..................       None           None
  Deferred Sales Load..........       None           None
  Exchange Fee.................       None           None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF NET
  ASSETS):
  Management Fees (after fee
    reduction).................     0.31%1         0.12%1
  12b-1 Fees...................       None           None
  Other Expenses (after fee
    reduction and expense
    reimbursement).............      0.18%3        0.18%4
                                    ------       -----------
TOTAL FUND OPERATING
  EXPENSES2....................      0.49%3        0.30%4
                                 ==========      ==========



1 This amount reflects for the Long-Term Fund, and has been restated to reflect for the Short/Intermediate Fund, a voluntary reduction by the Investment Manager. If there were no such reduction, the management fee for the Short/Intermediate Fund and the Long-Term Fund would be 0.41% of each Fund's average daily net assets. The Investment Manager may discontinue these guarantees at any time.

2 You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "How to Buy Shares - Schwab Account Minimums and Associated Fees.") Schwab Individual Retirement Accounts with balances of $10,000 or more by September 15, 1997 will not be charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45. (See "Tax-Advantaged Retirement Plans.")


3 This amount reflects the voluntary guarantee by the Investment Manager and Schwab that the total operating expenses of the Short/ Intermediate Fund will not exceed 0.49% of the Fund's average daily net assets. The Investment Manager and Schwab may discontinue these guarantees at any time. Without a similar guarantee, which was in effect for the fiscal year ended August 31, 1996, other expenses and total fund operating expenses would have been 0.39% and 0.80%, respectively, of the Fund's average daily net assets.



4 This amount has been restated to reflect the voluntary guarantee by the Investment Manager and Schwab that the total operating expenses of the Long-Term Fund will not exceed 0.30% of the Fund's average daily net assets. The Investment Manager and Schwab may discontinue these guarantees at any time. Without a similar guarantee, which was in effect for the fiscal year ended August 31, 1996, other expenses and total fund operating expenses would have been 0.76% and 1.17%, respectively, of the Fund's average daily net assets.


EXAMPLES. You would pay the following expenses on a $1,000 investment in each Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:


                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
                          ------  -------  -------  --------
Short/Intermediate
 Fund....................   $5      $16      $27      $ 62
Long-Term Fund...........   $3      $10      $17      $ 38


THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUNDS WILL BEAR DIRECTLY OR INDIRECTLY. This example reflects the guarantee by the Investment Manager and Schwab that the total operating expenses of each Fund will not exceed the amounts specified for the time periods referred to in notes (3) and (4) above. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the SEC. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

FINANCIAL HIGHLIGHTS

Set forth below is the table containing information as to income and capital changes for a share of the Schwab Short/Intermediate Government Bond Fund, formerly known as the Schwab U.S. Government Bond Fund (Short/Intermediate
Term), and the Schwab Long-Term Government Bond Fund, formerly known as the Schwab Long-Term U.S. Government Bond Fund, outstanding for the periods indicated below. This information has been audited by Price Waterhouse LLP, the Trust's independent accountants, whose unqualified report appears with the financial statements in the Statement of Additional Information.


                                                  SCHWAB SHORT/INTERMEDIATE
                                                     GOVERNMENT BOND FUND
                          --------------------------------------------------------------------------
                                                                                    FOR THE PERIOD
                                                                                   NOVEMBER 5, 1991
                                                                                    (COMMENCEMENT
                                                       EIGHT MONTHS                 OF OPERATIONS)
                                                          ENDED       YEAR ENDED          TO
                            YEAR ENDED AUGUST 31,       AUGUST 31,   DECEMBER 31,    DECEMBER 31,
                           1996      1995      1994        1993          1992            1991
                         --------  --------  --------  ------------  ------------  ----------------
Net asset value at
 beginning of period....  $   9.84   $   9.81  $  10.64    $  10.26      $  10.28        $  10.00
INCOME FROM INVESTMENT
OPERATIONS
 Net investment
  income................      0.59       0.59      0.54        0.37          0.60            0.10
 Net realized and
  unrealized gain (loss)
  on investments........     (0.17)      0.03     (0.71)       0.38          0.01            0.28
                          --------   --------  --------    --------      --------        --------
 Total from investment
  operations............      0.42       0.62     (0.17)       0.75          0.61            0.38
LESS DISTRIBUTIONS
 Dividends from net
  investment income.....     (0.59)     (0.59)    (0.54)      (0.37)        (0.60)          (0.10)
 Distributions from
  realized gain on
  investments...........        --         --     (0.12)         --         (0.03)             --
                          --------   --------  --------    --------      --------        --------
 Total distributions....     (0.59)    (0.59)    (0.66)      (0.37)        (0.63)          (0.10)
                          --------   --------  --------    --------      --------        --------
 Net asset value at end
  of period.............  $   9.67  $   9.84  $   9.81    $  10.64      $  10.26        $  10.28
                          ========  ========  ========    ========      ========        ========
TOTAL RETURN (%)........      4.39      6.61     (1.67)       7.39          6.08            3.79
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000s).........  $134,019  $157,191  $190,479    $273,973      $226,223        $ 66,404
 Ratio of expenses to
  average net
  assets (%)............      0.49      0.58      0.60        0.60*         0.43            0.35*
 Ratio of net investment
  income to average net
  assets (%)............      6.03      6.11      5.28        5.28*         5.78            6.14*
 Portfolio turnover
  rate (%)..............        80       203        91         107           185               4



                                      SCHWAB LONG-TERM
                                    GOVERNMENT BOND FUND
                         -------------------------------------------
                                                   FOR THE PERIOD
                                                   MARCH 5, 1993
                                                   (COMMENCEMENT
                                                   OF OPERATIONS)
                                                         TO
                          YEAR ENDED AUGUST 31,      AUGUST 31,
                          1996     1995     1994        1993
                         -------  -------  ------  ---------------
Net asset value at
 beginning of period....  $  9.80  $  9.33  $10.53     $10.00
INCOME FROM INVESTMENT
OPERATIONS
 Net investment
  income................     0.65     0.69    0.60       0.31
 Net realized and
  unrealized gain (loss)
  on investments........    (0.42)    0.47   (1.20)      0.53
 Total from investment
  operations............     0.23     1.16   (0.60)      0.84
LESS DISTRIBUTIONS
 Dividends from net
  investment income.....    (0.65)   (0.69)  (0.60)     (0.31)
 Distributions from
  realized gain on
  investments...........       --       --      --         --

 Total distributions....  (0.65)     (0.69)  (0.60)     (0.31)
                          -------  -------  ------     ------
 Net asset value at end
  of period.............  $  9.38  $  9.80  $ 9.33     $10.53
                          =======  =======  ======     ======
TOTAL RETURN (%)........     2.29    13.03   (5.80)      8.63
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000s).........  $22,761  $12,949  $7,108     $2,806
 Ratio of expenses to
  average net
  assets (%)............     0.00     0.00    0.10       0.26*
 Ratio of net investment
  income to average net
  assets (%)............     6.67     7.38    6.27       6.36*
 Portfolio turnover
  rate (%)..............       66      240     123         42



* Annualized

                                  SCHWAB SHORT/INTERMEDIATE
                                     GOVERNMENT BOND FUND                                          SCHWAB LONG-TERM
          --------------------------------------------------------------------------             GOVERNMENT BOND FUND
                                                                     FOR THE PERIOD   -------------------------------------------
                                                                    NOVEMBER 5, 1991                             FOR THE PERIOD
                                                                     (COMMENCEMENT                                MARCH 5, 1993
                                        EIGHT MONTHS                 OF OPERATIONS)                               (COMMENCEMENT
                                           ENDED       YEAR ENDED          TO                                   OF OPERATIONS) TO
             YEAR ENDED AUGUST 31,       AUGUST 31,   DECEMBER 31,    DECEMBER 31,     YEAR ENDED AUGUST 31,       AUGUST 31,
            1996      1995      1994        1993          1992            1991         1996     1995     1994         1993
          --------  --------  --------  ------------  ------------  ----------------  -------  -------  ------  -----------------
 Ratio of
 expenses
   to
  average
   net
   assets
   prior
   to
  reduced
   fees
   and
 absorbed
 expenses
 (%)++...     0.80      0.81      0.81        0.84*         0.89            1.47*        1.17     1.18    2.19         19.19*
 Ratio of
   net
   investment
   income
   to
  average
   net
   assets
   prior
   to
  reduced
   fees
   and
 absorbed
 expenses
 (%)++...     5.72      5.88      5.07        5.04*         5.32            5.02*        5.50     6.20    4.18        (12.57)*



++ The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to (a) limit each Fund's ratio of operating expenses to average net assets; and (b) increase each Fund's ratio of net investment income to average net assets.



* Annualized


                  MATCHING THE FUNDS TO YOUR INVESTMENT NEEDS

THE FUNDS MAY BE SUITABLE FOR RISK-SENSITIVE INVESTORS SEEKING INCOME. The Funds may be appropriate for a variety of investment programs. While the Funds are not a substitute for an investment portfolio tailored to an individual's investment needs and ability to tolerate risk, they can serve as components of an investor's long-term program to accumulate assets for retirement, college tuition, or other major goals.

Because the Funds will ordinarily invest primarily in U.S. Government securities and because the Short/Intermediate Fund will be managed in an effort to minimize fluctuations in its share price, the Short/Intermediate Fund (and to a lesser degree, the Long-Term Fund) may be appropriate for investors, including those who have retired, who desire to receive monthly dividend payments from a fund whose objective is to seek above average returns while minimizing their exposure to principal fluctuations. Investors should note, however, that the principal value of shares of the Long-Term Fund may be subject to greater fluctuation than the value of shares of the Short/Intermediate Fund resulting from the longer maturities of the securities held by the Long-Term Fund.

            INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS


EACH FUND IS DESIGNED TO PROVIDE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL. Both Funds are investment portfolios of the Trust, a no-load, open-end, management investment company. The investment objective of each Fund is to provide a high level of current income consistent with preservation of capital. Each Fund's investment objective, along with certain investment restrictions adopted by each Fund (see "Investment Restrictions" in the Statement of Additional Information), is fundamental, and cannot be changed without approval by holders of a majority of the Fund's outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). While there is no assurance that either Fund will achieve its investment objective, each will endeavor to do so by following the investment policies set forth below.


EACH FUND WILL INVEST PRIMARILY IN U.S. GOVERNMENT SECURITIES. Each Fund will invest primarily in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, and repurchase agreements covering these securities. The Funds will attempt to invest 100% of their total assets in the foregoing instruments and may also invest in related options and futures contracts. Under normal market conditions, each Fund will invest at least 65% of its total assets in bonds, which include bonds, notes, debentures, mortgage-related securities, stripped government securities, and zero coupon obligations.

U.S. Government Securities include: bills, bonds, stripped government securities, and other debt securities, differing as to maturity and rates of interest, that are issued by and are direct obligations of the U.S. Treasury and other securities that are issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities that include, but are not limited to, Government National Mortgage Association ("GNMA"), Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), and Federal National Mortgage Association ("FNMA"). U.S. Government Securities are generally viewed by the Investment Manager as being among the safest of debt securities with respect to the timely payment of principal and interest (but not with respect to any premium paid on purchase), but generally bear a lower rate of interest than corporate debt securities. However, they are subject to market risk like other debt securities, and therefore a Fund's shares can be expected to fluctuate in value. In addition, each Fund may invest in principal or interest only portions of U.S. Government Securities that have been separated (stripped). Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion. Stripped securities may be more volatile than non-stripped securities.

Depending on market conditions, the Funds may invest a substantial portion of their assets in mortgage-backed debt securities issued by GNMA, FNMA, and FHLMC. Securities issued by GNMA represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans Administration. Securities issued by FNMA and FHLMC, U.S. Government-sponsored corporations, also represent an interest in a pool of mortgages.

The timely payment of principal and interest on GNMA securities is guaranteed by GNMA and backed by the full faith and credit of the

U.S. Treasury. FNMA guarantees full and timely payment of interest and principal on FNMA securities. FHLMC guarantees timely payment of interest and ultimate collection of principal on FHLMC securities. FNMA and FHLMC securities are not backed by the full faith and credit of the U.S. Treasury. With respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such securities may involve greater risk of loss of principal and interest.

Mortgage-backed debt securities, such as those issued by GNMA, FNMA, and FHLMC, are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are passed through to investors. During periods of declining interest rates, there is increased likelihood that the underlying mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by a Fund on purchase of such securities. In addition, the proceeds of prepayment would likely be invested at lower interest rates. Also, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal payment features, mortgage-backed securities are generally more volatile investments than other U.S. Government Securities.

The Funds may also invest in other types of U.S. Government Securities, including collateralized mortgage obligations ("CMOs") issued by U.S. Government agencies or instrumentalities. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

The Funds may also enter into repurchase agreements. A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities within a specified time at a higher price or at the same price plus an amount equal to an agreed upon interest rate. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating and losses. Neither Fund may invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

Each Fund may also purchase shares of other no-load investment companies, including those managed by the Investment Manager. These purchases will be subject to the limitations imposed by the 1940 Act, and we will only make these purchases after obtaining any required regulatory approvals. Investment in other investment companies may cause you to bear duplicative fees for certain services. The Investment Manager will charge no management fees attributable to Fund assets that are invested in other investment companies. (See "Investment Restrictions" in the Statement of Additional Information.")


Under normal market conditions, the Short/ Intermediate Fund seeks to maintain a dollar-weighted average portfolio maturity not exceeding five years, and the Long-Term Fund seeks to maintain a dollar-weighted average portfolio maturity in excess of ten years, although either Fund may invest in obligations of any maturity. Both Funds will be managed to attempt to minimize fluctuations in the value of their shares by concentrating on securities whose prices are anticipated to be relatively less sensitive to changes in broad based interest rates.



The frequency of portfolio transactions, a Fund's turnover rate, will vary from year to year depending upon market conditions and purchase and redemption patterns of each Fund's shareholders. Typically, funds with higher turnover tend to generate higher capital gains and transaction costs. The Short/Intermediate Fund had portfolio turnover rates for the years ended August 31, 1996 and 1995 of 80% and 203%, respectively. The Long-Term Fund had portfolio turnover rates for the years ended August 31, 1996 and 1995 of 66% and 240%, respectively. The Investment Manager's efforts to reposition each Fund's portfolio in an environment of steadily falling interest rates was the primary factor for each Fund's higher portfolio turnover in 1995.


THE FUNDS MAY UTILIZE FUTURES AND OPTIONS STRATEGIES. Each Fund may also purchase futures contracts on U.S. Government Securities and any index comprised of such securities as well as options contracts (including options on futures contracts), to accommodate cash flows or in anticipation of taking a market position when, in the opinion of the Investment Manager, available cash balances do not permit economically efficient purchases. Moreover, each Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. Each Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets. Futures contacts and options may be used to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns or simulate full investment when a futures contract is priced more attractively or is otherwise considered more advantageous than the underlying security or index. Each Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of each Fund's total assets. Under normal market conditions, each Fund may commit a maximum of 25% of its total assets by selling futures, writing calls or buying puts and will limit its purchases of calls so that the value of the securities underlying the calls does not exceed 5% of a Fund's total assets. (See "Investment Securities" in the Statement of Additional Information.)

Futures contracts and options pose certain risks. The primary risks associated with the use of futures contracts and options include: imperfect correlation between the change in market value of the securities held by each Fund and the prices of futures contracts and options, and possible lack of a liquid secon-dary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of each Fund's underlying securities. The risk that each Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

The risk of loss in trading futures and options contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage that can be involved in futures and options pricing. As a result, a relatively small price movement in a futures or options contract may result in immediate and substantial loss (or gain) to the investor. While futures contracts and options can be used as leveraged instruments, each Fund may not use futures contracts or options to leverage its portfolios. When investing in futures and options contracts, each Fund will segregate cash, cash-equivalents or liquid, high-quality debt instruments in the amount of the underlying obligation.

THE FUNDS MAY LEND THEIR SECURITIES TO GENERATE ADDITIONAL INCOME. To increase their income, the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that borrow securities. No more than one-third of each Fund's total assets may be represented by loaned securities. Each Fund's loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities equal at all times to at least 100% of the loaned securities' market value plus accrued interest. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, such loans will be made only to firms deemed by the Investment Manager to be of good standing and when, in the judgment of the Investment Manager, the income which can be earned currently from such loans justifies the attendant risk.

The Funds may borrow money from banks or other financial institutions as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of their total assets (including the amount borrowed), provided that neither Fund will purchase securities while borrowings represent more than 5% of its assets.

THE FUNDS MAY ELECT A STRATEGY WHICH INCLUDES PURCHASING WHEN-ISSUED SECURITIES AND RESTRICTED SECURITIES. Each Fund may purchase and sell securities on a "when-issued" or "firm commitment" basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future time. At the time of settlement, the market value of the security may be more or less than its purchase or sale price. While the Funds may enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into a new commitment to extend the delivery date further into the future. Between the time of purchase and settlement, no payment is made by a Fund and no interest on securities purchased for future delivery is received by that Fund.

The Investment Manager may determine that it is in the best interest of a Fund to purchase or maintain selected illiquid or restricted securi-ties. A Fund will not purchase illiquid securities if, as a result, more than 10% of its total assets would be invested in illiquid securities.


                            MANAGEMENT OF THE FUNDS



Responsibility for overall management of the Funds rests with the trustees and officers of the Trust. Professional investment management for the Funds is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. The Investment Manager provides general investment advice regarding each Fund's investment strategies, and performs expense management, accounting, record-keeping and other administrative services necessary to the operation of the Funds. The Investment Manager, formed in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds with aggregate net assets in excess of $42 billion as of December 15, 1996.



Andrea Regan is a Vice President of Schwab and the Senior Portfolio Manager for the Funds and, as such, she has had primary responsibility for the day-to-day management of each Fund's portfolio since the commencement of each Fund's operations. Prior to January 1991, Ms. Regan was Vice President and Manager of Trading for the Bank of California's investment management division, Merus Capital Management. She graduated from San Jose State University with a Bachelor of Science in Accounting.



Stephen B. Ward is the Trust's Senior Vice President and Chief Investment Officer. He has overall responsibility for the management of the Funds' portfolios. Steve joined the Investment Manager as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining the Investment Manager, Steve was Vice President and Portfolio Manager at Federated Investors. He graduated with a Master of Business Administration from the Wharton School and a Bachelor of Arts in Economics from Virginia Tech and has been a Chartered Financial Analyst since 1985.



Please see the Funds' Annual Report to Shareholders for the fiscal year ended August 31, 1996 for a discussion by the Investment Manager of each Fund's performance.



Pursuant to separate agreements, Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, CA 94104, serves as shareholder services agent and transfer agent for the Funds. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (and associated tax information), responding to daily inquiries, effecting the transfer of each Fund's shares, and facilitating effective cash management of shareholders' Schwab account balances. Schwab also furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary and appropriate in providing the shareholder and transfer agency information and services described above. Schwab is also each Fund's Distributor, but receives no compensation for its services as such.


Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 230 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab and the Investment Manager, which was formed in 1989, are wholly owned subsidiaries of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and a director of The Charles Schwab Corporation. As a result of his beneficial ownership interest in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.



FEES AND EXPENSES. Pursuant to its Investment Advisory and Administration Agreement with the Trust, the Investment Manager receives from each Fund a graduated annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. The Investment Manager guarantees that the Short/Intermediate Fund's management fee will not exceed 0.31% of the Fund's average daily net assets and that the Long-Term Fund's management fee will not exceed 0.12% of the Fund's average daily net assets. Moreover, the Investment Manager and Schwab guarantee that the Short/Intermediate Fund's total operating expenses will not exceed 0.49% of the Fund's average daily net assets and that the Long-Term Fund's operating expenses will not exceed 0.30% of the Fund's average daily net assets. The effect of these guarantees is to maintain or lower each Fund's expenses and thus maintain or increase each Fund's total return to shareholders. The Investment Manager and Schwab may discontinue these guarantees at any time.



For the transfer agency and shareholder services provided under its Transfer Agency and Shareholder Service Agreements with the Trust, Schwab receives an annual fee, payable monthly, of 0.05% and 0.20%, respectively, of each Fund's average daily net assets. The Investment Manager and Schwab may each reduce its fees from time to time in the future.



The Trust pays the expenses of its operations, including the fees and expenses of independent accountants, legal counsel and custodian; the costs of calculating net asset values, brokerage commissions or transaction costs; taxes; registration fees; and the fees and expenses of qualifying the Trust and its shares for distribution. In addition, the Trust will incur and pay fees in connection with the establishment and maintenance of "sweep" accounts through which the Funds may make regular investments in other investment companies. The expenses will generally be allocated among the Trust's investment portfolios on the basis of relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Fund will be charged to that Fund. For the year ended August 31, 1996, the Short/Intermediate Fund paid investment management fees of 0.31% and total operating expenses of 0.49% of the Fund's average daily net assets, and the Long-Term Fund paid no investment management fees or other operating expenses.


PORTFOLIO BROKERAGE. U.S. Government Securities are typically purchased and sold on the over-the-counter market through dealers acting as principals for their own accounts. Accordingly, commissions are not charged on these transactions. Instead, the subject securities are sold on a "net" basis with the participating dealer(s) earning a spread (the difference between ask and bid price) on each purchase or sale. The Funds may, however, pay commissions in connection with their options transactions.

When placing orders for each Fund's securities transactions, the Investment Manager uses its best judgment to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For non-debt security trades in which Schwab is not a principal, the Investment Manager may use Schwab to execute a Fund's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.


                            DISTRIBUTIONS AND TAXES



DIVIDENDS AND OTHER DISTRIBUTIONS. The Funds declare daily dividends which are paid monthly. On each day that the net asset value per share of each Fund is determined (a "Business Day"), each Fund declares a dividend from net investment income as of the close of trading on the New York Stock Exchange ("the Exchange") (normally 4:00 p.m. Eastern time) to shareholders of record at the previous net asset value calculation. Dividends are normally paid (and, where applicable, reinvested) on the 25th of each month, if a Business Day, otherwise on the next Business Day, with the exception of the dividend paid in December, which is paid on the last Business Day of December. Each Fund intends to distribute substantially all of its net investment income on an annual basis, and plans to distribute substantially all of its net capital gains, if any, at least once annually, as determined by the Board of Trustees. All distributions will be automatically reinvested in additional shares of that Fund unless the shareholder elects otherwise.


TAX INFORMATION. Each Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), qualified as such and intends to continue to so qualify. In order to so qualify, each Fund will distribute substantially all of its net investment income and net capital gains to shareholders on an annual basis, and will meet certain other requirements. Such qualification relieves a Fund of liability for federal income taxes to the extent its earnings are distributed.


Dividends paid by the Funds from net investment income and distributions from the Fund's net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable as ordinary income. Distributions received from a Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder has owned shares in a Fund. Any loss on the sale or exchange of a Fund's shares held for six months or less shall be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares. If a shareholder is not subject to tax on his income, generally the shareholder will not be taxed on amounts distributed by the Fund.


Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' Schwab account statements. The Funds will notify shareholders at least annually as to the Federal income tax consequences of all distributions made each year.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the mutual fund from direct obligations of the U.S. Government, subject in some cases to minimum investment requirements. Investments in repurchase agreements collateralized by U.S. Government securities do not generally qualify for this purpose. At the end of each calendar year, the Funds will provide shareholders with the percentage of any dividends paid which may qualify for such tax-free status. Shareholders should consult their own tax advisors with respect to the application of state and local income tax laws to these distributions and on the application of other state and local intangible property or income tax laws to their shares and to distributions and redemption proceeds received from the Funds.

The foregoing is only a brief summary of the federal income tax considerations affecting the Funds and their shareholders. Accordingly, a potential investor should consult his or her tax adviser with specific reference to the shareholder's own tax situation.

                            SHARE PRICE CALCULATIONS


THERE ARE NO SALES CHARGES OR TRANSACTION FEES TO PURCHASE OR REDEEM SHARES OF A FUND. The price of a share of each Fund is its net asset value, which is determined each Business Day at the close of trading on the Exchange, generally at 4:00 p.m. (Eastern time). The price is determined by adding the total assets of the Fund, subtracting any liabilities, and then dividing the resulting amount by the number of shares outstanding. Each Fund's net asset value will fluctuate and neither Fund's shares are insured against reduction in net asset value. (See "Share Price Calculation" in the Statement of Additional Information.)



The Funds value their portfolio securities based on market quotes if they are readily available. If they are not readily available, the Investment Manager assigns fair values pursuant to guidelines adopted in good faith by the Board of Trustees. The Board of Trustees reviews these values regularly.



Purchase or redemption orders and exchange requests will be executed at the net asset value next determined after receipt by the Transfer Agent or its authorized agent.



                         HOW THE FUNDS SHOW PERFORMANCE


From time to time each Fund may advertise its total return or yield. Performance figures are based upon historical results and are not intended to indicate future performance.

Each Fund's total return measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.

Each Fund's yield refers to the income generated by a hypothetical investment in that Fund over a specific 30-day period. This income is then annualized, which means that the income generated during the 30-day period is assumed to be generated every 30 days over an annual period and is shown as a percentage of the hypothetical investment. (See "Total Return and Yield" in the Statement of Additional Information.)


The Funds' performance may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance (including the Schwab 1000 Index(R)), U.S. Treasury obligations, bank certificates of deposit, the Consumer Price Index, and other investments for which reliable performance data is available. Each Fund's performance may also be compared to various unmanaged bond indices, including but not limited to the Salomon Brothers High Grade Index, the Shearson Lehman Government/
Corporate Bond Index, the Merrill Lynch Government/Corporate Bond Master Index, and to Lipper Analytical Services, Inc. averages and Morningstar, Inc. performance rankings.


Additional performance information is available in the Trust's Annual Report to Shareholders, which is available free of charge by calling 800-2 NO-LOAD.


                        TAX-ADVANTAGED RETIREMENT PLANS


RETIREMENT PLANS OFFER EXCELLENT TAX ADVANTAGE AND THE FUNDS MAY BE ESPECIALLY SUITABLE INVESTMENTS FOR THEM. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings.



SCHWAB IRA. A retirement plan with a wide choice of investments offering people with earned income the opportunity to compound earnings on a tax-deferred basis. Schwab IRA accounts with balances of $10,000 or more by September 15, 1997 will not be charged Schwab's $29 annual IRA account fee for the life of the account.


SCHWAB KEOGH. A tax-advantaged plan for self-employed individuals and their employees that permits the employer to make annual tax-deductible contributions of up to $30,000. Schwab Keogh Plans are currently charged an annual fee of $45.


SCHWAB CORPORATE RETIREMENT ACCOUNT. A well designed retirement program can help a company attract and retain valuable employees. Call 800-2 NO-LOAD for more information.


                              GENERAL INFORMATION

ABOUT THE TRUST. The Trust was organized as a business trust under the laws of Massachusetts on October 26, 1990 and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios or series ("Series"). Currently, shares of seven Series are offered. The Board of Trustees may authorize the issuance of shares of additional Series if it deems it desirable. Shares within each Series have equal, noncumulative voting rights and equal rights as to dividends, assets and liquidation of such Series.

The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as electing or removing trustees, changing fundamental policies, or approving an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request by shareholders owning at least 10% of the outstanding shares of the Trust. Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for the election of trustees.


                               SHAREHOLDER GUIDE



PLACE ORDERS AND OBTAIN SHAREHOLDER SERVICE AND INFORMATION. You may place purchase and redemption orders as well as request exchanges by calling 800-2 NO-LOAD, where trained representatives are available to answer questions about the Funds and your account. The right to initiate transactions by telephone, as discussed below, is available automatically through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.



Reasonable procedures will be followed to confirm that telephone instructions are genuine. These procedures may include requiring a form of personal identification, providing written confirmation of your telephone instructions and recording all telephone transactions. If each Fund executes telephone orders that it reasonably believes to be genuine, it will not be liable for any losses you may experience. If the Fund does not follow reasonable procedures to confirm that a telephone order is genuine, however, the Fund may be liable for any losses you may suffer from unauthorized or fraudulent orders. You should be aware that it may be difficult to implement transactions by telephone during periods of drastic economic or market changes. If you experience difficulties in purchasing, redeeming or exchanging shares by telephone, you can utilize the alternative methods discussed on the following pages to place an order.


To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.


You may buy shares through an account maintained with Schwab or through any other entity that has been designated by Schwab. The information on the following pages regarding the purchase, exchange, and redemption of Fund shares through a Schwab account relates solely to such transactions through Schwab accounts and should not be read to apply to such transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the Statement of Additional Information.



                               HOW TO BUY SHARES



BUYING SHARES THROUGH A SCHWAB ACCOUNT. If you buy shares of the Funds through an account maintained with Schwab, payment for shares must be made directly to Schwab. The Securities Investor Protection Corporation ("SIPC") will provide account protection, in an amount up to $500,000, for securities, including Fund shares which you hold in a Schwab account. Of course, SIPC account protection does not protect shareholders from share price fluctuations.



You may buy Fund shares using your Schwab account as described below. If you already have a Schwab account, you need not open a new account.



If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab Account Application (available by calling 800-2 NO-LOAD, 24 hours a day) and mail or deliver it to your local Schwab office. You may also mail the application to Schwab at 101 Montgomery Street, San Francisco, CA 94104. Corporations and other organizations should contact their local Schwab office to determine which additional forms may be necessary to open a Schwab account.



You may deposit funds into your Schwab account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). You may also buy shares of each Fund using electronic products such as StreetSmart(R), The Equalizer(R), and TeleBroker(R). All deposit checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please call 800-2 NO-LOAD.


SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.


MINIMUM FUND INVESTMENT REQUIREMENTS. Your initial investment in a Fund may be as low as $1,000 ($500 for custodial accounts, Individual Retirement Accounts and certain other retirement plans). The minimum subsequent investment is $100. These requirements may be reduced or waived on certain occasions. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)



WHEN AND AT WHAT PRICE SHARES WILL BE BOUGHT. You must have funds available in your Schwab account in order to buy Fund shares through your Schwab account. If funds (including those transmitted by wire) are received by Schwab before the time the Fund's daily net asset value is calculated (normally 4:00 p.m. Eastern time), they will be available for investment on the day of receipt. If funds arrive after that time, they will be available for investment the next Business Day.



                            METHODS OF BUYING SHARES



Schwab offers you several convenient ways to buy shares of the Funds. You may choose the one that works best for you and Schwab will confirm execution of your purchase order.


BY PHONE:

You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


BY MAIL:
You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made out to Charles Schwab & Co., Inc. which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.


Written purchase orders (along with any checks) should be mailed to Schwab at 101 Montgomery Street, San Francisco, CA 94104 and should contain the following information:


- your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);

- the name of the Fund(s) and the dollar amount of shares you would like purchased; and


- (initial share purchases only) one of the distribution options listed below.

ELECTRONICALLY:


- Refer to product information on StreetSmart(R), e.Schwab(TM), The Equalizer(R), and TeleBroker(R) for details.


- World Wide Web address: http://www.schwab.com



AUTOMATIC INVESTMENT:


Once you have satisfied the initial investment requirements, you may authorize Schwab to automatically purchase Fund shares at intervals and in amounts pre-selected by you on your behalf. (See "Schwab Automatic Investment Plan.")



                        SELECTING A DISTRIBUTION OPTION



You may select from the three distribution options listed below when you first become a shareholder in either of the Funds. If you already are a shareholder and wish to change your distribution option, please call your local Schwab office for assistance.


1. AUTOMATIC REINVESTMENT: Both income dividends and any capital gains distributions will be reinvested in additional shares. This option will be selected automatically unless you specify another option. If you are purchasing Fund shares through Schwab's Automatic Investment Plan, you must choose this distribution option for that Fund.

2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash and any capital gain distributions will be reinvested in additional shares.


3. ALL CASH: Income dividends and any capital gain distributions will both be paid in cash.



Dividends and distributions subject to reinvestment will be invested at the net asset value next determined after their record date. Cash distributions will be credited to your Schwab account and will be held there or mailed to you depending on the account standing instructions applicable to your account. For information on how to wire funds from a Schwab account to a bank, see "Other Important Information - Wire Transfers to Your Bank."


OTHER PURCHASE INFORMATION. Each Fund reserves the right in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to purchase shares of the Funds are subject to acceptance by the Funds and are not binding until confirmed or accepted in writing. Any purchase which would result in a single shareholder owning shares with a value of more than 10% of a Fund's assets or $3 million, whichever is greater, are subject to prior approval by that Fund. Schwab will charge a $15 service fee against an investor's Schwab account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

                                 HOW TO SELL OR

                                EXCHANGE SHARES



SALE OF SHARES. Shares will be redeemed at the net asset value per share next determined after receipt and verification by the Transfer Agent or its authorized agent of proper redemption instructions, as set forth on the following pages. Payment for redeemed shares will be credited directly to your Schwab account no later than 7-days after the Transfer Agent or its authorized agent receives your redemption instructions in proper form. Redemption proceeds will then be held there or mailed to you depending on the account standing instructions you have selected. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information - Wire Transfers to Your Bank." If you purchased shares by check, your redemption proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.


Each Fund may suspend redemption rights or postpone payments when: trading on the Exchange is restricted; the Exchange is closed for any reason other than its customary weekend or holiday closings; emergency circumstances as determined by the SEC exist; or for such other circumstances as the SEC may permit. Each Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.



EXCHANGE OF SHARES. The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of any other SchwabFunds class or Series available to investors in your state. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange involves the redemption of Fund shares and the purchase of shares of any SchwabFunds of your choice. An exchange of shares will be treated as a sale and purchase of the shares for federal income tax purposes. Note that you must meet the initial or subsequent minimum investment requirements applicable to the shares you wish to receive in exchange. Each Fund reserves the right on 60 days' written notice to modify, limit or terminate the exchange privilege.


                    METHODS OF SELLING OR EXCHANGING SHARES

BY PHONE:

To sell shares or to exchange shares between any of the SchwabFunds by telephone, please call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. To properly process your telephone redemption or exchange request, we will need the following information:


- your Schwab account number and your name for verification;
- the number of shares to be sold or exchanged;

- the name of the Fund from which you wish to sell or exchange shares;


- the name of the fund, and class into which shares are to be exchanged, if applicable; and


- if you are exchanging shares, the distribution option you select.


BY MAIL:

You may also request a redemption or an exchange by writing Schwab at 101 Montgomery Street, San Francisco, CA 94104. To properly process your mailed redemption or exchange request, we will need the information above and a letter signed by at least one of the registered Schwab account holders in the exact form specified in the account. Once mailed, a redemption request is irrevocable and may not be modified or canceled.


ELECTRONICALLY:

- Refer to product information on StreetSmart(R), e.Schwab(TM), The Equalizer(R), and TeleBroker(R) for details.


- World Wide Web address: http://www.schwab.com

                                SCHWAB AUTOMATIC

                                INVESTMENT PLAN



Schwab's Automatic Investment Plan ("AIP") allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet a Fund's investment minimum. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments: using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab money fund linked to your Schwab account; or using the Schwab MoneyLink(R) Transfer Service. As long as you are purchasing a Fund's shares through AIP, all dividends and distributions paid to you by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call 800-2 NO-LOAD, 24 hours a day.



OTHER IMPORTANT INFORMATION



MINIMUM BALANCE AND ACCOUNT REQUIREMENTS. Due to the relatively high cost of maintaining accounts with smaller holdings, each Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, the aggregate value of a shareholder's holdings in that Fund drops below the Fund's $500 minimum balance requirement ($250 in the case of custodial accounts, IRAs and other retirement plans). Shareholders will be notified in writing 30 days before the Fund takes such action to allow them to increase their holdings to at least the minimum level. Shares of each Fund will be automatically redeemed should the Schwab account in which they are carried be closed.



CONSOLIDATED MAILINGS. In an effort to reduce mailing costs, the Funds consolidate shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write Schwab at 101 Montgomery Street, San Francisco, CA 94104 to that effect.



WIRE TRANSFERS TO YOUR BANK. If you so instruct your local Schwab office, funds can be wired from your Schwab account to your bank account. Call your local Schwab office for additional information on wire transfers. A $25 service fee will be charged against your Schwab account for each wire sent.


------------------------------------------------------


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING BEING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

SCHWAB GOVERNMENT
BOND FUNDS


PROSPECTUS December 31, 1996


                             [SchwabFunds(R) Logo]


919-7 (12/96) Printed on recycled paper.


[SchwabFunds(R) Logo]
101 Montgomery Street
San Francisco, California 94104

                              CROSS REFERENCE SHEET

                               SCHWAB INVESTMENTS:
                  SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
                       SCHWAB LONG-TERM TAX-FREE BOND FUND


Part A Item                                                   Prospectus Caption
-----------                                                   ------------------
Cover Page                                                    Cover Page


Synopsis                                                      Summary of Expenses; Key Features of the Funds

Condensed Financial Information                               Financial Highlights; How the Funds Show
                                                              Performance

General Description of Registrant                             Matching the Funds to Your Investment
                                                              Needs; Investment Objectives and
                                                              Policies; Risk Considerations; Management
                                                              of the Funds.


Management of the Fund                                        Management of the Funds


Capital Stock and Other Securities                            General Information; Distributions and Taxes;
                                                              Share Price Calculations; Shareholder Guide

Purchase of Securities Being Offered                          Share Price Calculations; Shareholder Guide,
                                                              Schwab Automatic Investment Plan

Redemption or Repurchase                                      Shareholder Guide; Other Important Information


Pending Legal Proceedings                                     Inapplicable

                  SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
                      SCHWAB LONG-TERM TAX-FREE BOND FUND

                          PROSPECTUS DECEMBER 31, 1996



TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Call 800-2 NO-LOAD (800-266-5623), 24 hours a day.



THE SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND (the "Short/Intermediate Fund") and the SCHWAB LONG-TERM TAX-FREE BOND FUND (the "Long-Term Fund," formerly known as the Schwab National Tax-Free Bond Fund, and, together, with the Short/Intermediate Fund, the "Funds"), are designed for investors who seek a high level of current income that is exempt from federal income tax, consistent with preservation of capital. Both Funds seek to achieve their objective by investing primarily in debt securities issued by or on behalf of states, territories, and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is not subject to regular federal income tax ("Municipal Securities"). Under normal market conditions, each Fund will invest at least 65% of its assets in Municipal Securities, including bonds, notes, debentures, and zero coupon securities. Under normal market conditions, the Short/
Intermediate Fund seeks to maintain a dollar weighted average portfolio maturity of between two and five years and the Long-Term Fund seeks to maintain a dollar weighted average portfolio maturity of ten years or longer, although they may invest in obligations of any maturity. Each Fund is a non-diversified investment portfolio of Schwab Investments (the "Trust"), a no-load, open-end, management investment company.



THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUND. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about each Fund in the Trust's "Statement of Additional Information," dated December 31, 1996 (as amended from time to time). The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. This Prospectus is also available electronically by using our World Wide Web address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the Statement of Additional Information, call Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD, 24 hours a day, or write Schwab at 101 Montgomery Street, San Francisco, CA 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


                               TABLE OF CONTENTS


                                       PAGE
                                       -----
Key Features of the Funds.............     2
Summary of Expenses...................     3
Financial Highlights..................     5
Matching the Funds to Your Investment
  Needs...............................     6
Investment Objectives and Policies....     6
Municipal Securities and Investment
  Techniques..........................     8
Risk Considerations...................     9
Management of the Funds...............    10
Distributions and Taxes...............    12
Share Price Calculations..............    13
How the Funds Show Performance........    14
General Information...................    14
Shareholder Guide.....................    15
  How to Buy Shares...................    15
  How to Sell or Exchange Shares......    18
Schwab Automatic Investment Plan......    19
Other Important Information...........    19


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           KEY FEATURES OF THE FUNDS

TAX-FREE INCOME. Income from each Fund will generally be exempt from federal income tax. The Funds may offer higher after-tax yields than some comparable taxable investments. With the possibility of additional increases in individual personal income tax rates in coming years, the Funds' tax-exempt returns may become even more attractive. (See "Investment Objectives and Policies.")


EFFECT OF PORTFOLIO MATURITY ON YIELDS. Securities with longer maturities have a greater risk of fluctuating principal values than shorter-term instruments. High-quality money market instruments reflect short-term interest rates with relatively little risk of fluctuation of principal value. The Short/Intermediate Fund seeks to provide higher yields than money market instruments by investing in securities to maintain a dollar weighted average portfolio maturity of between two and five years. The Long-Term Fund seeks to provide even higher yields by investing in securities to maintain a dollar weighted average portfolio maturity of ten years or longer. (See "Matching the Funds to Your Investment Needs.")


CREDIT SAFETY THROUGH AN INVESTMENT GRADE PORTFOLIO. The Funds will invest only in municipal securities rated in the four highest rating categories and in unrated securities deemed to be of equivalent credit quality. For more information on portfolio securities that may, subsequent to inclusion in a Fund's portfolio, receive a rating below that required for purchase, see the section of this Prospectus entitled "Risk Considerations."

MONTHLY DIVIDENDS. Dividends on each Fund's shares are declared daily and paid monthly, unlike individual municipal securities which generally pay interest semi-annually. Additionally, unlike interest paid on municipal securities, shareholders can reinvest dividends paid on their Fund's shares. (See "Distributions and Taxes.")


LOW MINIMUM INVESTMENT. Investors can begin their tax-free investment program with as little as $1,000. Subsequent investments can be made with only $100. (See "How to Buy Shares.")



PROFESSIONAL MANAGEMENT. Charles Schwab Investment Management, Inc. (the "Investment Manager"), currently provides investment management services to the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds with over $42 billion in assets as of December 15, 1996. (See "Management of the Funds.")


LOW COST INVESTING. The Funds bring a low cost approach to investing with:

- no sales charges or transaction fees;

- no 12b-1 fees or contingent deferred sales charges;


- a portion of the management fees for the Short/Intermediate Fund and the Long-Term Fund waived through December 31, 1997 for potentially higher returns; and



- a guarantee by the Investment Manager and Schwab to absorb operating expenses of the Short/Intermediate Fund and the Long-Term Fund in excess of 0.49% of each Fund's average daily net assets at least through December 31, 1997 (see "Summary of Expenses" and "Management of the Funds").


SHAREHOLDER SERVICE. Schwab serves as the Funds' principal underwriter/distributor, transfer agent, and shareholder service provider. Schwab's professional representatives are available 24 hours a day to receive your purchase, redemption, and exchange orders. Call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. Schwab also enables you to execute your trading requests through electronic products such as StreetSmart(R), The Equalizer(R) and TeleBroker(R). (See "How To Buy Shares" and "How to Sell or Exchange Shares.")



FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in the Funds in amounts and at intervals that you select. You avoid the inconvenience, delay and expense associated with checks or bank wires. (See "Schwab Automatic Investment Plan" or call 800-2 NO-LOAD, 24 hours a day.)



CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their mutual fund investment activity, including mutual funds, on one report. (See "Other Important Information.")



FIXED INCOME INVESTMENTS. In addition to bond mutual funds, Schwab offers a complete selection of individual fixed income securities, including:


     - Municipal Bonds    - Corporate Bonds
     - Strips             - Ginnie Maes
     - Treasuries         - CDs

Contact Schwab's bond specialists at 800-626-4600 for more information.

                              SUMMARY OF EXPENSES

                                SCHWAB              SCHWAB
                          SHORT/INTERMEDIATE      LONG-TERM
                          TAX-FREE BOND FUND  TAX-FREE BOND FUND
                          ------------------  ------------------
SHAREHOLDER TRANSACTION
 EXPENSES:
  Sales Load on Purchases...         None             None
  Sales Load on
  Reinvested Dividends...         None                None
  Deferred Sales Load....         None                None
  Exchange Fee...........         None                None
ANNUAL FUND OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS):
  Management Fees (after
   fee reduction)........        0.31%1              0.31%1
  12b-1 Fees.............         None                None
  Other Expenses
   (after fee reduction
   and expense
   reimbursement)........        0.18%3              0.18%4
                                ------              ------
TOTAL FUND OPERATING
 EXPENSES2...............        0.49%3              0.49%4
                          ==============      ==============



1 This amount reflects a reduction by the Investment Manager which is guaranteed through at least December 31, 1997. If there were no such reduction, the maximum management fee for the Short/Intermediate Fund and the Long-Term Fund would be 0.41% of each Fund's average daily net assets.



2 You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "How to Buy Shares - Schwab Account Minimums and Associated Fees.")



3 This amount reflects the guarantee by the Investment Manager and Schwab that, through at least December 31, 1997, the total operating expenses of the Short/Intermediate Fund will not exceed 0.49% of the Fund's average daily net assets. Without this guarantee, which was in effect for the fiscal year ended August 31, 1996, other expenses (as restated) and total operating expenses would have been 0.49% and 0.90%, respectively, of the Fund's average daily net assets.



4 This amount reflects the guarantee by the Investment Manager and Schwab that, through at least December 31, 1997, the total operating expenses of the Long-Term Fund will not exceed 0.49% of the Fund's average daily net assets. Without a similar guarantee, which was in effect for the fiscal year ended August 31, 1996, other expenses and total operating expenses would have been 0.53% and 0.94%, respectively, of the Fund's average daily net assets.


EXAMPLES. You would pay the following expenses on a $1,000 investment in each Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
                          ------  -------  -------  --------
Short/Intermediate
 Fund....................   $5      $16      $27      $ 62
Long-Term Fund...........   $5      $16      $27      $ 62

THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST PURCHASERS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUNDS WILL BEAR DIRECTLY OR INDIRECTLY. This example reflects the guarantee by the Investment Manager and Schwab that the total operating expenses of each Fund will not exceed the amounts specified for the time periods referred to in notes (3) and (4) above. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The examples assumes a 5% annual rate of return pursuant to requirements of the SEC. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

FINANCIAL HIGHLIGHTS

Set forth below is the table containing information as to income and capital changes for a share of the Schwab Long-Term Tax-Free Bond Fund (formerly, Schwab National Tax-Free Bond Fund) and the Schwab Short/Intermediate Tax-Free Bond Fund, outstanding for the periods indicated below. This information has been audited by Price Waterhouse LLP, the Trust's independent accountants, whose unqualified report appears with the financial statements in the Statement of Additional Information.


                                 SCHWAB SHORT/INTERMEDIATE                                 SCHWAB LONG-TERM
                                     TAX-FREE BOND FUND                                   TAX-FREE BOND FUND
                        --------------------------------------------  -----------------------------------------------------------
                                                    FOR THE PERIOD                                               FOR THE PERIOD
                                                    APRIL 21, 1993                                             SEPTEMBER 11, 1992
                                                     (COMMENCEMENT                               EIGHT MONTHS    (COMMENCEMENT
                                                   OF OPERATIONS) TO                                ENDED      OF OPERATIONS) TO
                          YEAR ENDED AUGUST 31,       AUGUST 31,        YEAR ENDED AUGUST 31,     AUGUST 31,      DECEMBER 31,
                         1996     1995     1994          1993          1996     1995     1994        1993             1992
                        -------  -------  -------  -----------------  -------  -------  -------  ------------  ------------------
Net asset value at
 beginning of
 periods............... $ 10.12  $  9.92  $ 10.15       $ 10.00       $ 10.16  $  9.95  $ 10.59    $   9.92         $  10.00
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
   income..............    0.41     0.40     0.37          0.13          0.52     0.53     0.52        0.36             0.17
 Net realized and
   unrealized gain
   (loss) on
   investments.........   (0.08)    0.20    (0.23)         0.15         (0.03)    0.21    (0.56)       0.67            (0.08)
                        -------  -------  -------       -------       -------  -------  -------  ------------        -------
 Total from investment
   operations..........    0.33     0.60     0.14          0.28          0.49     0.74    (0.04)       1.03             0.09
LESS DISTRIBUTIONS
 Dividends from net
   investment
   income..............   (0.41)   (0.40)   (0.37)        (0.13)        (0.52)   (0.53)   (0.52)      (0.36)           (0.17)
 Distributions from
   realized gain on
   investments.........   --       --       --          --              --       --       (0.08)     --             --
                        -------  -------  -------       -------       -------  -------  -------  ------------        -------
 Total distributions...   (0.41)   (0.40)   (0.37)        (0.13)        (0.52)   (0.53)   (0.60)      (0.36)           (0.17)
                        -------  -------  -------       -------       -------  -------  -------  ------------        -------
Net asset value at end
 of period............. $ 10.04  $ 10.12  $  9.92       $ 10.15       $ 10.13  $ 10.16  $  9.95    $  10.59         $   9.92
                        =======  =======  =======       =======       =======  =======  =======    ========         ========
Total return (%).......    3.32     6.23     1.42          2.83          4.87     7.76    (0.42)      10.56             0.92
RATIOS/SUPPLEMENTAL
 DATA
 Net assets, end of
   period (000s)....... $54,132  $52,504  $63,889       $54,450       $43,672  $41,413  $43,975    $ 50,413         $ 28,034
 Ratio of expenses to
   average net assets
   (%).................    0.49     0.49     0.48          0.45*         0.49     0.54     0.51        0.45*            0.45*
 Ratio of net
   investment income to
   average net assets
   (%).................    4.06     4.06     3.71          3.63*         5.06     5.40     5.05        5.30*            5.61*
 Portfolio turnover
   rate (%)............      44       35       19            11            50       70       62          91               54
 Ratio of expenses to
   average net assets
   prior to reduced
   fees and absorbed
   expenses (%)++......    0.90     0.89     0.91          1.26*         0.94     0.93     0.99        1.18*            1.53*
 Ratio of net
   investment income to
   average net assets
   prior to reduced
   fees and absorbed
   expenses (%)++......    3.65     3.66     3.28          2.82*         4.61     5.01     4.57        4.57*            4.53*



++ The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to (a) limit each Fund's ratio of operating expenses to average net assets; and (b) increase each Fund's ratio of net investment income to average net assets.


* Annualized

                  MATCHING THE FUNDS TO YOUR INVESTMENT NEEDS


The Funds may be appropriate for a variety of investment programs. While the Funds are not a substitute for an investment portfolio tailored to an individual's investment needs and ability to tolerate risk, they can serve as components of an investor's long-term program to accumulate assets for retirement, college tuition or other major goals.


Because the Funds invest primarily in Municipal Securities, they may be especially suitable for investors seeking income that is exempt from federal income tax. The Funds are not suitable for investors who cannot benefit from the tax-exempt character of each Fund's dividends, such as IRAs, qualified retirement plans or tax-exempt entities.

                       INVESTMENT OBJECTIVES AND POLICIES


EACH FUND SEEKS A HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH PRESERVATION OF CAPITAL. Both Funds are investment portfolios of the Trust, a no-load, open-end, management investment company. The investment objective of each Fund is to seek a high level of current income that is exempt from federal income tax, consistent with preservation of capital. Each Fund's investment objective, along with certain investment restrictions adopted by each Fund (see "Investment Restrictions" in the Statement of Additional Information), are fundamental, and cannot be changed without approval by holders of a majority of each Fund's outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). While there is no assurance that either Fund will achieve its investment objective, each will endeavor to do so by following the investment policies set forth below.



Under normal market conditions, each Fund will invest at least 80% of its total assets in debt obligations issued by or on behalf of states, territories and possessions of the United States, and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer, is not subject to regular federal income tax ("Municipal Securities"). Absent unusual market conditions, each Fund will invest 65% of its total assets in Municipal Securities, including bonds, notes, debentures, and zero coupon securities. Under normal market conditions, the Short/Intermediate Fund seeks to maintain a dollar weighted average portfolio maturity of between two and five years. The Long-Term Fund has no restriction on its portfolio maturity, but its dollar weighted average portfolio maturity is currently expected to be ten years or longer. Either Fund may invest in obligations of any maturity.


Each Fund may also purchase shares of other no-load investment companies, including those managed by the Investment Manager. These purchases will be subject to the limitations imposed by the 1940 Act, and we will only make these purchases after obtaining any required regulatory approvals. Investment in other investment companies may cause you to bear duplicative fees for certain services. The Investment Manager will charge no management fees attributable to Fund assets that are invested in other investment companies. (See "Investment Restrictions" in the Statement of Additional Information.)

Each Fund will invest only in Municipal Securities that at the time of purchase:
(a) are rated
within the four highest rating categories for municipal securities assigned by Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Services, Inc. ("Fitch"), or any other nationally recognized statistical rating organization ("NRSRO"); or (b) are rated within the two highest rating categories for short-term municipal securities assigned by any NRSRO; or (c) are unrated by any NRSRO, if they are determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above referenced securities (such unrated securities may not exceed 20% of the Fund's net assets). Bonds rated in the lowest category of investment grade debt may have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case with higher grade bonds. For a description of the ratings, see "Appendix - Ratings of Investment Securities" in the Statement of Additional Information.

See the section of this Prospectus entitled "Risk Considerations" for more information on portfolio securities which may, subsequent to inclusion in a Fund's portfolio, receive a rating below that required for purchase.


The frequency of portfolio transactions and each Fund's turnover rate will vary from year to year depending upon market conditions and purchase and redemption patterns of each Fund's shareholders. Typically, funds with higher turnover tend to generate higher capital gains and transaction costs. The Long-Term Fund had portfolio turnover rates for the years ended August 31, 1996 and 1995, of 50% and 70%, respectively. The Short/Intermediate Fund had portfolio turnover rates for the years ended August 31, 1996 and 1995, of 44% and 35%, respectively.


Each Fund is "non-diversified" under the 1940 Act. This means that, with respect to 50% of each Fund's total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government). The balance of each Fund's assets may be invested in as few as two issuers. Thus, up to 25% of each Fund's total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial revenue bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a security may also be considered to be an issuer.

By investing in a portfolio of municipal securities, shareholders in the Funds enjoy greater diversification than investors holding individual municipal securities. Additionally, national tax-free funds typically offer greater diversification and consequently lower credit risk than many single-state tax-free funds. This diversification also means more investment opportunities than single-state tax-free funds.


From time to time, as a defensive measure or under abnormal market conditions, each Fund may invest in taxable "temporary investments" which include: obligations of the U.S. Government, its agencies or instrumentalities; corporate debt securities rated within the two highest rating categories established by an NRSRO; commercial paper rated in the two highest rating categories established by any NRSRO; certificates of deposit of domestic banks having capital and surplus in excess of

$100 million; and any of the foregoing temporary investments subject to repurchase agreements. While purchases by a Fund of certain temporary investments could cause it to generate dividends taxable to shareholders as ordinary income (see "Distributions and Taxes"), it is each Fund's primary intention to produce dividends that are not subject to federal income tax.

                            MUNICIPAL SECURITIES AND
                             INVESTMENT TECHNIQUES

Municipal Securities are debt obligations issued by or on behalf of the states, territories and possessions of the U.S. and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from regular federal income tax. These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including lending of funds to public or private institutions for the construction of housing, educational or medical facilities. Municipal Securities may also include certain types of industrial development bonds or notes issued by public authorities to finance privately owned or operated facilities or to fund short-term cash requirements. Short-term Municipal Securities are generally issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

The two principal classifications of Municipal Securities are general obligation and limited obligation or revenue securities. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation or revenue securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds are in most cases limited obligation securities, the credit quality of which is directly related to the corporate user of the facilities. From time to time, the Fund may invest more than 25% of its total assets in industrial development and private activity bonds.

Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Securities purchased by the Funds may include variable rate demand instruments issued by industrial development authorities and other government entities. In the event variable rate demand instruments that the Funds can purchase are not rated by any NRSRO, such instruments must be determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be of comparable quality at the time of purchase to rated instruments which the Funds can purchase. In some cases, the Funds may require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Although there may be no active secondary market with respect to a particular variable rate demand instrument purchased by either Fund, each Fund may (at any time or during specified periods not exceeding one year, depending upon the instrument involved) demand payment in full of the principal of the instrument and may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable rate demand instrument in the event the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights. Each Fund could, for this or other reasons, suffer a loss with respect to such instruments. To the extent that the absence of an active secondary market for such securities cause them to be "illiquid," such securities will be subject to each Fund's restrictions on acquiring and holding illiquid securities.

Participation interests in Municipal Securities with fixed, floating or variable rates of interest may be purchased by the Funds from financial institutions. The buyer of a participation interest receives an undivided interest in the securities underlying the instrument. A Fund will only purchase a participation interest if: (a) the instrument meets the Fund's previously described quality standards for Municipal Securities, and (b) the instrument is issued with an opinion of counsel or is the subject of a ruling of the Internal Revenue Service stating that the interest earned on the participation interest is exempt from federal income tax.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Investment Manager will review or re-evaluate the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

As a matter of fundamental policy, each Fund may borrow money for temporary purposes, but not for the purpose of purchasing investments, in an amount up to one-third of the value of its total assets and may pledge up to 10% of its net assets to secure borrowings. Neither Fund will purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be invested in such securities.


Each Fund will not treat interest income subject to federal alternative minimum tax for individuals as tax-exempt for purposes of measuring compliance with the Funds' fundamental policy regarding investment in Municipal Securities. To the extent that the Funds invest in securities, the interest income on which is treated as a preference item for purpose of the alternative minimum tax, individual shareholders, depending on their own tax status, may be subject to federal alternative minimum tax on part of that Fund's distributions derived from these securities. Corporate shareholders may be subject to the Federal alternative minimum tax on exempt-interest dividends received from a Fund.


                              RISK CONSIDERATIONS

Investors should note the following considerations before making an investment in either of the Funds. For more information regarding the risks involved in investing in municipal securi-ties, see the Funds' Statement of Additional Information.

The investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. In the event of changes in the financial condition or in the market's assessment of certain issuers, each Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of that Fund's portfolio to a greater extent than that of a fully diversified portfolio.


Although the Funds do not presently intend to do so on a regular basis, each Fund may invest more than 25% of its assets in Municipal Securities, the interest on which is paid solely from revenues on similar projects. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Funds would be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


Each Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. The Funds will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Neither Fund will invest more than 25% of its assets in when-issued or delayed delivery securities or purchase such securities for speculative purposes, and will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, each Fund reserves the right to sell acquired when-issued or delayed delivery securities before their settlement dates if deemed advisable.

After its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below that required for purchase by the Funds. Neither event would require the elimination of such an obligation from the affected Fund's investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees of the Trust to be in the best interests of the affected Fund.

                            MANAGEMENT OF THE FUNDS


Responsibility for overall management of the Funds rests with the trustees and officers of the Trust. Professional investment management for the Funds is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. The Investment Manager provides general investment advice regarding each Fund's investment strategies, and performs expense management, accounting, record-keeping and other administrative services necessary to the operation of the Funds. The Investment Manager, formed in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds with aggregate net assets in excess of $42 billion as of December 15, 1996.

Joanne Larkin is a Vice President of Schwab and the Senior Portfolio Manager for the Funds, as such, she has had primary responsibility for the day-to-day management of each Fund's portfolio since the commencement of each Fund's operations. Prior to February 1992, Ms. Larkin was portfolio manager for the Shearson Lehman California Municipal Bond Fund and E.F. Hutton's Municipal Cash Reserve Management. She graduated from Rosemont College with a Bachelor of Arts in Sociology.



Stephen B. Ward is the Trust's Senior Vice President and Chief Investment Officer. He has overall responsibility for the management of the Funds' portfolios. Steve joined the Investment Manager as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining the Investment Manager, Steve was Vice President and Portfolio Manager at Federated Investors. He graduated with a Master of Business Administration from the Wharton School and a Bachelor of Arts in Economics from Virginia Tech, and has been a Chartered Financial Analyst since 1985.



Please see the Funds' Annual Report to Shareholders for the fiscal year ended August 31, 1996 for a discussion by the Investment Manager of each Fund's performance.



Pursuant to separate agreements, Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, CA 94104, serves as shareholder services agent and transfer agent for the Funds. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (and associated tax information), responding to daily inquiries, effecting the transfer of each Fund's shares, and facilitating effective cash management of shareholders' Schwab account balances. Schwab also furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary and appropriate in providing the shareholder and transfer agency information and services described above. Schwab is also each Fund's Distributor, but receives no compensation for its services as such.



Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 230 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab and the Investment Manager, which was formed in 1989, are wholly owned subsidiaries of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer, and a Director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.



FEES AND EXPENSES. Pursuant to its Investment Advisory and Administration Agreement with the Trust, the Investment Manager receives from each Fund a graduated annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. Through at least December 31, 1997, the Investment Manager guarantees that the management fee for the Short/Intermediate Fund and the Long-Term Fund will not exceed 0.31% of each Fund's average daily net assets. MOREOVER, AT LEAST THROUGH DECEMBER 31, 1997, THE INVESTMENT MANAGER AND SCHWAB GUARANTEE THAT THE TOTAL

OPERATING EXPENSES OF THE SHORT/INTERMEDIATE FUND AND THE LONG-TERM FUND WILL NOT EXCEED 0.49% OF EACH FUND'S AVERAGE DAILY NET ASSETS. The effect of these reductions and guarantees is to maintain or lower each Fund's expenses and thus maintain or increase each Fund's total return to shareholders.


For the transfer agency and shareholder services provided under its Transfer Agency and Shareholder Service Agreements with the Trust, Schwab receives an annual fee, payable monthly, of 0.05% and 0.20%, respectively, of each Fund's average daily net assets. The Investment Manager and Schwab may each reduce its fees from time to time.



The Trust pays the expenses of its operations, including the fees and expenses of independent accountants, legal counsel and custodian; and the costs of calculating net asset values, brokerage commissions or transaction costs; taxes; registration fees; and the fees and expenses of qualifying the Trust and its shares for distribution. In addition, the Trust will incur and pay fees in connection with the establishment and maintenance of "sweep" accounts through which the Funds may make regular investments in other investment companies. The expenses will generally be allocated among the Trust's investment portfolios on the basis of relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Fund will be charged to that Fund. For the year ended August 31, 1996, the Short/Intermediate Fund paid investment management fees of 0.25% and total operating expenses of 0.49% of the Fund's average daily net assets, and the Long-Term Fund paid investment management fees of 0.24% and total operating expenses of 0.49% of the Fund's average daily net assets.


                            DISTRIBUTIONS AND TAXES


                       DIVIDENDS AND OTHER DISTRIBUTIONS


The Funds declare daily dividends which are paid monthly. On each day that the net asset value per share of each Fund is determined ("Business Day"), each Fund declares a dividend from net investment income as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) to shareholders of record at the previous net asset value calculation. Dividends are normally paid (and, where applicable, reinvested) on the 25th of each month, if a Business Day, otherwise on the next Business Day, with the exception of the dividend paid in December, which is paid on the last Business Day of December. Each Fund intends to distribute substantially all of its net investment income on an annual basis, and plans to distribute substantially all of its net capital gains, if any, at least once annually, as determined by the Board of Trustees. All distributions will be automatically reinvested in additional shares of a Fund unless the shareholder elects otherwise.


                                TAX INFORMATION


Each Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), has qualified as such, and intends to continue to so qualify. In order to so qualify, each Fund will distribute substantially all of its net exempt-interest income and its investment company taxable income, and will meet certain other requirements. Such qualification relieves a Fund of liability for federal income tax to the extent its earnings are distributed.

FEDERAL INCOME TAXES. Dividends derived from exempt-interest income (known as "exempt-interest dividends") may be treated by a Fund's shareholders as items of interest excludable from their federal gross income. To the extent dividends paid to shareholders are derived from taxable interest or short-term or long-term capital gains, such dividends will be subject to federal income tax whether such dividends are paid in the form of cash or additional shares.


If a Fund holds certain "private activity bonds" ("industrial development bonds" under prior law), dividends derived from interest on such obligations will be classified as an item of tax preference which could subject certain shareholders to alternative minimum tax liability. Corporate shareholders must take all exempt-interest dividends into account in determining "adjusted current earnings" for purposes of calculating their alternative minimum tax.


Each Fund may at times purchase Municipal Securities at a discount from the prices at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount may be included in each Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them. Shareholders receiving Social Security benefits or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of such benefits.



STATE INCOME TAXES. Distributions of net investment income may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, to the extent, if any, that dividends paid to shareholders are derived from taxable interest or from long-term or short-term capital gains, such dividends will not be exempt from state income tax whether received in cash or reinvested in shares.


Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' regular Schwab account statements. The Funds will notify shareholders at least annually as to the federal income tax consequences of distributions made each year.

The foregoing is only a brief summary of some of the federal income tax considerations affecting the Funds and their shareholders. Accordingly, a potential investor should consult his or her tax adviser with specific reference to his or her own tax situation.

                            SHARE PRICE CALCULATIONS


THERE ARE NO SALES CHARGES OR TRANSACTION FEES TO PURCHASE OR REDEEM SHARES OF A FUND. The price of a share of each Fund is its net asset value, which is determined each Business Day at the close of trading on the Exchange, generally at 4:00 p.m. (Eastern time). The price is determined by adding the total assets of the Fund, subtracting any liabilities, and then dividing the resulting amount by the number of shares outstanding. Each Fund's net asset value will fluctuate and neither Fund's shares are insured against reduction in net asset value. (See "Share Price Calculation" in the Statement of Additional Information.)



The Funds value their portfolio securities based on market quotes if they are readily available. If they are not readily available, the Investment Manager assigns fair values pursuant to guidelines adopted in good faith by the

Board of Trustees. The Board of Trustees reviews these values regularly.



Purchase or redemption orders and exchange requests will be executed at the net asset value next determined after receipt by the Transfer Agent or its authorized agent.


                               HOW THE FUNDS SHOW
                                  PERFORMANCE


EACH FUND'S PERFORMANCE MAY BE ADVERTISED ON A BEFORE OR AFTER-TAX BASIS. From time to time each Fund may advertise its total return, yield, effective yield, taxable equivalent yield, and taxable equivalent effective yield. Performance figures are based upon historical results and are not intended to indicate future performance.


Each Fund's total return measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.


Each Fund's yield refers to the income generated by a hypothetical investment in that Fund over a specific 30-day period. This income is then annualized, which means that the income generated during the 30-day period is assumed to be generated every 30 days over an annual period and is shown as a percentage of the hypothetical investment.



Taxable equivalent yield is the yield that a taxable investment must generate in order to equal (after applicable taxes are deducted) a Fund's yield for an investor in stated federal income tax brackets. This is normally assumed to be the applicable maximum tax rate. Taxable equivalent yield is based upon, and will be higher than, the portion of each Fund's yield that is tax exempt. Each Fund may also illustrate the hypothetical performance of taxable and tax-free investments over the long-term to show the effects of compounding tax-free dividends. The taxable equivalent effective yield is computed in the same manner as is the taxable equivalent yield, except that the effective yield is substituted for yield in the calculation. (See "Total Return and Yield" in the Statement of Additional Information.)



The Funds' performances may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance (including the Schwab 1000 Index(R)), U.S. Treasury obligations, bank certificates of deposit, the Consumer Price Index, and other investments for which reliable performance data is available. Each Fund's performance may also be compared to various unmanaged bond indices, Lipper Analytical Services Inc. averages and Morningstar performance rankings.



Additional performance Information is available in the Trust's Annual Report to Shareholders, which is available free of charge by calling 800-2 NO-LOAD.


                              GENERAL INFORMATION

ABOUT THE TRUST. The Trust was organized as a business trust under the laws of Massachusetts on October 26, 1990 and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios or series ("Series"). Currently, shares of seven Series are offered. The Board of Trustees may authorize the issuance of shares of additional

Series if it deems it desirable. Shares within each Series have equal, noncumulative voting rights and equal rights as to dividends, assets and liquidation of such Series.

The Trust is not required to hold annual meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as electing or removing trustees, changing fundamental policies, or approving an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request by shareholders owning at least 10% of the outstanding shares of the Trust. Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for the election of trustees.

                               SHAREHOLDER GUIDE


PLACE ORDERS AND OBTAIN SHAREHOLDER SERVICE AND INFORMATION. You may place purchase and redemption orders as well as request exchanges by calling 800-2 NO-LOAD, where trained representatives are available to answer questions about the Funds and your account. The right to initiate transactions by telephone, as discussed below, is available automatically through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.



Reasonable procedures will be followed to confirm that telephone instructions are genuine. These procedures may include requiring a form of personal identification, providing written confirmation of your telephone instructions and recording all telephone transactions. If each Fund executes telephone orders that it reasonably believes to be genuine, it will not be liable for any losses you may experience. If the Fund does not follow reasonable procedures to confirm that a telephone order is genuine, however, the Fund may be liable for any losses you may suffer from unauthorized or fraudulent orders. You should be aware that it may be difficult to implement transactions by telephone during periods of drastic economic or market changes. If you experience difficulties in purchasing, redeeming or exchanging shares by telephone, you can utilize the alternative methods discussed on the following pages to place an order.


To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.


You may buy shares through an account maintained with Schwab or through any other entity which has been designated by Schwab. The information on the following pages regarding the purchase, exchange, and redemption of Fund shares through a Schwab account relates solely to such transactions through Schwab accounts and should not be read to apply to such transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the Statement of Additional Information or contact such designated entity.



                               HOW TO BUY SHARES



YOU MAY BUY SHARES OF THE FUNDS THROUGH A SCHWAB ACCOUNT. If you buy shares of the Funds through an account maintained with Schwab, payment for shares must be made directly to Schwab. The Securities Investor Protection Corporation ("SIPC") will provide account protection in an amount up to $500,000 for securities, including Fund shares which you hold in a Schwab account. Of course, SIPC account protection does not protect shareholders from share price fluctuations.


You may buy Fund shares using your Schwab account as described below. If you already have a Schwab account, you need not open a new account.



If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab Account Application (available by calling 800-2 NO-LOAD, 24 hours a day) and mail or deliver it to your local Schwab office. You may also mail the application to Schwab at 101 Montgomery Street, San Francisco, CA 94104. Corporations and other organizations should contact their local Schwab office to determine which additional forms may be necessary to open a Schwab account.



You may deposit funds into your Schwab account by check, wire or other forms of electronic funds transfer (securities may also be deposited). You may also buy shares of each Fund using electronic products such as StreetSmart(R), The Equalizer(R) and TeleBroker(R). All deposit checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please call 800-2 NO-LOAD.


SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.


MINIMUM FUND INVESTMENT REQUIREMENTS. Your initial investment in a Fund may be as low as $1,000 ($500 for custodial accounts). The minimum subsequent investment is $100. These requirements may be reduced or waived on certain occasions. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)



WHEN AND AT WHAT PRICE SHARES WILL BE BOUGHT. You must have funds available in your Schwab account in order to buy Fund shares through your Schwab account. If funds (including those transmitted by wire) are received by Schwab before the time the Fund's daily net asset value is calculated (normally 4:00 p.m. Eastern time), they will be available for investment on the day of receipt. If funds arrive after that time, they will be available for investment the next Business Day.



                            METHODS OF BUYING SHARES



Schwab offers you several convenient ways to buy shares of the Funds. You may choose the one that works best for you and Schwab will confirm execution of your purchase order.

BY PHONE:

You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


BY MAIL:
You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made out to Charles Schwab & Co., Inc. which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.


Written purchase orders (along with any checks) should be mailed to Schwab at 101 Montgomery Street, San Francisco, CA 94104 and should contain the following information:


- your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);

- the name of the Fund(s) and the dollar amount of shares you would like purchased; and


- (initial share purchases only) one of the distribution options listed below.


ELECTRONICALLY:

- Refer to product information on StreetSmart(R), e.Schwab(TM), The Equalizer(R), and TeleBroker(R) for details.


- World Wide Web address: http://www.schwab.com



AUTOMATIC INVESTMENT:


Once you have satisfied the initial investment requirements, you may authorize Schwab to automatically purchase Fund shares at intervals and in amounts pre-selected by you on your behalf. (See "Schwab Automatic Investment Plan.")



                        SELECTING A DISTRIBUTION OPTION



You may select from the three distribution options listed below when you first become a shareholder in either of the Funds. If you already are a Fund shareholder and wish to change your distribution option, please call your local Schwab office for assistance.


1. AUTOMATIC REINVESTMENT: Both income dividends and any capital gains distributions will be reinvested in additional shares. This option will be selected automatically unless you specify another option. If you are purchasing Fund shares through Schwab's Automatic Investment Plan, you must choose this distribution option for that Fund.

2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash and any capital gain distributions will be reinvested in additional shares.


3. ALL CASH: Income dividends and any capital gains distributions will both be paid in cash.



Dividends and distributions subject to reinvestment will be invested at the net asset value next determined after their record date. Cash distributions will be credited to your Schwab account and will be held there or mailed to you depending on the account standing instructions applicable to your account. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information - Wire Transfers to Your Bank."


OTHER PURCHASE INFORMATION. Each Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to purchase shares of the Funds are subject to acceptance by the Funds and are not binding until confirmed or accepted in writing. Any purchase which would result in a single shareholder owning shares with a value of more than 10% of a Fund's assets or $3 million, whichever is greater, is subject to prior approval by that Fund. Schwab will charge a $15 service fee against an investor's Schwab account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

                                 HOW TO SELL OR
                                EXCHANGE SHARES


SALE OF SHARES. Shares will be redeemed at the net asset value per share next determined after receipt and verification by the Transfer Agent or its authorized agent of proper redemption instructions, as set forth on the following pages. Payment for redeemed shares will be credited directly to your Schwab account no later than 7-days after the Transfer Agent or its authorized agent receives your redemption instructions in proper form. Redemption proceeds will then be held there or mailed to you depending on the account standing instructions you have selected. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information - Wire Transfers to Your Bank." If you purchased shares by check, your redemption proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.



Each Fund may suspend redemption rights or postpone payments when: trading on the Exchange is restricted; the Exchange is closed for any reason other than its customary weekend or holiday closings; emergency circumstances as determined by the SEC exist; or for such other circumstances as the SEC may permit. Each Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)



EXCHANGE OF SHARES. The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of any other SchwabFunds class or Series available to investors in your state. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange involves the redemption of Fund shares and the purchase of shares of any SchwabFunds of your choice. An exchange of shares will be treated as a sale and purchase of the shares for federal income tax purposes. Note that you must meet the initial or subsequent minimum investment requirements applicable to the shares you wish to receive in exchange. Each Fund reserves the right on 60-days' written notice to modify, limit or terminate the exchange privilege.



                    METHODS OF SELLING OR EXCHANGING SHARES



BY PHONE:


To sell shares or to exchange shares between any of the SchwabFunds by telephone, please call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. To properly process your telephone redemption or exchange request, we will need the following information:

- your Schwab account number and your name for verification;
- the number of shares to be sold or exchanged;
- the name of the Fund from which you wish to sell or exchange shares;
- the name of the fund, and class into which shares are to be exchanged, if applicable; and

- if you are exchanging shares, the distribution option you select.


BY MAIL:

You may also request a redemption or an exchange by writing Schwab at 101 Montgomery Street, San Francisco, CA 94104. To properly process your mailed redemption or exchange request, we will need the information above and a letter signed by at least one of the registered Schwab account holders in the exact form specified in the account. Once mailed, a redemption request is irrevocable and may not be modified or canceled.


ELECTRONICALLY:

- Refer to product information on StreetSmart(R), e.Schwab(TM), The Equalizer(R), and TeleBroker(R) for details.


- World Wide Web address: http://www.schwab.com


                                SCHWAB AUTOMATIC
                                INVESTMENT PLAN


Schwab's Automatic Investment Plan ("AIP") allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet a Fund's investment minimum. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments: using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab money fund linked to your Schwab account; or using the Schwab MoneyLink(R) Transfer Service. As long as you are purchasing a Fund's shares through AIP, all dividends and distributions paid to you by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call 800-2 NO-LOAD, 24 hours a day.


                          OTHER IMPORTANT INFORMATION


MINIMUM BALANCE AND ACCOUNT REQUIREMENTS. Due to the relatively high cost of maintaining accounts with smaller holdings, each Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, the aggregate value of a shareholder's holdings in that Fund drops below the Fund's $500 minimum balance requirement ($250 in the case of custodial accounts). Shareholders will be notified in writing 30 days before the Fund takes such action to allow them to increase their holdings to at least the minimum level. Shares of each Fund will be automatically redeemed should the Schwab account in which they are carried be closed.


CONSOLIDATED MAILINGS. In an effort to reduce mailing costs, the Funds consolidate shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write Schwab at 101 Montgomery Street, San Francisco, CA 94104 to that effect.



WIRE TRANSFERS TO YOUR BANK. If you so instruct your local Schwab office, funds can be wired from your Schwab account to your bank account. Call your local Schwab office for additional information on wire transfers. A $25 service fee will be charged against your Schwab account for each wire sent.

------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING BEING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

SCHWAB TAX-FREE
BOND FUNDS


PROSPECTUS DECEMBER 31, 1996


                                 [SchwabFunds(R) Logo]


921-6 (12/96) Printed on recycled paper.



[SchwabFunds(R) Logo]
101 Montgomery Street
San Francisco, California 94104

                              CROSS REFERENCE SHEET

                               SCHWAB INVESTMENTS:
             SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
                 SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

Part A Item                                                   Prospectus Caption
-----------                                                   ------------------
Cover Page                                                    Cover Page


Synopsis                                                      Summary of Expenses; Key Features of the Funds

Condensed Financial Information                               Financial Highlights; How the Funds Shows
                                                              Performance

General Description of Registrant                             Matching the Funds to Your Investment Needs;
                                                              Investment Objectives and Policies; Risk
                                                              Considerations; Management of the Funds


Management of the Fund                                        Management of the Funds


Capital Stock and Other Securities                            General Information; Distributions and Taxes;
                                                              Share Price Calculations; Shareholder Guide

Purchase of Securities Being Offered                          Share Price Calculation; Shareholder Guide;
                                                              Schwab Automatic Investment Plan

Redemption or Repurchase                                      Shareholder Guide; Other Important Information


Pending Legal Proceedings                                     Inapplicable

                            SCHWAB CALIFORNIA SHORT/
                        INTERMEDIATE TAX-FREE BOND FUND
                          SCHWAB CALIFORNIA LONG-TERM
                               TAX-FREE BOND FUND

                          PROSPECTUS DECEMBER 31, 1996



TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Call 800-2 NO-LOAD (800-266-5623), 24 hours a day.



THE SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND (the "Short/Intermediate Fund") and the SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND (the "Long-Term Fund," formerly known as the Schwab California Tax-Free Bond Fund; and together with the Short/Intermediate Fund, the "Funds") are designed for investors who seek a high level of current income that is exempt from federal income and State of California personal income taxes, consistent with preservation of capital. Both Funds seek to achieve their objective by investing primarily in debt securities issued by or on behalf of the State of California, its political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel, is not subject to regular federal income and State of California personal income taxes ("California Municipal Securities"). Under normal market conditions, each Fund will invest at least 65% of its assets in California Municipal Securities, including bonds, notes, debentures and zero coupon securities. Under normal market conditions, the Short/Intermediate Fund seeks to maintain a dollar weighted average portfolio maturity of between two and five years, and the Long-Term Fund seeks to maintain a dollar weighted average portfolio maturity of ten years or longer, although they may invest in obligations of any maturity. Each Fund is a non-diversified investment portfolio of Schwab Investments (the "Trust"), a no-load, open-end, management investment company. Shares of the Funds are offered to California residents and residents of selected other states.



THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUNDS. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about each Fund in the Trust's "Statement of Additional Information," dated December 31, 1996 (as amended from time to time). The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. This Prospectus is also available electronically by using our World Wide Web address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the Statement of Additional Information, call Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD, 24 hours a day, or write Schwab at 101 Montgomery Street, San Francisco, CA 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


                               TABLE OF CONTENTS


Key Features of the Funds..............     2
Summary of Expenses....................     3
Financial Highlights...................     5
Matching the Funds to Your Investment
  Needs................................     6
Investment Objectives and Policies.....     6
California Municipal Securities and
  Investment Techniques................     8
Risk Considerations....................    10
Management of the Funds................    11
Distributions and Taxes................    13
Share Price Calculation................    15
How the Funds Show Performance.........    15
General Information....................    16
Shareholder Guide......................    16
  How to Buy Shares....................    17
  How to Sell or Exchange Shares.......    19
Schwab Automatic Investment Plan.......    20
Other Important Information............    21


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           KEY FEATURES OF THE FUNDS

DOUBLE TAX-FREE INCOME. Income from each Fund will generally be exempt from federal income and State of California personal income taxes. The Funds may offer higher after-tax yields than some comparable taxable investments. Both Funds offer tax benefits to California residents, who pay some of the highest state personal income taxes in the nation. With the possibility of additional increases in personal income tax rates in coming years, the Funds' tax-exempt returns may become even more attractive. (See "Investment Objectives and Policies.")


EFFECT OF PORTFOLIO MATURITY ON YIELDS. Securities with longer maturities have a greater risk of fluctuating principal values than shorter-term investments. High-quality money market instruments reflect short-term interest rates with relatively little risk of fluctuation of principal value. The Short/Intermediate Fund seeks to provide higher yields than money market instruments by investing in securities with a dollar weighted average portfolio maturity of between two and five years. The Long-Term Fund seeks to provide even higher yields by investing in securities with a dollar weighted average portfolio maturity of ten years or longer. (See "Matching the Funds to Your Investment Needs.")


SAFETY THROUGH AN INVESTMENT GRADE PORTFOLIO. The Funds will invest only in municipal securities rated in the four highest rating categories and in unrated securities deemed to be of equivalent credit quality. For more information on portfolio securities that may, subsequent to inclusion in a Fund's portfolio, receive a rating below that required for purchase, see the section of this Prospectus entitled "Risk Considerations."

MONTHLY DIVIDENDS. Dividends on each Fund's shares are declared daily and paid monthly, unlike individual municipal securities which generally pay interest semi-annually. Additionally, unlike interest paid on municipal securities, shareholders can reinvest dividends paid on their Fund shares. (See "Distributions and Taxes.")


LOW MINIMUM INVESTMENT. Investors can begin their tax-free investment program with as little as $1,000. Subsequent investments can be made with only $100. (See "How to Buy Shares.")



PROFESSIONAL MANAGEMENT. Charles Schwab Investment Management, Inc. (the "Investment Manager"), currently provides investment management services to the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds with over $42 billion in assets as of December 15, 1996. (See "Management of the Funds.")


LOW COST INVESTING. Each Fund brings a low cost approach to investing with:

- no sales charges or transaction fees;
- no 12b-1 fees or contingent deferred sales charges;

- a portion of the management fees for each Fund waived through December 31, 1997 for potentially higher returns; and


- a guarantee by the Investment Manager and Schwab to absorb operating expenses of the Short/Intermediate Fund and the Long-Term Fund in excess of 0.49% of each Fund's average daily net assets at least through December 31, 1997 (see "Summary of Expenses" and "Management of the Funds").


SHAREHOLDER SERVICE. Schwab serves as the Funds' principal underwriter/distributor, transfer agent, and shareholder service provider.

Schwab's professional representatives are available 24 hours a day to receive your purchase, redemption and exchange orders. Call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. Schwab also enables you to execute your trading requests through electronic products such as StreetSmart(R), The Equalizer(R) and TeleBroker(R). (See "How To Buy Shares" and "How to Sell or Exchange Shares.")



FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in the Funds in amounts and at intervals that you select. You avoid the inconvenience, delay and expense associated with checks or bank wires. (See "Schwab Automatic Investment Plan" or call 800-2 NO-LOAD, 24 hours a day.)



CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their investment activity, including mutual funds, on one report. (See "Other Important Information.")



FIXED INCOME INVESTMENTS. In addition to bond mutual funds, Schwab offers a complete selection of individual fixed income securities, including


- Municipal Bonds      - Corporate Bonds
- Strips               - Ginnie Maes
- Treasuries           - CDs

Contact Schwab's bond specialists at 800-626-4600 for more information.

                              SUMMARY OF EXPENSES

                          SCHWAB CALIFORNIA   SCHWAB CALIFORNIA
                          SHORT/INTERMEDIATE      LONG-TERM
                          TAX-FREE BOND FUND  TAX-FREE BOND FUND
                          ------------------  ------------------
SHAREHOLDER TRANSACTION
  EXPENSES:
Sales Load on Purchases...         None               None
  Sales Load on
   Reinvested Dividends...         None               None
  Deferred Sales Load.....         None               None
  Exchange Fee............         None               None
ANNUAL FUND OPERATING
  EXPENSES
  (AS A PERCENTAGE OF NET
  ASSETS):
  Management Fees (after
    fee reduction)........       0.31%1             0.31%1
  12b-1 Fees..............         None               None
  Other Expenses (after
    fee reduction and
    expense
    reimbursement)........       0.18%3             0.18%4
                                ------              ------
TOTAL FUND OPERATING
  EXPENSES2...............       0.49%3             0.49%4
                          ==============      ==============


1 This amount reflects a reduction by the Investment Manager which is guaranteed through at least December 31, 1997. If there were no such reduction, the maximum management fee for the Short/Intermediate Fund and the Long-Term Fund would be 0.41% of each Fund's average daily net assets.



2 You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "How to Buy Shares - Schwab Account Minimums and Associated Fees.")



3 This amount reflects the guarantee by the Investment Manager and Schwab that, through at least December 31, 1997, the total operating expenses of the Short/Intermediate Fund will not exceed 0.49% of the Fund's average daily net assets. Without a similar guarantee, which was in effect for the fiscal year ended August 31, 1996, other expenses and total fund operating expenses would have been 0.46% and 0.87%, respectively, of the Fund's average daily net assets.



4 This amount reflects the guarantee by the Investment Manager and Schwab that, through at least December 31, 1997, the total operating expenses of the Long-Term Fund will not exceed 0.49% of the Fund's average daily net assets. Without a similar guarantee, which was in effect for the fiscal year ended August 31, 1996, other expenses and total fund operating expenses would have been 0.41% and 0.82%, respectively, of the Fund's average daily net assets.


EXAMPLES. You would pay the following expenses on a $1,000 investment in each Fund, assuming (1) a 5% annual return and

(2) redemption at the end of each time period:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                    ------   -------   -------   --------
Short/Intermediate
  Fund.............   $5       $16       $27       $ 62
Long-Term Fund.....   $5       $16       $27       $ 62

THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST PURCHASERS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUNDS WILL BEAR DIRECTLY OR INDIRECTLY. This example reflects the guarantee by the Investment Manager and Schwab that the total operating expenses of each Fund will not exceed the amounts specified for the time periods referred to in notes (3) and (4) above. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the SEC. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

FINANCIAL HIGHLIGHTS

Set forth below is the table containing information as to income and capital changes for a share of the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund (formerly, Schwab California Tax-Free Bond Fund) outstanding for the periods indicated below. This information has been audited by Price Waterhouse LLP, the Trust's independent accountants, whose unqualified report appears with the financial statements in the Statement of Additional Information.

                                                           SCHWAB CALIFORNIA
                                                 SHORT/INTERMEDIATE TAX-FREE BOND FUND              SCHWAB CALIFORNIA
                                             ----------------------------------------------   LONG-TERM TAX-FREE BOND FUND
                                                                            FOR THE PERIOD    -----------------------------
                                                                            APRIL 21, 1993
                                                                            (COMMENCEMENT
                                                                            OF OPERATIONS)
                                                                                  TO
                                                YEAR ENDED AUGUST 31,         AUGUST 31,          YEAR ENDED AUGUST 31,
                                              1996      1995      1994           1993           1996      1995       1994
                                             -------   -------   -------   ----------------   --------   -------   --------
Net asset value at beginning of period.....  $ 10.06   $  9.89   $ 10.13       $  10.00       $  10.53   $ 10.40   $  11.26
INCOME FROM INVESTMENT OPERATIONS
   Net investment income...................     0.43      0.42      0.37           0.13           0.57      0.56       0.56
   Net realized and unrealized gain (loss)
    on investments.........................    (0.02)     0.17     (0.24)          0.13           0.10      0.13      (0.74)
                                             -------   -------   -------       --------       --------   -------   --------
   Total from investment operations........     0.41      0.59      0.13           0.26           0.67      0.69      (0.18)
LESS DISTRIBUTIONS
   Dividends from net investment income....    (0.43)    (0.42)    (0.37)         (0.13)         (0.57)    (0.56)     (0.56)
   Distributions from realized gain on
    investments............................       --        --        --             --             --        --       (.12)
                                             -------   -------   -------       --------       --------   -------   --------
   Total distributions.....................    (0.43)    (0.42)    (0.37)         (0.13)         (0.57)    (0.56)     (0.68)
                                             -------   -------   -------       --------       --------   -------   --------
Net asset value at end of period...........  $ 10.04   $ 10.06   $  9.89       $  10.13       $  10.63   $ 10.53   $  10.40
                                             =======   =======   =======       ========       ========   =======   ========
Total return (%)...........................     4.11      6.17      1.29           2.57           6.43      6.98      (1.70)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000s)........  $45,788   $40,639   $48,649       $ 44,545       $101,616   $90,045   $106,432
   Ratio of expenses to average net assets
    (%)....................................     0.49      0.50      0.48           0.45*          0.49      0.58       0.60
   Ratio of net investment income to
    average net assets (%).................     4.23      4.29      3.69           3.49*          5.30      5.54       5.12
   Portfolio turnover rate (%).............       20        62        35              0             36        46         48
   Ratio of expenses to average net assets
    prior to reduced fees and absorbed
    expenses (%)++.........................     0.87      0.84      0.86           1.25*          0.82      0.81       0.80
   Ratio of net investment income to
    average net assets prior to reduced
    fees and absorbed expenses (%)++.......     3.85      3.95      3.31           2.69*          4.97      5.31       4.92


                                                             FOR THE PERIOD
                                                            FEBRUARY 24, 1992
                                             EIGHT MONTHS     (COMMENCEMENT
                                                ENDED       OF OPERATIONS) TO
                                              AUGUST 31,      DECEMBER 31,
                                                 1993             1992
                                             ------------   -----------------
Net asset value at beginning of period.....    $  10.58          $ 10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income...................        0.38             0.51
   Net realized and unrealized gain (loss)
    on investments.........................        0.68             0.58
                                               --------          -------
   Total from investment operations........        1.06             1.09
LESS DISTRIBUTIONS
   Dividends from net investment income....       (0.38)           (0.51)
   Distributions from realized gain on
    investments............................          --               --
                                               --------          -------
   Total distributions.....................       (0.38)           (0.51)
                                               --------          -------
Net asset value at end of period...........    $  11.26          $ 10.58
                                               ========          =======
Total return (%)...........................       10.13            11.10
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000s)........    $138,067          $72,969
   Ratio of expenses to average net assets
    (%)....................................        0.60*            0.45*
   Ratio of net investment income to
    average net assets (%).................        5.18*            5.72*
   Portfolio turnover rate (%).............          47              124
   Ratio of expenses to average net assets
    prior to reduced fees and absorbed
    expenses (%)++.........................        0.87*            1.05*




   Ratio of net investment income to
    average net assets prior to reduced
    fees and absorbed expenses (%)++.......        4.91*            5.12*



++ The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to (a) limit each Fund's ratio of operating expenses to average net assets; and (b) increase each Fund's ratio of net investment income to average net assets.


* Annualized

                  MATCHING THE FUNDS TO YOUR INVESTMENT NEEDS


The Funds may be appropriate for a variety of investment programs. While the Funds are not a substitute for an investment portfolio tailored to an individual's investment needs and ability to tolerate risk, they can serve as components of an investor's long-term program to accumulate assets for retirement, college tuition or other major goals.


Because the Funds invest primarily in California Municipal Securities, they may be especially suitable for investors seeking income that is exempt from federal income and State of California personal income taxes. The Funds are not suitable for investors who cannot benefit from the tax-exempt character of each Fund's dividends, such as IRAs, qualified retirement plans or tax-exempt entities.

                       INVESTMENT OBJECTIVES AND POLICIES


EACH FUND SEEKS A HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME AND STATE OF CALIFORNIA PERSONAL INCOME TAXES, CONSISTENT WITH PRESERVATION OF CAPITAL. Both Funds are separate investment portfolios of the Trust, a no-load, open-end, management investment company. The investment objective of each Fund is to seek a high level of current income that is exempt from federal income and State of California personal income taxes, consistent with preservation of capital. The investment objectives, along with certain investment restrictions adopted by each Fund (see "Investment Restrictions" in the Statement of Additional Information), are fundamental, and cannot be changed without approval by holders of a majority of each Fund's outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). While there is no assurance that either Fund will achieve its investment objective, each will endeavor to do so by following the investment policies set forth below.



Under normal market conditions, each Fund will invest at least 80% of its total assets in debt obligations issued by or on behalf of the State of California, its political subdivisions, agencies, and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel of the issuer, is not subject to regular federal income and State of California personal income taxes ("California Municipal Securities"), nor to the federal alternative minimum tax for individuals or the California alternative minimum tax. Absent unusual market conditions, each Fund will invest at least 65% of its total assets in California Municipal Securities, including bonds, notes, debentures, and zero coupon securities. Under normal market conditions, the Short/Intermediate Fund seeks to maintain a dollar weighted average portfolio maturity of between two and five years; and the Long-Term Fund seeks to maintain a dollar weighted average portfolio maturity of ten years or longer, although they may invest in obligations of any maturity.


Each Fund may also purchase shares of other no-load investment companies, including those managed by the Investment Manager. These purchases will be subject to the limitations imposed by the 1940 Act and each Fund will only make these purchases after obtaining any required regulatory approvals. Investment in other investment companies may cause you to bear duplicative fees for certain services. The Investment Manager will charge no management fees attributable to Fund assets that are invested in other investment companies. (See

"Investment Restrictions" in the Statement of Additional Information.)

Each Fund will invest only in California Municipal Securities that at the time of purchase: (a) are rated within the four highest rating categories for municipal securities assigned by Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Services, Inc. ("Fitch"), or any other nationally recognized statistical rating organization ("NRSRO"); or (b) are rated within the two highest rating categories for short-term municipal securities assigned by any NRSRO; or (c) are unrated by any NRSRO, if they are determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above referenced securities (such unrated securities may not exceed 20% of each Fund's net assets). Bonds rated in the lowest category of investment grade debt may have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case with higher grade bonds. For a description of the ratings, see "Appendix - Ratings of Investment Securities" in the Statement of Additional Information.

See the section of this Prospectus entitled "Risk Considerations" for more information on portfolio securities which may, subsequent to inclusion in a Fund's portfolio, receive a rating below that required for purchase.


The frequency of portfolio transactions and each Fund's turnover rate will vary from year to year depending upon market conditions and purchase and redemption patterns of each Fund's shareholders. Typically, funds with higher turnover tend to generate higher capital gains and transaction costs. The Short/Intermediate Fund had portfolio turnover rates for the years ended August 31, 1996 and 1995 of 20% and 62%, respectively. The Long-Term Fund had portfolio turnover rates for the years ended August 31, 1996 and 1995 of 36% and 46%, respectively.



Each Fund is "non-diversified" under the 1940 Act. This means that, with respect to 50% of each Fund's total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government). The balance of each Fund's assets may be invested in as few as two issuers. Thus, up to 25% of each Fund's total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial revenue bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a security may also be considered to be an issuer.


By investing in a portfolio of municipal securities, shareholders in the Funds enjoy greater diversification than investors holding individual municipal securities.


From time to time, as a defensive measure or under abnormal market conditions, each Fund may invest in taxable "temporary investments" which include: obligations of the U.S. Government, its agencies or instrumentalities, corporate debt securities rated within the two highest rating categories established by an NRSRO; commercial paper rated in the two highest rating categories established by any NRSRO; certificates of deposit of domestic banks having capital and surplus in excess of $100 million, and any of the foregoing tempo-rary investments subject to repurchase agreements. While purchases by a Fund of certain temporary investments could cause it to generate dividends taxable to shareholders as ordinary income (see "Distributions and Taxes"), it is each Fund's primary intention to produce dividends that are not subject to federal income or State of California personal income taxes.

           CALIFORNIA MUNICIPAL SECURITIES AND INVESTMENT TECHNIQUES

California Municipal Securities are debt obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities, the interest from which, in the opinion of counsel to the issuer, is exempt from regular federal income and State of California personal income taxes. These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including lending of funds to public or private institutions for the construction of housing, educational or medical facilities. California Municipal Securities may also include certain types of industrial development bonds or notes issued by public authorities to finance privately owned or operated facilities or to fund short-term cash requirements. Short-term California Municipal Securities are generally issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

The two principal classifications of California Municipal Securities are general obligation and limited obligation or revenue securities. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation or revenue securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds are in most cases limited obligation securities, the credit quality of which is directly related to the corporate user of the facilities. From time to time, each Fund may invest more than 25% of its total assets in industrial development and private activity bonds.

Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

California Municipal Securities purchased by the Funds may include variable rate demand instruments issued by industrial development authorities and other government entities. In the event variable rate demand instruments that the Funds can purchase are not rated by any NRSRO, such instruments must be determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be of comparable quality at the time of purchase to rated instruments which the Funds can purchase. In some cases, the Funds may require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Although there may be no active secondary market with respect to a particular variable rate demand instrument purchased by either Fund, each Fund may (at any time or during specified periods not exceeding one year, depending upon the instrument involved) demand payment in full of the principal of the instrument and may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable rate demand instrument in the event the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights. Each Fund could, for this or other reasons, suffer a loss with respect to such instruments. To the extent that the absence of an active secondary market for such securities cause them to be "illiquid," such securities will be subject to each Fund's restrictions on acquiring and holding illiquid securities.

Participation interests in California Municipal Securities with fixed, floating or variable rates of interest may be purchased by the Funds from financial institutions. The buyer of a participation interest receives an undivided interest in the securities underlying the instrument. A Fund will only purchase a participation interest if: (a) the instrument meets the Fund's previously described quality standards for California Municipal Securities, and (b) the instrument is issued with an opinion of counsel or is the subject of a ruling of the Internal Revenue Service stating that the interest earned on the participation interest is exempt from federal income tax.

As a matter of fundamental policy, each Fund may borrow money for temporary purposes, but not for the purpose of purchasing investments, in an amount up to one-third of the value of its total assets and may pledge up to 10% of its net assets to secure borrowings. Neither Fund will purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be invested in such securities.

Opinions relating to the validity of California Municipal Securities and to the exemption of interest thereon from federal income and State of California personal income taxes are rendered by bond counsel to the respective issuers at the time of issuance and are not binding upon the tax authorities or the courts. Neither the Funds nor the Investment Manager will review or re-evaluate the proceedings relating to the issuance of California Municipal Securities or the bases for such opinions.


Each Fund will not treat interest income specifically subject to federal alternative minimum tax for individuals as tax-exempt for purposes of measuring compliance with the Funds' fundamental policy regarding investment in California Municipal Securities. To the extent that the Funds invest in securities, the interest income on which is treated as a preference item for purpose of the federal alternative minimum tax, individual shareholders, depending on their own tax status, may be subject to federal (but not California) alternative minimum tax on part of that Fund's distributions derived from these securities. Corporate shareholders may be subject to the federal alternative minimum tax on exempt-interest dividends received from a Fund.

                              RISK CONSIDERATIONS

Investors should note the following considerations before making an investment in either of the Funds. For more information regarding the risks involved in investing in municipal securities and California issuers, see the Statement of Additional Information.


Because each Fund invests primarily in California Municipal Securities, the performance of each Fund may be especially affected by factors pertaining to the California economy and other factors specifically affecting the ability of issuers of California Municipal Securities to meet their obligations. As a result, the value of each Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county, or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers of California Municipal Securities may be affected from time to time by economic, political, geographic, and demographic conditions. In addition, constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives may limit a government's power to raise revenues or increase taxes and thus could adversely affect the ability to meet financial obligations. The current State of California general obligation bond ratings are S&P: A+; Moody's: A1; and Fitch: A+. Such ratings and any further reductions may adversely affect the value of such obligations. The availability of federal, state, and local aid to issuers of California Municipal Securities may also affect their ability to meet their obligations. Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the State of California. Any reduction in the actual or perceived ability of an issuer of California Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other California obligations as well. "Proposition 13" and similar California constitutional and statutory amendments and initiatives have restricted the ability of California taxing entities to increase real property and other tax revenues. Other initiative measures approved by California voters, through limiting various other taxes, have resulted in a substantial reduction in state and local revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. It is not possible to determine the impact of these initiatives on the ability of California issuers to pay interest or repay principal on their obligations. There is no certainty that any California issuer will make full payments of principal and interest or remain solvent. In addition, from time to time, federal legislative proposals have threatened the tax-exempt status or use of municipal securities. (An expanded discussion of the risks associated with municipal securities and California issuers is contained in the Statement of Additional Information.)


The investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. In the event of changes in the financial condition or in the market's assessment of certain issuers, each Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of that Fund's portfolio to a greater extent than that of a fully diversified portfolio.


Although the Funds do not presently intend to do so on a regular basis, each Fund may invest more than 25% of its assets in California Municipal Securities, the interest on which is paid solely from revenues on similar projects. To the extent that a Fund's assets are concentrated in California Municipal Securities payable from revenues on similar projects, the Funds would be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


Each Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. The Funds will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Neither Fund will invest more than 25% of its assets in when-issued or delayed delivery securities or purchase such securities for speculative purposes, and will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, each Fund reserves the right to sell acquired when-issued or delayed delivery securities before their settlement dates if deemed advisable.

After its purchase by a Fund, an issue of California Municipal Securities may cease to be rated or its rating may be reduced below that required for purchase by the Funds. Neither event would require the elimination of such an obligation from the affected Fund's investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees of the Trust to be in the best interests of the affected Fund.

                            MANAGEMENT OF THE FUNDS


Responsibility for overall management of the Funds rests with the trustees and officers of the Trust. Professional investment management for the Funds is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. The Investment Manager provides general investment advice regarding each Fund's investment strategies, and performs expense management, accounting, record-keeping and other administrative services necessary to the operation of the Funds. The Investment Manager, formed in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds with aggregate net assets in excess of $42 billion as of December 15, 1996.



Joanne Larkin is a Vice President of Schwab and the Senior Portfolio Manager for the Funds, as such, she has had primary responsibility for the day-to-day management of each Fund's portfolio since the commencement of each Fund's operations. Prior to February 1992, Ms. Larkin was portfolio manager for the Shearson Lehman California Municipal Bond

Fund and E.F. Hutton's Municipal Cash Reserve Management. She graduated from Rosemont College with a Bachelor of Arts in Sociology.



Stephen B. Ward, is the Trust's Senior Vice President and Chief Investment Officer. He has overall responsibility for the management of the Funds' portfolios. Steve joined the Investment Manager as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining the Investment Manager, Steve was Vice President and Portfolio Manager at Federated Investors. He graduated with a Master of Business Administration from the Wharton School and a Bachelor of Arts in Economics from Virginia Tech, and has been a Chartered Financial Analyst since 1985.



Please see the Funds' Annual Report to Shareholders for the fiscal year ended August 31, 1996 for a discussion by the Investment Manager of each Fund's performance.



Pursuant to separate agreements, Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, CA 94104, serves as shareholder services agent and transfer agent for the Funds. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (and associated tax information), responding to daily inquiries, effecting the transfer of each Fund's shares, and facilitating effective cash management of shareholders' Schwab account balances. Schwab furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary and appropriate in providing the shareholder and transfer agency information and services described above. Schwab is also each Fund's Distributor, but receives no compensation for its services as such.



Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 230 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab and the Investment Manager, which was formed in 1989, are wholly owned subsidiaries of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman and Chief Executive Officer and a director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.



FEES AND EXPENSES. Pursuant to its Investment Advisory and Administration Agreement with the Trust, the Investment Manager receives from each Fund a graduated annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. At least through December 31, 1997, the Investment Manager guarantees that the management fee for the Short/Intermediate Fund and the Long-Term Fund will not exceed 0.31% of each Fund's average daily net assets. MOREOVER, AT LEAST THROUGH DECEMBER 31, 1997, THE INVESTMENT MANAGER AND SCHWAB GUARANTEE THAT THE TOTAL OPERATING EXPENSES OF THE SHORT/INTERMEDIATE FUND AND THE LONG-TERM FUND WILL NOT EXCEED 0.49% OF EACH FUND'S AVERAGE DAILY NET ASSETS. The effect of these reductions and guarantees is to maintain or lower each Fund's expenses and thus maintain or increase each Fund's total return to shareholders.


For the transfer agency and shareholder services provided under its Transfer Agency and Shareholder Service Agreements with the Trust, Schwab receives an annual fee, payable monthly, of 0.05% and 0.20%, respectively, of each Fund's average daily net assets. The Investment Manager and Schwab may each reduce its fees from time to time.



The Trust pays the expenses of its operations, including the fees and expenses of independent accountants, legal counsel and custodian; the costs of calculating net asset values, brokerage commissions or transaction costs; taxes; registration fees; and the fees and expenses of qualifying the Trust and its shares for distribution. In addition, the Trust will incur and pay fees in connection with the establishment and maintenance of "sweep" accounts through which the Funds may make regular investments in other investment companies. The expenses will generally be allocated among the Trust's investment portfolios on the basis of relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Fund will be charged to that Fund. For the year ended August 31, 1996, the Short/Intermediate Fund paid investment management fees of 0.28% and total operating expenses of 0.49% of the Fund's average daily net assets, and the Long-Term Fund paid investment management fees of 0.30% and total operating expenses of 0.49% of the Fund's average daily net assets.


                            DISTRIBUTIONS AND TAXES


                       DIVIDENDS AND OTHER DISTRIBUTIONS



The Funds declare daily dividends which are paid monthly. On each day that the net asset value per share of each Fund is determined ("Business Day"), each Fund declares a dividend from net investment income as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) to shareholders of record at the previous net asset value calculation. Dividends are normally paid (and, where applicable, reinvested) on the 25th of each month, if a Business Day, otherwise on the next Business Day, with the exception of the dividend paid in December, which is paid on the last Business Day of December. Each Fund intends to distribute substantially all of its net investment income on an annual basis, and plans to distribute substantially all of its net capital gains, if any, at least once annually, as determined by the Board of Trustees. All distributions will be automatically reinvested in additional shares of a Fund unless the shareholder elects otherwise.


                                TAX INFORMATION

Each Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), has qualified as such, and intends to continue to so qualify. In order to so qualify, each Fund will distribute substantially all of its net exempt-interest income and its investment company taxable income, and will meet certain other requirements. Such qualification relieves a Fund of liability for federal and California income taxes to the extent its earnings are distributed.


FEDERAL INCOME TAXES. Dividends derived from exempt-interest income (known as "exempt-interest dividends") may be treated by a Fund's shareholders as items of interest excludable from their federal gross income. To the extent dividends paid to shareholders are derived from taxable interest or short-term or long-term capital gains, such dividends will be subject to federal income tax whether such dividends are paid in the form of cash or additional shares.

If a Fund holds certain "private activity bonds" ("industrial development bonds" under prior law), dividends derived from interest on such obligations will be classified as an item of tax preference which could subject certain shareholders to alternative minimum tax liability. Corporate shareholders must take all exempt-interest dividends into account in determining "adjusted current earnings" for purposes of calculating their alternative minimum tax.


Each Fund may at times purchase California Municipal Securities at a discount from the prices at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount may be included in each Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them. Shareholders receiving Social Security benefits or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of such benefits.



CALIFORNIA INCOME TAXES. Dividends paid by the Funds to non-corporate shareholders that are derived from interest on California Municipal Securities or federal obligations are also exempt from State of California personal income tax. For this purpose, federal obligations are obligations the interest on which would be excludable from gross income for California personal income tax purposes if the obligations were owned by an individual. However, dividends paid to shareholders that are corporations subject to California franchise or income tax will be taxed as ordinary income to such shareholders, notwithstanding that all or a portion of such dividends are exempt from State of California personal income tax. Moreover, to the extent that a Fund's dividends are derived from sources other than interest on California Municipal Securities or federal obligations, such dividends will be subject to State of California personal income tax, even though such dividends may be exempt for federal income tax purposes.


Except as noted with respect to State of California personal income tax, distributions of net investment income may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, to the extent, if any, that dividends paid to shareholders are derived from taxable interest or from long-term or short-term capital gains, such dividends will not be exempt from State of California personal income tax whether received in cash or reinvested in shares.

Interest on "private activity bonds" is not subject to the California alternative minimum tax. In addition, California does not impose its personal income tax on Social Security or Railroad Retirement benefits. None of the interest on indebtedness incurred to purchase or carry shares will be deductible for California personal income tax purposes.

Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' regular Schwab account statements. The Funds will notify shareholders at least annually as to the federal income and State of California personal income tax consequences of distributions made each year.

The foregoing is only a brief summary of some of the federal and State of California income tax considerations affecting the Funds and their shareholders. Accordingly, a potential investor should consult his or her tax adviser with specific reference to his or her own tax situation.

                            SHARE PRICE CALCULATION


THERE ARE NO SALES CHARGES OR TRANSACTION FEES TO PURCHASE OR REDEEM SHARES OF A FUND. The price of a share of each Fund is its net asset value, which is determined each Business Day at the close of trading on the Exchange, generally at 4:00 p.m. (Eastern time). The price is determined by adding the total assets of the Fund, subtracting any liabilities, and then dividing the resulting amount by the number of shares outstanding. Each Fund's net asset value will fluctuate and neither Fund's shares are insured against reduction in net asset value. (See "Share Price Calculation" in the Statement of Additional Information.)



The Funds value their portfolio securities based on market quotes if they are readily available. If they are not readily available, the Investment Manager assigns fair values pursuant to guidelines adopted in good faith by the Board of Trustees. The Board of Trustees reviews these values regularly.



Purchase or redemption orders and exchange requests will be executed at the net asset value next determined after receipt by the Transfer Agent or its authorized agent.


                         HOW THE FUNDS SHOW PERFORMANCE


EACH FUND'S PERFORMANCE MAY BE ADVERTISED ON A BEFORE OR AFTER-TAX BASIS. From time to time each Fund may advertise its total return, yield, effective yield, taxable equivalent yield, and taxable equivalent effective yield. Performance figures are based upon historical results and are not intended to indicate future performance.


Each Fund's total return measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.

Each Fund's yield refers to the income generated by a hypothetical investment in that Fund over a specific 30-day period. This income is then annualized, which means that the income generated during the 30-day period is assumed to be generated every 30 days over an annual period and is shown as a percentage of the hypothetical investment.

Taxable equivalent yield is the yield that a taxable investment must generate in order to equal (after applicable taxes are deducted) a Fund's yield for an investor in stated federal income and State of California personal income tax brackets. (Normally assumed to be the applicable maximum tax rate.) Taxable equivalent yield is based upon, and will be higher than, the portion of the Fund's yield that is tax exempt. Each Fund may also illustrate the hypothetical performance of taxable and double tax-free investments over the long-term to show the effects of compounding double tax-free dividends. The taxable equivalent effective yield is computed in the same manner as is the taxable equivalent yield, except that the effective yield is substi-tuted for yield in the calculation. (See "Total Return and Yield" in the Statement of Additional Information.)


A Fund's performance may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance (including the Schwab 1000 Index(R)), U.S. Treasury obligations, bank certificates of deposit, the Consumer Price Index, and other investments for which reliable performance data is available. Each Fund's performance may also be compared to various unmanaged bond indices, Lipper Analytical Services Inc. averages and Morningstar performance rankings.



Additional performance information is available in the Trust's Annual Report to Shareholders, which is available free of charge by calling 800-2 NO-LOAD.


                              GENERAL INFORMATION

ABOUT THE TRUST. The Trust was organized as a business trust under the laws of Massachusetts on October 26, 1990 and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios or series ("Series"). Currently, shares of seven Series are offered. The Board of Trustees may authorize the issuance of shares of additional Series if it deems it desirable. Shares within each Series have equal, noncumulative voting rights and equal rights as to dividends, assets and liquidation of such Series.

The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as electing or removing trustees, changing fundamental policies, or approving an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request by shareholders owning at least 10% of the outstanding shares of the Trust. Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for the election of trustees.

                               SHAREHOLDER GUIDE


PLACE ORDERS AND OBTAIN SHAREHOLDER SERVICE AND INFORMATION. You may place purchase and redemption orders as well as request exchanges by calling 800-2 NO-LOAD, where trained representatives are available to answer questions about the Funds and your account. The right to initiate transactions by telephone, as discussed below, is available automatically through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.



Reasonable procedures will be followed to confirm that telephone instructions are genuine. These procedures may include requiring a form of personal identification, providing written confirmation of your telephone instructions and recording all telephone transactions. If each Fund executes telephone orders that it reasonably believes to be genuine, it will not be liable for any losses you may experience. If the Fund does not follow reasonable procedures to confirm that a telephone order is genuine, however, the Fund may be liable for any losses you may suffer from unauthorized or fraudulent orders. You should be aware that it may be difficult to complete transactions by telephone during periods of drastic economic or market changes. If you experience difficulties in purchasing, redeeming or exchanging shares by telephone, you can utilize the alternative methods discussed on the following pages to place an order.



To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.



You may buy shares through an account maintained with Schwab or through any other entity which has been designated by Schwab. The information on the following pages regarding the purchase, exchange, and redemption of Fund shares through a Schwab account relates solely to such transactions through Schwab accounts and should not be read to apply to such transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the Statement of Additional Information or contact such designated entity.



                               HOW TO BUY SHARES



YOU MAY BUY SHARES OF THE FUNDS THROUGH A SCHWAB ACCOUNT. Shares of the Funds are offered to California residents and residents of selected other states.



If you buy shares of the Funds through an account maintained with Schwab, payment for shares must be made directly to Schwab. The Securities Investor Protection Corporation ("SIPC") will provide account protection in an amount up to $500,000 for securities, including Fund shares which you hold in a Schwab account. Of course, SIPC account protection does not protect shareholders from share price fluctuations.



You may buy Fund shares using your Schwab account as described below. If you already have a Schwab account, you need not open a new account.



If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab Account Application (available by calling 800-2 NO-LOAD, 24 hours a day) and mail or deliver it to your local Schwab office. You may also mail the application to Schwab at 101 Montgomery Street, San Francisco, CA 94104. Corporations and other organizations should contact their local Schwab office to determine which additional forms may be necessary to open a Schwab account.



You may deposit funds into your Schwab account by check, wire or other forms of electronic funds transfer (securities may also be deposited). You may also buy shares of each Fund using electronic products such as StreetSmart(R), The Equalizer(R) and TeleBroker(R). All deposit checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please call 800-2 NO-LOAD.


SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.


MINIMUM FUND INVESTMENT REQUIREMENTS. Your initial investment in either Fund may be as low as $1,000 ($500 for custodial accounts). The minimum subsequent investment is $100. These requirements may be reduced or waived on certain occasions. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)



WHEN AND AT WHAT PRICE SHARES WILL BE BOUGHT. You must have funds available in your Schwab account in order to buy Fund shares through your Schwab account. If funds (including those transmitted by wire) are received by Schwab before the time the Fund's daily net asset value is calculated (normally 4:00 p.m. Eastern time), they will be available for investment on the day of receipt. If funds arrive after that time, they will be available for investment the next Business Day.



                            METHODS OF BUYING SHARES



Schwab offers you several convenient ways to buy shares of the Funds. You may choose the one that works best for you and Schwab will confirm execution of your purchase order.


BY PHONE:

You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


BY MAIL:
You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made out to Charles Schwab & Co., Inc. which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.


Written purchase orders (along with any checks) should be mailed to Schwab at 101 Montgomery Street, San Francisco, CA 94104 and should contain the following information:


- your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);
- the name of the Fund(s) and the dollar amount of shares you would like purchased; and

- (initial share purchases only) one of the distribution options listed below.


ELECTRONICALLY:

- Refer to product information on Street Smart(R), e.Schwab(TM), The Equalizer(R), and TeleBroker(R) for details.


- World Wide Web address: http://www.schwab.com


AUTOMATIC INVESTMENT:

Once you have satisfied the initial investment requirements, you may authorize Schwab to automatically purchase Fund shares at intervals and in amounts pre-selected by you on your behalf. (See "Schwab Automatic Investment Plan.")



                        SELECTING A DISTRIBUTION OPTION


You may select from the three distribution options listed below when you first become a shareholder in either of the Funds. If you already are a Fund shareholder and wish to change your distribution option, please call your local Schwab office for assistance.


1. AUTOMATIC REINVESTMENT: Both income dividends and any capital gains distributions will be reinvested in additional shares. This option will be selected automatically unless you specify another option. If you are purchasing Fund shares through Schwab's Automatic Investment Plan, you must choose this distribution option for that Fund.

2.CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash and any capital gain distributions will be reinvested in additional shares.

3.ALL CASH: Income dividends and any capital gain distributions will both be paid in cash.


Dividends and distributions subject to reinvestment will be invested at the net asset value next determined after their record date. Cash distributions will be credited to your Schwab account and will be held there or mailed to you depending on the account standing instructions applicable to your account. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information - Wire Transfers to Your Bank."


OTHER PURCHASE INFORMATION. Each Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to purchase shares of the Funds are subject to acceptance by the Funds and are not binding until confirmed or accepted in writing. Any purchase which would result in a single shareholder owning shares with a value of more than 10% of a Fund's assets or $3 million, whichever is greater, is subject to prior approval by the Fund. Schwab will charge a $15 service fee against an investor's Schwab account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

                         HOW TO SELL OR EXCHANGE SHARES


SALE OF SHARES. Shares will be redeemed at the net asset value per share next determined after receipt and verification by the Transfer Agent or its authorized agent of proper redemption instructions, as set forth on the following pages. Payment for redeemed shares will be credited directly to your Schwab account no later than 7-days after the Transfer Agent or its authorized agent receives your redemption instructions in proper form. Redemption proceeds will then be held there or mailed to you depending on the account standing instructions you have selected. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information - Wire Transfers to Your Bank." If you purchased shares by check, your redemption proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.


Each Fund may suspend redemption rights or postpone payments when: trading on the Exchange is restricted; the Exchange is closed for any reason other than its customary weekend or holiday closings; emergency circumstances as determined by the SEC exist; or for such other circumstances as the SEC may permit. Each Fund may also elect to invoke a

7-day period for cash settlement of individual redemption requests. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)



EXCHANGE OF SHARES. The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of any other SchwabFunds class or Series available to investors in your state. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange involves the redemption of Fund shares and the purchase of shares of any SchwabFunds of your choice. An exchange of shares will be treated as a sale and purchase of the shares for federal income tax purposes. Note that you must meet the initial or subsequent minimum investment requirements applicable to the shares you wish to receive in exchange. Each Fund reserves the right on 60-days' written notice to modify, limit or terminate the exchange privilege.



                    METHODS OF SELLING OR EXCHANGING SHARES


BY PHONE:

To sell shares or to exchange shares between any of the SchwabFunds by telephone, please call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. To properly process your telephone redemption or exchange request, we will need the following information:



- your Schwab account number and your name for verification;

- the number of shares to be sold or exchanged;
- the name of the Fund from which you wish to sell or exchange shares;
- the name of the fund, and class into which shares are to be exchanged, if applicable; and

- if you are exchanging shares, the distribution option you select.


BY MAIL:

You may also request a redemption or an exchange by writing Schwab at 101 Montgomery Street, San Francisco, CA 94104. To properly process your mailed redemption or exchange request, we will need the information above and a letter signed by at least one of the registered Schwab account holders in the exact form specified in the account. Once mailed, a redemption request is irrevocable and may not be modified or canceled.


ELECTRONICALLY:

- Refer to product information on StreetSmart(R), e.Schwab(TM), the Equalizer(R), and TeleBroker(R) for details.


- World Wide Web address: http://www.schwab.com



                                SCHWAB AUTOMATIC


                                INVESTMENT PLAN



     Schwab's Automatic Investment Plan ("AIP") allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet a Fund's investment minimum. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments: using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab money fund linked to your Schwab account; or using the
              Schwab MoneyLink(R) Transfer Service. As long as you are purchasing a Fund's shares through AIP, all dividends and distributions paid to you by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call 800-2 NO-LOAD, 24 hours a day.


                          OTHER IMPORTANT INFORMATION


MINIMUM BALANCE AND ACCOUNT REQUIREMENTS. Due to the relatively high cost of maintaining accounts with smaller holdings, each Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, the aggregate value of a shareholder's holdings in that Fund drops below the Fund's $500 minimum balance requirement ($250 in the case of custodial accounts). Shareholders will be notified in writing 30 days before the Fund takes such action to allow them to increase their holdings to at least the minimum level. Shares of each Fund will be automatically redeemed should the Schwab account in which they are carried be closed.



CONSOLIDATED MAILINGS. In an effort to reduce mailing costs, the Funds consolidate shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write Schwab at 101 Montgomery Street, San Francisco CA 94104 to that effect.



WIRE TRANSFERS TO YOUR BANK. If you so instruct your local Schwab office, funds can be wired from your Schwab account to your bank account. Call your local Schwab office for additional information on wire transfers. A $25 service fee will be charged against your Schwab account for each wire sent.

------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING BEING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

SCHWAB CALIFORNIA
TAX-FREE BOND FUNDS


PROSPECTUS December 31, 1996


                             [SchwabFunds(R) Logo]


920-6 (12/96) Printed on recycled paper.


[SchwabFunds(R) Logo]
101 Montgomery Street
San Francisco, California 94104

                              CROSS REFERENCE SHEET

                               SCHWAB INVESTMENTS:
                               SCHWAB 1000 FUND(R)
                 SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND
                      SCHWAB LONG-TERM GOVERNMENT BOND FUND
                  SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
                       SCHWAB LONG-TERM TAX-FREE BOND FUND
             SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
                 SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND



Part B Item                                                           Statement of Additional Information Caption
-----------                                                           -------------------------------------------
Cover Page                                                            Cover Page

Table of Contents                                                     Table of Contents

General Information and History                                       General Information

Investment Objectives and Policies                                    Investment Securities; Investment Restrictions

Management of the Fund                                                Management of the Trust

Control Persons and Principal Holders of Securities                   Management of the Trust; General Information

Investment Advisory and Other Services                                Management of the Trust

Brokerage Allocation and Other Practices                              Portfolio Transactions and Turnover

Capital Stock and Other Securities                                    General Information

Purchase, Redemption and Pricing of Securities Being                  Share Price Calculation; Purchase and Redemption
Offered                                                               of Shares

Tax Status                                                            Taxes

Underwriters                                                          Management of the Trust

Calculation of Performance Data                                       Total Return and Yield

Financial Statements                                                  Financial Statements

                       STATEMENT OF ADDITIONAL INFORMATION


                               SCHWAB INVESTMENTS
                 101 Montgomery Street, San Francisco, CA 94104



                                DECEMBER 31, 1996


        This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses, which may be amended from time to time, dated December 31, 1996, for the Schwab 1000 Fund(R), the Schwab Long-Term Government Bond Fund, the Schwab Short/Intermediate Government Bond Fund, the Schwab Long-Term Tax-Free Bond Fund, the Schwab Short/Intermediate Tax-Free Bond Fund, the Schwab California Long-Term Tax-Free Bond Fund, and the Schwab California Short/Intermediate Tax-Free Bond Fund (each a "Fund" and, collectively, the "Funds"), seven separately managed investment portfolios of Schwab Investments (the "Trust"). To obtain a copy of any of these Prospectuses, please contact Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD, 24 hours a day or 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day. These Prospectuses are also available electronically by using our World Wide Web address: http://www.schwab.com.


                                 SCHWABFunds(R)
                                  800-2 NO-LOAD

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
INVESTMENT SECURITIES ...................................................     2
INVESTMENT RESTRICTIONS .................................................    16
MANAGEMENT OF THE TRUST .................................................    19
PORTFOLIO TRANSACTIONS AND TURNOVER .....................................    26
TAXES ...................................................................    29
SHARE PRICE CALCULATION .................................................    34
TOTAL RETURN AND YIELD ..................................................    34
SCHWABFUNDS INVESTMENT STRATEGIES .......................................    37
GENERAL INFORMATION .....................................................    41
PURCHASE AND REDEMPTION OF SHARES .......................................    44
OTHER INFORMATION .......................................................    44
APPENDIX - RATINGS OF INVESTMENT SECURITIES .............................    45
FINANCIAL STATEMENTS ....................................................    49

                              INVESTMENT SECURITIES


                           U.S. GOVERNMENT SECURITIES


        Direct obligations of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. While obligations of certain U.S. Government agencies and instrumentalities are similarly backed, those of others, such as the Federal National Mortgage Association and the Student Loan Marketing Association, are only supported by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the agency's obligations or the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. Government would provide financial support to U.S. Government sponsored agencies or instrumentalities if it were not obligated to do so by law. A Fund will invest in U.S. Government securities not backed by the full faith and credit of the U.S. Treasury only when Charles Schwab Investment Management, Inc. (the "Investment Manager") is satisfied that the credit risk with respect to their issuer is minimal.

                                   GOVERNMENT
                          "MORTGAGE BACKED" SECURITIES

        Government "mortgage-backed" (or government guaranteed mortgage-related) securities are among the U.S. Government securities in which the Funds may invest. Mortgages backing the securities purchased by the Funds include, among others, conventional 30-year fixed rate mortgages, graduated payment mortgages, 15-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are guaranteed by the government to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a Fund's shares.

        GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA") are mortgage securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

        The National Housing Act authorized GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.


        The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.


        FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

        GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

        FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages the FHA. insures FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

                          OTHER ASSET-BACKED SECURITIES

        Each Fund may invest a portion of its assets in debt obligations known as "Asset-Backed Securities" that are rated in one of the four highest rating categories by a nationally recognized statistical rating organization (e.g., Standard & Poor's Corporation or Moody's Investors Service, Inc.) or, if not so rated, deemed to be of equivalent quality by the Investment Manager pursuant to guidelines adopted by the Board of Trustees. The credit quality of most Asset-Backed Securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities. The rate of principal payments on Asset-Backed Securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any Asset-Backed Security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-Backed Securities may be classified as "Pass-Through Certificates" or "Collateralized Obligations."


        "Pass-Through Certificates" are asset-backed securities that represent undivided fractional ownership interests in the underlying pool of assets. Pass-Through Certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because Pass-Through Certificates represent ownership interests in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

        Asset-Backed Securities issued in the form of debt instruments, also known as Collateralized Obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such Asset-Backed Securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the Asset-Backed Securities and any credit support provided. As a result, although payments on such Asset-Backed Securities are obligations of the issuers, in the event of default on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related Asset-Backed Securities.

                              METHODS OF ALLOCATING
                                   CASH FLOWS


        While many Asset-Backed Securities are issued with only one class of security, many others are issued in more than one class, each with different payment terms. Multiple class Asset-Backed Securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is typically accomplished by creating one or more classes with a right to payments on the Asset-Backed Security that is subordinate to that of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics that differ both from those of each other and from those of the underlying assets. Examples include so-called "multi-tranche CMOs" (collateralized mortgage obligations) with serial maturities such that all principal payments received on the mortgages underlying the securities are first paid to the class with the earliest stated maturity, and then sequentially to the class with the next stated maturity, "Strips" (Asset-Backed Securities that entitle the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics that mimic the characteristics of non-Asset-Backed Securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

                             TYPES OF CREDIT SUPPORT

        Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made timely. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, or through a combination of such approaches. Examples of Asset-Backed Securities with credit support that arises out of the structure of the transaction include "senior-subordinated securities" (multiple class Asset-Backed Securities with certain classes subordinate to other classes as to the payment of principal thereon, so that defaults on the underlying assets are borne first by the holders of the subordinated class) and Asset-Backed Securities that have "reserve funds" (cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "overcollateralized" (the scheduled payments on, or the principal amount of, the underlying assets substantially exceed that required to make payment on the Asset-Backed Securities and pay any servicing or other fees). The degree of credit support provided on each issue is generally based on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an Asset-Backed Security.

                        CREDIT CARD RECEIVABLE SECURITIES

        Each Fund may invest in Asset-Backed Securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying accounts are passed through to the security holder and principal payments received on such accounts are used to fund the transfer of additional credit card charges made on an account to the pool of assets supporting the related Credit Card Receivable Securities. The initial fixed period may usually be shortened upon the occurrence of specified events that signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. Competitive and general economic factors could adversely affect the rate at which new receivables are created in an account and conveyed to an issuer, shortening the expected weighted average life of the related Credit Card Receivable Security, and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could have a similar effect on the weighted average life and yield.

        Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on accounts. In addition, unlike most other Asset-Backed Securities, accounts are unsecured obligations of the cardholder.


                              MUNICIPAL SECURITIES

        "Municipal Securities" are debt securities issued by a state, its political subdivisions, agencies, authorities, and corporations. Municipal Securities issued by or on behalf of the State of California, its subdivisions, agencies or authorities are referred to herein as "California Municipal Securities."

        Municipal Securities that the Schwab Long-Term Tax-Free Bond Fund and the Schwab Short/Intermediate Tax-Free Bond Fund (the "Municipal Bond Funds") may purchase, and California Municipal Securities that the Schwab California Long-Term Tax-Free Bond Fund and the Schwab California Short/Intermediate Tax-Free Bond Fund (the "California Municipal Bond Funds") may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

        Municipal Securities include securities issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The Municipal Bond Funds and the California Municipal Bond Funds may not be desirable investments for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users for whom dividends attributable to interest on such bonds may not be tax-exempt. Shareholders should consult their own tax advisers regarding the potential effect on them (if any) of any investment in these Funds.


        Municipal Securities are generally classified as "general obligation" or "revenue." General obligation notes are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue notes are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds that are Municipal Securities are in most cases revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds.

        Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes are typically sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage

Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Municipal Bond Funds and the California Municipal Bond Funds may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

        The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or the consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

        Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

                                  RISK FACTORS:
                         CALIFORNIA MUNICIPAL SECURITIES


        In addition to general economic pressures which affect the State of California's (the "State") ability to raise revenues to meet its financial obligations, certain State constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could also result in the adverse effects described below. The following information is only a brief summary, is not a complete description and is based on information drawn from official statements and prospectuses relating to securities offerings of the State that have come to the attention of the Trust and were available before the date of this Statement of Additional Information. The Trust has not independently verified the accuracy and completeness of the information contained in those statements and prospectuses.


        As used in this section, "California Municipal Securities" includes issues that are secured by a direct payment obligation of the State and obligations of issuers that rely in whole or in part on State revenues for payment of their obligations. Property tax revenues and part of the State's General Fund surplus are distributed to counties, cities and their various taxing entities; whether and to what extent a portion of the State's General Fund will be distributed in the future to them is unclear.

        Overview. After suffering through a severe recession, since the start of 1994 California's economy has been on a steady recovery. Employment increased by over 500,000 in 1994 and 1995, and the pre-recession employment level is expected to be matched in 1996. The strongest growth has been in export-related industries, business services, electronics, entertainment, and tourism, which has offset the recession-related losses which were heaviest in aerospace and defense-related industries, finance and insurance.

        The recession seriously affected State tax revenues and caused an increase in expenditures for health and welfare programs. As a result, from the late 1980s through 1992-1993, the State experienced recurring budget deficits. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated a budget deficit of about $2.8 billion at its peak at June 30, 1993. One consequence of the large budget imbalances was to significantly reduce the State's available cash resources and force the State to use a series of external borrowings to meet its cash needs.

        As a result of the deterioration in the State's budget and cash situation, the State's credit ratings have been reduced. Since October 1992, all three major nationally recognized statistical rating organizations lowered the State's general obligation bond rating from the highest ranking of "AAA." The State's general obligation bonds are now rated "A+" by Standard and Poor's Corporation ("S&P"), "A1" by Moody's Investors Service, Inc. ("Moody's") and "A+" by Fitch Investors Service, Inc. ("Fitch").

        State Appropriations Limit. Subject to certain exceptions, the State is subject to an annual appropriations limit imposed by its Constitution on "proceeds of taxes." Various expenditures, including but not limited to debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

                              1994-1995 FISCAL YEAR

        Revenues. The 1994-1995 Budget Act projected General Fund revenues and transfers of $41.9 billion, or about $2.1 billion more than 1993-1994, as revised. This projection included the receipt of approximately $760 million in new federal aid to reimburse the State for certain costs related to refugees and undocumented foreign immigrants. Only about $33 million of this amount was received, with another $98 million scheduled to be received in the 1995-1996 fiscal year. The 1994-1995 Budget Act also projected Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-1994.

        Expenditures. The 1994-1995 Budget Act projected General Fund expenditures of $40.9 billion (a $1.6 billion increase from projected 1993-1994 expenditures), in order to keep a balanced budget which pays off the accumulated deficit, within available revenues. The 1994-1995 Budget Act also projected Special Fund expenditures of $12.3 billion, a 4.7% decrease from 1993-1994. The 1994-1995 Budget Act balanced the budget with a number of major adjustments, including the receipt of about $1.1 billion from the federal government for health and welfare costs and an increase of about $526 million in Proposition 98 General Fund support for K-14 schools.

        Cash resources at the beginning of the 1994-1995 fiscal year were insufficient to meet all obligations without external borrowing, such as occurred in 1992. The 1994-1995 Budget Act assumed that the State would use a cash flow borrowing program in 1994-1995 which combined one-year notes and two-year warrants, which have now been issued. Issuance of the warrants allows the State to defer repayment of about $1 billion of its accumulated budget deficit into 1995-1996. Additional legislation was passed with the 1994-1995 Budget Act designed to ensure that the warrants will be repaid in the 1995-1996 fiscal year.


        As a result of the improving economy, the State Department of Finance's final estimates for the fiscal year showed revenues and transfers of $42.7 billion and expenditures of $42 billion.

                              1995-1996 FISCAL YEAR

        Notwithstanding the improved economy, because of serious policy differences, the 1995-1996 Budget Act was not enacted until August 3, 1995, 34 days after the start of the fiscal year.

        Revenues. The 1995-1996 Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5% increase from 1994-1995. The 1995-1996 Budget Act projected that the General Fund will end the 1995-1996 fiscal year with a slight surplus of $28 million at June 30, 1996, and that all of the accumulated budget deficits will have been repaid. In May 1996, the State Department of Finance updated the 1995-1996 projections, and estimated that there would be revenues and transfers of about $46.1 billion but, due to increased expenditures, there would instead be a deficit of about $70 million in the budget reserve at June 30, 1996. Principal features of the 1995-1996 Budget Act included an increase in Proposition 98 funding for K-14 schools of about $1.2 billion, reductions in health and welfare costs of about $900 million (about $500 million of which depends upon federal legislative approval), and receipt of an additional $494 million in federal aid for costs of illegal immigrants (above commitments already made by the federal government; only $31 million of this was received in 1995-1996). Special Fund revenues were estimated at $12.7 billion.

        Expenditures. The 1995-1996 Budget Act projected General Fund expenditures of $43.4 billion, a 4% increase from 1994-1995. Special Fund expenditures of $13 billion have been appropriated. The May 1996 State Department of Finance revisions projected that expenditures for 1995-1996 would increase to about $45.4 billion.

                               1996-97 FISCAL YEAR

        The Governor's proposed budget for 1996-1997 projected General Fund revenues and transfers of about $45.6 billion and proposed total General Fund appropriations of about $45.2 billion. The Governor's proposed budget renewed a proposal, which had been rejected by the Legislature in 1995, for a 15% cut in personal and corporate tax rates, phased in over a three-year period. In May 1996, the State Department of Finance updated revenue estimates to $47.1 billion for 1996- 1997, assuming enactment of the Governor's proposed tax cut, and expenditure estimates to $46.5 billion.

        Revenues. The 1996-1997 Budget Act, enacted on July 15, 1996, rejected the Governor's proposed 15% tax cut (but did include a 5% cut in bank and corporation taxes). Consequently, revenues for 1996-1997 were increased to an estimated $47.6 billion. Special fund revenues are estimated to be $13.3 billion. The 1996-1997 Budget Act appropriated a budget reserve of $305 million at June 30, 1997. This budget reserve assumed savings of about $660 million in the State's health and welfare costs based on changes to federal law, including welfare reform. The federal welfare reform legislation passed in August 1996 is projected to provide only about $360 million of the assumed $660 million in savings, however, subject to further adjustment based on how the State implements changes to its welfare system. Other principal features of the 1996-1997 Budget Act include an increase in Proposition 98 funding for K-14 schools of about $1.6 billion, and about $700 million in new federal aid for costs of illegal immigrants (with about $540 million to be received during 1996-1997).

        Expenditures. The 1996-1997 Budget Act includes General Fund appropriations of about $47.2 billion, a 4% increase over the final estimated 1995-1996 expenditures. Special Fund expenditures are budgeted at $12.6 billion.

        The foregoing discussions of the 1994-1995, 1995-1996 and 1996-1997 Budgets are based upon the Budget Acts for these years, and should not be construed as a statement of fact. The assumptions used to construct a budget, which include estimates and projections of revenues and expenditures, may be affected by numerous factors, including future economic conditions in the State and the Nation. There can be no assurances that any estimates will be achieved.


                             ISSUES AFFECTING LOCAL
                        GOVERNMENTS AND SPECIAL DISTRICTS

        Proposition 13. Certain California Municipal Securities may be obligations of issuers that rely in whole or in part on ad valorem real property taxes as a source of revenue. In 1978, California voters approved Proposition 13, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase property tax and other tax revenues.

        With certain exceptions, the maximum ad valorem tax on real property is limited to 1% of the full cash value to be collected by the counties and apportioned according to law. One exception is for debt service on bonded indebtedness if such is approved by two-thirds of the votes cast by voters voting on the proposition. The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by substantial damage, destruction or other factors, or adjusted when there is a "change in ownership" or "new construction."

        Proposition 62. This initiative, approved by voters in 1986, placed further restrictions on the ability of local governments to raise taxes and allocate approved tax revenues. Although some of the California Courts of Appeal held that parts of Proposition 62 were unconstitutional, the California Supreme Court recently issued a decision that upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

        Propositions 98 and 111. These initiatives changed the State appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues. The initiatives require that the State establish a prudent state reserve fund for public education.


        Proposition 218. Passed in November 1996, this initiative places additional limitations on the ability of California local governments to increase or impose general taxes, special assessments, and many fees by requiring voter approval of such items. General taxes and many assessments and fees that were passed without public approval after 1994 and before November 6, 1996 must now be approved by voters by either July 1, 1997 or November 6, 1998 to continue in effect.


        Appropriations Limit. Local governmental entities are also subject to annual appropriations limits. If a local government's revenues in any year exceed the amount permitted to be spent, the excess must be returned to the public through a revision of tax rates or fee schedules over the following two years.


        Conclusion. The effect of these constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds are generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. The California Municipal Bond Funds' concentration in California Municipal Securities provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

                                ADDITIONAL ISSUES


        Mortgages and Deeds of Trust. The California Municipal Bond Funds may invest in issues which are secured in whole or in part by mortgages or deeds of trust on real property. California law limits the remedies of a creditor secured by a mortgage or deed of trust, which may result in delays in the flow of revenues to an issuer.

        Lease Financings. Some local governments and districts finance certain activities through lease arrangements. It is uncertain whether such lease financings are debt that require voter approval.

        Seismic Risk. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

                             CERTIFICATES OF DEPOSIT
                             AND BANKERS' ACCEPTANCES


        Certificates of deposit are certificates issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Bankers' acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Each Fund will invest only in certificates of deposit and bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

                                COMMERCIAL PAPER

        Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The Funds will only invest in commercial paper that at the time of purchase is rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, "Duff 2" or higher by Duff & Phelps Credit Rating Co. ("Duff"), or "F2" or higher by Fitch or if unrated by Moody's, S&P, Duff or Fitch, is determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above ratings.

                              REPURCHASE AGREEMENTS

        Repurchase agreements are instruments under which a buyer acquires ownership of a security from a seller that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the buyer's holding period. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a Fund's loan of money to the seller, collateralized by the underlying security. The interest rate is effective for the period of time in which the Funds are invested in the agreement and is not related to the coupon rate on the underlying security.

Any repurchase agreements a Fund enters into will involve the Fund as the buyer and banks or broker-dealers as sellers (repurchase agreements with broker-dealers will be limited to obligations of the U.S. Government or its agencies or instrumentalities). The period of these repurchase agreements will be usually short--from overnight to one week--and at no time will the Funds invest in repurchase agreements for more than one year. However, securities subject to repurchase agreements may have maturity dates in excess of one year from the effective date of the repurchase agreements. The transaction requires the initial collateralization of the seller's obligation with securities having a market value, including accrued interest, equal to at least 102% of the dollar amount the Funds invest with the value marked-to-market daily to maintain 100% coverage. A default by the seller might cause the Funds to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Funds might also incur disposition costs in liquidating the collateral. The Funds will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. The Funds may not enter into a repurchase agreement of more than seven days duration if, as a result, the market value of the Funds' net assets, together with investments in other securities deemed to be not readily marketable, would be invested in excess of the Funds' policy on investments in illiquid securities.

        In the event of a bankruptcy or other default of a repurchase agreement's seller, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Each Fund will not invest more than 10% of its net assets at the time of purchase in repurchase agreements maturing in more than seven days and other illiquid securities.


                               PORTFOLIO MATURITY

        From time to time, the California Municipal Bond Funds, the Municipal Bond Funds and the Government Bond Funds may compare their average portfolio maturities with the average portfolio maturities of other mutual funds having similar investment objectives.

                          PORTFOLIO SECURITIES LENDING

        Loans of portfolio securities made by any Fund will be fully collateralized and will be marked to market daily.

                         FUTURES AND OPTIONS CONTRACTS,
                         EQUITY INDEX PARTICIPATIONS AND
                          INDEX PARTICIPATION CONTRACTS


        The Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Fund (the "Government Bond Funds") and the Schwab 1000 Fund(R) (for purposes of this sub-section only, each a "Fund" and, together, the "Funds") may buy and sell futures contracts on securities and any index comprised of securities in which the Funds may invest, option contracts on securities, indexes and futures contracts, equity index participations, and index participation contracts.

        In a securities futures contract, one party agrees to make, and the other agrees to take, delivery of a specific amount of a specific security at a specified time and price. Under a securities index futures contract, the parties agree to make or take delivery of an amount of cash equal to a specific dollar amount times the difference between the value of an agreed-upon securities index at the end of the contract period and its value at the time the agreement was originally made. Futures contracts are commonly "closed out" prior to the end of the contract period by entering into an offsetting transaction in a corresponding futures contract.

        Options on indexes are similar to options on securities except that, rather than representing the right to take or make delivery of a security at a specified exercise price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is "in the money." This amount of cash is equal to the difference between the closing level of the index and the exercise price of the option, expressed in dollars times a specified multiple. Unlike securities options, all settlements are in cash, and gain or loss depends on price movements in the group of securities comprising the index rather than price movements of individual securities.

        Index participations and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security's representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index. A Fund will invest in equity index participations and index participation contracts only if a liquid market for them appears to exist.


        When buying or selling futures contracts, a Fund must deposit an amount of cash, cash equivalents or liquid, high quality debt instruments with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which will be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margin," will be made at least daily as the price of the futures contract fluctuates, and the Fund's position in the contract becomes more or less valuable. This process is known as "marking-to-market."

        Regulations of the Commodities Futures Trading Commission ("CFTC") applicable to the Funds generally require that all of their futures transactions constitute "bona fide" hedging transactions. As a result, a Fund will normally sell futures contracts to protect against a decrease in the price of securities it owns but intends to sell or purchase futures contracts to protect against an increase in the price of securities it intends to purchase. In addition, the Funds may purchase and sell futures contracts and options as a substitute for a comparable market position in the underlying securities. Futures transactions need not constitute "bona fide" hedging under CFTC regulations if the aggregate initial margin and premiums required to establish such positions do not exceed 5% of each Fund's net assets.

        Risks Involved in Futures and Options Transactions. Futures and options transactions involve risks, which in some strategies can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures and options trading. However, to the extent the Funds' futures and options practices are limited to hedging purposes, the Investment Manager does not believe that the Funds are subject to the degree of risk frequently associated with futures and options transactions. To the extent the Funds engage in the use of futures and options on futures other than for hedging purposes, the Funds may be subject to additional risk.

        Three principal areas of risk are present when futures and options contracts are used even in a hedging context. First, there may not always be a liquid secondary market for a futures or option contract at the time when a Fund seeks to "close out" its position. If a Fund is unable to "close out" a futures or option position, and prices move adversely, the Fund would have to continue to make daily cash payments to maintain its required margin, and if the Fund has insufficient cash to meet this requirement, it may have to sell portfolio securities at a disadvantageous time. In addition, the Fund might be required to deliver the securities underlying futures or options contracts it holds. Each Fund will seek to reduce the risk that it will be unable to "close out" contracts by entering into only futures or options contracts that are traded on national exchanges and for which there appears to be a liquid secondary market.


        It is also possible that changes in the prices of futures or options contracts might correlate imperfectly, or not at all, with changes in the market values of the securities being hedged. This situation could result from price distortions in the futures or options markets due to, among other things, active trading by speculators and use of offsetting "closing" transactions by other investors seeking to avoid meeting additional margin deposit requirements. In the event of significant market distortions, it is possible that a Fund could lose money on futures or options contracts and experience appreciation in the value of its portfolio securities, or vice versa.


        Finally, adverse market movements could cause a Fund to lose up to its full investment in an options contract and/or to experience substantial losses on an investment in a futures contract. However, barring such significant market distortions, a similar result could be expected were the Fund to invest directly in the securities being hedged. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the

Fund has an open position in a futures contract or option.


        The extent to which each Fund may purchase and sell futures, options, equity index participations and index participation contracts may be limited by each Fund's intention to meet the Internal Revenue Code of 1986, as amended (the "Code"), requirements for qualification as a regulated investment company. See "Taxes - Federal Income Tax."





                             INVESTMENT RESTRICTIONS


        Except as otherwise noted, the restrictions below are fundamental and cannot be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund to which they apply. A Fund may not:

1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that, with respect to the Schwab California Long-Term Tax-Free Bond Fund, provided that no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the Fund's total assets may be invested without regard to this 5% limitation; and, provided further, that, with respect to the Municipal Bond Funds and the Schwab California Short/Intermediate Tax-Free Bond Fund and as a matter of non-fundamental policy that may be changed by the Board of Trustees, so long as no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the Fund's total assets may be invested without regard to the 5% limitation set forth above.


2) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except, with respect to the Schwab 1000 Fund(R), to the extent that the Schwab 1000 Index(R) is also so concentrated). Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this industry concentration restriction.

3) Invest more than 10% of the total value of its assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

4) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

5) Purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that each Fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

6) Invest for the purpose of exercising control or management of another issuer.

7) Purchase securities of other investment companies, except as permitted by the 1940 Act.

8) Lend money to any person, except that each Fund may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

9) Borrow money except from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the Fund will not purchase securities while borrowings represent more than 5% of its total assets.


10) Pledge, mortgage or hypothecate any of its assets except that to secure allowable borrowings, each Fund may do so with respect to no more than one-third of the value of its total assets (10% of net assets with respect to the Schwab California Long-Term Tax-Free Bond Funds).


11) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

        In order to permit the sale of shares of each Fund in certain jurisdictions, each Fund may make commitments more restrictive than the fundamental operating restrictions described above. Should it do so and later determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment(s) by terminating sales of its shares in the jurisdiction(s) involved.

        The following restrictions are non-fundamental and may be changed by the Trust's Board of Trustees. Each of the Funds may not:

1) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.


2) Invest more than 5% of its total assets in securities of issuers (other than obligations of, or guaranteed by the U.S. Government, its agencies or instrumentalities) that with their predecessors have a record of less than three years continuous operation.


3) Purchase securities that would cause more than 5% of its net assets to be invested in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid under procedures adopted by the Trust's Board of Trustees based upon the trading markets for the securities.

4) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a Fund in units or attached to other securities are deemed to be without value.

5) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's total assets.

6)      Make short sales, except for short sales against the box.

7) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

8) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

9) Purchase securities the income of which is subject to the Federal Alternative Minimum Tax (AMT) if, by reason of such purchase, the total income earned by such securities would exceed 20% of all income earned by the Fund.

        The Schwab Long-Term Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund each may be invested in long-term bonds, and in obligations of any maturity, although their dollar weighted maturities under normal market conditions will be 10 years or longer.

                             MANAGEMENT OF THE TRUST


        OFFICERS AND TRUSTEES. The Officers and Trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab and the Investment Manager, are as follows:


                         POSITION WITH
                         -------------
NAME/DATE OF BIRTH       THE TRUST              PRINCIPAL OCCUPATION
------------------       ---------              --------------------

CHARLES R. SCHWAB*       Chairman and           Chairman, Chief Executive
July 29, 1937            Trustee                Officer and Director, The
                                                Charles Schwab Corporation;
                                                Chairman and Director, Charles
                                                Schwab & Co., Inc. and Charles
                                                Schwab Investment Management,
                                                Inc.; Chairman and Director, The
                                                Charles Schwab Trust Company;
                                                Chairman and Director (current
                                                board positions), and Chairman
                                                (officer position) until
                                                December 1995, Mayer &
                                                Schweitzer, Inc. (a securities
                                                brokerage subsidiary of The
                                                Charles Schwab Corporation);
                                                Director, The Gap, Inc. (a
                                                clothing retailer), Transamerica
                                                Corporation (a financial
                                                services organization), AirTouch
                                                Communications (a
                                                telecommunications company) and
                                                Siebel Systems (a software
                                                company).

TIMOTHY F. McCARTHY**    President and          Executive Vice President -
September 19, 1951       Trustee                Mutual Funds, Charles Schwab &
                                                Co., Inc.; Executive Vice
                                                President - President, Financial
                                                Products and International
                                                Group, the Charles Schwab
                                                Corporation; Chief Executive
                                                Officer, Charles Schwab
                                                Investment Management, Inc.;
                                                President, Chief Financial
                                                Officer and Director, Charles
                                                Schwab Limited; Director, Mayer
                                                & Schweitzer. From 1994 to 1995,
                                                Mr. McCarthy was Chief Executive
                                                Officer, Jardine Fleming Unit
                                                Trusts Ltd.;

-----------------------------------
*Mr. Schwab is an "interested person" of the Trust

                         POSITION WITH
                         -------------
NAME/DATE OF BIRTH       THE TRUST              PRINCIPAL OCCUPATION
------------------       ---------              --------------------

                                                Executive Director, Jardine
                                                Fleming Holdings Ltd.; Chairman,
                                                Jardine Fleming Taiwan
                                                Securities Ltd.; and Director of
                                                JF India and Fleming Flagship,
                                                Europe. Prior to 1994, he was
                                                President of Fidelity
                                                Investments Advisor Group, a
                                                division of Fidelity Investments
                                                in Boston.

DONALD F. DORWARD        Trustee                President and Chief Executive
September 23, 1931                              Officer, Dorward & Associates
                                                (advertising and
                                                marketing/consulting).

ROBERT G. HOLMES         Trustee                Chairman, Chief Executive
May 15, 1931                                    Officer and Director, Semloh
                                                Financial, Inc. Semloh Financial
                                                is an international financial
                                                services and investment advisory
                                                firm.

DONALD R. STEPHENS       Trustee                Managing Partner, D.R. Stephens
June 28, 1938                                   & Co. (investment banking).
                                                From 1985 to 1995, Mr. Stephens
                                                was Chairman and Chief Executive
                                                Officer of North American Trust
                                                (a real estate investment
                                                trust). Prior to 1992, Mr.
                                                Stephens was Chairman and Chief
                                                Executive Officer of the Bank of
                                                San Francisco.

MICHAEL W. WILSEY        Trustee                Chairman, Chief Executive
August 18, 1943                                 Officer and Director, Wilsey
                                                & Co. Director, Wilsey Bennett,
                                                Inc. (truck and air
                                                transportation, real estate
                                                investment and management, and
                                                investments).

--------------------------------------------------------------------------------
** Mr. McCarthy is an "interested person" of the Trust.

                         POSITION WITH
                         -------------
NAME/DATE OF BIRTH       THE TRUST              PRINCIPAL OCCUPATION
------------------       ---------              --------------------

TAI-CHIN TUNG            Treasurer and          Vice President - Finance,
March 7, 1951            Principal              Charles Schwab & Co., Inc.;
                         Financial Officer      Controller, Charles Schwab
                                                Investment Management, Inc. From
                                                1994 to 1996, Ms. Tung was
                                                Controller for Robertson
                                                Stephens Investment Management,
                                                Inc. From 1993 to 1994, she was
                                                Vice President of Fund
                                                Accounting, Capital Research and
                                                Management Co. Prior to 1993,
                                                Ms. Tung was Senior Vice
                                                President of the Sierra Funds
                                                and Chief Operating Officer of
                                                Great Western Financial
                                                Securities.

WILLIAM J. KLIPP*        Executive Vice         Executive Vice President -
December 9, 1955         President, Chief       SchwabFunds(R), Charles Schwab &
                         Operating Officer      Co., Inc.; President and Chief
                         and Trustee            Operating Officer, Charles
                                                Schwab Investment Management,
                                                Inc. Prior to 1993, Mr. Klipp
                                                was Treasurer of Charles Schwab
                                                & Co., Inc. and Mayer &
                                                Schweitzer, Inc.

STEPHEN B. WARD          Senior Vice            Senior Vice President and Chief
April 5, 1955            President and Chief    Investment Officer, Charles
                         Investment             Schwab Investment Management,
                         Officer                Inc.

FRANCES COLE             Secretary              Vice President, Chief Counsel,
September 9, 1955                               Chief Compliance Officer and
                                                Assistant Corporate Secretary,
                                                Charles Schwab Investment
                                                Management, Inc.


-----------------------------------
*Mr. Klipp is an "interested person" of the Trust.

                         POSITION WITH
                         -------------
NAME/DATE OF BIRTH       THE TRUST              PRINCIPAL OCCUPATION
------------------       ---------              --------------------

DAVID H. LUI             Assistant Secretary    Vice President and Senior
October 14, 1960                                Counsel - Charles Schwab
                                                Investment Management, Inc. From
                                                1991 to 1992, he was Assistant
                                                Secretary and Assistant
                                                Corporate Counsel for the
                                                Franklin Group of Mutual Funds.

CHRISTINA M. PERRINO     Assistant Secretary    Vice President and Senior
June 16, 1961                                   Counsel - Charles Schwab
                                                Investment Management, Inc.
                                                Prior to 1994, she was Counsel
                                                and Assistant Secretary for
                                                North American Security Life
                                                Insurance Company and Secretary
                                                for North American Funds.

KAREN L. SEAMAN          Assistant Secretary    Corporate Counsel - Charles
February 27, 1968                               Schwab Investment Management,
                                                Inc. From October 1994 to July
                                                1996, she was an Attorney for
                                                Franklin Resources, Inc. Prior
                                                to 1994, Ms. Seaman was an
                                                attorney for The Benham Group.


        Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust for The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Annuity Portfolios, and Schwab Advantage Trust (which has not yet commenced operations). The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

                              COMPENSATION TABLE(1)


                                             Pension or
                                             Retirement
                                             Benefits Accrued    Estimated
                                             as Part of Fund     Annual Benefits         Total
                         Aggregate           Expenses from       upon Retirement         Compensation
Name of Person,          Compensation        the Fund            from the Fund           from the Fund
Position                 from the Trust      Complex(2)          Complex(2)              Complex(2)
--------------------     --------------      -----------------   ----------------        ----------
Charles R. Schwab,                 0                N/A                 N/A                     0
Chairman and
Trustee

Timothy F.                         0                N/A                 N/A                     0
McCarthy ,
President and
Trustee

William J. Klipp,                  0                N/A                 N/A                     0
Executive Vice
President, Chief
Operating Officer
and Trustee

Donald F. Dorward,            16,150                N/A                 N/A                 81,100
Trustee

Robert G. Holmes,             16,150                N/A                 N/A                 81,100
Trustee

Donald R. Stephens,           16,150                N/A                 N/A                 81,100
Trustee

Michael W. Wilsey,            16,150                N/A                 N/A                 81,100
Trustee


        1.     Figures are for the Trust's fiscal year ended August 31, 1996.

        2. "Fund Complex" comprises all 24 funds of the Trust, The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios.


                   -------------------------------------------


                       TRUSTEE DEFERRED COMPENSATION PLAN


        Pursuant to exemptive relief received by the Trust from the Securities and Exchange Commission (the "SEC"), the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's Trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").


        As of the date of this Statement of Additional Information, none of the

Independent Trustees has elected to participate in the Fee Deferral Plan. In the event an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.


        Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account") as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account as of any date will be equal to the value the Account would have had as of that date if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). SchwabFunds include the series or classes of beneficial interest of the Trust, The Charles Schwab Family of Funds, Schwab Capital Trust, and Schwab Annuity Portfolios.

        Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the Trust permits the Funds and the Trustees to purchase the Selected SchwabFund Securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. See "Investment Restrictions."

                               INVESTMENT MANAGER

        The Investment Manager, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (the "Advisory Agreement") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the SchwabFunds Family(R), a family of 26 mutual funds with over $42 billion in assets as of December 15, 1996. The Investment Manager is an affiliate of: Schwab; the Trust's distributor; the shareholder services agent; and the transfer agent. The Advisory Agreement will continue in effect until February 23, 1997 with respect to each of the Funds, and thereafter will continue for one year terms subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund. In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment.

        For its advisory and administrative services to the Schwab 1000 Fund(R), the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.30% of the Fund's average daily net assets not in excess of $500 million, and 0.22% of such assets over $500 million. For its advisory and administrative services to the Government Bond Funds, the Municipal Bond Funds and the California Municipal Bond Funds, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.41% of each Fund's average daily net assets.

        The Investment Manager and Schwab have guaranteed that, through at least December 31, 1997, the total fund operating expenses for the Schwab Long-Term Tax-Free Bond Fund, the Schwab Short/Intermediate Tax-Free Bond Fund, the Schwab California Long-Term Tax-Free Bond Fund, and the Schwab California Short/Intermediate Tax-Free Bond Fund will not exceed 0.49% of each Fund's average daily net assets. The Investment Manager and Schwab also have guaranteed (these guarantees may be discontinued at any time) that the total fund operating expenses will not exceed 0.30%, 0.49% and 0.49% of the average daily net assets for the Schwab Long-Term Government Bond Fund, the Schwab 1000 Fund and the Schwab Short/Intermediate Government Bond Fund, respectively.

        Schwab 1000 Fund. For the fiscal years ended August 31, 1994, 1995 and 1996, the investment advisory fees incurred by the Schwab 1000 Fund were $1,554,672 (no fees were reduced), $1,640,000 (fees were reduced by $137,000) and $2,485,000 (fees were reduced by $648,000), respectively.

        The Government Bond Funds. For the fiscal years ended August 31, 1994, 1995 and 1996, the investment advisory fees incurred by the Schwab Long-Term Government Bond Fund were $0 (fees were reduced by $18,943), $0 (fees were reduced by $40,554) and $0 (fees were reduced by $68,000), respectively.

        For the fiscal years ended August 31, 1994, 1995 and 1996, the investment advisory fees incurred by the Schwab Short/Intermediate Government Bond Fund were $629,913 (fees were reduced by $363,412), $439,000 (fees were reduced by $232,000) and $453,000 (fees were reduced by $149,000), respectively.

        The Municipal Bond Funds. For the fiscal years ended August 31, 1994, 1995 and 1996, the investment advisory fees incurred by the Schwab Long-Term Tax-Free Bond Fund were $78,581 (fees were reduced by $116,810), $89,000 (fees were reduced by $80,000) and $102,000 (fees were reduced by $75,000), respectively.

        For the fiscal years ended August 31, 1994, 1995 and 1996, the investment advisory fees incurred by the Schwab Short/Intermediate Tax-Free Bond Fund were $91,945 (fees were reduced by $182,991), $97,000 (fees were reduced by $130,000) and $131,000 (fees were reduced by $85,000), respectively.


        The California Municipal Bond Funds. For the fiscal years ended August

31, 1994, 1995 and 1996, the investment advisory fees incurred by the Schwab California Long-Term Tax-Free Bond Fund were $315,733 (fees were reduced by $182,153), $245,000 (fees were reduced by $130,000) and $297,000 (fees were reduced by $104,000), respectively.

        For the fiscal years ended August 31, 1994, 1995 and 1996, the investment advisory fees incurred by the Schwab California Short/Intermediate Tax-Free Bond Fund were $75,136 (fees were reduced by $139,229), $77,000 (fees were reduced by $94,000) and $118,000 (fees were reduced by $57,000), respectively.

        Additional Information. The Advisory Agreement provides that the fees to be paid to the Investment Manager will be less than the amount that would cause the aggregate operating expenses of a Fund (excluding interest, taxes, net brokerage commissions and extraordinary expenses) in any year to exceed the most stringent limits prescribed by any state in which shares of a Fund are offered for sale. The most stringent current limit for such expenses is 2.5% of a fund's first $30 million of average net assets, 2.0% of a fund's next $70 million of average net assets and 1.5% of a fund's average net assets in excess of $100 million.

        From time to time, each Fund may compare its total operating expense ratio to the total operating expense ratio of other mutual funds or mutual fund averages with similar investment objectives as reported by Lipper Analytical Service, Inc., Morningstar, Inc. or other independent sources of such information ("independent sources").


                                   SUB-ADVISER

        Prior to June 1, 1995, Dimensional Fund Advisors Inc. ("Dimensional") served as the sub-adviser to the Schwab 1000 Fund(R). As of June 1, 1995, the Investment Manager became responsible for providing all investment advisory services to the Schwab 1000 Fund.


        Under the sub-advisory agreement then in effect between Dimensional and the Investment Manager and pursuant to Dimensional's expense reduction agreement, the Investment Manger paid Dimensional: $504,966 for the fiscal year ended August 31, 1994 and $436,034 for the fiscal year ended August 31, 1995.

                                   DISTRIBUTOR

        Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of the Funds' shares. Each Fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.

                          CUSTODIAN AND FUND ACCOUNTANT

        PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the Trust.

        PFPC, Inc., at 103 Bellevue Parkway Wilmington, Delaware 19809, serves as Fund Accountant for the Trust.

                             ACCOUNTANTS AND REPORTS
                                 TO SHAREHOLDERS


        The Trust's independent accountants, Price Waterhouse LLP, audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and each Fund's federal income tax return. Price Waterhouse LLP also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Price Waterhouse LLP is 555 California Street, San Francisco, California 94104.

                                  LEGAL COUNSEL

        Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005, is counsel to the Trust.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS

        In effecting securities transactions for the Schwab 1000 Fund(R), the Investment Manager seeks to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager will generally select brokers and dealers for all of the Funds primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility. In assessing these criteria, the Investment Manager will, among other things, monitor the performance of brokers effecting transactions for the Funds to determine the effect, if any, the Funds' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the Schwab 1000 Fund's investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The Schwab 1000 Fund will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.


        In an attempt to obtain best execution for the Schwab 1000 Fund, the Investment Manager may also place orders for NASDAQ/NMS stocks directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the Schwab 1000 Fund to trade directly with other institutional holders on a net basis. At times, this may allow the Fund to trade larger blocks than would be possible trading through a single market maker.

        When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources may also be used by the Investment Manager when providing advisory services to other investment advisory clients, including mutual funds.


        In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the Schwab 1000 Fund on securities exchanges, the Investment Manager will consider (if relevant) whether the compensation to be paid Schwab or any other affiliated broker-dealer will be (i) fair and reasonable, (ii) at least as favorable to the Fund as commissions that would be charged by other qualified brokers having comparable execution capabilities and (iii) at least as favorable as commissions contemporaneously charged by Schwab or any other affiliated broker-dealer on comparable transactions for its most favored unaffiliated customers. The Fund does not consider it practicable or in the best interests of its shareholders to solicit competitive bids for commission rates on each transaction. However, the Board of Trustees, including a majority of the Trustees who are not "interested persons" of Schwab or any other affiliated broker-dealer within the meaning of the 1940 Act, (i) has prescribed procedures designed to provide that the Fund does not pay commissions that do not meet the standards described above, (ii) reviews those procedures annually to determine whether they remain adequate and
(iii) considers quarterly whether or not the commissions charged by Schwab or any other affiliated broker-dealer have met the standards.

        Brokerage services Schwab provides to the Schwab 1000 Fund(R) are also subject to Rule 11a2-2(T) under the Securities Exchange Act of 1934, as amended. Rule 11a2-2(T) permits the Fund to use Schwab as a broker provided certain conditions are met. Among these requirements are that members of the exchange not associated with Schwab perform the floor brokerage element of portfolio transactions (that is, execution on the exchange floor or through use of exchange facilities), that the orders to such members be transmitted from off the exchange floor and that neither Schwab nor an associated person of Schwab participates in the execution of the transaction after the order has been so transmitted. In connection with transactions in which Schwab acts as broker for the Schwab 1000 Fund, Schwab, while not permitted to perform floor brokerage (which is undertaken by members Schwab selects who are not associated with that firm), still continues to bear principal responsibility for determining important elements of overall execution such as timing and order size, and also clears and settles such transactions. Schwab pays the fees charged by those persons performing the described floor brokerage elements. Schwab will not trade directly with the Funds in any transactions in which Schwab or an affiliate acts as principal.

        Brokerage Commissions. For the fiscal years ended August 31, 1994, 1995 and 1996, the Schwab 1000 Fund paid brokerage commissions of $50,000, $118,000 and $408,000, respectively. Of the brokerage commission paid in 1996, $1,000 (0.25% of the total amount) was paid to Schwab, an affiliated person of the Fund. [ ]% of the transactions involving the payment of a brokerage commission in 1996 were effected through Schwab The Government Bond Funds, Municipal Bond Funds and California Municipal Bond Funds paid no brokerage commissions for each such Fund's last three fiscal years, respectively.

                               PORTFOLIO TURNOVER

        For reporting purposes, each Fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the Fund owned during the fiscal year. When the Fund makes the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded. A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.


        From time to time, each Fund may compare its portfolio turnover rate with that of other mutual funds as reported by independent sources.


        Schwab 1000 Fund. The Schwab 1000 Fund's portfolio turnover rates for the fiscal years ended August 31, 1995 and 1996 were 2% and 2%, respectively.

        The Government Bond Funds. The portfolio turnover rates for the Schwab Long-Term Government Bond Fund for the fiscal years ended August 31, 1995 and 1996 were 240% and 66%, respectively. The portfolio turnover rates for the Schwab Short/Intermediate Government Bond Fund for the fiscal years ended August 31, 1995 and 1996 were 203% and 80%, respectively.

        The Municipal Bond Funds. The portfolio turnover rates for the Schwab Long-Term Tax-Free Bond for the fiscal years ended August 31, 1995 and 1996 were 70% and 50%, respectively. The portfolio turnover rates for the Schwab Short/Intermediate Tax-Free Bond Fund for the fiscal years ended August 31, 1995 and 1996 were 35% and 44%, respectively.


        The California Municipal Bond Funds. The portfolio turnover rates for the Schwab California Long-Term Tax-Free Bond Fund for the fiscal years ended August 31, 1995 and 1996 were 46% and 36%, respectively. The portfolio turnover rates for the Schwab California Short/Intermediate Tax-Free Bond Fund for the fiscal years ended August 31, 1995 and 1996 were 62% and 20%, respectively.

                                      TAXES

                               FEDERAL INCOME TAX


        It is each Fund's policy to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

        In order to qualify as a regulated investment company, each of the Funds must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including stocks and securities) held for less than three months; and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which a Fund may engage in short-term trading and certain hedging transactions and may limit the range of a Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, a Fund must distribute at least (a) 90% of its "investment company taxable income" (as that term is defined in the Code) and (b) 90% of the excess of its (i) tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

        The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If the distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

        A Fund's transactions in futures contracts and options and certain other investment and hedging activities are subject to special tax rules. In a given case, these rules may accelerate income to a Fund, defer its losses, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the corporate dividends received deduction when distributed to corporate shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds and their shareholders.


        Any dividends declared by the Funds in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. A Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.


        A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

        The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds are generally not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.

                         SCHWAB LONG-TERM TAX-FREE BOND
                         FUND, SCHWAB SHORT/INTERMEDIATE
                           TAX-FREE BOND FUND, SCHWAB
                       CALIFORNIA LONG-TERM TAX-FREE BOND
                           FUND, AND SCHWAB CALIFORNIA
                        SHORT/INTERMEDIATE TAX-FREE BOND
                                      FUND

        The Code permits a regulated investment company that invests at least 50% of its assets at the close of each quarter in Municipal Securities to pass through to its investors, on a tax-exempt basis, net Municipal Securities interest income. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Schwab Long-Term Tax-Free Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, and Schwab California Short/Intermediate Tax-Free Bond Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of such Fund's taxable year, but not to exceed in the aggregate the net Municipal Securities interest income received by each such Fund during the taxable year. The percentage of the total dividends paid during any taxable year that is designated as exempt-interest dividends will be uniform throughout such year for all shareholders receiving dividends from each Fund during such year, and may differ from the percentage of exempt income actually received by a Fund during the period for which the Shares were held. If for any taxable year the Schwab Long-Term Tax-Free Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, or Schwab California Short/Intermediate Tax-Free Bond Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders) when distributed, and Municipal Securities interest income, although not taxed to the Funds, would be taxable to shareholders. To the extent dividends paid to shareholders are derived from taxable interest or short-term or long-term capital gains, such dividends will be subject to federal income tax whether such dividends are paid in the form of cash or additional shares.


        A shareholder should consult his or her own tax adviser with respect to whether exempt-interest dividends would be excludable from gross income if the shareholder were treated as a "substantial user" of facilities financed by an obligation held by either Fund or a "related person" to such user under the Code. Any loss on the sale or exchange of any share held for six months or less will be disallowed to the extent of the amount of the exempt-interest dividend received with respect to such share. The U.S. Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for certain regulated investment companies. No such regulations have been issued as of the date of this Statement of Additional Information.


        All or part of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of that Fund's total distributions (excluding distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

        The discussion of federal income taxation presented above summarizes only some of the important federal tax considerations generally affecting purchasers of Fund shares. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund and its shareholders, and the discussion is not intended as a substitute for careful tax planning. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a Fund.


                            STATE OF CALIFORNIA TAXES

        With respect to each California Municipal Bond Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of obligations the interest on which is exempt from California personal income taxation under the Constitution or laws of California or of the United States ("California Exempt Obligations"), then the Fund will be qualified to pay dividends exempt from State of California personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). The California Municipal Bond Funds intend to qualify under the above requirement so that they can pay California exempt-interest dividends. If a California Municipal Bond Fund fails to so qualify, none of its dividends will be exempt from State of California personal income tax.


        Not later than 60 days after the close of its taxable year, each California Municipal Bond Fund will notify each shareholder of the portion of the dividends paid by it to the shareholder with respect to such taxable year which is exempt from State of California personal income tax. The total amount of California exempt-interest dividends paid by a California Municipal Bond Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California Exempt Obligations, less any expenses or expenditures (including any expenditures attributable to the acquisition of additional securities for the

California Municipal Bond Funds) that are deemed to have been paid from such interest. Dividends paid by the California Municipal Bond Funds in excess of this limitation will be subject to State of California personal income tax. For purposes of this limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the Fund from California Exempt Obligations for such year in the same ratio as such interest from California Exempt Obligations for such year bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California Exempt Obligations received by the California Municipal Bond Funds that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

        To the extent, if any, dividends paid to shareholders are derived from long-term and short-term capital gains, such dividends will not constitute California exempt-interest dividends. Rules similar to those regarding the treatment of such dividends for federal income tax purposes are also applicable for State of California personal income tax purposes. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of a California Municipal Bond Fund is not deductible for State of California personal income tax purposes if the Fund distributes California exempt-interest dividends to the shareholder during his or her taxable year.


        The foregoing is a summary of only some of the important State of California personal income tax considerations generally affecting the California Municipal Bond Funds and their shareholders. No attempt is made to present a detailed explanation of the State of California personal income tax treatment of the California Municipal Bond Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portions of the California Municipal Bond Funds' dividends constituting California exempt-interest dividends are excludable from income for State of California personal income tax purposes only. Any dividends paid to shareholders of the California Municipal Bond Funds subject to State of California franchise or corporate income tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends are exempt from State of California personal income tax. Accordingly, potential investors in the California Municipal Bond Funds, including, in particular, corporate investors that may be subject to California franchise or corporate income tax, should consult their tax advisers with respect to the application of such tax to the receipt of the California Municipal Bond Funds' dividends and as to their own State of California tax situation, in general.

                             SHARE PRICE CALCULATION


        Each Fund's net asset value per share is determined each day the New York Stock Exchange is open for trading as of 4:00 p.m., Eastern time. Currently, the New York Stock Exchange is closed on the following holidays: New Year's Day (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds value their portfolio securities daily based on their fair value. Securities traded on stock exchanges are valued at the last quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Investments in mutual funds are valued at their respective net asset values, as determined by those funds. Investments in money market funds are valued at their respective net asset values, as determined by those Funds. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Foreign securities for which the closing values are not readily available are valued at fair value as determined in good faith pursuant to the Board of Trustees guidelines. Securities for which market quotations are not readily available (including restricted securities that are subject to limitations on their sale) are valued at fair value as determined in good faith pursuant to the Trust's Board of Trustees guidelines

        Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value.


        From time to time, each Fund may report its net asset value per share over a specified period. Each Fund's net asset value, for the periods set forth, may be compared to net asset values for other mutual funds with similar investment objectives as reported by independent sources.


                             TOTAL RETURN AND YIELD

                            STANDARDIZED TOTAL RETURN


        Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, a Fund assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates.


                                                                        Average annual total return
                                    Total return for the fiscal year    from commencement of
                                    ended August 31, 1996               operations to August 31, 1996
                                    ---------------------               -----------------------------
Schwab 1000 Fund(R)                              17.27%                             3.49%

Schwab Long-Term Government                       2.29%                             4.92%
Bond Fund

Schwab Short/Intermediate                         4.39%                             5.48%
Government Bond Fund

Schwab Long-Term Tax-Free Bond                    4.87%                             5.89%
Fund

Schwab Short/Intermediate Tax-                    3.32%                             4.09%
Free Bond Fund

Schwab California Long-Term Tax-                  6.43%                             7.20%
Free Bond Fund

Schwab California                                 4.11%                             4.19%
Short/Intermediate Tax-Free Bond
Fund




                          NONSTANDARDIZED TOTAL RETURN

        Nonstandardized total return for a Fund differs from standardized total return in that it relates to periods other than the period for standardized total return and/or that it represents aggregate (rather than average) total return.

        In addition, an after-tax total return for the Schwab 1000 Fund(R) may be calculated by taking the Fund's standardized or non-standardized total return and subtracting applicable federal taxes from the portion of the Fund's total return attributable to capital gains distributions and ordinary income. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

        In addition, the Schwab 1000 Fund may report the percentage of the Fund's standardized or non-standardized total return which would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of Fund shares. This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

                                      YIELD

        A Fund's yield refers to the net investment income generated by a hypothetical investment in the Fund over a specific 30 day period. This net investment income is then annualized, which means that the net investment income generated during the 30-day period is assumed to be generated in each 30-day period over an annual period, and is shown as a percentage of the investment.


Fund                                                  30-day period ended August 31, 1996
----                                                  ----------------------------------
Schwab Long-Term Government Bond Fund                                   7.23%

Schwab Short/Intermediate Government Bond Fund                          5.77%

Schwab Long-Term Tax-Free Bond Fund                                     5.30%

Schwab Short/Intermediate Tax-Free Bond Fund                            4.03%

Schwab California Long-Term Tax-Free Bond Fund                          5.34%


Schwab California Short/Intermediate Tax-Free Bond                      4.20%
Fund


                                 EFFECTIVE YIELD

        A Fund's effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded monthly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

                            TAX EQUIVALENT YIELD AND
                         TAX EQUIVALENT EFFECTIVE YIELD


        The tax equivalent yield of the Municipal Bond Funds and the California Municipal Bond Funds are calculated by dividing that portion of the applicable fund's yield (computed as described above) that is tax-exempt by an amount equal to one minus the applicable effective tax rate, and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. For the Municipal Bond Funds, the maximum federal marginal rate of 39.6% is normally used; for the California Municipal Bond Funds, a combined rate of the maximum federal marginal rate of 39.6% and the California marginal rate of 9.3% is normally used.




                                                      Taxable equivalent
                                                      yield for 30-day period
Fund                                                  ended August 31, 1996
----                                                  ---------------------
Schwab Long-Term Tax-Free Bond Fund                   8.77%

Schwab Short/Intermediate Tax-Free Bond Fund          6.67%

Schwab California Long-Term Tax-Free Bond Fund        8.84%

Schwab California Short/Intermediate Tax-Free         6.95%
Bond Fund



        Tax equivalent effective yields are computed in the same manner as tax equivalent yields, except that effective yield is substituted for yield in the calculation. In calculating tax equivalent yields and effective yields the California

Municipal Bond Funds generally assume an effective tax rate (combining the federal 39.6% rate and the California 9.3% rate, and assuming the taxpayer deducts California state taxes paid) of 45.22%. The effective tax rates used in determining such yields do not reflect the tax costs resulting from the full or partial loss of the benefits of personal exemptions, itemized deductions and California exemption credits that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding $117,950 (for joint returns) or $58,975 (for separate returns) for 1996. Actual tax equivalent yields and tax equivalent effective yields may be higher for taxpayers subject to the loss of these benefits than the rates reported by the Funds.

                         TAX-EXEMPT VERSUS TAXABLE YIELD

        Investors may want to determine which investment, tax-exempt or taxable, will provide a higher after-tax return. To determine the tax equivalent yield, or tax equivalent effective yield, simply divide the yield or effective yield of the Municipal Bond Funds or the California Municipal Bond Funds by 1 minus your marginal federal tax rate (or combined state and federal tax rate in the case of the California Municipal Bond Funds). Note, however, that as discussed above, full or partial loss by certain investors of the described federal tax benefits could cause the resulting figure to understate the after-tax return produced by the Fund in question.

        From time to time, each Fund may report on the dividends paid to shareholders over a specified period of time.


                      SCHWABFUNDS(R) INVESTMENT STRATEGIES

                          INDEXING AND THE SCHWAB 1000
                                INDEX(R) AND FUND

        The returns produced by the U.S. stock market during the 25 years ending December 31, 1994 have been exceeded by those of very few types of securities investments. Because the unmanaged performance of the U.S. stock market has often proven superior to that of many individually selected stock portfolios, a growing percentage of assets invested in the equity markets are being placed in "index" portfolios. Institutional investors often devote a substantial percentage of their assets to indexed strategies.

        The historical superiority of a long-term investment in a group of common stocks representative of the stock market as a whole is illustrated in the graph and table below. It may be seen that the cumulative 25 year total return of the Schwab 1000 Index significantly exceeds that of U.S. Treasury Bills (obligations which, when issued, have maturities of one year or less), and long-term Government Bonds (bonds issued by the U.S. Treasury which at issue have maturities of at least 10 but no more than 30 years) and is well above the rate of inflation as represented by the Consumer Price Index ("CPI"). While common stock prices fluctuated during the years 1978 through 1994, they were substantially higher at the end than the beginning of the period. The historical data presented is not indicative of future results.

        Schwab 1000 Index data assumes the reinvestment of dividends, but does not reflect deductions for administrative and management costs and expenses. The Fund will be subject to these costs and expenses. In addition, various factors may cause the Fund's performance to be higher or lower than that of the Index. (See "Investment Objective and Policies.") The Schwab 1000 Index was first made available to the public on February 1, 1991.

        The cumulative total return figures reported for the Schwab 1000 Index for the period prior to February 1, 1991 reflect the historical performance of the Index as if the Index had been in existence for the entire period. Investors should vbe aware that they cannot invest directly in an index.


        An index typically tracks the performance of a group of securities selected to represent a particular market, and is most often used to gauge that market's performance. The Dow Jones Industrial Average and Standard & Poor's 500 Index(R) ("S&P 500") are two indices designed to measure the performance of U.S. stocks. As of December 16, 1996, the market capitalization of the stocks included in these indices represent approximately 16.8% and 71.8%, respectively, of the U.S. stock market's total value. When investment managers invest indexed separate accounts or index fund assets, they attempt to replicate the performance of the applicable target index by holding all or a representative sample of the securities included in the index.

        The Schwab 1000 Index is a broad-based stock market index which contains the common stocks of the 1,000 largest operating companies (i.e., non-investment companies) incorporated in the United States. As the stocks contained in the index represent about 84% of the total market capitalization of all U.S. companies, as represented by the Wilshire 500 Index, the Schwab 1000 Index provides a reliable measure of broad market performance and can serve as a benchmark against which individual investors can compare the performance of their equity investments. Relative to some indices that primarily track one group of stocks, and as a result do not capture movements in other areas of the market, the Schwab 1000 Index(R), because it contains the stocks of the more established blue-chip companies as well as those of relatively smaller companies, reflects an expanded breadth of market coverage. This distinction is important because historically the stocks of smaller companies have out-performed those of their blue-chip counterparts in some years, while the reverse has been true in other years. Of course, past performance may not necessarily be indicative of future results.


        From time to time, the Schwab 1000 Fund may compare the historical performance of the Schwab 1000 Index to the historical performance of various other indices, including the S&P 500, as reported by independent sources.

        Charles R. Schwab, a veteran investor, was instrumental in developing the Schwab 1000 Fund(R). The investment objective of the Fund, which is designed to make indexed investing available with a high level of convenience and economy, is to match the total return of the Schwab 1000 Index.


        The Schwab 1000 Fund is managed to offset capital gains with capital losses in order to minimize the distribution of capital gains to shareholders. This special feature of the Schwab 1000 Fund can make a real difference in an investor's after-tax return, especially if the investor is in a high tax bracket. The Schwab 1000 Fund has adopted a number of policies that should cause its portfolio turnover rate to be below the portfolio turnover rate of many other mutual funds. A lower portfolio turnover rate acts to minimize associated transaction costs as well as the level of realized capital gains. By avoiding, where possible, the distribution of capital gains to shareholders, the Schwab 1000 Fund helps to build the value of an investor's shares and defer payment of capital gains taxes until redemption of the those shares. Current tax liability for capital gains should be reduced and total return increased by these policies.


        The Schwab 1000 Fund may, from time to time, refer to recent studies that analyze certain techniques and strategies which the Schwab 1000 Fund uses. In addition, the Schwab 1000 Fund may, from time to time, promote the advantages of investing in a series that is part of a large, diverse mutual fund complex.

       The data reported below is current as of December __, 1996. Source:
Schwab 1000 Index(R) -- Charles Schwab & Co., Inc.; S&P 500 Index(R) -- Standard & Poors; 3-Month CD's -- _______; Corporate Bonds -- ________; Treasury Bills -- _______; and Inflation (CPI) -- _______.


[The following is a line chart comparing the Schwab 1000 Index, S&P 500 Index, 3-Month CDs, Corporate Bonds, Treasury Bills and Inflation (CPI).]



---------------------------------------------------------------------------------------------------------------
               SCHWAB 1000         S&P 500       3-MONTH           CORPORATE         TREASURY         INFLATION
                 INDEX(R)          INDEX(R)        CD'S               BONDS            BILLS            (CPI)
---------------------------------------------------------------------------------------------------------------
   1979            21.34%           18.30%         11.22%             -2.12%           10.04%           13.29%
   1980            61.20%           56.43%         25.69%             -2.42%           22.79%           27.46%
   1981            54.95%           48.49%         45.68%              0.49%           39.98%           38.82%
   1982            87.60%           80.36%         63.50%             39.90%           54.96%           44.14%
   1983           128.48%          120.86%         78.33%             52.89%           68.32%           49.61%
   1984           142.83%          134.70%         96.80%             78.30%           84.43%           55.53%
   1985           221.19%          209.19%        112.65%            121.21%           98.23%           61.46%
   1986           277.88%          266.94%        126.49%            157.73%          110.04%           63.24%
   1987           289.34%          286.25%        142.02%            164.30%          122.26%           70.38%
   1988           355.39%          350.40%        160.70%            188.66%          137.07%           77.99%
   1989           492.10%          493.11%        184.36%            229.04%          156.34%           86.26%
   1990           465.16%          474.63%        207.57%            252.58%          175.61%           97.62%
   1991           656.08%          649.79%        225.50%            317.84%          190.55%          103.71%
   1992           723.39%          706.94%        237.51%            354.18%          200.56%          109.59%
   1993           807.71%          788.19%        248.26%            409.44%          209.57%          115.36%
   1994           812.12%          799.80%        264.41%            389.44%          222.80%          121.11%
   1995          1153.81%         1137.43%        286.08%            498.27%          240.60%          126.72%
---------------------------------------------------------------------------------------------------------------

                        ASSET ALLOCATION STRATEGIES USING
                                 SCHWABFUNDS(R)

        Shareholders of SchwabFunds may wish to invest in the SchwabFunds as components of their personal asset allocation plan. An asset allocation program is available through Schwab. This program may help shareholders select investments, including investments in SchwabFunds, that match their individual investment needs. The shareholders' personal investment plan is based on a number of factors, including personal financial situation, time horizon, investment objectives and goals and risk tolerance.

                            ACCESS TO SCHWAB'S MUTUAL
                            FUND ONESOURCE(R) SERVICE

        With Schwab's Mutual Fund OneSource Service ("OneSource"), a shareholder can invest in over 575 mutual funds from many fund companies, subject to the following. Schwab's standard transaction fee will be charged on each redemption of fund shares held for 90 days or less to discourage short-term trading. Mutual fund shares held for more than 90 days are exempt from the short-term redemption policy and may be sold without penalty. Up to 15 short-term redemption of fund shares per calendar year are permitted. If you exceed this number, you will no longer be able to buy or sell fund shares without paying a transaction fee. As a courtesy, we will notify you in advance if your short-term redemptions are nearing the point where all of your future trades will be subject to transaction fees. Schwab reserves the right to modify OneSource's terms and conditions at any time. For more information, a shareholder should contact his or her Schwab office during its regular business hours or call 800-2 NO-LOAD, 24 hours a day.


        From time to time, the Schwab 1000 Fund(R) may include discussions in advertisements of the income tax savings shareholders may experience as a result of the Schwab 1000 Fund's policy of limiting portfolio trading in order to reduce capital gains. This information may be supplemented by presentations of statistical data illustrating the extent of such income tax savings and the impact of such savings on the yield and/or total return of the Schwab 1000 Fund. In addition, such advertisements may include comparisons of the Schwab 1000 Fund's performance against that of investment products that do not employ the Schwab 1000 Fund's policy of seeking to limit capital gains.


        The Schwab 1000 Fund is intended to make indexed investing easily available to Schwab customers with the highest level of convenience and economy thereby facilitating their ability to participate in the long-term performance of the U.S. stock market.

                               GENERAL INFORMATION



        The Trust generally is not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) removal of Trustees if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determining whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.

        Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (i) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustee have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

        Upon the written request of 10 or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more Trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.


        The Bylaws provide that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum, unless otherwise provided by the 1940 Act or other applicable law. Thus, even if less than a majority of shareholders were represented, a meeting of the Trust's shareholders could occur. Attending shareholders would in such case be permitted to take action not requiring the vote of more than a majority of a quorum. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust, and certain amendments of the Declaration of Trust, could not be decided at such a meeting; nor could matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.


        Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims.


        Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

        For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                                 SCHWABFUNDS(R)

SchwabFunds offers a variety of series and classes of shares of beneficial interest to help you with your investment needs.

                                  EQUITY FUNDS
                              Schwab 1000 Fund(R)(1)
                       Schwab International Index Fund(R)(2)
                         Schwab Small-Cap Index Fund(R)(2)
                   Schwab Asset Director(R)-High Growth Fund(2)
                 Schwab Asset Director(R)-Balanced Growth Fund(2)
              Schwab Asset Director(R)-Conservative Growth Fund(2)
                     Schwab S&P 500 Fund-Investor Shares(2)
                                 Schwab S&P 500
                              Fund-e.Shares(TM)(2), (3)
                           Schwab Analytics Fund(TM)(2)
                    Schwab OneSource Portfolios-International
                  Schwab OneSource Portfolios-Growth Allocation
                 Schwab OneSource Portfolios-Balanced Allocation

                               FIXED INCOME FUNDS(1)
                 Schwab Short/Intermediate Government Bond Fund
                      Schwab Long-Term Government Bond Fund
                  Schwab Short/Intermediate Tax-Free Bond Fund
                       Schwab Long-Term Tax-Free Bond Fund
            Schwab California Short/Intermediate Tax-Free Bond Fund(4)
                 Schwab California Long-Term Tax-Free Bond Fund(4)

                               MONEY MARKET FUNDS(5)
                            Schwab Money Market Fund
                          Schwab Government Money Fund
                         Schwab U.S. Treasury Money Fund
                      Schwab Value Advantage Money Fund(R)
                    Schwab Municipal Money Fund-Sweep Shares
             Schwab Municipal Money Fund-Value Advantage Shares(TM)
               Schwab California Municipal Money Fund-Sweep Shares
        Schwab California Municipal Money Fund-Value Advantage Shares(TM)
                        Schwab Retirement Money Fund(R)(6)
                  Schwab Institutional Advantage Money Fund(R)(6)
                Schwab New York Municipal Money Fund-Sweep Shares
         Schwab New York Municipal Money Fund-Value Advantage Shares(TM)


(1) The Schwab 1000 Fund and all fixed income funds are separate investment portfolios of the Trust.


(2) The Funds are separate investment portfolios or classes of shares of Schwab Capital Trust.

(3)   Available only through SchwabLink(TM).


(4) Available only to California residents and residents of selected other states.


(5) All listed money market funds are separate investment portfolios of The Charles Schwab Family of Funds.

(6)   Designed for institutional investors only.

                        PURCHASE AND REDEMPTION OF SHARES


        Each Fund's minimum initial investment requirement is $1,000 ($500 for Custodial Accounts, Individual Retirement Accounts and certain other retirement plans). Subsequent investments of $100 or more may be made. These minimum investment requirements may be changed at any time and are not applicable to certain types of investors. The Trust may waive the minimums for purchases by Trustees, Directors, officers or employees of the Trust, Schwab, or the Investment Manager.

        The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90- day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus of the Fund affected under "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.



                                OTHER INFORMATION

        The Prospectuses of the Funds and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

        Statements contained in the Prospectuses or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

        This Statement of Additional Information does not constitute an offering by the Trust, any series thereof, or by the Distributor in any jurisdiction in which such offering may not be lawfully made.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

        From time to time, each Fund may report the percentage of its assets which fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE


        Moody's rates the bonds it judges to be of the best quality Aaa. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Bonds carrying an Aa designation are deemed to be of high quality by all standards. Together with Aaa rated bonds, they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because they may enjoy relatively lower margins of protection, fluctuations of protective elements may be of greater amplitude or there may be other factors present which make them appear to be subject to somewhat greater long-term risks. A rated bonds are considered as upper-medium grade obligations as they possess many favorable investment attributes. Bonds designated Baa are considered medium grade in that they are not highly protected nor poorly secured. Interest payments and principal security appear to be adequate at the present, but they may lack certain protective elements or be characteristically unreliable over any great length of time. Baa bonds do not have any outstanding investment characteristics and do have speculative characteristics.


                          STANDARD & POOR'S CORPORATION

        AAA is the highest rating assigned by S&P to a bond and indicates the issuer's extremely strong capacity to pay interest and repay principal. An AA rating denotes a bond whose issuer has a very strong capacity to pay interest and repay principal and differs from an AAA rating only in small degree. A ratings are given to debt which has a strong capacity to pay interest and repay principal but is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than higher rated debt. BBB debt indicates the issuer is regarded by S & P as having an adequate capacity to pay interest and repay principal. These securities appear to have adequate protection, however adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher categories.

                         DUFF & PHELPS CREDIT RATING CO.


        Duff confers an AAA designation to bonds of issuers with the highest credit quality. The risk factors associated with these bonds are negligible, being only slightly more than for risk-free U.S. Treasury debt. AA rated bonds are of high credit quality and have strong protection factors. The risks associated with them are modest but may vary slightly from time to time because of economic conditions. An A rating indicates that the protection factors are average but adequate. The risk factors, however, are more variable and greater in periods of economic stress. BBB rated debt has protection factors that are below average but still sufficient for prudent investment. There is considerable variability in the risk of BBB rated debt during economic cycles.

                          FITCH INVESTOR SERVICES, INC.

        AAA is the highest rating Fitch assigns to bonds, and indicates the obligor's exceptionally strong ability to pay interest and repay principal. Bonds which Fitch considers of very high credit quality, and the obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA, is rated AA. An A rating is given to show high credit quality and the issuer's ability to pay interest and repay principal is strong, but there is more vulnerability to economic conditions and circumstances than higher rated debt. BBB bonds are considered investment grade, where the issuer has adequate ability to pay interest and repay principal. Bonds rated BBB are more susceptible to adverse changes in economic conditions and circumstances, thus these bonds are more likely to fall below investment grade or have the timeliness of their payments impaired.



              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

        Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION


        An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                      IBCA

        Obligations supported by the highest capacity for timely repayment are rated A1+. An A1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated A2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

        Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service ("Moody's"). Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION


        A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


                         DUFF & PHELPS CREDIT RATING CO.

        Duff-1 is the highest commercial paper rating assigned by Duff & Phelps, Credit Rating Co. ("Duff"). Three gradations exist within this rating category:
A Duff-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term U.S. Treasury obligations), a Duff-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a Duff-1-rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A Duff-2 rating indicates a good certainty of timely payment. Liquidity factors and company fundamentals are sound and risk factors are small.

                          FITCH INVESTORS SERVICE, INC.

        F-1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F-1 reflect an assurance of timely payment only slightly less than issues rated F-1+. Issues assigned an F-2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

                    COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS
                     AND DEPOSIT OBLIGATIONS ISSUED BY BANKS

                             THOMSON BANKWATCH (TBW)


        TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very high. TBW-2 is the second highest category and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
COMMON STOCK--99.6%
AEROSPACE/DEFENSE--2.0%
B.F. Goodrich Co.                                          12,400          $  465
Boeing Co.                                                 90,200           8,163
Coltec Industries, Inc.*                                   18,200             273
General Dynamics Corp.                                     14,900             955
Litton Industries, Inc.*                                   10,500             490
Lockheed Martin Corp.                                      53,292           4,483
McDonnell Douglas Corp.                                    60,000           3,008
Northrop Grumman Corp.                                     15,900           1,141
Raytheon Co.                                               60,400           3,111
Rockwell International Corp.                               55,500           2,886
Sundstrand Corp.                                           14,600             546
Textron, Inc.                                              22,700           1,938
United Technologies Corp.                                  33,200           3,743
                                                                           ------
                                                                           31,202
                                                                           ------
AIR TRANSPORTATION--0.5%
AMR Corp.*                                                 25,100           2,058
America West Airlines, Inc. Class B*                       11,000             147
Comair Holdings, Inc.                                      12,000             290
Continental Airlines, Inc. Class B*                        14,400             326
Delta Airlines, Inc.                                       24,700           1,751
Northwest Airlines Corp. Class A*                          24,500             923
Southwest Airlines Co.                                     36,400             833
UAL Corp.*                                                 21,600           1,037
USAir Group, Inc.*                                         16,500             295
                                                                           ------
                                                                            7,660
                                                                           ------
ALCOHOLIC BEVERAGES--0.4%
Anheuser-Busch Companies, Inc.                             69,200           5,242
Brown Forman Corp. Class B                                 15,500             562
                                                                           ------
                                                                            5,804
                                                                           ------
APPAREL--0.6%
Jones Apparel Group, Inc.*                                  6,800             377
Liz Claiborne, Inc.                                        17,500             608
NIKE, Inc. Class B                                         39,800           4,298
Nautica Enterprises, Inc.*                                 10,000             266
Nine West Group, Inc.*                                      7,700             397
Reebok International Ltd.                                  16,700             601
Russell Corp.                                               5,900             189
Springs Industries, Inc.                                    5,000             226
Talbots, Inc.                                               7,500             257
Unifi, Inc.                                                16,925             463
V.F. Corp.                                                 18,800           1,105
Warnaco Group, Inc. Class A                                13,600             337
                                                                           ------
                                                                            9,124
                                                                           ------

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
AUTOMOTIVE PRODUCTS--0.2%
Bandag, Inc.                                                4,000          $  189
Cooper Tire & Rubber                                       19,500             380
Danaher Corp.                                              12,800             531
Goodyear Tire & Rubber                                     38,900           1,775
Lear Corp.*                                                14,000             537
                                                                           ------
                                                                            3,412
                                                                           ------
BANKS--7.8%
AmSouth Bancorp.                                           11,700             461
Banc One Corp.                                            116,021           4,452
Bancorp Hawaii, Inc.                                       10,175             385
Bank of Boston Corp.                                       42,120           2,222
Bank of New York Co., Inc.                                101,000           2,815
BankAmerica Corp.                                          94,995           7,362
Bankers Trust New York Corp.                               21,300           1,656
Barnett Banks, Inc.                                        23,088           1,515
Boatmens Bancshares, Inc.                                  38,700           2,063
Central Fidelity Banks, Inc.                               12,825             304
Chase Manhattan Corp. (New)                               114,330           8,503
Citicorp                                                  131,100          10,914
Comerica, Inc.                                             29,264           1,427
Commerce Bancshares, Inc.                                   7,056             257
Compass Bancshares, Inc.                                    8,850             298
Corestates Financial Corp.                                 56,592           2,341
Crestar Financial Corp.                                    12,400             721
Dime Bancorp, Inc. (New)*                                  24,926             327
Fifth Third Bancorp                                        26,975           1,436
First American Corp.                                        5,900             274
First Bank System, Inc.                                    37,109           2,384
First Chicago NBD Corp.                                    81,521           3,475
First Commerce Corp.                                       10,562             380
First Empire State Corp.                                    2,500             636
First Security Corp.                                       19,612             533
First Tennessee National Corp.                             16,300             559
First Union Corp.                                          77,793           4,969
First Virginia Banks, Inc.                                  9,750             405
First of America Bank Corp.                                21,900           1,035
Firstar Corp.                                              19,500             921
Firstmerit Corp.                                            5,400             163
Fleet Financial Group, Inc. (New)                          73,580           3,072
Hibernia Corp. Class A                                     35,000             385
Huntington Bancshares, Inc.                                48,512           1,107
J.P. Morgan & Co., Inc.                                    51,400           4,504
Keycorp (New)                                              58,923           2,364
MBNA Corp.                                                 59,700           1,813
Marshall & Ilsley Corp.                                    19,828             548
Mellon Bank Corp.                                          40,472           2,241

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Mercantile Bancorp, Inc.                                   14,450         $   706
Mercantile Bankshares Corp.                                10,450             280
National City Corp.                                        74,240           2,793
NationsBank Corp.                                          78,464           6,679
Northern Trust Corp.                                       16,950           1,116
Norwest Corp.                                              94,288           3,548
Old Kent Financial Corp.                                   17,120             688
PNC Bank Corp.                                             90,430           2,826
Provident Bancorp, Inc.*                                    6,800             272
Regions Financial Corp.                                    13,850             635
Republic New York Corp.                                    16,400           1,084
Signet Banking Corp.                                       15,300             369
SouthTrust Corp.                                           25,125             744
Southern National Corp.                                    28,750             898
Star Banc Corp.                                             7,100             559
State Street Boston Corp.                                  20,100           1,088
Summit Bancorp                                             32,900           1,275
Suntrust Banks, Inc.                                       57,200           2,195
Synovus Financial Corp.                                    25,650             612
U.S. Bancorp                                               47,891           1,838
Union Bank of California                                    7,400             357
Union Planters Corp.                                       12,100             398
Valley National Bancorp                                    11,365             293
Wachovia Corp. (New)                                       42,520           1,945
Wells Fargo & Co.                                          26,000           6,468
Wilmington Trust Co.                                        4,900             160
Zions Bancorp                                               2,900             251
                                                                          -------
                                                                          121,304
                                                                          -------
BUSINESS MACHINES & SOFTWARE--7.5%
3COM Corp.*                                                43,400           2,029
Adobe Systems, Inc.                                        23,800             832
Amdahl Corporation*                                        32,100             319
America Online, Inc.*                                      21,100             640
Apple Computer, Inc.                                       38,700             941
Autodesk, Inc.                                             12,200             282
BMC Software, Inc.*                                        12,100             904
Bay Networks, Inc.*                                        53,923           1,483
Cabletron Systems, Inc.*                                   24,250           1,479
Ceridian Corp.*                                            17,480             745
Cirrus Logic, Inc.*                                        12,200             188
Cisco Systems, Inc.*                                      172,300           9,078
Compaq Computer Corp.*                                     70,600           3,998
Computer Assoc. International, Inc.                        96,075           5,044
Computer Sciences Corp.*                                   20,498           1,435
Compuware Corp.*                                           11,000             476
Dell Computer Corp.*                                       27,300           1,831
Diebold, Inc.                                              17,212             884

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Digital Equipment Corp.*                                   38,400       $   1,483
EMC Corp.*                                                 55,900           1,076
Electronic Arts, Inc.*                                     11,400             353
Electronics for Imaging, Inc.*                              7,500             471
Gateway 2000, Inc.*                                        24,000           1,074
Hewlett Packard Co.                                       267,400          11,699
Honeywell, Inc.                                            33,800           1,965
Informix Corp.*                                            40,700             918
International Business Machines                           147,700          16,893
Intuit, Inc.*                                              11,800             435
Iomega Corp.*                                              39,000             602
Komag, Inc.*                                               27,200             573
McAfee Associates, Inc.*                                    8,000             479
Medic Computer Systems, Inc.*                               6,500             227
Micron Electronics*                                        20,000             319
Microsoft Corp.*                                          158,300          19,402
Network General Corp.*                                     11,000             188
Novell, Inc.*                                             104,000           1,086
Oracle Systems Corp.*                                     170,275           5,992
Parametric Technology Corp.*                               36,200           1,643
PeopleSoft, Inc.*                                          11,400             876
Pitney Bowes, Inc.                                         39,300           1,896
Policy Management Systems Corp.*                            3,000             106
Safeguard Scientifics, Inc.*                                7,000             226
Seagate Technology, Inc.*                                  26,830           1,288
Security Dynamics Technology*                               4,000             264
Shiva Corp.*                                                8,400             424
Silicon Graphics, Inc.*                                    47,900           1,114
Sterling Software, Inc.*                                    7,200             489
Storage Technology Corp.*                                  14,800             561
Sun Microsystems, Inc.*                                    49,500           2,688
Sybase, Inc.*                                              15,120             243
Synopsys, Inc.*                                             9,800             373
Tandem Computers, Inc.*                                    47,800             502
Unisys Corp.*                                              69,900             411
Western Digital Corp.*                                      8,800             309
Xerox Corp.                                                89,500           4,911
                                                                          -------
                                                                          116,147
                                                                          -------
BUSINESS SERVICES--3.1%
American Management Systems, Inc.*                         11,000             279
Apria Healthcare Group, Inc.*                              14,000             354
Automatic Data Processing, Inc.                            78,200           3,255
Browning Ferris Industries Inc.                            55,200           1,408
Cadence Design Systems, Inc.*                              19,875             589
Cambridge Technology Partners*                             12,000             342
Cintas Corp.                                               16,100             879
Comdisco, Inc.                                             22,022             573

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Concord EFS, Inc.*                                         14,850           $ 379
Corrections Corp. of America*                              18,000             581
Credit Acceptance Corp.*                                    7,000             154
Deluxe Corp.                                               20,400             780
Dun & Bradstreet Corp.                                     47,600           2,743
Ecolab, Inc.                                               14,400             437
Equifax, Inc.                                              39,000             995
FHP International Corp.*                                   10,500             380
First Data Corp.                                           61,551           4,801
Fiserv, Inc.*                                               8,975             302
FlightSafety International, Inc.                            9,800             434
Foundation Health Corp.*                                   12,200             366
GTECH Holdings Corp.*                                      15,700             436
Gartner Group Inc. Class A (New)*                          24,300             759
H & R Block, Inc.                                          22,700             568
HBO & Co.                                                  24,600           1,341
Health Care & Retirement Corp.*                            10,050             249
Health Management Associates, Inc. Class A*                21,168             482
HealthCare Compare Corp.*                                   6,000             257
Healthsource, Inc.*                                        17,000             255
Interpublic Group of Companies, Inc.                       19,900             900
Kelly Services, Inc. Class A                                5,525             155
Laboratory Corp. of America Holdings, Inc.*                18,648              75
Manpower, Inc.                                             19,500             695
Medaphis Corp.*                                            25,200             321
Medpartners/Mullikin, Inc.*                                13,000             270
National Service Industries, Inc.                          12,200             464
Olsten Corp.                                               22,275             621
Omnicom Group, Inc.                                        19,100             867
OrNda Healthcorp*                                          16,300             420
PHH Corp.                                                   9,000             260
PacifiCare Health Systems, Inc. Class B*                    9,300             746
Paychex, Inc.                                              22,725           1,221
PhyCor Inc.*                                               12,300             401
Quorum Health Group, Inc.*                                 13,100             332
R.R. Donnelley & Sons Co.                                  37,500           1,223
Republic Industries, Inc.*                                 50,000           1,300
Reynolds & Reynolds Co. Class A                            10,200             511
Robert Half International, Inc.*                           23,100             762
SUPERVALU, Inc.                                            15,800             444
Safety-Kleen Corp.                                          8,600             148
Sanifill Inc.                                               6,500             301
Service Corp. International                                33,700           1,900
Shared Medical Systems Corp.                                7,600             414
Steris Corp.*                                               9,000             276
Stewart Enterprises, Inc. Class A                          13,050             445
SunGard Data Systems, Inc.*                                 8,800             375
Total System Services, Inc.                                31,800             719

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
U.S.A. Waste Services, Inc.*                               30,500          $  839
United Waste Systems, Inc.*                                 9,000             263
Value Health, Inc.*                                         9,082             144
Vencor Inc.*                                               15,775             495
Viad Corp.                                                 20,100             286
WMX Technologies, Inc.                                    132,000           4,175
Wallace Computer Services, Inc.                             6,800             184
Wellpoint Health Networks, Inc. Class A*                   17,275             536
Wheelabrator Technologies, Inc.                            37,300             555
                                                                           ------
                                                                           48,421
                                                                           ------
CHEMICAL--3.4%
A. Schulman, Inc.                                          10,000             221
ARCO Chemical Co.                                          25,600           1,229
Air Products & Chemicals, Inc.                             29,100           1,593
Albemarle Corp.                                            25,400             410
Betz Laboratories, Inc.                                     4,100             201
Cabot Corp.                                                17,800             490
Cytec Industries, Inc.*                                    13,755             478
Dow Chemical Co.                                           67,300           5,367
E.I. Du Pont de Nemours & Co.                             147,500          12,113
Eastman Chemical Co.                                       23,725           1,326
Ethyl Corp.                                                31,300             282
Georgia Gulf Corp.                                         12,600             397
Great Lakes Chemical Corp.                                 14,500             834
Hercules, Inc.                                             29,300           1,458
International Speciality Products, Inc.*                   15,400             169
Loctite Corp.                                               9,300             408
Lubrizol Corp.                                             15,600             443
Lyondell Petrochemical Co.                                 16,300             371
M.A. Hanna Co.                                             10,725             233
Minnesota Mining & Manufacturing Co.                      113,700           7,817
Monsanto Co.                                              155,500           4,995
Morton International, Inc.                                 36,900           1,370
Nalco Chemical Co.                                         14,800             475
Olin Corp.                                                  5,000             396
PPG Industries, Inc.                                       47,600           2,350
Praxair Inc.                                               47,100           1,937
RPM, Inc.                                                  10,875             173
Rohm & Haas Co.                                            16,300           1,019
Sigma-Aldrich Corp.                                        17,500             925
Union Carbide Corp.                                        37,000           1,600
Valspar Corp.                                               2,800             132
W.R. Grace & Co.                                           24,900           1,634
Witco Corp.                                                12,900             390
                                                                           ------
                                                                           53,236
                                                                           ------

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
CONSTRUCTION--0.4%
Armstrong World Industries, Inc.                            8,100           $ 501
Clayton Homes, Inc.                                        21,077             424
Crane Co.                                                   4,600             184
Fluor Corp.                                                20,300           1,299
Lafarge Corp.                                              16,100             306
Martin Marietta Materials, Inc.                            21,400             471
Oakwood Homes Corp.                                        14,000             329
Owens Corning*                                             11,600             422
Schuller Corp.                                             49,300             487
Sherwin Williams Co.                                       27,500           1,203
Stanley Works                                              19,800             545
USG Corp.*                                                 11,700             333
Vulcan Materials Co.                                        7,800             451
                                                                            -----
                                                                            6,955
                                                                            -----
CONSUMER-DURABLE--0.4%
Black & Decker Corp.                                       19,500             770
Leggett & Platt, Inc.                                      18,300             522
Masco Corp.                                                40,400           1,177
Maytag Corp.                                               22,800             459
Newell Co.                                                 37,674           1,173
Shaw Industries, Inc.                                      30,100             452
Snap-on Tools Corp.                                        10,100             461
Sunbeam Corporation                                        21,100             459
Whirlpool Corp.                                            21,100           1,034
                                                                            -----
                                                                            6,507
                                                                            -----
CONSUMER-NONDURABLE--1.4%
American Greetings Corp. Class A                           29,200             756
Apple South, Inc.                                          12,350             258
Applebee's International, Inc.*                             5,000             145
Boston Chicken, Inc.*                                      15,600             541
Brinker International, Inc.*                               20,225             303
Corning, Inc.                                              63,800           2,377
Cracker Barrel Old Country Store, Inc.                     20,900             489
Darden Restaurants, Inc.                                   38,600             309
Duracell International, Inc.                               29,500           1,331
First Brands Corp.                                          6,400             146
Hasbro, Inc.                                               23,150             851
Lancaster Colony Corp.                                      5,300             193
Lone Star Steakhouse & Saloon, Inc.*                        7,400             246
Mattel, Inc.                                               72,220           1,905
McDonald's Corp.                                          184,600           8,561
Outback Steakhouse, Inc.*                                  11,250             316
Papa John's International, Inc.*                            5,000             227
Premark International, Inc.                                17,300             316
Rubbermaid, Inc.                                           36,000             954

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Starbucks Corp.*                                           20,500          $  669
U S Industries Inc. New*                                   15,000             386
Wendy's International, Inc.                                33,500             678
                                                                           ------
                                                                           21,957
                                                                           ------
CONTAINERS--0.3%
Bemis Co., Inc.                                            13,400             400
Crown Cork & Seal, Inc.                                    32,700           1,529
Jefferson Smurfit Corp.*                                   25,900             311
Owens-Illinois, Inc.*                                      30,900             475
Sealed Air Corp.*                                           9,600             364
Sonoco Products Co.                                        21,310             631
Stone Container Corp.                                      22,112             307
                                                                           ------
                                                                            4,017
                                                                           ------
ELECTRONICS--4.1%
ADC Telecommunications, Inc.*                              17,700           1,007
AMP, Inc.                                                  61,300           2,345
Adaptec, Inc.*                                             15,200             759
Advanced Micro Devices, Inc.*                              44,900             572
Altera Corp.*                                               9,200             405
American Power Conversion Corp.*                           14,000             193
Amphenol Corp. Class A*                                     6,500             128
Analog Devices, Inc.*                                      37,050             894
Applied Materials, Inc.*                                   49,700           1,205
Arrow Electronics, Inc.*                                   11,400             520
Ascend Communications, Inc.*                               27,300           1,432
Atmel Corp.*                                               30,200             780
Avnet, Inc.                                                 9,100             425
Cascade Communications Corp.*                              25,300           1,722
Checkpoint Systems, Inc.*                                   8,000             231
Cypress Semiconductor Corp.*                               15,600             181
EG&G, Inc.                                                  7,200             135
Electronic Data Systems Corp.                             130,000           7,085
FORE Systems, Inc.*                                        23,400             829
General Instrument Corp.*                                  37,000           1,013
General Signal Corp.                                       11,600             465
Glenayre Technologies, Inc.*                               14,600             534
Harris Corp.                                                8,300             510
Imation Corp.*                                             10,760             254
Input/Output, Inc.*                                        11,400             403
Intel Corp.                                               217,300          17,343
KLA Instruments Corp.*                                     10,400             207
LSI Logic Corp.*                                           32,100             702
Linear Technology Corp.                                    18,700             626
Maxim Integrated Products, Inc.*                           14,600             450
Mentor Graphics Corp.*                                      8,000             110
Micron Technology Inc.                                     49,200           1,119
Molex, Inc.                                                23,445             774

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Molex, Inc. Class A                                        12,366          $  369
Motorola, Inc.                                            160,800           8,583
National Semiconductor Corp.*                              33,300             612
Perkin-Elmer Corp.                                         10,300             534
Pittway Corp. Class A                                       6,750             317
QUALCOMM, Inc.*                                            14,700             637
SCI Systems, Inc.*                                          9,000             403
Scientific-Atlanta, Inc.                                   11,700             158
Sensormatic Electronics Corp.                              27,150             499
Solectron Corp.*                                           14,100             527
Symbol Technologies, Inc.*                                  4,300             191
Tektronix, Inc.                                             7,600             295
Teradyne, Inc.*                                            17,900             277
Texas Instruments, Inc.                                    48,300           2,258
Thermo Instrument Systems, Inc.*                           26,737           1,036
Thomas & Betts Corp.                                       10,400             382
Varian Associates, Inc.                                     9,300             424
VeriFone, Inc.*                                             6,500             310
Vicor Corp.*                                               12,500             309
Vishay Intertechnology, Inc.*                              12,810             258
Xilinx, Inc.*                                              17,400             611
                                                                           ------
                                                                           64,348
                                                                           ------
ENERGY-DEVELOPMENT--1.3%
Anadarko Petroleum Corp.                                   19,700           1,039
Apache Corp.                                               30,100             884
BJ Services Co.*                                           10,000             376
Baker Hughes, Inc.                                         41,200           1,246
Burlington Resources, Inc.                                 33,000           1,407
Chesapeake Energy Corp.*                                    7,500             403
Cooper Cameron Corp.*                                       7,500             396
Dresser Industries, Inc.                                   46,060           1,336
ENSCO International, Inc.*                                 16,400             480
Enron Oil & Gas Co.                                        41,100           1,063
Freeport-McMoRan, Inc.                                      4,250             146
Global Marine, Inc.*                                       51,500             740
Halliburton Co.                                            30,100           1,584
Louisiana Land & Exploration Co.                            8,700             495
MAPCO Petroleum, Inc.                                       7,400             399
Mitchell Energy & Development Corp. Class A                 8,000             150
NGC Corp.                                                  31,000             469
Nabors Industries, Inc.*                                   21,100             314
Noble Affiliates, Inc.                                     12,400             498
Noble Drilling Corp.*                                      30,000             428
Occidental Petroleum Corp.                                 84,900           1,974
Parker & Parsley Petroleum Co.*                             9,400             233
Reading & Bates Corp. (New)*                               18,500             453
Rowan Cos., Inc.                                           22,000             338

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Sonat Offshore Drilling, Inc.                               8,300          $  453
Tidewater, Inc.                                            15,000             576
Union Texas Petroleum Holdings, Inc.                       21,100             438
United Meridian Corp.*                                      7,500             298
Valero Energy Corp.                                         6,600             139
Vastar Resources                                           29,800           1,039
Weatherford Enterra, Inc.*                                  9,400             270
                                                                           ------
                                                                           20,064
                                                                           ------
FOOD-AGRICULTURE--5.6%
Archer-Daniels-Midland Co.                                142,443           2,528
CPC International, Inc.                                    38,000           2,617
Campbell Soup Co.                                          65,600           4,272
Coca-Cola Co.                                             658,600          32,930
Coca-Cola Enterprises, Inc.                                34,200           1,381
ConAgra, Inc.                                              61,824           2,604
Dean Foods Co.                                              6,150             159
Dole Food Company, Inc.                                    13,100             542
Earthgrains Co.                                             2,388              81
Flowers Industries, Inc.                                   15,000             270
General Mills, Inc.                                        43,600           2,398
H.J. Heinz Co.                                            105,100           3,311
Hershey Foods Corp.                                        20,400           1,777
Hormel Foods Corp.                                         19,100             406
IBP, Inc.                                                  20,400             477
IMC Global, Inc.                                           24,760           1,065
Interstate Bakeries Corp. (New)*                           18,600             563
Kellogg Co.                                                58,400           3,942
McCormick & Co., Inc.                                      15,400             318
Nabisco Holdings Corp. Class A                             14,000             471
Pepsico, Inc.                                             414,600          11,920
Pioneer HI Bred International, Inc.                        19,400           1,069
Quaker Oats Co.                                            34,600           1,137
Ralston Purina Co.                                         26,300           1,644
Richfood Holdings, Inc.                                     8,500             321
Sara Lee Corp.                                            130,900           4,123
Sysco Corp.                                                46,700           1,500
Terra Industries, Inc.                                     11,100             147
Tyson Foods, Inc. Class A                                  46,200           1,123
Universal Corp.                                             9,500             240
Universal Foods Corp.                                       4,100             117
Whitman Corp.                                              23,900             535
Wm Wrigley Junior Co.                                      35,000           1,894
                                                                           ------
                                                                           87,882
                                                                           ------

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
GOLD--0.2%
Homestake Mining Co.                                       37,800          $  624
Newmont Gold Co.                                           28,600           1,541
Newmont Mining Corp.                                       26,132           1,382
Santa Fe Pacific Gold Corp.                                25,720             334
                                                                           ------
                                                                            3,881
                                                                           ------
HEALTHCARE--9.6%
ALZA Corp.*                                                27,600             756
Abbott Laboratories                                       210,200           9,485
Allergan, Inc.                                             15,700             610
American Home Products Corp.                              170,100          10,078
Amgen, Inc.*                                               67,700           3,948
Bausch & Lomb Inc.                                         13,100             434
Baxter International, Inc.                                 74,600           3,329
Beckman Instruments, Inc.                                   4,300             159
Becton Dickinson & Co.                                     35,800           1,463
Bergen Brunswig Corp. Class A                               6,483             181
Beverly Enterprises, Inc.*                                 18,400             189
Biogen, Inc.*                                               7,400             514
Biomet, Inc.*                                              25,900             403
Boston Scientific Corp.*                                   49,271           2,260
Bristol Myers Squibb Co.                                  131,900          11,574
C.R. Bard, Inc.                                            13,600             422
Cardinal Health, Inc.                                      19,662           1,443
Caremark International, Inc.                               17,475             435
Centocor, Inc.*                                            20,600             695
Chiron Corp.*                                              49,612             967
Columbia/HCA Healthcare Corp.                             122,172           6,887
Dentsply International, Inc.                                4,100             168
Dura Pharmaceuticals, Inc.*                                 9,000             313
Eli Lilly & Co.                                           150,284           8,604
Forest Laboratories, Inc.*                                  9,300             382
Genentech Inc.*                                            34,300           1,801
Genesis Health Ventures, Inc.*                              8,000             204
Genetics Institute*                                         6,300             393
Genzyme Corp. General Division*                            12,000             289
Guidant Corp.                                              17,168             871
HealthSouth Rehabilitation Corp.*                          41,600           1,347
Hillenbrand Industries, Inc.                               15,000             486
Humana Inc.*                                               46,500             872
IDEXX Laboratories, Inc.*                                   9,800             383
IVAX Corp.                                                 29,700             479
Interneuron Pharmaceuticals*                               10,500             326
Johnson & Johnson                                         354,200          17,444
Lincare Holdings, Inc.*                                     7,500             279
Mallinckrodt Group, Inc.                                   25,600           1,037
Manor Care, Inc.                                           14,550             500

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
McKesson Corp. (New)                                        9,700         $   413
Medtronic, Inc.                                            62,500           3,250
Merck & Co., Inc.                                         328,654          21,568
Mylan Laboratories, Inc.                                   25,550             418
Nellcor Puritan Bennett, Inc.*                             15,000             388
Omnicare, Inc.                                             26,600             652
Pfizer, Inc.                                              168,000          11,928
Quintiles Transnational Corp.*                              6,000             452
R.P. Scherer Corp.*                                         3,600             173
Rhone-Poulenc Rorer, Inc.                                  34,000           2,393
Schering Plough Corp.                                      98,600           5,509
St. Jude Medical, Inc.*                                    26,450             951
Stryker Corp.                                              21,600             531
Sybron International Corp.*                                 9,800             270
Tenet Healthcare Corp.*                                    55,368           1,163
Thermo Cardiosystems, Inc.*                                 7,500             256
Thermotrex Corp.*                                           5,000             188
United Healthcare Corp.                                    44,900           1,734
United States Surgical Corp.                               15,300             558
Vivra, Inc.*                                               11,000             331
Warner Lambert Co.                                         71,400           4,248
Watson Pharmaceuticals, Inc.*                               9,500             273
                                                                          -------
                                                                          150,057
                                                                          -------
HOUSEHOLD PRODUCTS--2.1%
Alberto Culver Co. Class B Convertible                      4,500             186
Avon Products, Inc.                                        35,200           1,685
Clorox Co.                                                 13,300           1,245
Colgate-Palmolive Co.                                      41,500           3,372
Dial Corp. (New)*                                          20,100             231
Gillette Co.                                              116,500           7,427
International Flavors & Fragrances, Inc.                   32,500           1,398
Procter & Gamble Co.                                      183,900          16,344
Tambrands, Inc.                                             8,900             378
Thermolase Corp.*                                           5,700             131
Tupperware Corp.*                                          17,300             757
                                                                          -------
                                                                           33,154
                                                                          -------
IMAGING & PHOTO--0.5%
C-Cube Microsystems, Inc.*                                  8,000             306
Eastman Kodak Co.                                          93,900           6,808
Polaroid Corp.                                             10,700             453
                                                                          -------
                                                                            7,567
                                                                          -------
INSURANCE--4.1%
AFLAC, Inc.                                                39,825           1,369
AMBAC, Inc.                                                 9,300             506
Aetna, Inc.                                                47,565           3,145
Alleghany Corp.*                                            2,896             585

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Allmerica Property & Casualty Companies, Inc.              10,700          $  302
Allstate Corp.                                            119,124           5,316
American General Corp.                                     54,500           1,989
American International Group, Inc.                        127,225          12,086
American National Insurance Co.                             5,700             392
American Re Corp.                                          11,300             713
Aon Corp.                                                  27,350           1,381
Bankers Life Holdings Corp.                                 6,900             169
CNA Financial Corp.*                                       18,400           1,849
Chubb Corp.                                                55,100           2,445
Cigna Corp.                                                20,700           2,404
Cincinnati Financial Corp.                                 14,238             778
Conseco, Inc.                                               8,000             336
Equitable Companies, Inc.                                  45,100           1,111
Equitable of Iowa Companies                                 4,700             173
First Colony Corp.                                         14,450             508
General Re Corp.                                           20,700           2,999
Hartford Steam Boiler Inspection & Ins., Co.                2,700             120
Health Systems International, Inc.*                        10,400             254
ITT Hartford Group, Inc.                                   28,900           1,524
Jefferson-Pilot Corp.                                      19,850           1,020
Liberty Financial Cos.                                      7,000             214
Lincoln National Corp., Inc.                               25,100           1,111
MBIA Corp.                                                 13,500           1,100
MGIC Investment Corp.                                      17,700           1,122
Marsh & McLennan Companies                                 21,400           1,990
Mercury General Corp.                                       4,200             190
Ohio Casualty Corp.                                         5,300             170
Old Republic International Corp.                           17,850             397
Oxford Health Plans, Inc.*                                 21,900             999
Paul Revere Corp.                                           6,900             196
Progressive Corp.                                          16,400             892
Protective Life Corp.                                      13,800             486
Provident Companies, Inc.                                  12,000             444
Providian Corp.                                            25,400           1,051
Reliastar Financial Corp.                                  12,500             552
Safeco Corp.                                               39,600           1,317
St. Paul Companies, Inc.                                   22,300           1,154
Sunamerica, Inc.                                           17,050           1,162
TIG Holdings, Inc.                                         16,300             469
The PMI Group, Inc.*                                       10,000             489
Torchmark Corp.                                            15,650             665
Transamerica Corp.                                         20,500           1,397
Transatlantic Holdings, Inc.                                5,800             402
UNUM Corp.                                                 19,808           1,258
USF&G Corp.                                                32,700             527
USLIFE Corp.                                                5,400             158
United Companies Financial Corp.                            7,000             266

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
United Insurance Companies, Inc.*                          12,000          $  280
Unitrin, Inc.                                               7,200             363
Western National Corp.                                      9,500             179
                                                                           ------
                                                                           64,474
                                                                           ------
MEDIA--2.5%
A.H. Belo Corp. Class A                                    18,000             722
BHC Communications, Inc. Class A*                           5,700             530
Chris-Craft Industries, Inc.*                               4,555             184
Clear Channel Communications*                               9,600             791
Comcast Corp. Class A                                      69,400           1,123
Cox Communications, Inc. Class A*                          67,306           1,329
Dow Jones & Co., Inc.                                      22,000             861
E.W. Scripps Co. Class A                                   19,675             876
Gannett, Inc.                                              39,800           2,667
Harte Hanks Communications (New)                            9,100             232
Infinity Broadcasting Corp. Class A*                       20,587             564
King World Productions, Inc.*                               9,000             317
Knight-Ridder, Inc.                                        28,800             972
Lee Enterprises, Inc.                                       7,000             144
Lin Television Corp.*                                      10,550             378
Marvel Entertainment Group, Inc.*                          14,500             125
McGraw-Hill, Inc.                                          24,100             988
Media General, Inc. Class A                                 7,000             218
Meredith Corp.                                              8,000             344
New York Times Co. Class A                                 21,313             666
Pulitzer Publishing Co.*                                    2,300             125
Reader's Digest Assoc., Inc. Class A                       28,800           1,163
Regal Cinemas, Inc.*                                        5,000             184
Renaissance Communications Corp.*                           7,000             247
SBC Communications, Inc.                                  160,128           7,466
Scholastic Corp.*                                           2,800             190
Tele Communications, Inc. (New)--TCI Group Series A*      187,346           2,775
Tele-Communications, Inc. (Liberty Media Group)
  Class A*                                                 38,086           1,009
Time Warner Inc.                                          108,480           3,621
Times Mirror Co. (New) Series A                            26,400           1,145
Tribune Co. (New)                                          15,600           1,121
Turner Broadcasting System, Inc. Class A                   17,200             428
Turner Broadcasting System, Inc. Class B                   54,100           1,339
United Television, Inc.                                     3,000             284
Viacom Inc. Class A*                                       18,212             569
Viacom Inc. Class B*                                       95,074           2,995
Washington Post Co. Class B                                 2,500             808
                                                                           ------
                                                                           39,500
                                                                           ------
MISCELLANEOUS FINANCE--4.1%
A.G. Edwards & Sons, Inc.                                  15,562             436
ADVANTA Corp. Class A                                      14,600             714
AT&T Capital Corp.                                         10,900             486

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
American Express Co.                                      132,900         $ 5,814
Bear Stearns Companies, Inc.                               37,275             871
Beneficial Corp.                                           13,000             733
Berkshire Hathaway, Inc.*                                     325          10,173
Capital One Financial Corp.                                17,000             512
Charter One Financial, Inc.                                12,500             476
Countrywide Credit Industries, Inc.                        25,985             627
Dean Witter Discover & Co.                                 43,995           2,200
Federal Home Loan Mortgage Corp.                           49,600           4,383
Federal National Mortgage Assoc.                          296,800           9,201
Finova Group, Inc.                                         10,800             594
First USA, Inc.                                            18,200             965
Franklin Resources, Inc.                                   22,200           1,321
GATX Corp.                                                  5,000             231
Golden West Financial Corp.                                19,200           1,066
Great Western Financial Corp.                              30,800             762
Green Tree Financial Corp.                                 33,000           1,147
Greenpoint Financial Corp.                                 13,000             463
H.F. Ahmanson & Co.                                        24,800             626
Household International, Inc.                              25,300           2,005
Lehman Brothers Holdings, Inc.                             22,880             483
Leucadia National Corp.                                    13,000             296
Mercury Finance Co.                                        35,563             413
Merrill Lynch & Co., Inc.                                  45,300           2,775
Money Store Inc.                                           15,000             364
Morgan Stanley Group, Inc.                                 45,100           2,154
Paine Webber Group, Inc.                                   25,125             518
Salomon Inc.                                               27,100           1,220
Standard Federal Bank                                      10,700             448
Student Loan Marketing Assoc.                              15,100           1,112
T. Rowe Price Associates, Inc.                             13,200             384
TCF Financial Corp.                                        12,800             478
Travelers Group, Inc.                                     123,325           5,349
United Asset Management Corp.                              18,400             426
Washington Mutual, Inc.                                    24,125             875
Wesco Financial Corp.                                       2,100             365
                                                                           ------
                                                                           63,466
                                                                           ------
MOTOR VEHICLE--2.3%
Chrysler Corp.                                            204,600           5,959
Cummins Engine, Inc.                                       10,400             391
Dana Corp.                                                 22,300             669
Eaton Corp.                                                17,900             991
Echlin Inc.                                                13,800             421
Fleetwood Enterprises, Inc.                                19,200             533
Ford Motor Co.                                            317,700          10,643
General Motors Corp.                                      203,000          10,099
General Motors Corp. Class H                               28,000           1,565

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Genuine Parts Co.                                          29,450         $ 1,263
Harley-Davidson, Inc.                                      20,700             849
PACCAR, Inc.                                                7,660             349
TRW, Inc.                                                  17,600           1,628
                                                                           ------
                                                                           35,360
                                                                           ------
NON-FERROUS--0.6%
Alumax, Inc.*                                              12,500             413
Aluminum Company of America                                51,000           3,168
Asarco, Inc.                                               10,800             279
Cyprus Amax Minerals Co.                                   18,300             389
Engelhard Corp.                                            32,687             666
Freeport-McMoRan Copper & Gold, Inc. Class A               29,531             831
Freeport-McMoRan Copper & Gold, Inc. Class B               49,894           1,466
Phelps Dodge Corp.                                         15,400             932
Reynolds Metals Co.                                        14,800             792
                                                                           ------
                                                                            8,936
                                                                           ------
OIL-DOMESTIC--1.2%
Amerada Hess Corp.                                         24,500           1,246
Ashland, Inc.                                              18,600             691
Atlantic Richfield Co.                                     46,100           5,382
FINA, Inc. Class A                                          8,000             403
Kerr-McGee Corp.                                           17,000             975
Murphy Oil Corp.                                           11,370             497
Oryx Energy Co.*                                           28,200             494
Pennzoil Co.                                               11,000             587
Phillips Petroleum Co.                                     72,700           2,944
Pogo Producing Co.                                         10,000             341
Santa Fe Energy Resources, Inc.*                           13,600             160
Smith International, Inc.                                  10,000             348
Sun, Inc.                                                  15,900             376
Tosco Corp.                                                 9,300             446
USX Corp. (Marathon Group) (New)                           81,000           1,691
Ultramar Corp.                                             11,800             325
Unocal Corp.                                               71,534           2,450
                                                                           ------
                                                                           19,356
                                                                           ------
OIL-INTERNATIONAL--4.2%
Amoco Corp.                                               131,700           9,087
Chevron Corp.                                             176,800          10,409
Exxon Corp.                                               329,500          26,813
Mobil Corp.                                               106,500          12,008
Texaco, Inc.                                               71,300           6,328
Western Atlas, Inc.*                                       12,600             765
                                                                           ------
                                                                           65,410
                                                                           ------
PAPER--1.6%
Alco Standard Corp.                                        32,300           1,409
Boise Cascade Corp.                                        10,000             338

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Bowater, Inc.                                               7,600          $  274
Champion International Corp.                               27,500           1,183
Consolidated Papers, Inc.                                   9,100             469
Fort Howard Corp.*                                         20,000             474
Georgia Pacific Corp.                                      24,300           1,807
International Paper Co.                                    85,100           3,404
James River Corp.                                          20,600             536
Kimberly Clark Corp.                                       75,330           5,904
Louisiana Pacific Corp.                                    24,000             522
Mead Corp.                                                 11,500             658
Potlatch Corp.                                              4,300             162
Rayonier, Inc.                                             13,875             550
St. Joe Corp.                                               6,800             418
Temple-Inland, Inc.                                        19,400             958
Thermo Fibertek, Inc.*                                      9,150             118
Union Camp Corp.                                           16,300             791
Westvaco Corp.                                             28,300             810
Weyerhaeuser Co.                                           52,400           2,338
Willamette Industries, Inc.                                17,000           1,056
                                                                           ------
                                                                           24,179
                                                                           ------
PRODUCER GOODS-MANUFACTURING--5.4%
AGCO Corp.                                                 19,600             463
Airgas, Inc.*                                              20,600             464
Allied Signal, Inc.                                        76,900           4,749
American Financial Group, Inc.                             24,100             750
American Standard Co.*                                     20,000             683
Avery Dennison Corp.                                       11,400             583
Blyth Industries, Inc.*                                    10,000             460
Boise Cascade Office Products Corp.*                       16,400             344
Briggs & Stratton Corp.                                     4,300             187
Case Corp.                                                 23,900           1,087
Caterpillar, Inc.                                          54,400           3,747
Cincinnati Milacron, Inc.                                   5,100             101
Cooper Industries, Inc.                                    30,300           1,227
Corporate Express, Inc.*                                   22,900             862
Deere & Co.                                                71,500           2,842
Dover Corp.                                                34,600           1,518
Emerson Electric Co.                                       59,100           4,950
FMC Corp. (New)*                                           13,600             870
Federal Signal Corp.                                       10,066             228
Foster Wheeler Corp.                                        9,800             423
General Electric Co.                                      440,100          36,583
Harnischfeger Industries Corp.                             10,100             381
Harsco Corp.                                                6,700             408
Hubbell, Inc. Class B                                      15,938             576
ITT Industries, Inc.                                       31,600             723
Illinois Tool Works, Inc.                                  29,600           2,046

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Ingersoll Rand Co.                                         33,700         $ 1,441
JLG Industries, Inc.                                       11,000             212
Johnson Controls, Inc.                                      8,800             620
Mark IV Industries, Inc.                                   14,672             315
Millipore Corp.                                            12,400             474
Nordson Corp.                                               2,700             139
Pall Corp.                                                 24,533             577
Parker Hannifin Corp.                                      24,250             946
Pentair, Inc.                                               6,200             169
Presstek, Inc.*                                             4,000             252
Raychem Corp.                                               9,700             666
TRINOVA Corp.                                               7,000             220
Tecumseh Products Co. Class A                               3,500             184
Tenneco, Inc.                                              43,000           2,139
Thermo Electron Corp.                                      39,137           1,551
Timken Co.                                                  7,800             296
Trinity Industries, Inc.                                   11,950             387
Tyco Interest Ltd                                          37,614           1,589
U.S. Filter Corp. (New)*                                   10,000             261
Varity Corp.*                                              15,100             759
W.W. Grainger, Inc.                                        14,000             945
Westinghouse Electric Corp.                               109,600           1,795
York International Corp.                                    8,400             379
                                                                           ------
                                                                           83,571
                                                                           ------
RAILROAD--1.1%
Alexander & Baldwin, Inc.                                   6,700             173
Burlington Northern Santa Fe                               39,951           3,196
CSX Corp.                                                  54,700           2,769
Conrail Inc.                                               21,600           1,472
Illinois Central Corp. Class A                             15,525             470
Kansas City Southern Industries, Inc.                      14,700             595
Norfolk Southern Corp.                                     34,200           2,851
Southern Pacific Rail Corp.*                               39,363           1,122
Union Pacific Corp.                                        52,900           3,855
Wisconsin Central Transportation Corp.*                    12,900             453
                                                                           ------
                                                                           16,956
                                                                           ------
REAL PROPERTY--0.2%
HFS, Inc.*                                                 34,600           2,072
Host Marriott Corp.*                                       67,500             928
Rouse Co.                                                  11,500             298
                                                                           ------
                                                                            3,298
                                                                           ------
RETAIL--5.6%
Albertson's, Inc.                                          72,100           3,055
American Stores Co. (New)                                  36,700           1,509
AutoZone, Inc.*                                            38,500           1,049
Barnes & Noble, Inc.*                                       5,100             168

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Bed Bath & Beyond, Inc.*                                   24,800           $ 563
Best Buy Co., Inc.*                                        11,000             242
CDW Computer Centers, Inc.*                                 5,000             327
CUC International, Inc.*                                   63,625           2,187
Circuit City Stores, Inc.                                  25,700             810
CompUSA, Inc.*                                             13,000             522
Consolidated Stores Corp.*                                 19,400             737
Dayton Hudson Corp.                                        58,500           2,018
Dillard Department Stores, Inc. Class A                    32,200           1,095
Dollar General Corp.                                       22,360             721
Family Dollar Stores, Inc.                                 14,000             238
Fastenal Co.                                                9,700             455
Federated Department Stores, Inc.*                         51,200           1,773
Food Lion, Inc. Class A                                   150,450           1,302
Food Lion, Inc. Class B                                    64,800             527
Fruit of the Loom, Inc. Class A*                           18,800             522
Gap Inc.                                                   79,000           2,765
General Nutrition Companies, Inc.*                         23,600             350
Giant Food Inc. Class A                                    13,700             461
Global Directmail Corp.*                                   10,000             453
Great Atlantic & Pacific Tea Co., Inc.                      5,700             152
Hannaford Bros. Co., Inc.                                  13,300             446
Harcourt General, Inc.                                     20,200             967
Heilig-Meyers Co.                                           7,350             130
Home Depot, Inc.                                          124,866           6,634
Home Shopping Network, Inc.*                               23,000             247
J.C. Penney, Inc.                                          62,300           3,294
Jack Eckerd Corp.*                                         17,400             426
Just for Feet, Inc.*                                        5,000             223
K Mart Corp.                                              135,700           1,357
Kohl's Corp.*                                              18,200             692
Kroger Co.*                                                31,200           1,322
Limited, Inc.                                              66,119           1,223
Lowes Cos, Inc.                                            42,100           1,521
May Department Stores Co.                                  75,900           3,453
Melville Corp.                                             31,300           1,322
Mercantile Stores Co., Inc.                                 8,300             438
Neiman Marcus Group Inc.*                                  11,800             350
Nordstrom, Inc.                                            22,900             893
Office Depot, Inc.*                                        37,300             592
OfficeMax, Inc.*                                           26,100             365
Payless Shoesource, Inc.*                                   9,600             337
Pep Boys--Manny, Moe & Jack                                13,700             459
Petsmart Inc.*                                             27,400             750
Price Costco, Inc.*                                        47,704             951
Revco D.S., Inc.*                                          16,000             412
Rite Aid Corp.                                             17,900             571
Safeway, Inc.*                                             55,800           2,023

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Sears Roebuck & Co.                                       111,400         $ 4,902
Southland Corp.*                                           70,000             221
Spiegel, Inc. Class A (Non Voting)                         28,000             233
Staples, Inc.*                                             38,605             765
Sunglass Hut International Inc.*                           14,000             221
TJX Companies, Inc.                                        26,100             835
Tandy Corp.                                                18,058             797
Thrifty Payless*                                           15,000             242
Tiffany & Co. (New)                                        10,000             349
Toys 'R' Us, Inc.*                                         70,280           2,073
Viking Office Products, Inc.*                              30,200             781
Vons Companies, Inc.*                                      11,700             518
Wal-Mart Stores, Inc.                                     605,900          16,056
Walgreen Co.                                               68,700           2,267
Weis Markets, Inc.                                          7,900             270
Winn Dixie Stores Inc.                                     38,300           1,317
Woolworth Corp.*                                           29,800             633
                                                                           ------
                                                                           87,879
                                                                           ------
STEEL--0.3%
AK Steel Holding Corp.                                      7,500             279
Allegheny Teldyne Inc.                                     58,280           1,180
Bethlehem Steel Corp.*                                     28,600             293
Inland Steel Industries, Inc.                               8,600             148
LTV Corp.                                                  19,200             226
Nucor Corp.                                                26,100           1,220
USX Corp. (U.S. Steel Group)                               19,160             527
Worthington Industries Inc.                                16,700             339
                                                                           ------
                                                                            4,212
                                                                           ------
TELEPHONE--6.7%
360 Communications Co.*                                    26,944             643
AT&T Corp.                                                429,817          22,565
Adtran, Inc.*                                               9,600             608
Airtouch Communications Inc.*                             131,000           3,603
Alltel Corp.                                               46,400           1,311
Ameritech Corp. (New)                                     144,700           7,470
Andrew Corp.*                                              17,075             764
Aspect Telecommunications Corp.*                            5,000             259
Bell Atlantic Corp.                                       115,726           6,510
BellSouth Corp.                                           267,400           9,693
Century Telephone Enterprises, Inc.                        13,750             466
Cincinnati Bell Inc.                                       15,400             735
Comsat Corp. Series 1                                      17,000             385
DSC Communications Corp.*                                  35,900           1,066
Frontier Corp.                                             42,200           1,245
GTE Corp.                                                 259,700          10,226
LCI International Inc.*                                    17,000             601
MCI Communications Corp.                                  178,100           4,486

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
MFS Communications Co., Inc.*                              60,355        $  2,554
Nextel Communications, Inc.*                               66,000           1,085
Nynex Corp.                                               118,200           5,097
Octel Communications Corp.*                                 8,200             239
Pacific Telesis Group                                     112,700           3,649
Paging Network, Inc.*                                      30,300             540
Pairgain Technologies, Inc.*                               12,000             800
PictureTel Corp. (New)*                                     4,800             157
Southern New England Telecommunications                    13,800             526
Sprint Corp.                                              118,134           4,799
Telephone & Data Systems, Inc.                             12,600             537
Tellabs, Inc.*                                             21,800           1,382
U S WEST, Inc. (Communications Group)                     129,510           3,821
U S WEST, Inc. (Media Group)*                             124,700           2,260
U.S. Robotics, Inc.                                        21,800           1,150
United States Cellular Corp.*                              19,500             590
Worldcom, Inc.*                                            97,234           2,036
                                                                          -------
                                                                          103,858
                                                                          -------
TOBACCO--1.8%
American Brands, Inc.                                      51,300           2,084
Loew's Corp.                                               33,500           2,504
Philip Morris Companies, Inc.                             222,300          19,951
RJR Nabisco Holdings Corp.                                 67,536           1,781
UST, Inc.                                                  54,200           1,626
                                                                          -------
                                                                           27,946
                                                                          -------
TRANSPORTATION-MISCELLANEOUS--0.2%
Amerco, Inc.*                                               8,900             273
Caliber Systems, Inc.                                      10,000             174
Consolidated Freightways Inc.                               7,900             182
Federal Express Corp.*                                     17,800           1,333
Fritz Companies, Inc.*                                     10,000             149
Pittston Services Group                                     9,900             280
Ryder System, Inc.                                         19,800             562
                                                                          -------
                                                                            2,953
                                                                          -------
TRAVEL & RECREATION--1.4%
Bally Entertainment Corp.*                                 13,000             354
Brunswick Corp.                                            28,900             611
Callaway Golf Co.                                          19,000             627
Circus Circus Enterprises, Inc.*                           25,400             864
Coleman Co., Inc. (New)*                                    7,200             122
Gaylord Entertainment Co. Class A                          20,359             499
Grand Casinos, Inc.*                                       11,100             201
Harrahs Entertainment, Inc.*                               25,100             477
Hilton Hotels Corp.                                        11,500           1,229
ITT Corp. (New)*                                           28,900           1,539
International Game Technology                              33,600             685

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
La Quinta Inns, Inc.                                       19,200          $  367
MGM Grand, Inc.*                                           13,500             510
Marriot International, Inc.                                38,100           2,091
Mirage Resorts, Inc.*                                      49,100           1,142
Polaris Industries, Inc.*                                   7,000             201
Promus Hotel Corp.*                                        15,200             458
Walt Disney Co.                                           179,507          10,232
                                                                           ------
                                                                           22,209
                                                                           ------
UTILITIES--4.9%
AES Corp.*                                                 16,559             586
AGL Resources, Inc.                                        14,600             296
Allegheny Power System, Inc.                               28,100             832
American Electric Power Co., Inc.                          48,900           2,029
American Water Works Co., Inc.                             19,600             419
Atlantic Energy, Inc.                                       7,800             138
Baltimore Gas & Electric Co.                               47,150           1,226
Boston Edison Co.                                          12,900             298
Brooklyn Union Gas Co.                                      7,350             199
CIPSCO, Inc.                                                5,000             178
CMS Energy Corp.                                           27,900             834
Calenergy Co.,Inc.*                                        14,600             442
Carolina Power & Light Co.                                 38,500           1,343
Centerior Energy Corp.                                     23,600             180
Central & South West Corp.                                 55,800           1,472
Cinergy Corp.                                              49,565           1,487
Citizens Utilities Co. Class A*                            53,909             633
Citizens Utilities Co. Class B*                             8,241              97
Coastal Corp.                                              26,300           1,042
Columbia Gas System, Inc.                                  19,100           1,074
Consolidated Edison Co.                                    69,700           1,821
Consolidated Natural Gas Co.                               22,600           1,229
DPL Inc.                                                   21,850             516
DQE, Inc.                                                  17,050             473
DTE Energy Co.                                             37,100           1,057
Delmarva Power & Light Co.                                 15,700             322
Dominion Resources, Inc.                                   45,150           1,687
Duke Power Co.                                             59,800           2,796
ENSERCH Corp.                                              24,500             493
Edison International                                      125,600           2,182
El Paso Natural Gas Co.                                    14,941             622
Enova Corp.                                                24,300             556
Enron Corp.                                                79,600           3,194
Entergy Corp.                                              59,421           1,508
Equitable Resources, Inc.                                   5,100             146
FPL Group, Inc.                                            48,200           2,133
Florida Progress Corp.                                     30,400           1,053
GPU, Inc.                                                  28,100             885

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Hawaiian Electric Industries, Inc.                          7,900           $ 276
Houston Industries, Inc.                                   69,900           1,520
IPALCO Enterprises, Inc.                                   15,000             405
Idaho Power Co.                                             5,400             178
Illinova Corp.                                             16,300             426
K N Energy, Inc.                                            7,000             241
KU Energy Corp.                                             5,500             163
Kansas City Power & Light Co.                              15,900             437
LG&E Energy Corp.                                          25,900             589
Long Island Lighting Co.                                   24,300             419
MCN Corp.                                                  17,600             471
Midamerican Energy Co.                                     34,461             547
Montana Power Co.                                           7,900             171
NICOR, Inc.                                                10,300             323
NIPSCO Industries, Inc.                                    13,900             514
National Fuel Gas Co.                                       5,800             215
Nevada Power Co.                                           13,000             268
New England Electric Co.                                   13,800             450
New York State Electric & Gas Corp.                        16,400             353
Niagara Mohawk Power Corp.                                 25,200             208
NorAm Energy Co.                                           25,215             369
Northeast Utilities                                        25,900             330
Northern States Power Co.                                  15,200             694
Ohio Edison Co.                                            34,000             714
Oklahoma Gas & Electric Co.                                10,200             413
P P & L Resources, Inc.                                    39,720             894
Pacific Enterprises                                        18,300             547
Pacific Gas & Electric Co.                                105,300           2,382
Pacificorp                                                 73,500           1,479
Panenergy Corp.                                            36,800           1,219
Peco Energy Co.                                            60,500           1,422
Peoples Energy Corp.                                        9,500             323
Pinnacle West Capital Corp.                                19,300             555
Portland General Corp.                                     13,200             479
Potomac Electric Power Co.                                 39,500             973
Public Service Co. of Colorado                             14,300             509
Public Service Enterprise Group                            73,000           1,980
Puget Sound Power & Light Co.                              16,200             371
Questar Corp.                                              17,900             649
SCANA Corp.                                                25,800             703
Sonat, Inc.                                                22,500             993
Southern Co.                                              179,700           4,066
Southwestern Public Service Co.                            12,000             393
Teco Energy Inc.                                           27,200             649
Texas Utilities Co.                                        63,200           2,591
Unicom Corp.                                               52,900           1,217
Union Electric Co.                                         28,400           1,061
UtiliCorp United, Inc.                                     13,900             401

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
WPL Holdings, Inc.                                          4,400       $     134
Washington Gas Light Co.                                    6,200             136
Washington Water Power Co.                                  7,700             142
Western Resources, Inc.                                    14,231             418
Williams Cos., Inc.                                        30,060           1,499
Wisconsin Energy Corp.                                     26,000             694
                                                                        ---------
                                                                           77,051
                                                                        ---------
TOTAL COMMON STOCK
  (Cost $1,209,274)                                                     1,553,313
                                                                        ---------
PREFERRED STOCK--0.0%
Aetna, Inc. 6.25% Class C (Voting)                          2,922             203
Airtouch Communications, Inc. 6.00% Class B
  (Convertible)                                             4,243             122
Airtouch Communications, Inc. 4.25% Class C
  (Convertible)                                             2,725             130
                                                                        ---------
TOTAL PREFERRED STOCK
  (Cost $448)                                                                 455
                                                                        ---------
WARRANTS--0.0%
UTILITIES--0.0%
AES Corp. (Exp 7/31/00)*                                       25               0
                                                                        ---------
TOTAL WARRANTS
  (Cost $0)                                                                     0
                                                                        ---------

------------------------------------------------------------------------------

                                                         Maturity        Value
                                                          (000s)         (000s)
                                                         ---------     ----------
REPURCHASE AGREEMENT--0.3%
PNC Bank, N.A. 4.50%, Dated 08/30/96;
  Due 09/03/96; Collateralized By:
  Federal Home Loan Mortgage Corporation:
  $8,230,000 Par; 6.50%, Due 10/15/08                      $5,435       $   5,432
                                                                        ---------
TOTAL REPURCHASE AGREEMENT
  (Cost $5,432)                                                             5,432
                                                                        ---------
TOTAL INVESTMENTS--99.9%
  (Cost $1,215,154)                                                     1,559,200
                                                                        ---------
OTHER ASSETS AND LIABILITIES--0.1%
  Other Assets                                                              5,536
  Liabilities                                                              (4,677)
                                                                        ---------
                                                                              859
                                                                        ---------
NET ASSETS--100.0%
Applicable to 86,013,083 outstanding shares,
  $0.00001 par value (unlimited shares authorized)                     $1,560,059
                                                                       ==========
NET ASSET VALUE PER SHARE                                                  $18.14
                                                                            =====

---------------
*Non-Income Producing Security

See accompanying Notes to Financial Statements.

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (in thousands)
Year ended August 31, 1996

Investment income:
  Dividends                                                 $ 26,356
  Interest                                                       365
                                                              ------
    Total investment income                                   26,721
                                                              ------
Expenses:
  Investment advisory and administration fee                   3,133
  Transfer agency and shareholder service fees                 3,106
  Custodian fees                                                 234
  Registration fees                                              255
  Professional fees                                               94
  Shareholder reports                                            191
  Trustees' fees                                                  40
  Amortization of deferred organization costs                     28
  Insurance and other expenses                                    42
                                                              ------
                                                               7,123
Less expenses reduced                                         (1,036)
                                                              ------
    Total expenses incurred by Fund                            6,087
                                                              ------
Net investment income                                         20,634
                                                              ------
Net realized gain (loss) on investments sold:
  Proceeds from sales of investments                          25,680
  Cost of investments sold                                   (24,251)
                                                              ------
    Net realized gain on investments sold                      1,429
                                                              ------
Change in net unrealized gain (loss) on investments:
  Beginning of period                                        199,094
  End of period                                              344,046
                                                             -------
    Increase in net unrealized gain on investments           144,952
                                                             -------
Net gain on investments                                      146,381
                                                             -------
Increase in net assets resulting from operations            $167,015
                                                             =======

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (in thousands)

                                                      Year ended
                                                       August 31,
                                                   1996         1995
                                                ----------    --------
Operations:
  Net investment income                         $   20,634    $ 12,704
  Net realized gain on investments sold              1,429         430
  Increase in net unrealized gain
    on investments                                 144,952     115,945
                                                ----------    --------
  Increase in net assets resulting
    from operations                                167,015     129,079
                                                ----------    --------
Dividends to shareholders from net investment
  income                                           (14,179)     (6,199)
                                                ----------    --------
Capital share transactions:
  Proceeds from shares sold                        788,862     264,444
  Net asset value of shares issued in
    reinvestment of dividends                       12,770       5,550
  Early withdrawal fees                                385          93
  Less payments for shares redeemed               (221,508)   (120,314)
                                                ----------    --------
  Increase in net assets from
    capital share transactions                     580,509     149,773
                                                ----------    --------
Total increase in net assets                       733,345     272,653
Net assets:
  Beginning of period                              826,714     554,061
                                                ----------    --------
  End of period (including undistributed
    net investment income of $15,134 and
    $8,679, respectively)                       $1,560,059    $826,714
                                                ==========    ========
Number of Fund shares:
  Sold                                              45,105      18,751
  Reinvested                                           758         439
  Redeemed                                         (12,583)     (8,825)
                                                ----------    --------
  Net increase in shares outstanding                33,280      10,365
Shares outstanding:
  Beginning of period                               52,733      42,368
                                                ----------    --------
  End of period                                     86,013      52,733
                                                ==========    ========

See accompanying Notes to Financial Statements.

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

1. DESCRIPTION OF THE FUND

The Schwab 1000 Fund (the "Fund") is a series of Schwab Investments (the "Trust"), a no-load, open-end management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940, as amended.

In addition to the Fund, the Trust also offers -- the Schwab Short/Intermediate Government Bond Fund, Schwab Long-Term Government Bond Fund, Schwab California Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term
Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Fund is to provide a total return which matches that of the Schwab 1000 Index(R), an index created to represent the performance of the 1000 largest publicly traded common stocks of United States companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Investments in securities traded on an exchange are valued at the last sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined by the Fund's investment manager pursuant to guidelines adopted in good faith by the Board of Trustees. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

------------------------------------------------------------------------------

Security transactions and investment income -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date; interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

Repurchase agreements -- Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

Deferred organization costs -- Costs incurred in connection with the organization of the Fund, its initial registration with the Securities and Exchange Commission and with various states have been amortized on a straight-line basis over the five-year period from the Fund's commencement of operations.

Expenses -- Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The Fund is considered a separate entity for tax purposes.

At August 31, 1996, (for financial reporting and federal income tax purposes), net unrealized gain aggregated (in thousands) $344,046 of which $363,099 related to appreciated securities and $19,053 related to depreciated securities.

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Fund pays an annual fee, payable monthly, of 0.30% of the first $500 million of average daily net assets and 0.22% of such assets over $500 million. Under this agreement, the Fund incurred investment advisory and administration fees of $3,133,000 for the year ended August 31, 1996, before the Investment Manager reduced its fee (see Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. For the year ended August 31, 1996, the Fund incurred transfer agency and shareholder service fees of $3,106,000, before Schwab reduced its fees (see Note 4).

Officers and trustees -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the year ended August 31, 1996, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Fund incurred fees of $40,000 related to the Trust's unaffiliated trustees.

4. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees in order to limit the Fund's ratio of operating expenses to average net assets. For the year ended August 31, 1996, the total of such fees reduced by the Investment Manager and Schwab was $648,000 and $388,000, respectively (see Note 9).

5. BORROWING AGREEMENT

The Trust has an arrangement with PNC Bank, N.A., the Fund's custodian, whereby the Fund may borrow up to $50,000,000, on a

------------------------------------------------------------------------------

temporary basis, to fund redemptions. Amounts borrowed under this arrangement bear interest at periodically negotiated rates and may be collateralized by the assets of the Fund. During the year ended August 31, 1996, no borrowings were made under this arrangement.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term obligations, aggregated (in thousands) $621,392 and $25,680, respectively, during the year ended August 31, 1996.

7. EARLY WITHDRAWAL FEES PAID TO THE FUND

The Fund assesses a 0.50% early withdrawal fee on redemption proceeds attributable to shares purchased and held less than six months. The early withdrawal fee is retained by the Fund and is treated as a contribution to capital. For the year ended August 31, 1996, total early withdrawal fees retained by the Fund amounted to $385,000.

8. COMPOSITION OF NET ASSETS

At August 31, 1996, net assets consisted of (in thousands):

Paid in capital                                       $1,202,438
Accumulated undistributed net investment income           15,134
Accumulated net realized loss on investments sold         (1,559)
Net unrealized gain on investments                       344,046
                                                      ----------
  Total                                               $1,560,059
                                                      ==========

At August 31, 1996, the Fund's Statement of Net Assets included: $714,000 payable for Fund shares redeemed, $98,000 payable for investment advisory and administration fee, $103,000 payable for transfer agency and shareholder service fees and $1,967,000 receivable for Fund shares sold.

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

9. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                                             EIGHT MONTHS                   PERIOD
                                                                ENDED       YEAR ENDED      ENDED
                                  YEAR ENDED AUGUST 31,       AUGUST 31,   DECEMBER 31,  DECEMBER 31,
                                1996       1995      1994        1993          1992         1991++
                             ----------  --------  --------  ------------  ------------  ------------
Net asset value at
 beginning of period         $    15.68  $  13.08  $  12.80    $  11.96      $  11.26      $  10.00
Income from investment
----------------------
 operations
 ----------
 Net investment income             0.24      0.26      0.26        0.17          0.24          0.15
 Net realized and unrealized
   gain (loss) on
   investments                     2.45      2.48      0.28        0.79          0.71          1.26
                              ---------  --------  --------    --------      --------      --------
 Total from investment
   operations                      2.69      2.74      0.54        0.96          0.95          1.41
Less distributions
------------------
 Dividends from net
   investment income              (0.23)    (0.14)    (0.26)      (0.12)        (0.25)        (0.15)
 Distributions from realized
   gain on investments               --        --        --          --            --            --
                              ---------  --------  --------    --------      --------      --------
 Total distributions              (0.23)    (0.14)    (0.26)      (0.12)        (0.25)        (0.15)
                              ---------  --------  --------    --------      --------      --------
Net asset value at
 end of period               $    18.14  $  15.68  $  13.08    $  12.80      $  11.96      $  11.26
                              =========  ========  ========    ========      ========      ========
Total return (%)                  17.27     21.23      4.28        8.06          8.52         14.25
----------------
Ratios/Supplemental data
------------------------
 Net assets, end of
   period (000s)             $1,560,059  $826,714  $554,061    $515,272      $370,980      $192,206
 Ratio of expenses to
   average net assets (%)          0.49      0.54      0.51        0.45*         0.35          0.00*
 Ratio of net investment
   income to average net
   assets (%)                      1.66      2.03      2.06        2.21*         2.45          3.21*
 Portfolio turnover rate (%)          2         2         3           1             1             1
 Average commission rate         $ 0.03
---------------
 Ratio of expenses to
   average net assets prior
   to reduced fees and
   absorbed expenses (%)+          0.57      0.63      0.56        0.49*         0.52          1.05*
 Ratio of net investment
   income to average net
   assets prior to reduced
   fees and absorbed
   expenses (%)+                   1.58      1.94      2.01        2.17*         2.28          2.16*

++ For the period April 2, 1991 (commencement of operations) to December 31,
   1991.
+ The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.
*  Annualized

------------------------------------------------------------------------------

To the Trustees
and Shareholders of the Schwab 1000 Fund(R)

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab 1000 Fund (one of the series constituting Schwab Investments, hereafter referred to as the "Trust") at August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
-------------------------
PRICE WATERHOUSE LLP
San Francisco, California
September 24, 1996

                    1996 SPECIAL TAX INFORMATION (UNAUDITED)
------------------------------------------------------------------------------
   NOTICE TO CORPORATE SHAREHOLDERS
   100% of the Fund's distributions for the fiscal year ended August 31, 1996 qualify for the corporate dividends received deduction.
------------------------------------------------------------------------------

SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par        Value
                                                            -------     --------
U.S. TREASURY OBLIGATIONS--46.8%(a)
U.S. Treasury Notes
  5.63%, 08/31/97                                           $ 4,000      $ 3,986
  7.38%, 11/15/97                                             7,000        7,100
  7.88%, 01/15/98                                             2,700        2,760
  7.25%, 02/15/98                                             5,000        5,071
  5.88%, 08/15/98                                            12,000       11,899
  6.38%, 05/15/99                                             5,000        4,985
  6.88%, 07/31/99                                             3,000        3,027
  7.13%, 09/30/99                                             5,000        5,080
  7.75%, 12/31/99                                             5,000        5,173
  5.88%, 06/30/00                                             3,000        2,922
  6.13%, 09/30/00                                             2,000        1,961
  6.63%, 06/30/01                                             8,000        7,968
                                                                         -------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $62,254)                                                          61,932
                                                                         -------
AGENCY OBLIGATIONS--43.9%(a)
Federal Home Loan Bank
  7.59%, 02/03/97                                             9,425        9,496
  7.76%, 05/30/97                                             5,000        5,068
  7.28%, 02/24/98                                             6,340        6,420
  6.26%, 08/09/99                                             5,000        4,950
  6.70%, 04/23/01                                             5,000        4,916
Federal Home Loan Mortgage Corp.
  8.40%, 11/30/01                                             2,500        2,566
Federal National Mortgage Assoc.
  6.57%, 08/10/00                                             5,000        4,915
  6.75%, 08/24/00                                             5,000        4,945
  6.45%, 03/26/01                                             5,000        4,877
Student Loan Marketing Assoc.
  7.56%, 12/09/96                                            10,000       10,049
                                                                         -------
TOTAL AGENCY OBLIGATIONS
  (Cost $58,313)                                                          58,202
                                                                         -------

SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par        Value
                                                            -------     --------
COLLATERALIZED MORTGAGE OBLIGATIONS
  (PLANNED AMORTIZATION CLASS)--8.5%(a)(c)
Federal Home Loan Mortgage Corp. Series 1295 G
  7.50%, 05/15/99                                           $ 2,500     $  2,522
Federal Home Loan Mortgage Corp. Series 1449 E
  6.00%, 09/15/99                                             6,000        5,830
Federal National Mortgage Assoc. Series 1992-94 G
  7.00%, 04/25/00                                             3,000        2,980
                                                                        --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (PLANNED AMORTIZATION CLASS)
  (Cost $11,386)                                                          11,332
                                                                        --------
CASH EQUIVALENTS--0.8%
Federal Home Loan Mortgage Corp.--Discount Note(b)
  5.32%, 11/29/96                                               625          617

                                                             Shares
                                                             ------
Provident Institutional Funds--Fed Funds Portfolio(d)
  4.92%, 09/07/96                                               507          507
                                                                        --------
TOTAL CASH EQUIVALENTS
  (Cost $1,124)                                                            1,124
                                                                        --------
TOTAL INVESTMENTS--100.0%
  (Cost $133,077)                                                       $132,590
                                                                        ========

See accompanying Notes to Schedules of Investments.

SCHWAB LONG-TERM GOVERNMENT BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                               Par        Value
                                                              ------     -------
AGENCY OBLIGATIONS--49.3%(a)
Federal Farm Credit Bank
  8.06%, 01/04/05                                             $  815     $   855
  6.27%, 01/26/16                                              1,000         875
Federal Home Loan Bank
  6.45%, 06/08/05                                              1,000         952
  6.43%, 09/19/05                                              1,000         950
Federal Home Loan Mortgage Corp.
  6.92%, 09/15/05                                              1,000         954
  7.53%, 08/07/06                                              2,000       1,971
  8.57%, 10/26/09                                                500         515
Federal National Mortgage Assoc.
  8.50%, 02/01/05                                                500         518
  7.88%, 02/24/05                                              1,135       1,180
  6.35%, 06/10/05                                              1,000         946
  6.65%, 03/08/06                                                800         749
Tennessee Valley Authority
  6.38%, 06/15/05                                                500         472
                                                                         -------
TOTAL AGENCY OBLIGATIONS
  (Cost $11,226)                                                          10,937
                                                                         -------
U.S. TREASURY OBLIGATIONS--46.2%(a)
U.S. Treasury Bonds
  7.25%, 05/15/16                                              1,300       1,298
  7.50%, 11/15/16                                              1,550       1,588
  7.13%, 02/15/23                                                500         492
U.S. Treasury Notes
  5.75%, 08/15/03                                                310         291
  5.88%, 02/15/04                                              1,000         942
  7.25%, 08/15/04                                                500         511
  6.50%, 08/15/05                                              2,000       1,942
  5.88%, 11/15/05                                                750         697
  7.00%, 07/15/06                                              2,500       2,510
                                                                         -------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $10,436)                                                          10,271
                                                                         -------

SCHWAB LONG-TERM GOVERNMENT BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                               Par        Value
                                                              ------    --------
CASH EQUIVALENTS--4.5%
Federal Home Loan Mortgage Corp.--Discount Note(b)
  5.32%, 11/29/96                                               $915     $   903

                                                              Shares
                                                              ------
Provident Institutional Funds--FedFund Portfolio(d)
  4.92%, 09/07/96                                                105         105
                                                                         -------
TOTAL CASH EQUIVALENTS
  (Cost $1,008)                                                            1,008
                                                                         -------
TOTAL INVESTMENTS--100.0%
  (Cost $22,670)                                                         $22,216
                                                                         =======


NOTES TO SCHEDULES OF INVESTMENTS

(a) Interest rates represent coupon rate of security.

(b) Interest rates represent the effective yield at time of purchase.

(c) Maturity dates represent average weighted maturities of the underlying mortgage obligations.

(d) Interest rates represent the yield on August 31, 1996.

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1996

                                                   Schwab           Schwab
                                             Short/Intermediate   Long-Term
                                                 Government       Government
                                                 Bond Fund        Bond Fund
                                             ------------------   ----------
ASSETS
Investments, at value
  (Cost: $133,077 and $22,670,
  respectively)                                   $132,590          $22,216
Interest receivable                                  1,604              281
Receivable from advisor                                 --               28
Receivable for Fund shares sold                         22              353
Deferred organization costs                              2               23
Prepaid expenses                                        22               13
Dividends receivable                                     8                1
                                                  --------          -------
    Total assets                                   134,248           22,915
                                                  --------          -------
LIABILITIES
Payable for:
  Dividends                                            109               21
  Fund shares redeemed                                  53               76
  Investment advisory and administration
    fee                                                 11               --
  Other                                                 56               57
                                                  --------          -------
    Total liabilities                                  229              154
                                                  --------          -------
Net assets applicable to outstanding
  shares                                          $134,019          $22,761
                                                  ========          =======
NET ASSETS CONSIST OF:
  Capital paid in                                 $145,190          $23,507
  Accumulated undistributed net
    investment income                                   54                6
  Accumulated net realized loss on
    investments sold                               (10,738)            (298)
  Net unrealized loss on investments                  (487)            (454)
                                                  --------          -------
                                                  $134,019          $22,761
                                                  ========          =======
PRICING OF SHARES
  Outstanding shares, $0.00001 par value
    (unlimited shares authorized)                   13,865            2,426
  Net asset value, offering and redemption
    price per share                                  $9.67            $9.38

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (in thousands)
Year ended August 31, 1996

                                              Schwab           Schwab
                                        Short/Intermediate   Long-Term
                                            Government       Government
                                            Bond Fund        Bond Fund
                                        ------------------   ----------
Interest income                              $   9,637        $  1,100
                                             ---------        --------
Expenses:
  Investment advisory and
    administration fee                             602              68
  Transfer agency and shareholder
    service fees                                   369              41
  Custodian fees                                    82              13
  Registration fees                                 28              15
  Professional fees                                 30              26
  Shareholder reports                               38              11
  Trustees' fees                                     8               3
  Amortization of deferred organization
    costs                                           16              12
  Insurance and other expenses                       9               4
                                             ---------        --------
                                                 1,182             193

Less expenses reduced and absorbed                (462)           (193)
                                             ---------        --------
    Total expenses incurred by Fund                720               0
                                             ---------        --------
Net investment income                            8,917           1,100
                                             ---------        --------
Net realized gain (loss) on investments
  sold:
  Proceeds from sales of investments           160,806          22,460
  Cost of investments sold                    (160,799)        (22,490)
                                             ---------        --------
    Net realized gain (loss) on
      investments sold                               7             (30)
                                             ---------        --------
Change in net unrealized gain (loss)
  on investments:
  Beginning of period                            2,002             433
  End of period                                   (487)           (454)
                                             ---------        --------
    Decrease in net unrealized gain
      on investments                            (2,489)           (887)
                                             ---------        --------
Net loss on investments                         (2,482)           (917)
                                             ---------        --------
Increase in net assets resulting
  from operations                            $   6,435        $    183
                                             =========        ========

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                Schwab                Schwab
                                          Short/Intermediate        Long-Term
                                              Government            Government
                                               Bond Fund            Bond Fund
                                          -------------------   ------------------
                                                   Year ended August 31,
                                            1996       1995       1996      1995
                                          --------   --------   --------   -------
Operations:
  Net investment income                   $  8,917   $ 10,033   $  1,100   $   730
  Net realized gain (loss) on
    investments sold                             7     (3,232)       (30)       22
  Increase (decrease) in net unrealized
    gain on investments                     (2,489)     3,191       (887)      626
                                          --------   --------   --------   -------
  Increase in net assets resulting from
    operations                               6,435      9,992        183     1,378
                                          --------   --------   --------   -------
Dividends to shareholders from net
  investment income                         (8,934)   (10,006)    (1,098)     (727)
                                          --------   --------   --------   -------
Capital share transactions:
  Proceeds from shares sold                 25,765     32,379     21,398    14,400
  Net asset value of shares issued in
    reinvestment of dividends                6,945      7,729        741       486
  Less payments for shares redeemed        (53,383)   (73,382)   (11,412)   (9,696)
                                          --------   --------   --------   -------
  Increase (decrease) in net assets from
    capital share transactions             (20,673)   (33,274)    10,727     5,190
                                          --------   --------   --------   -------
Total increase (decrease) in net assets    (23,172)   (33,288)     9,812     5,841

Net assets:
  Beginning of period                      157,191    190,479     12,949     7,108
                                          --------   --------   --------   -------
  End of period (including undistributed
    net investment income of $54, $71,
    $6 and $4, respectively)              $134,019   $157,191   $ 22,761   $12,949
                                          ========   ========   ========   =======
Number of Fund shares:
  Sold                                       2,618      3,324      2,191     1,535
  Reinvested                                   707        794         77        51
  Redeemed                                  (5,428)    (7,560)    (1,163)   (1,027)
                                          --------   --------   --------   -------
  Net increase (decrease) in shares
    outstanding                             (2,103)    (3,442)     1,105       559

Shares outstanding:
  Beginning of period                       15,968     19,410      1,321       762
                                          --------   --------   --------   -------
  End of period                             13,865     15,968      2,426     1,321
                                          ========   ========   ========   =======

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

1. DESCRIPTION OF THE FUNDS

The Schwab Short/Intermediate Government Bond Fund and Schwab Long-Term Government Bond Fund (the "Funds") are series of Schwab Investments (the "Trust"), a no load, open-end, management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940, as amended.

In addition to the Funds, the Trust also offers -- the Schwab 1000 Fund(R), Schwab California Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Funds is to seek to provide a high level of current income consistent with preservation of capital. The Funds each invest primarily in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, and repurchase agreements collateralized by these securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities within 60 days or less of maturity are stated at amortized cost which approximates market value.

------------------------------------------------------------------------------

Security transactions and interest income -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from security transactions are determined on an identified cost basis. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date.

Repurchase agreements -- Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities. All collateral is held by each Fund's custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

Dividends to shareholders -- Each Fund declares a daily dividend, from its net investment income for that day, payable monthly. Distributions of net capital gains, if any, are recorded on ex-dividend date, payable annually on a calendar year basis.

Deferred organization costs -- Costs incurred in connection with the organization of the Funds, their initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

Expenses -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

At August 31, 1996, (for financial reporting and federal income tax purposes), net unrealized loss for the Schwab Short/Intermediate Government Bond Fund aggregated $487,000 of which $462,000 related to appreciated securities and $949,000 related to depreciated securities, and net unrealized loss for the Schwab Long-Term Government Bond Fund aggregated $454,000, of which $169,000 related to appreciated securities and $623,000 related to depreciated securities.

At August 31, 1996, the Schwab Short/Intermediate Government Bond Fund had unused capital loss carryforwards, for federal income tax purposes, of $8,355,000 and $2,216,000 expiring August 31, 2003 and August 31, 2004, respectively. The Schwab Long-Term Government Bond Fund had unused capital loss carryforwards of $230,000 expiring August 31, 2003.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. Under this agreement, the Schwab Short/Intermediate Government Bond Fund and Schwab Long-Term Government Bond Fund incurred investment advisory and administration fees of $602,000 and $68,000, respectively, for the year ended August 31, 1996, before the Investment Manager reduced its fee (see Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. For the year ended August 31, 1996, the Schwab Short/Intermediate Government Bond Fund and Schwab Long-Term Government Bond Fund incurred transfer agency and shareholder service fees of $369,000 and $41,000, respectively, before Schwab reduced its fees (see Note 4).

------------------------------------------------------------------------------

Officers and trustees -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the year ended August 31, 1996, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Funds incurred fees aggregating $11,000 related to the Trust's unaffiliated trustees.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees and absorbed certain expenses in order to limit the ratio of operating expenses to average net assets for each Fund. During the year ended August 31, 1996, the total of such fees and expenses reduced and absorbed by the Investment Manager were $149,000 and $152,000 for the Schwab Short/Intermediate Government Bond Fund and Schwab Long-Term Government Bond Fund, respectively, and the total of such fees reduced by Schwab were $313,000 and $41,000 for the Schwab Short/
Intermediate Government Bond Fund and Schwab Long-Term Government Bond Fund, respectively (see Note 6).

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1996, were as follows (in thousands):

                                        Schwab             Schwab
                                  Short/Intermediate     Long-Term
                                      Government         Government
                                      Bond Fund          Bond Fund
                                  ------------------     ----------
Purchases                              $115,073           $19,950
Proceeds of sales and maturities       $133,389           $10,683

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

6. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                                Schwab Short/Intermediate Government Bond Fund
                                -------------------------------------------------------------------------------
                                                                       Eight months                   Period
                                                                          ended       Year ended      ended
                                        Year ended August 31,           August 31,   December 31,  December 31,
                                   1996         1995         1994          1993          1992         1991++
                                -----------  -----------  -----------  ------------  ------------  ------------
Net asset value at
 beginning of period              $   9.84     $   9.81     $  10.64     $  10.26      $  10.28       $ 10.00
Income from investment
----------------------
 operations
 ----------
 Net investment income                0.59         0.59         0.54         0.37          0.60          0.10
 Net realized and unrealized
   gain (loss) on investments        (0.17)        0.03        (0.71)        0.38          0.01          0.28
                                  --------     --------     --------     --------      --------       -------
 Total from investment
   operations                         0.42         0.62        (0.17)        0.75          0.61          0.38
Less distributions
------------------
 Dividends from net investment
   income                            (0.59)       (0.59)       (0.54)       (0.37)        (0.60)        (0.10)
 Distributions from realized
   gain on investments                  --           --        (0.12)          --         (0.03)           --
                                  --------     --------     --------     --------      --------       -------
   Total distributions               (0.59)       (0.59)       (0.66)       (0.37)        (0.63)        (0.10)
                                  --------     --------     --------     --------      --------       -------
Net asset value at end of period  $   9.67     $   9.84     $   9.81     $  10.64      $  10.26       $ 10.28
                                  ========     ========     ========     ========      ========       =======
Total return (%)                      4.39         6.61        (1.67)        7.39          6.08          3.79
----------------
Ratios/Supplemental data
------------------------
 Net assets, end of period
   (000s)                         $134,019     $157,191     $190,479     $273,973      $226,223       $66,404
 Ratio of expenses to average
   net assets (%)                     0.49         0.58         0.60         0.60*         0.43          0.35*
 Ratio of net investment income
   to average net assets (%)          6.03         6.11         5.28         5.28*         5.78          6.14*
 Portfolio turnover rate (%)            80          203           91          107           185             4
---------------
 Ratio of expenses to average
   net assets prior to reduced
   fees and absorbed
   expenses (%)+                      0.80         0.81         0.81         0.84*         0.89          1.47*
 Ratio of net investment income
   to average net assets prior
   to reduced fees and absorbed
   expenses (%)+                      5.72         5.88         5.07         5.04*         5.32          5.02*

++ For the period November 5, 1991 (commencement of operations) to December 31,
   1991.

+ The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.

*  Annualized

------------------------------------------------------------------------------

                                                   Schwab Long-Term
                                                 Government Bond Fund
                                ------------------------------------------------------
                                                                          Period ended
                                         Year ended August 31,             August 31,
                                    1996          1995          1994         1993++
                                ------------  ------------  ------------  ------------
Net asset value at
  beginning of period              $  9.80       $  9.33       $10.53       $ 10.00
Income from investment
----------------------
  operations
  ----------
  Net investment income               0.65          0.69         0.60          0.31
  Net realized and unrealized
    gain (loss) on investments       (0.42)         0.47        (1.20)         0.53
                                   -------        ------       ------       -------
  Total from investment
    operations                        0.23          1.16        (0.60)         0.84
Less distributions
------------------
  Dividends from net investment
    income                           (0.65)        (0.69)       (0.60)        (0.31)
  Distributions from realized
    gain on investments                 --            --           --            --
                                   -------       -------       ------       -------
  Total distributions                (0.65)        (0.69)       (0.60)        (0.31)
  -------------------              -------       -------       ------       -------
Net asset value at end of period   $  9.38       $  9.80       $ 9.33       $ 10.53
                                   =======       =======       ======       =======
Total return (%)                      2.29         13.03        (5.80)         8.63
----------------
Ratios/Supplemental data
------------------------
  Net assets, end of period
    (000s)                         $22,761       $12,949       $7,108       $ 2,806
  Ratio of expenses to average
    net assets (%)                    0.00          0.00         0.10          0.26*
  Ratio of net investment income
    to average net assets (%)         6.67          7.38         6.27          6.36*
  Portfolio turnover rate (%)           66           240          123            42
---------------
  Ratio of expenses to average
    net assets prior to reduced
    fees and absorbed
    expenses (%)+                     1.17          1.18         2.19         19.19*
  Ratio of net investment income
    to average net assets prior
    to reduced fees and absorbed
    expenses (%)+                     5.50          6.20         4.18        (12.57)*

++ For the period March 5, 1993 (commencement of operations) to August 31, 1993.

+ The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.

*  Annualized

------------------------------------------------------------------------------

To the Trustees and Shareholders of
the Schwab Short/Intermediate Government Bond Fund and
Schwab Long-Term Government Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund (two series constituting part of Schwab Investments, hereafter referred to as the "Trust") at August 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
-------------------------
PRICE WATERHOUSE LLP
San Francisco, California
September 24, 1996

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par         Value
                                                             ------      -------
MUNICIPAL BONDS--97.6%(a)
ALABAMA--2.0%
Alabama Special Care Facilities Finance Authority
  of Birmingham Hospital Revenue Bonds (Daughters
  of Charity National Health System--St.
  Vincent's Hospital & Providence) Series 1995
  (Aa AA)
  7.00%, 11/01/01                                            $1,000       $1,087
                                                                           -----
ALASKA--2.2%
Anchorage, Alaska Refunding School Bonds Series
  1993A/(MBIA Insurance)(Aaa AAA)
  5.10%, 08/01/99                                             1,145        1,161
                                                                           -----
ARIZONA--3.8%
Phoenix, Arizona Civic Improvement Corp.
  Wastewater Systems Lease Revenue Bonds Series
  1993 (A1 A)
  5.10%, 07/01/99                                             1,005        1,021
Phoenix, Arizona Senior Lien Street & Highway
  Revenue Refunding Bonds Series 1992 (A1 AA)
  5.95%, 07/01/00                                             1,000        1,039
                                                                           -----
                                                                           2,060
                                                                           -----
CALIFORNIA--2.8%
Sacramento County, California Transportation
  Authority Tax & Revenue Anticipation Notes
  (MIG1 SP1+)
  4.50%, 09/30/97                                             1,500        1,507
                                                                           -----
CONNECTICUT--6.7%
Connecticut State Special Tax Obligation
  Refunding Bonds (Transportation Infrastructure
  Purposes) Series 1995C/(FGIC Insurance)
  (Aaa AAA)
  5.50%, 10/01/00                                             2,000        2,065
Connecticut State Unlimited General Obligation
  Series 1996B (Aa AA-)
  5.00%, 08/15/01                                             1,500        1,522
                                                                           -----
                                                                           3,587
                                                                           -----
ILLINOIS--2.2%
Illinois Health Facility Authority Revenue Bonds
  (OSF Healthcare System) Series 1993 (A1 A+)
  5.13%, 11/15/00                                             1,145        1,152
                                                                           -----
INDIANA--1.5%
Indiana University Student Fee Revenue Bonds
  Series J (A1 AA-)
  4.00%, 08/01/97                                               800          798
                                                                           -----

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par         Value
                                                             ------      -------
IOWA--4.2%
Black Hawk County, Iowa Hospital Facilities
  Revenue Bonds (Allen Memorial Hospital) Series
  1990 (Pre-Refunded)/(AMBAC Insurance & Escrowed to
  Maturity with Government Securities)(Aaa AAA)
  7.38%, 02/01/01                                            $2,000       $2,245
                                                                           -----
KENTUCKY--5.0%
Kentucky Housing Corp. Housing Revenue Bonds
  Series 1993B/(Multiple Credit Enhancements)
  (Aaa AAA)
  4.45%, 07/01/00                                             1,000          987
Kentucky State Property & Buildings Commission
  Revenue Refunding Bonds (Project 55)(A A+)
  4.15%, 09/01/99                                             1,735        1,712
                                                                           -----
                                                                           2,699
                                                                           -----
MARYLAND--5.9%
Washington, Maryland Suburban Sanitation District
  Sewage Disposal Refunding Bonds (Montgomery &
  Prince George Counties, Maryland)(Aa1 AA)
  6.00%, 11/01/99                                             3,000        3,135
                                                                           -----
MASSACHUSETTS--5.7%
Massachusetts Municipal Wholesale Electric Co.
  Power Supply Systems Revenue Bonds Series
  1992E/ (AMBAC Insurance)(Aaa AAA)
  5.50%, 07/01/00                                             2,000        2,055
Massachusetts State Health & Educational
  Facilities Authority Revenue Bonds (Brigham &
  Womens Hospital) Series E (A1 A+)
  4.40%, 07/01/00                                             1,000          990
                                                                           -----
                                                                           3,045
                                                                           -----
MICHIGAN--2.1%
Michigan State Hospital Finance Authority Revenue
  Bonds (McLaren Obligated Group)/(Escrowed to
  Maturity with Government Securities)(Aaa -)
  7.00%, 09/15/00                                             1,000        1,104
                                                                           -----

------------------------------------------------------------------------------

                                                              Par         Value
                                                             ------      -------
MINNESOTA--8.6%
Minneapolis, Minnesota Community Development
  Agency Tax Increment Revenue Bonds/(MBIA
  Insurance)(Aaa AAA)
  7.00%, 09/01/00                                            $1,000       $1,087
Minnesota State Housing Finance Agency Rental
  Housing Revenue Bonds Series D/(MBIA
  Insurance)(Aaa AAA)
  4.80%, 08/01/01                                             2,390        2,378
St. Paul, Minnesota Sewer Revenue Bonds Series A
  (A BBB+)
  8.00%, 12/01/98                                             1,050        1,133
                                                                           -----
                                                                           4,598
                                                                           -----
MISSISSIPPI--3.8%
Mississippi Hospital Equipment & Facilities
  Authority Revenue Refunding Bonds (Mississippi
  Baptist Medical Center)/(MBIA Insurance)
  (Aaa AAA)
  5.25%, 05/01/01                                             2,000        2,025
                                                                           -----
MISSOURI--1.0%
Missouri State Environmental Improvement & Energy
  Resources Authority Water Pollution Control
  Revenue Bonds (State Revolving Fund Program)
  Series 1992A (Aa -)
  5.80%, 07/01/99                                               500          518
                                                                           -----
NEW YORK--7.6%
New York State Dormitory Authority Lease Revenue
  Refunding Bonds (State University Dormitory
  Facilities) Series 1995A/(AMBAC Insurance)
  (Aaa AAA)
  5.10%, 07/01/01                                             4,000        4,070
                                                                           -----
OHIO--3.7%
Ohio State Public Facilities Higher Education
  Capital Facilities Revenue Bonds Series
  IIA/(MBIA Insurance)(Aaa AAA)
  4.38%, 11/01/00                                             2,000        1,982
                                                                           -----
RHODE ISLAND--2.8%
Rhode Island Student Loan Authority Student Loan
  Revenue Put Bonds Series 96-1/(National
  Westminster Bank LOC)(- AA)
  4.00%, 06/01/97                                             1,500        1,498
                                                                           -----

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par         Value
                                                             ------      -------
SOUTH CAROLINA--6.3%
Charleston, South Carolina Public Facilities
  Certificates of Participation (Public
  Improvement Project) Series 1993/(AMBAC
  Insurance)(Aaa AAA)
  4.30%, 09/01/00                                            $1,085      $ 1,061
Greenville Hospital System Board of Trustees,
  South Carolina Hospital Facilities Revenue
  Refunding Bonds Series 1993C (- AA-)
  5.00%, 05/01/00                                             1,090        1,089
South Carolina State Public Service Authority
  Power/Electric Revenue Refunding Bonds Series
  1991A (Santee Cooper)(A1 A+)
  5.60%, 07/01/00                                             1,200        1,229
                                                                          ------
                                                                           3,379
                                                                          ------
TENNESSEE--5.1%
Knox County, Tennessee Health & Education
  Hospital Facilities Revenue Bonds (Fort Sanders
  Alliance) Series 1990C (Pre-Refunded)/(MBIA
  Insurance)
  (Aaa AAA)
  7.00%, 01/01/00                                             2,500        2,725
                                                                          ------
TEXAS--3.8%
Houston, Texas General Obligation Revenue Bonds
  Series 1995A (Aa AA-)
  5.30%, 03/01/01                                             1,000        1,017
Houston, Texas Water Conveyance System Contract
  Certificates of Participation Series 1993E/
  (AMBAC Insurance)(Aaa AAA)
  5.50%, 12/15/97                                             1,000        1,018
                                                                          ------
                                                                           2,035
                                                                          ------
WASHINGTON--8.9%
Port of Seattle, Washington Revenue Bonds
  Series B/(FGIC Insurance)(Aaa AAA)
  5.50%, 09/01/02                                             2,775        2,834
Washington State Public Power Supply System
  Revenue Refunding Bonds (Nuclear Project #2)
  Series A (Aa AA)
  4.63%, 07/01/98                                             2,000        1,997
                                                                          ------
                                                                           4,831
                                                                          ------
WISCONSIN--1.9%
Wisconsin State Health & Education Facilities
  Authority Revenue Bonds (Aurora Medical Group
  Project) Series 1996/(FSA Insurance)(Aaa AAA)
  4.90%, 11/15/02                                             1,000          994
                                                                          ------
TOTAL MUNICIPAL BONDS
  (Cost $52,294)                                                          52,235
                                                                          ------

------------------------------------------------------------------------------

                                                              Par         Value
                                                             ------      -------
VARIABLE RATE OBLIGATIONS--2.2%(b)
CALIFORNIA--1.4%
Irvine Ranch Water District Consolidated Revenue
  Refunding Bonds Series 1985A-1/(Sumitomo Bank
  LOC)(- A-1)
  3.75%, 09/01/96                                              $800       $  800
                                                                         -------
GEORGIA--0.6%
Hapeville, Georgia Industrial Development
  Authority Revenue Bonds (Hapeville Hotel Ltd. Project)/
  (Deutsche Bank LOC)(P-1 -)
  3.80%, 09/01/96                                               300          300
                                                                          ------
NEW YORK--0.2%
New York City General Obligation Bonds Series
  1993B-2 Subseries B-5/(Morgan Guaranty Trust
  LOC)(VMIG1 A-1)
  4.00%, 09/01/96                                               100          100
                                                                         -------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $1,200)                                                            1,200
                                                                         -------
                                                             Shares
                                                             ------
CASH EQUIVALENTS--0.2%(c)
Provident Institutional Funds--MuniFund Portfolio
  3.01%, 09/07/96                                                95           95
                                                                         -------
TOTAL CASH EQUIVALENTS
  (Cost $95)                                                                  95
                                                                         -------
TOTAL INVESTMENTS--100.0%
  (Cost $53,589)                                                         $53,530
                                                                         =======

See accompanying Notes to Schedules of Investments.

SCHWAB LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par         Value
                                                             ------      -------
MUNICIPAL BONDS--99.3%(a)
ALASKA--9.8%
Kodiak Island Borough, Alaska General Obligation
  Bonds Series 1994A/(AMBAC Insurance)(Aaa AAA)
  5.40%, 02/15/10                                            $2,500       $2,393
Valdez, Alaska Marine Terminal Revenue Refunding
  Bonds (BP Pipeline Project) Series 1993B
  (Aa3 AA-)
  5.50%, 10/01/28                                             2,000        1,840
                                                                           -----
                                                                           4,233
                                                                           -----
ARIZONA--5.2%
Maricopa County, Arizona Alhambra Elementary School
  District 68 School Improvement & Refunding Bonds
  Series 1994A/(AMBAC Insurance)(Aaa AAA)
  6.80%, 07/01/12                                             2,000        2,225
                                                                           -----
CALIFORNIA--4.0%
San Francisco, California Downtown Parking Corp.
  Parking Revenue Bonds Series 1993 (A -)
  6.65%, 04/01/18                                               500          510
Santa Clara County, California Financing Authority
  Lease Revenue Bonds (VMC Facility Replacement
  Project) Series 1994A/(AMBAC Insurance)(Aaa AAA)
  7.75%, 11/15/10                                             1,000        1,216
                                                                           -----
                                                                           1,726
                                                                           -----
CONNECTICUT--0.5%
Connecticut State Housing Finance Authority Bonds
  (Housing Mortgage Finance Program) Series 1990B
  Subseries B-1 (Aa AA)
  7.55%, 11/15/08                                               225          230
                                                                           -----
FLORIDA--2.9%
Hillsborough County, Florida Aviation Revenue Bonds
  (Tampa International Airport) Series B/
  (FGIC Insurance)(Aaa AAA)
  5.88%, 10/01/23                                             1,250        1,247
                                                                           -----
ILLINOIS--2.6%
Illinois State Toll Highway Authority Priority
  Revenue Bonds Series 1992A (A1 A+)
  6.38%, 01/01/15                                             1,100        1,140
                                                                           -----

------------------------------------------------------------------------------

                                                              Par         Value
                                                             ------      -------
INDIANA--2.5%
Indiana State Office Building Correctional
  Facilities Revenue Bonds Series A/(AMBAC Insurance)
  (Aaa AAA)
  5.50%, 07/01/20                                            $1,170       $1,097
                                                                           -----
IOWA--2.6%
Ames, Iowa Hospital Revenue Bonds (Mary Greeley
  Medical Center Project) Series 1993/
  (AMBAC Insurance)(Aaa AAA)
  5.70%, 08/15/12                                               500          497
Cedar Rapids, Iowa Hospital Facilities Revenue
  Bonds (St. Luke's Methodist Project) Series 1993/
  (FGIC Insurance)(Aaa AAA)
  6.13%, 08/15/13                                               600          608
                                                                           -----
                                                                           1,105
                                                                           -----
MARYLAND--2.2%
Maryland State Health & Educational Facilities
  Authority Revenue Bonds (Mercy Medical Center)/
  (FSA Insurance)(Aaa AAA)
  5.63%, 07/01/17                                             1,000          967
                                                                           -----
MASSACHUSETTS--2.0%
Massachusetts State Housing Finance Agency Multi
  Family Residential Housing Revenue Bonds
  Series 1989A (A A+)
  7.80%, 08/01/22                                               800          846
                                                                           -----
MICHIGAN--4.1%
Michigan State Hospital Finance Authority
  Revenue Bonds (St. John's Hospital & Medical
  Center)/(AMBAC Insurance)(Aaa AAA)
  5.25%, 05/15/26                                             2,000        1,782
                                                                           -----
MISSISSIPPI--5.1%
Mississippi Hospital Equipment & Facilities
  Authority Revenue Refunding Bonds (Mississippi Baptist
  Medical Center) Series 1995/(MBIA Insurance)
  (Aaa AAA)
  6.00%, 05/01/13                                             2,150        2,185
                                                                           -----
MISSOURI--2.3%
Kansas City, Missouri School District Building
  Revenue Bonds (Capital Improvement Project)
  Series 1993/(FGIC Insurance)(Aaa AAA)
  5.15%, 02/01/08                                             1,000          974
                                                                           -----

SCHWAB LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par         Value
                                                             ------      -------
NEVADA--4.4%
Nevada State Municipal Bonds General Obligation
  Series A/(FGIC Insurance)(Aaa AAA)
  5.50%, 11/01/25                                            $2,000       $1,890
                                                                           -----
NEW HAMPSHIRE--1.7%
New Hampshire Higher Education & Health Facilities
  Authority Hospital Revenue Bonds (Mary Hitchcock
  Memorial Hospital) Series 1993A/(FGIC Insurance)
  (Aaa AAA)
  5.25%, 08/15/08                                               750          728
                                                                           -----
NEW MEXICO--1.1%
Santa Fe, New Mexico Utility Sewer Revenue Bonds
  Series 1995A/(AMBAC Insurance)(Aaa AAA)
  5.25%, 06/01/17                                               500          461
                                                                           -----
NEW YORK--4.3%
New York State General Obligation Bonds
  Series 1996A (A A-)
  5.30%, 07/15/15                                             2,000        1,867
                                                                           -----
PENNSYLVANIA--9.6%
Pennsylvania Higher Education Facilities Authority
  Revenue Bonds (University of Pennsylvania Health
  Services) Series 1996A (Aa AA)
  5.75%, 01/01/17                                             2,000        1,945
Philadelphia, Pennsylvania Hospitals & Higher
  Education Facilities Authority Revenue Refunding
  Bonds (Children's Hospital) Series 1993A (Aa AA)
  5.25%, 02/15/08                                             1,000          970
Pittsburgh, Pennsylvania Water & Sewer Authority
  Revenue Bonds Series B/(FSA Insurance)(Aaa AAA)
  5.75%, 09/01/25                                             1,250        1,208
                                                                           -----
                                                                           4,123
                                                                           -----
RHODE ISLAND--2.4%
Rhode Island Housing & Mortgage Finance Corp.
  Homeownership Opportunity Bonds Series 10A
  (Aa AA+)
  6.50%, 10/01/22                                             1,000        1,026
                                                                           -----
SOUTH CAROLINA--3.5%
Piedmont, South Carolina Municipal Power Agency
  Electric Revenue Refunding Bonds Series 1992/
  (MBIA Insurance)(Aaa AAA)
  6.20%, 01/01/08                                             1,400        1,498
                                                                           -----

------------------------------------------------------------------------------

                                                              Par         Value
                                                             ------      -------
TEXAS--9.6%
Copperas Cove, Texas Health Facilities Development
  Corp. Hospital Revenue Bonds (Adventist Health
  Systems/Sunbelt Obligated Group) Series 1995/
  (MBIA Insurance)(Aaa AAA)
  5.88%, 11/15/25                                            $1,500      $ 1,458
Harris County, Texas Revenue Refunding Bonds
  (Toll Road Senior Lien) Series 1994/(FGIC
  Insurance) (Aaa AAA)
  5.38%, 08/15/20                                             1,000          929
Texas State Public Finance Authority General
  Obligation Bonds Series 1994B (Aa AA)
  5.75%, 10/01/14                                             1,025        1,029
University of Texas Revenue Refunding Bonds
  Series B (Aa1 AAA)
  6.75%, 08/15/13                                               680          738
                                                                          ------
                                                                           4,154
                                                                          ------
UTAH--4.0%
Intermountain Power Agency, Utah Power Supply
  Revenue Bonds Series 1996D (Aa AA-)
  5.00%, 07/01/21                                             2,000        1,737
                                                                          ------
VIRGINIA--6.5%
Capital Region, Virginia Airport Commission Revenue
  Bonds (Richmond International Airport) Series
  1995A/(AMBAC Insurance)(Aaa AAA)
  5.63%, 07/01/15                                             1,000          975
Chesapeake Bay Bridge & Tunnel Commission,
  Virginia Revenue Refunding Bonds/
  (MBIA Insurance)(Aaa AAA)
  5.25%, 07/01/19                                             2,000        1,825
                                                                          ------
                                                                           2,800
                                                                          ------
WASHINGTON--6.4%
King County, Washington School District General
  Obligation Bonds No. 415 Series A (A1 AA-)
  5.55%, 12/01/11                                               500          498
Seattle, Washington Municipal Light & Power Revenue
  Refunding Bonds Series 1993 (Aa AA)
  5.40%, 05/01/08                                             2,300        2,266
                                                                          ------
                                                                           2,764
                                                                          ------
TOTAL MUNICIPAL BONDS
  (Cost $42,511)                                                          42,805
                                                                          ------

SCHWAB LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par         Value
                                                             ------      -------
VARIABLE RATE OBLIGATIONS--0.5%(b)
CALIFORNIA--0.2%
California Pollution Control Financing Authority
  Pollution Control Revenue Bonds (Burney Forest
  Project) Series 1988A/(Fleet Bank LOC)(- P-1)
  3.70%, 09/01/96                                              $100       $  100
                                                                          ------
FLORIDA--0.3%
Hillsborough County, Florida Industrial Development
  Agency Pollution Control Revenue Refunding Bonds
  (Tampa Electric/Gannon Coal Conversion Project)
  Series 1992 (VMIG1 A-1+)
  3.75%, 09/01/96                                               100          100
                                                                          ------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $200)                                                                200
                                                                          ------
                                                             Shares
                                                             ------
CASH EQUIVALENTS--0.2%(c)
Provident Institutional Funds--MuniFund Portfolio
  3.01%, 09/07/96                                                94           94
                                                                         --------
TOTAL CASH EQUIVALENTS
  (Cost $94)                                                                  94
                                                                         --------
TOTAL INVESTMENTS--100.0%
  (Cost $42,805)                                                         $43,099
                                                                         ========

------------------------------------------------------------------------------
NOTES TO SCHEDULES OF INVESTMENTS
August 31, 1996

Parenthetical disclosures which follow each security represent independent bond ratings, where available, as provided by Moody Investor Services, Inc. and Standard & Poor's Corporation which were in effect at August 31, 1996. These ratings are unaudited.

     (a) Interest rates represent coupon rate of security.

     (b) Interest rates vary periodically based on current market rates. Rates shown are the effective rates on August 31, 1996. Dates shown represent the latter of the demand date or next interest rate change date, which is considered the maturity date for financial reporting purposes. For variable rate securities without demand features the next interest reset date is shown.

     (c) Interest rates represent the yield on August 31, 1996.

    Abbreviations
    -------------
    AMBAC      AMBAC Indemnity Corporation
    FGIC       Financial Guaranty Insurance Company
    FSA        Financial Security Assurance
    LOC        Letter of Credit
    MBIA       Municipal Bond Investors Assurance
    VMIG       Variable Moody's Investment Grade

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1996

                                               Schwab          Schwab
                                         Short/Intermediate   Long-Term
                                              Tax-Free        Tax-Free
                                             Bond Fund        Bond Fund
                                         ------------------   ---------
ASSETS
Investments, at value
  (Cost: $53,589 and $42,805,
  respectively)                               $ 53,530         $43,099
Interest receivable                                705             600
Receivable from advisor                             --              11
Receivable for Fund shares sold                      2              --
Deferred organization costs                         31              16
Prepaid expenses                                    19              27
                                               -------         -------
    Total assets                                54,287          43,753
                                               -------         -------
LIABILITIES
Payable for:
  Dividends                                         29              31
  Fund shares redeemed                              69               3
  Deferred organization costs                       --               4
  Other                                             57              43
                                               -------         -------
    Total liabilities                              155              81
                                               -------         -------
Net assets applicable to outstanding
  shares                                      $ 54,132         $43,672
                                               =======         =======
NET ASSETS CONSIST OF:
  Capital paid in                             $ 54,716         $43,753
  Accumulated undistributed net
    investment income                               12              15
  Accumulated net realized loss on
    investments sold                              (537)           (390)
  Net unrealized gain (loss) on
    investments                                    (59)            294
                                               -------         -------
                                              $ 54,132         $43,672
                                               =======         =======
PRICING OF SHARES
  Outstanding shares, $0.00001 par
    value (unlimited shares authorized)          5,393           4,312
  Net asset value, offering and
    redemption price per share                $  10.04         $ 10.13

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (in thousands)
Year ended August 31, 1996

                                               Schwab          Schwab
                                         Short/Intermediate   Long-Term
                                              Tax-Free        Tax-Free
                                             Bond Fund        Bond Fund
                                         ------------------   ---------
Interest income                               $  2,404        $  2,405
                                              --------        --------
Expenses:
  Investment advisory and
    administration fee                             216             177
  Transfer agency and shareholder
    service fees                                   132             108
  Custodian fees                                    37              31
  Registration fees                                 18              13
  Professional fees                                 22              29
  Shareholder reports                               21              17
  Trustees' fees                                     4               4
  Amortization of deferred organization
    costs                                           15              17
  Insurance and other expenses                       9              10
                                              --------        --------
                                                   474             406
Less expenses reduced and absorbed                (216)           (194)
                                              --------        --------
    Total expenses incurred by Fund                258             212
                                              --------        --------
Net investment income                            2,146           2,193
                                              --------        --------
Net realized gain (loss) on investments
  sold:
  Proceeds from sales of investments            67,974          61,630
  Cost of investments sold                     (67,824)        (61,207)
                                              --------        --------
    Net realized gain on investments
      sold                                         150             423
                                              --------        --------
Change in net unrealized gain (loss)
  on investments:
  Beginning of period                              531             929
  End of period                                    (59)            294
                                              --------        --------
    Decrease in net unrealized gain on
      investments                                 (590)           (635)
                                              --------        --------
Net loss on investments                           (440)           (212)
                                              --------        --------
Increase in net assets resulting from
  operations                                  $  1,706        $  1,981
                                              ========        ========

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                              Schwab              Schwab
                                        Short/Intermediate      Long-Term
                                        Tax-Free Bond Fund  Tax-Free Bond Fund
                                        ------------------  ------------------
                                                Year ended August 31,
                                          1996      1995      1996      1995
                                        --------  --------  --------  --------
Operations:
  Net investment income                 $  2,146  $  2,261  $  2,193  $  2,238
  Net realized gain (loss) on
    investments sold                         150      (448)      423      (806)
  Increase (decrease) in net unrealized
    gain on investments                     (590)    1,372      (635)    1,600
                                        --------  --------  --------  --------
  Increase in net assets resulting from
    operations                             1,706     3,185     1,981     3,032
                                        --------  --------  --------  --------
Dividends to shareholders from
  net investment income                   (2,147)   (2,255)   (2,193)   (2,232)
                                        --------  --------  --------  --------
Capital share transactions:
  Proceeds from shares sold               19,101    17,344    18,452    21,437
  Net asset value of shares issued in
    reinvestment of dividends              1,701     1,746     1,569     1,626
  Less payments for shares redeemed      (18,733)  (31,405)  (17,550)  (26,425)
                                        --------  --------  --------  --------
  Increase (decrease) in net assets
    from capital share transactions        2,069   (12,315)    2,471    (3,362)
                                        --------  --------  --------  --------
Total increase (decrease) in net assets    1,628   (11,385)    2,259    (2,562)
                                        --------  --------  --------  --------
Net assets:
  Beginning of period                     52,504    63,889    41,413    43,975
                                        --------  --------  --------  --------
  End of period (including
    undistributed net investment income
    of $12, $13, $15 and $15,
    respectively)                       $ 54,132  $ 52,504  $ 43,672  $ 41,413
                                        ========  ========  ========  ========
Number of Fund shares:
  Sold                                     1,891     1,754     1,797     2,196
  Reinvested                                 168       176       153       166
  Redeemed                                (1,854)   (3,185)   (1,714)   (2,707)
                                        --------  --------  --------  --------
  Net increase (decrease) in shares
    outstanding                              205    (1,255)      236      (345)
Shares outstanding:
  Beginning of period                      5,188     6,443     4,076     4,421
                                        --------  --------  --------  --------
  End of period                            5,393     5,188     4,312     4,076
                                        ========  ========  ========  ========

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

1. DESCRIPTION OF THE FUNDS

The Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund (the "Funds") are series of Schwab Investments (the "Trust"), a no load, open-end, management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940, as amended.

In addition to the Funds, the Trust also offers -- the Schwab 1000 Fund(R), Schwab Short/Intermediate Government Bond Fund, Schwab Long-Term Government Bond Fund, Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Funds is to seek to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital. The Funds, which are not "diversified" investment companies within the meaning of the Investment Company Act of 1940, as amended, each invest primarily in debt obligations issued by or on behalf of states, territories and possessions of the United States Government, its agencies or instrumentalities, the interest of which is not subject to federal income tax.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities within 60 days or less of maturity are stated at amortized cost which approximates market value.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

Security transactions and interest income -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium on investments. Realized gains and losses from security transactions are determined on an identified cost basis. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date.

Dividends to shareholders -- Each Fund declares a daily dividend, from its net investment income for that day, payable monthly. Distributions of net capital gains, if any, are recorded on ex-dividend date, payable annually on a calendar year basis.

Deferred organization costs -- Costs incurred in connection with the organization of the Funds, their initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

Expenses -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

All distributions paid by the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund during the year ended August 31, 1996 qualify as exempt interest dividends for federal tax purposes.

------------------------------------------------------------------------------

At August 31, 1996, (for financial reporting and federal income tax purposes), net unrealized loss for the Schwab Short/Intermediate Tax-Free Bond Fund aggregated $59,000, of which $218,000 related to appreciated securities and $277,000 related to depreciated securities, and net unrealized gain for the Schwab Long-Term Tax-Free Bond Fund aggregated $294,000, of which $866,000 related to appreciated securities and $572,000 related to depreciated securities.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. Under this agreement, the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund incurred investment advisory and administration fees of $216,000 and $177,000, respectively, for the year ended August 31, 1996, before the Investment Manager reduced its fee (see
Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. For the year ended August 31, 1996, the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund incurred transfer agency and shareholder service fees of $132,000 and $108,000, respectively, before Schwab reduced its fees (see Note 4).

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

Officers and trustees -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the year ended August 31, 1996, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Funds incurred fees aggregating $8,000 related to the Trust's unaffiliated trustees.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees and absorbed certain expenses in order to limit the ratio of operating expenses to average net assets for each Fund. During the year ended August 31, 1996, the total of such fees and expenses reduced and absorbed by the Investment Manager were $84,000 and $86,000 for the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund, respectively, and the total of such fees reduced by Schwab were $132,000 and $108,000 for the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund, respectively, (see
Note 6).

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1996, were as follows (in thousands):

                                  Schwab                Schwab
                            Short/Intermediate        Long-Term
                            Tax-Free Bond Fund    Tax-Free Bond Fund
                            ------------------    ------------------
Purchases                         $28,329               $24,831
Proceeds of sales and
  maturities                      $22,168               $19,569

------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                               Schwab Short/Intermediate
                                                   Tax-Free Bond Fund
                                     ----------------------------------------------
                                                                       Period ended
                                          Year ended August 31,         August 31,
                                      1996        1995        1994        1993++
                                     -------     -------     -------   ------------
Net asset value at beginning of
  period                             $ 10.12     $  9.92     $ 10.15     $  10.00
Income from investment operations
---------------------------------
  Net investment income                 0.41        0.40        0.37         0.13
  Net realized and unrealized gain
    (loss) on investments              (0.08)       0.20       (0.23)        0.15
                                     -------     -------     -------      -------
  Total from investment operations      0.33        0.60        0.14         0.28
Less distributions
------------------
  Dividends from net investment
    income                             (0.41)      (0.40)      (0.37)       (0.13)
  Distributions from realized gain
    on investments                        --          --          --           --
                                     -------     -------     -------      -------
  Total distributions                  (0.41)      (0.40)      (0.37)       (0.13)
                                     -------     -------     -------      -------
Net asset value at end of period     $ 10.04     $ 10.12     $  9.92     $  10.15
                                     =======     =======     =======      =======
Total return (%)                        3.32        6.23        1.42         2.83
----------------
Ratios/Supplemental data
------------------------
  Net assets, end of period (000s)   $54,132     $52,504     $63,889     $ 54,450
  Ratio of expenses to average net
    assets (%)                          0.49        0.49        0.48         0.45*
  Ratio of net investment income to
    average net assets (%)              4.06        4.06        3.71         3.63*
  Portfolio turnover rate (%)             44          35          19           11
---------------
  Ratio of expenses to average net
    assets prior to reduced fees
    and absorbed expenses (%)+          0.90        0.89        0.91         1.26*
  Ratio of net investment income to
    average net assets prior to
    reduced fees and absorbed
    expenses (%)+                       3.65        3.66        3.28         2.82*

 ++ For the period April 21, 1993 (commencement of operations) to August 31,
    1993.
  + The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.
  * Annualized

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                              Schwab Long-Term Tax-Free Bond Fund
                               -----------------------------------------------------------------
                                                                      Eight months     Period
                                                                         ended         ended
                                       Year ended August 31,           August 31,   December 31,
                                  1996         1995         1994          1993         1992++
                               -----------  -----------  -----------  ------------  ------------
Net asset value at
 beginning of period             $ 10.16      $  9.95      $ 10.59      $   9.92      $  10.00
Income from investment
----------------------
 operations
-----------
 Net investment income              0.52         0.53         0.52          0.36          0.17
 Net realized and unrealized
   gain (loss) on investments      (0.03)        0.21        (0.56)         0.67         (0.08)
                                 -------      -------      -------       -------       -------
 Total from investment
   operations                       0.49         0.74        (0.04)         1.03          0.09
Less distributions
------------------
 Dividends from net investment
   income                          (0.52)       (0.53)       (0.52)        (0.36)        (0.17)
 Distributions from realized
   gain on investments                --           --        (0.08)           --            --
                                 -------      -------      -------       -------       -------
 Total distributions               (0.52)       (0.53)       (0.60)        (0.36)        (0.17)
                                 -------      -------      -------       -------       -------
Net asset value at end of
 period                          $ 10.13      $ 10.16      $  9.95      $  10.59      $   9.92
                                 =======      =======      =======       =======       =======
Total return (%)                    4.87         7.76        (0.42)        10.56          0.92
----------------
Ratios/Supplemental data
------------------------
 Net assets, end of period
   (000s)                        $43,672      $41,413      $43,975      $ 50,413      $ 28,034
 Ratio of expenses to average
   net assets (%)                   0.49         0.54         0.51          0.45*         0.45*
 Ratio of net investment
   income to average net
   assets (%)                       5.06         5.40         5.05          5.30*         5.61*
 Portfolio turnover rate (%)          50           70           62            91            54
---------------
 Ratio of expenses to average
   net assets prior to reduced
   fees and absorbed expenses
   (%)+                             0.94         0.93         0.99          1.18*         1.53*
 Ratio of net investment
   income to average net
   assets prior to reduced
   fees and absorbed expenses
   (%)+                             4.61         5.01         4.57          4.57*         4.53*

 ++ For the period September 11, 1992 (commencement of operations) to December
    31, 1992.
  + The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.
  * Annualized

------------------------------------------------------------------------------

To the Trustees and Shareholders of
the Schwab Short/Intermediate Tax-Free Bond Fund and
Schwab Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund (two series constituting part of Schwab Investments, hereafter referred to as the "Trust") at August 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
-------------------------
PRICE WATERHOUSE LLP
San Francisco, California
September 24, 1996

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                               Par        Value
                                                              ------     -------
MUNICIPAL BONDS--98.1%(a)
California Housing Finance Agency Home Mortgage
  Revenue Bonds Series G (Aa AA-)
  5.65%, 02/01/98                                              $ 500       $ 506
  5.65%, 08/01/98                                                585         594
  5.85%, 08/01/99                                                320         328
  6.00%, 08/01/00                                                410         422
California State Public Works Board Lease Revenue
  Refunding Bonds (California Community College
  Projects) Series 1993A (A A-)
  4.70%, 12/01/99                                              1,000       1,002
California State Public Works Board Lease Revenue
  Refunding Bonds (California State University)
  Series 1993A (A A-)
  4.30%, 12/01/99                                              2,000       1,982
California State Public Works Board Lease Revenue
  Refunding Bonds (Department of Corrections State
  Prisons) Series A/(AMBAC Insurance) (Aaa AAA)
  4.70%, 12/01/00                                              1,865       1,874
California State Public Works Board Lease Revenue
  Refunding Bonds (Department of Corrections-State
  Prison-Susanville) Series D (A A-)
  4.40%, 06/01/00                                              1,000         986
California State Public Works Board Lease Revenue
  Refunding Bonds (Various University of
  California Projects) Series A (A A-)
  4.70%, 06/01/00                                              1,020       1,011
California State Public Works Board Lease Revenue
  Refunding Bonds (Various University of
  California Projects) Series A/
  (AMBAC Insurance) (Aaa AAA)
  5.60%, 12/01/01                                              2,000       2,085
California Statewide Community Development
  Authority Hospital Revenue Bonds Certificates of
  Participation (St. Joseph Health Systems)
  (Aa AA)
  5.30%, 07/01/00                                              2,035       2,078
California Statewide Community Development
  Authority Hospital Revenue Refunding Bonds
  Certificates of Participation (Cedars-Sinai
  Medical Center) (A1 -)
  4.40%, 11/01/00                                              1,235       1,204
Contra Costa County, California Transportation
  Authority Sales Tax Revenue Bonds Series A/
  (FGIC Insurance) (Aaa AAA)
  4.80%, 03/01/01                                              1,000       1,005
Foothill, California Transit Zone Certificates of
  Participation Refunding Bonds Referendum
  Series A (Baa1 -)
  4.50%, 05/01/97                                              1,000       1,000
  4.50%, 11/01/97                                              1,000       1,000

------------------------------------------------------------------------------

                                                               Par        Value
                                                              ------     -------
Garden Grove, California Tax Allocation Refunding
  Bonds (Community Development Projects) (- A)
  4.70%, 10/01/98                                             $1,060      $1,059
Los Angeles County, California Flood Control
  District Revenue Bonds (Aa1 AA-)
  4.30%, 03/01/00                                              1,090       1,082
Los Angeles, California Convention & Exhibition
  Center Authority Certificates of Participation
  Series A/(Escrowed to Maturity with Government
  Securities) (Aaa AAA)
  7.38%, 08/15/99                                              1,000       1,095
Los Angeles, California State Building Authority
  Revenue Refunding Bonds (California Department
  of General Services) Series A (A A-)
  4.50%, 05/01/98                                                400         399
  4.70%, 05/01/99                                                450         449
Los Angeles, California Unified School District
  Certificates of Participation (Multiple
  Properties) Series 1994B/(AMBAC Insurance)
  (Aaa AAA)
  5.70%, 12/01/99                                              3,215       3,339
Los Angeles, California Wastewater System Revenue
  Bonds Series A (A1 A)
  6.60%, 02/01/99                                              1,775       1,857
Morgan Hill, California Unified School District
  Certificates of Participation (A1 -)
  4.80%, 08/01/99                                                510         509
Northern California Power Agency Revenue Bonds
  (Geothermal Project No. 3) Series B/(AMBAC
  Insurance) (Aaa AAA)
  5.00%, 07/01/99                                              1,360       1,382
Orange County, California Municipal Water
  Facilities Certificates of Participation
  (Allen-McColloch Pipeline)/(MBIA Insurance)
  (Aaa AAA)
  4.60%, 07/01/01                                              3,000       2,977
Port of Long Beach, California Harbor Revenue
  Bonds (Aa AA-)
  7.10%, 05/15/99                                              2,000       2,127
Rancho, California Water District Financing
  Authority Revenue Bonds/(Toronto-Dominion Bank
  LOC) (Aa2 AA)
  4.70%, 09/15/01                                              2,000       1,967
Riverside County, California Public Financing
  Authority Special Tax Revenue Bonds Series
  A/(MBIA Insurance) (Aaa AAA)
  4.40%, 09/01/01                                              1,750       1,724
San Diego County, California Tax & Revenue
  Anticipation Notes (MIG1 SP1+)
  4.38%, 09/30/97                                              1,500       1,505
San Francisco, California Port Commission Revenue
  Refunding Bonds (A BBB+)
  5.00%, 07/01/00                                              1,500       1,500

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                               Par        Value
                                                              ------     -------
San Joaquin, California Area Flood Control Agency
  Special Assessment Bonds/(FSA Insurance) (Aaa -)
  5.10%, 09/02/03                                             $1,700      $1,702
San Ramon Valley, California Unified School
  District Certificates of Participation (Measure
  A Capital Project) Series A/(Escrowed to
  Maturity with Government Securities) (A -)
  4.90%, 10/01/99                                              1,100       1,104
Santa Monica, California Wastewater Enterprise
  Revenue Bonds (Hyperion Project) Series A
  (Pre-Refunded) (A1 A+)
  6.25%, 01/01/02                                              1,250       1,352
Stockton, California Health Facilities Revenue
  Bonds (St. Joseph Medical Center) Series A/(MBIA
  Insurance) (Aaa AAA)
  4.60%, 06/01/00                                                200         199
TOTAL MUNICIPAL BONDS                                                    -------
  (Cost $44,181)                                                          44,405
                                                                         -------
VARIABLE RATE OBLIGATIONS--1.7%(b)
California Pollution Control Financing Authority
  Revenue Bonds (Burney Forest Project) Series
  1988A/(National Westminster Bank LOC) (Aa3 -)
  3.70%, 09/01/96                                                100         100
California Pollution Control Financing Authority
  Revenue Bonds (Southern California Edison)
  Series 1986A (VMIG1 A-1+)
  3.75%, 09/01/96                                                100         100
Irvine Ranch Water District Consolidated Revenue
  Refunding Bonds Series 1985A-1/(Landesbank
  Hessen-Thuringen Girozentrale LOC) (- A-1)
  3.75%, 09/01/96                                                 50          50
Irvine, California Improvement Bond Act 1915
  Revenue Bonds (Assessment District No. 89-10)
  (VMIG1 A-1+)
  3.75%, 09/01/96                                                100         100
Irvine, California Improvement Bond Act 1915
  Revenue Bonds (Assessment District No. 95-12)
  Series 1996A/ (Kredietbank LOC) (Aa2 AA-)
  3.75%, 09/01/96                                                300         300

------------------------------------------------------------------------------

                                                               Par        Value
                                                              ------     -------
Orange County, California Sanitation District No.
  123 Certificates of Participation (Capital
  Improvement Program 1990-92) Series C/(FGIC
  Insurance) (VMIG1 A-1+)
  3.65%, 09/01/96                                               $100        $100
                                                                         -------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $750)                                                                750
                                                                         -------
                                                              Shares
                                                              ------
CASH EQUIVALENTS--0.2%(c)
Provident Institutional Funds--
  California Money Fund Portfolio
  2.97%, 09/07/96                                                 86          86
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $86)                                                                  86
                                                                         -------
TOTAL INVESTMENTS--100.0%
  (Cost $45,017)                                                         $45,241
                                                                         =======

See accompanying Notes to Schedules of Investments.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par        Value
                                                            -------     --------
MUNICIPAL BONDS--95.6%(a)
Alameda County, California Public Facilities
  Corp. Certificates of Participation (Capital
  Projects) (A A+)
  6.25%, 06/01/06                                            $1,000       $1,041
Alta Loma, California Elementary School District
  General Obligation Bonds Series 2/(AMBAC
  Insurance) (Aaa AAA)
  5.88%, 06/01/08                                               840          868
  5.88%, 06/01/09                                               860          884
Antioch Area, California Public Facilities
  Financing Agency Special Tax Community
  Facilities Revenue Bonds Series 89-1/(FGIC
  Insurance) (Aaa AAA)
  5.25%, 08/01/07                                             1,985        1,973
Bakersfield, California Hospital Revenue Bonds
  (Bakersfield Memorial Hospital) Series 1992A
  (A A-)
  6.50%, 01/01/22                                             1,000        1,005
California Educational Facilities Authority
  Revenue Bonds (Loyola Marymount University)
  Series 1992B (A1 -)
  6.60%, 10/01/22                                             1,450        1,537
California Educational Facilities Authority
  Revenue Bonds (Mills College) Series 1992
  (A -)
  6.88%, 09/01/22                                               500          527
California Educational Facilities Authority
  Revenue Bonds (St. Mary's College) Series 1993
  (A -)
  5.00%, 10/01/12                                             3,000        2,707
California Health Facilities Financing Authority
  Revenue Bonds (Assoc. of Retarded Citizens)
  Series 1991/(California Mortgage Insurance)
  (- A)
  7.00%, 05/01/21                                               455          477
California Health Facilities Financing Authority
  Revenue Bonds (Children's Hospital)/(MBIA
  Insurance) (Aaa AAA)
  5.38%, 07/01/16                                             5,180        4,882
California Health Facilities Financing Authority
  Revenue Bonds (Marshall Hospital)
  Series 1992A/(California Mortgage Insurance)
  (- A)
  6.63%, 11/01/22                                             4,000        4,125
California Housing Finance Agency Home Mortgage
  Revenue Bonds Series 1994G (Aa AA-)
  7.20%, 08/01/14                                             3,000        3,150
California Housing Finance Agency Home Mortgage
  Revenue Bonds Series 1995L/(MBIA Insurance)
  (Aaa AAA)
  5.90%, 08/01/17                                             1,000          986

------------------------------------------------------------------------------

                                                              Par        Value
                                                            -------     --------
California Housing Finance Agency Multi Unit
  Rental Housing Revenue Bonds II Series 1992B
  (A1 A+)
  6.70%, 08/01/15                                            $1,000       $1,039
California State Department of Water Resources
  Revenue Bonds (Central Valley Project)
  Series O (Aa AA)
  5.00%, 12/01/22                                             2,200        1,928
California State Public Works Board Lease
  Revenue Refunding Bonds (Various California
  State University Projects) Series 1992A (A A-)
  5.50%, 06/01/10                                             3,000        2,947
  6.70%, 10/01/17                                             1,250        1,305
California Statewide Community Development
  Authority Hospital Revenue Bonds Certificates
  of Participation (Cedars-Sinai Medical Center)
  Series 1992 (A1 -)
  6.50%, 08/01/15                                             1,250        1,277
California Statewide Community Development
  Authority Hospital Revenue Bonds Certificates
  of Participation (St. Joseph Health Systems)
  (Aa AA)
  6.50%, 07/01/15                                             2,000        2,082
Central Coast Water Authority Revenue Bonds
  (State Water Project Regional Facilities)
  Series 1992/ (AMBAC Insurance) (Aaa AAA)
  6.60%, 10/01/22                                             1,500        1,620
Chico, California Unified School District
  General Obligation Bonds Series C/(MBIA
  Insurance) (Aaa AAA)
  6.75%, 06/01/17                                               500          539
Fresno, California Health Facility Revenue Bonds
  (Holy Cross Health System--St. Agnes Medical
  Center) Series 1991 (A1 AA-)
  6.50%, 06/01/11                                               550          566
Los Angeles County, California Public Works
  Financing Authority Lease Revenue Refunding
  Bonds Series 1996A/(MBIA Insurance) (Aaa AAA)
  5.25%, 09/01/13                                             2,000        1,897
Los Angeles County, California Transportation
  Commission Sales Tax Revenue Refunding Bonds
  Series 1991B (A1 A+)
  6.50%, 07/01/13                                               555          572
Los Angeles, California Convention & Exhibition
  Center Authority Lease Revenue Refunding Bonds
  Series 1993A/(MBIA Insurance) (Aaa AAA)
  5.13%, 08/15/21                                             1,000          890

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par        Value
                                                            -------     --------
Los Angeles, California Department of Airports
  Revenue Refunding Bonds Series 1995A/(FGIC
  Insurance) (Aaa AAA)
  5.50%, 05/15/10                                              $560         $556
Los Angeles, California Department of Water &
  Power Electric Plant Revenue Bonds (Aa AA-)
  6.00%, 01/15/11                                               865          881
Los Angeles, California Harbor Department
  Revenue Bonds Series 1995A (Aa AA)
  6.50%, 08/01/25                                             3,000        3,124
Monterey Bay, California Unified Air Pollution
  Control Certificates of Participation
  (Administration Building Project)/
  (AMBAC Insurance) (- AAA)
  5.70%, 12/01/15                                               875          856
Northern California Power Agency Multiple
  Capital Facilities Revenue Bonds Series
  1992A/(MBIA Insurance) (Aaa AAA)
  6.50%, 08/01/12                                             3,300        3,523
Oceanside, California Building Authority
  Certificates of Participation Refunding Bonds
  Series 1993A (A BBB+)
  6.38%, 04/01/12                                             1,250        1,259
Ontario, California Redevelopment Authority
  Revenue Bonds (Project #1)/(MBIA Insurance &
  Escrowed to Maturity with Government
  Securities) (Aaa AA)
  5.50%, 08/01/18                                             2,000        1,915
Orange County, California Water District
  Certificates of Participation (1989 Project)
  (Aa AA)
  6.50%, 08/15/11                                             1,150        1,182
Oxnard, California Housing Finance Authority
  Lease Revenue Bonds Series 1993/
  (FSA Insurance) (Aaa AAA)
  5.38%, 06/01/16                                             2,000        1,872
Petaluma, California Consolidated Public
  Facilities Lease Certificates of Participation
  Series 1993A/ (AMBAC Insurance) (Aaa AAA)
  5.50%, 08/01/08                                               750          754
Sacramento, California Regional Transit District
  Certificates of Participation
  Series 1992A (A1 -)
  6.38%, 03/01/05                                               250          262
Sacramento, California Regional Transit District
  Refunding Certificates of Participation (Light
  Rail Transportation Project) (A1 A+)
  6.75%, 07/01/07                                             2,000        2,157

------------------------------------------------------------------------------

                                                              Par        Value
                                                            -------     --------
Saddleback Community College District,
  California Certificates of Participation
  (Capital Improvement Project) Series
  1996/(MBIA Insurance) (Aaa AAA)
  5.50%, 06/01/21                                            $1,500       $1,417
San Bernardino County, California Certificates
  of Participation (West Valley Detention
  Center)/ (MBIA Insurance) (Aaa AAA)
  6.50%, 11/01/12                                               420          448
San Diego County, California Regional
  Communication System Certificates of Participation
  Series 1996/(AMBAC Insurance) (Aaa AAA)
  5.50%, 08/15/18                                             2,700        2,592
San Diego, California Public Facilities Finance
  Authority Sewer Revenue Bonds/(FGIC Insurance)
  (Aaa AAA)
  5.00%, 05/15/25                                             4,045        3,555
San Francisco, California Bay Area Rapid Transit
  District Sales Tax Revenue Bonds Series 1995/
  (FGIC Insurance) (Aaa AAA)
  5.50%, 07/01/15                                             1,500        1,451
  5.50%, 07/01/20                                             2,000        1,915
San Francisco, California City & County Airports
  Revenue Bonds 2nd Series, Issue 11/(FGIC
  Insurance) (Aaa AAA)
  6.20%, 05/01/19                                             2,000        2,032
San Francisco, California Port Commission
  Revenue Refunding Bonds Series 1994 (A BBB+)
  5.90%, 07/01/09                                             2,500        2,475
San Jose--Santa Clara, California Water
  Financing Authority Sewer Revenue Bonds
  Series A/(FGIC Insurance) (Aaa AAA)
  5.38%, 11/15/20                                             1,500        1,402
Santa Clara County, California Financing
  Authority Lease Revenue Bonds (VMC Facility
  Replacement Project) Series 1994A/
  (AMBAC Insurance) (Aaa AAA)
  7.75%, 11/15/10                                             1,460        1,776
  6.88%, 11/15/14                                             2,000        2,192
Santa Clara, California Redevelopment Agency Tax
  Allocation Revenue Refunding Bonds (Bayshore
  North Project)/(AMBAC Insurance) (Aaa AAA)
  7.00%, 07/01/10                                             1,500        1,712
Southern California Public Power Authority
  Revenue Bonds (San Juan Power Project Unit 3)
  Series 1993A/(MBIA Insurance) (Aaa AAA)
  5.38%, 01/01/08                                             2,500        2,487
  5.00%, 01/01/20                                             2,000        1,767

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par        Value
                                                            -------     --------
Temecula, California Community Services District
  Certificates of Participation (Community
  Recreation Center Project) Series 1992 (- A)
  7.13%, 10/01/12                                            $1,000       $1,080
University of California Regents Housing System
  Revenue Bonds Series 1993A/(MBIA Insurance)
  (Aaa AAA)
  5.50%, 11/01/18                                             2,000        1,907
University of California Revenue Refunding Bonds
  (Multi Purpose Projects) Series C/(AMBAC
  Insurance) (Aaa AAA)
  5.13%, 09/01/18                                             3,500        3,154
Westminster, California Public Financing
  Authority Certificates of Participation (1994
  Civic Center & Street Improvement Project)
  (- A-)
  7.00%, 06/01/19                                             3,325        3,487
TOTAL MUNICIPAL BONDS                                                     ------
  (Cost $94,081)                                                          96,014
                                                                          ------
VARIABLE RATE OBLIGATIONS--4.3%(b)
California Pollution Control Financing Authority
  Revenue Bonds (Aa3 AA)
  3.75%, 09/01/96                                               100          100
California Pollution Control Financing Authority
  Revenue Bonds (Southern California Edison)
  Series 1986C (P-1 A-1+)
  3.75%, 09/01/96                                               400          400
California Pollution Control Financing Authority
  Revenue Bonds (Southern California Edison)
  Series 1986D (P-1 A-1+)
  3.75%, 09/01/96                                               100          100
Irvine, California Improvement Bond Act 1915
  Revenue Bonds (Assessment District No. 95-12)
  Series 1996A/(Kredietbank LOC) (VMIG1 A-1+)
  3.75%, 09/01/96                                               100          100
Orange County, California Sanitation District
  No. 123 Certificates of Participation (Capital
  Improvement Program 1990-92) Series C/(FGIC
  Insurance) (VMIG1 A-1+)
  3.65%, 09/01/96                                             3,600        3,600
                                                                          ------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $4,300)                                                            4,300
                                                                          ------

------------------------------------------------------------------------------

                                                            Shares       Value
                                                            -------     --------
CASH EQUIVALENTS -- 0.1%(c)
Provident Institutional Funds--California Money
  Fund Portfolio
  2.97%, 09/07/96                                                90          $90
                                                                        --------
TOTAL CASH EQUIVALENTS
  (Cost $90)                                                                  90
                                                                        --------
TOTAL INVESTMENTS--100.0%
  (Cost $98,471)                                                        $100,404
                                                                        ========

See accompanying Notes to Schedules of Investments.

------------------------------------------------------------------------------
NOTES TO SCHEDULES OF INVESTMENTS
August 31, 1996

Parenthetical disclosures which follow each security represent independent bond ratings, where available, as provided by Moody Investor Services, Inc. and Standard & Poor's Corporation which were in effect at August 31, 1996. These ratings are unaudited.

(a) Interest rates represent coupon rate of security.

(b) Interest rates vary periodically based on current market rates. Rates shown are the effective rates on August 31, 1996. Dates shown represent the latter of the demand date or next interest rate change date, which is considered the maturity date for financial reporting purposes. For variable rate securities without demand features, the next interest reset date is shown.

(c) Interest rates represent the yield on August 31, 1996.

Abbreviations
-------------
AMBAC      AMBAC Indemnity Corporation
FGIC       Financial Guaranty Insurance Company
FSA        Financial Security Assurance
LOC        Letter of Credit
MBIA       Municipal Bond Investors Assurance
VMIG       Variable Moody's Investment Grade

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1996

                                                  Schwab          Schwab
                                                California       California
                                            Short/Intermediate   Long-Term
                                                 Tax-Free        Tax-Free
                                                Bond Fund        Bond Fund
                                             ----------------    ---------
ASSETS
Investments, at value
  (Cost: $45,017 and $98,471,
  respectively)                                   $45,241        $100,404
Interest receivable                                   532           1,298
Receivable for Fund shares sold                        96              75
Deferred organization costs                             2               3
Prepaid expenses                                        9               1
                                                  -------        --------
    Total assets                                   45,880         101,781
                                                  -------        --------
LIABILITIES
Payable for:
  Dividends                                            26              72
  Fund shares redeemed                                 16              35
  Investment advisory and administration
    fee                                                --               4
  Other                                                50              54
                                                  -------        --------
    Total liabilities                                  92             165
                                                  -------        --------
Net assets applicable to outstanding
  shares                                          $45,788        $101,616
                                                  =======        ========
NET ASSETS CONSIST OF:
  Capital paid in                                 $46,401        $101,932
  Accumulated undistributed
    net investment income                              11              36
  Accumulated net realized loss on
    investments sold                                 (848)         (2,285)
  Net unrealized gain on investments                  224           1,933
                                                  -------        --------
                                                  $45,788        $101,616
                                                  =======        ========
PRICING OF SHARES
  Outstanding shares, $0.00001 par value
    (unlimited shares authorized)                   4,562           9,558
  Net asset value, offering and redemption
    price per share                                $10.04          $10.63

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (in thousands)
Year ended August 31, 1996

                                                  Schwab          Schwab
                                                California       California
                                            Short/Intermediate   Long-Term
                                                 Tax-Free        Tax-Free
                                                Bond Fund        Bond Fund
                                             ----------------    ---------
Interest income                                  $  2,030        $  5,685
                                                 --------        --------
Expenses:
  Investment advisory and administration
    fee                                               175             401
  Transfer agency and shareholder service
    fees                                              107             246
  Custodian fees                                       31              67
  Professional fees                                    32              37
  Shareholder reports                                  13              28
  Trustees' fees                                        4               6
  Registration fees                                     2               4
  Amortization of deferred organization
    costs                                               1               1
  Insurance and other expenses                          9              13
                                                 --------        --------
                                                      374             803
Less expenses reduced                                (164)           (323)
                                                 --------        --------
  Total expenses incurred by Fund                     210             480
                                                 --------        --------
Net investment income                               1,820           5,205
                                                 --------        --------
Net realized gain (loss) on investments
  sold:
  Proceeds from sales of investments               45,305         111,367
  Cost of investments sold                        (45,317)       (110,925)
                                                 --------        --------
    Net realized gain (loss) on
      investments sold                                (12)            442
                                                 --------        --------
Change in net unrealized gain (loss)
  on investments:
  Beginning of period                                 326           1,574
  End of period                                       224           1,933
                                                 --------        --------
    Increase (decrease) in net
      unrealized gain on investments                 (102)            359
                                                 --------        --------
Net gain (loss) on investments                       (114)            801
                                                 --------        --------
Increase in net assets resulting
  from operations                                $  1,706        $  6,006
                                                 ========        ========

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                         Schwab California       Schwab California
                                         Short/Intermediate          Long-Term
                                              Tax-Free                Tax-Free
                                             Bond Fund               Bond Fund
                                        --------------------    --------------------
                                                   Year ended August 31,
                                          1996        1995        1996        1995
                                        --------    --------    --------    --------
Operations:
  Net investment income                 $  1,820    $  1,791    $  5,205    $  5,074
  Net realized gain (loss) on
    investments sold                         (12)       (767)        442      (1,880)
  Increase (decrease) in net
    unrealized gain on investments          (102)      1,219         359       2,086
                                        --------    --------    --------    --------
  Increase in net assets
    resulting from operations              1,706       2,243       6,006       5,280
                                        --------    --------    --------    --------
Dividends to shareholders from
  net investment income                   (1,820)     (1,786)     (5,205)     (5,061)
                                        --------    --------    --------    --------
Capital share transactions:
  Proceeds from shares sold               19,657      12,494      31,008      22,400
  Net asset value of shares issued in
    reinvestment of dividends              1,443       1,403       3,436       3,479
  Less payments for shares redeemed      (15,837)    (22,364)    (23,674)    (42,485)
                                        --------    --------    --------    --------
  Increase (decrease) in net assets
    from capital share transactions        5,263      (8,467)     10,770     (16,606)
                                        --------    --------    --------    --------
Total increase (decrease) in net
  assets                                   5,149      (8,010)     11,571     (16,387)

Net assets:
  Beginning of period                     40,639      48,649      90,045     106,432
                                        --------    --------    --------    --------
  End of period (including
    undistributed net investment
    income of $11, $11, $36 and $36,
    respectively)                       $ 45,788    $ 40,639    $101,616    $ 90,045
                                        ========    ========    ========    ========
Number of Fund shares:
  Sold                                     1,951       1,271       2,893       2,201
  Reinvested                                 143         143         321         342
  Redeemed                                (1,572)     (2,293)     (2,210)     (4,220)
                                        --------    --------    --------    --------
  Net increase (decrease) in
    shares outstanding                       522        (879)      1,004      (1,677)

Shares outstanding:
  Beginning of period                      4,040       4,919       8,554      10,231
                                        --------    --------    --------    --------
  End of period                            4,562       4,040       9,558       8,554
                                        ========    ========    ========    ========

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

1. DESCRIPTION OF THE FUNDS

The Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund (the "Funds") are series of Schwab Investments (the "Trust"), a no-load, open-end management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940, as amended.

In addition to the Funds, the Trust also offers -- the Schwab 1000 Fund(R), Schwab Short/Intermediate Government Bond Fund, Schwab Long-Term Government Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Funds is to seek to provide a high level of current income that is exempt from federal income and State of California personal income taxes, consistent with preservation of capital. The Funds, which are not "diversified" investment companies within the meaning of the Investment Company Act of 1940, as amended, each invest primarily in debt obligations issued by or on behalf of the State of California, its political subdivisions, agencies or instrumentalities, the interest of which is not subject to federal income and State of California personal income taxes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities within 60 days or less of maturity are stated at amortized cost which approximates market value.

------------------------------------------------------------------------------

Security transactions and interest income -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium on investments. Realized gains and losses from security transactions are determined on an identified cost basis. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date.

Dividends to shareholders -- Each Fund declares a daily dividend, from its net investment income for that day, payable monthly. Distributions of net capital gains, if any, are recorded on ex-dividend date, payable annually on a calendar year basis.

Deferred organization costs -- Costs incurred in connection with the organization of the Funds, their initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

Expenses -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

All distributions paid by the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund during the year ended August 31, 1996, qualify as exempt interest dividends for federal tax purposes.

At August 31, 1996, (for financial reporting and federal income tax purposes), net unrealized gain for the Schwab California Short/Intermediate Tax-Free Bond Fund aggregated $224,000, of which $363,000 related to appreciated securities and $139,000 related to depreciated

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

securities, and net unrealized gain for the Schwab California Long-Term Tax-Free Bond Fund aggregated $1,933,000, of which $2,662,000 related to appreciated securities and $729,000 related to depreciated securities.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. Under this agreement, the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund incurred investment advisory and administration fees of $175,000 and $401,000, respectively, for the year ended August 31, 1996, before the Investment Manager reduced its fee (see Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. For the year ended August 31, 1996, the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund incurred transfer agency and shareholder service fees of $107,000, and $246,000, respectively, before Schwab reduced its fees (see Note 4).

Officers and trustees -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the year ended August 31, 1996, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Funds incurred fees aggregating $10,000 related to the Trust's unaffiliated trustees.

------------------------------------------------------------------------------

4. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees in order to limit the ratio of operating expenses to average net assets for each Fund. During the year ended August 31, 1996, the total of such fees reduced by the Investment Manager was $57,000 and $104,000 for the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund, respectively, and the total of such fees reduced by Schwab was $107,000 and $219,000 for the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund, respectively (see
Note 6).

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1996, were as follows
(in thousands):

                             Schwab California      Schwab California
                            Short/Intermediate          Long-Term
                            Tax-Free Bond Fund     Tax-Free Bond Fund
                            -------------------    -------------------
Purchases                         $13,425                $40,919
Proceeds of sales and
  maturities                      $ 8,224                $33,408

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

6. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                          Schwab California Short/Intermediate
                                                   Tax-Free Bond Fund
                                      ---------------------------------------------
                                                                       Period ended
                                          Year ended August 31,         August 31,
                                       1996       1995       1994         1993++
                                      -------    -------    -------    ------------
Net asset value at beginning of
  period                              $ 10.06    $  9.89    $ 10.13      $  10.00
Income from investment operations
---------------------------------
  Net investment income                  0.43       0.42       0.37          0.13
  Net realized and unrealized gain
    (loss) on investments               (0.02)      0.17      (0.24)         0.13
                                      -------    -------    -------      --------
  Total from investment operations       0.41       0.59       0.13          0.26
Less distributions
------------------
  Dividends from
    net investment income               (0.43)     (0.42)     (0.37)        (0.13)
  Distributions from realized
    gain on investments                    --         --         --            --
                                      -------    -------    -------      --------
  Total distributions                   (0.43)     (0.42)     (0.37)        (0.13)
                                      -------    -------    -------      --------
Net asset value at end of period      $ 10.04    $ 10.06    $  9.89      $  10.13
                                      =======    =======    =======      ========
Total return (%)                         4.11       6.17       1.29          2.57
----------------
Ratios/Supplemental data
------------------------
  Net assets, end of period (000s)    $45,788    $40,639    $48,649      $ 44,545
  Ratio of expenses to
    average net assets (%)               0.49       0.50       0.48          0.45*
  Ratio of net investment income to
    average net assets (%)               4.23       4.29       3.69          3.49*
  Portfolio turnover rate (%)              20         62         35             0
---------------
  Ratio of expenses to average net
    assets prior to reduced fees and
    absorbed expenses (%)+               0.87       0.84       0.86          1.25*
  Ratio of net investment income to
    average net assets prior to
    reduced fees and absorbed
    expenses (%)+                        3.85       3.95       3.31          2.69*

++ For the period April 21, 1993 (commencement of operations) to August 31,
   1993.

 + The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.

 * Annualized

------------------------------------------------------------------------------

                                        Schwab California Long-Term Tax-Free Bond Fund
                                 -------------------------------------------------------------
                                                                 Eight months
                                                                    ended        Period ended
                                     Year ended August 31,        August 31,     December 31,
                                   1996      1995       1994         1993           1992++
                                 --------   -------   --------  -------------    -------------
Net asset value at
  beginning of period            $  10.53   $ 10.40   $  11.26     $   10.58        $ 10.00
Income from investment
----------------------
 operations
 Net investment income               0.57      0.56       0.56          0.38           0.51
 Net realized and unrealized
   gain (loss) on investments        0.10      0.13      (0.74)         0.68           0.58
                                 --------   -------   --------     ---------        -------
 Total from investment
   operations                        0.67      0.69      (0.18)         1.06           1.09
Less distributions
------------------
 Dividends from
   net investment income            (0.57)    (0.56)     (0.56)        (0.38)         (0.51)
 Distributions from realized
   gain on investments                 --        --       (.12)           --             --
                                 --------   -------   --------     ---------        -------
 Total distributions                (0.57)    (0.56)     (0.68)        (0.38)         (0.51)
                                 --------   -------   --------     ---------        -------
Net asset value at end of period $  10.63   $ 10.53   $  10.40     $   11.26        $ 10.58
                                 ========   =======   ========     =========        =======
Total return (%)                     6.43      6.98      (1.70)        10.13          11.10
----------------
Ratios/Supplemental data
------------------------
 Net assets, end of period
   (000s)                        $101,616   $90,045   $106,432     $ 138,067        $72,969
 Ratio of expenses to
   average net assets (%)            0.49      0.58       0.60          0.60*          0.45*
 Ratio of net investment income
   to average net assets (%)         5.30      5.54       5.12          5.18*          5.72*
 Portfolio turnover rate (%)           36        46         48            47            124
---------------
 Ratio of expenses to average
   net assets prior to reduced
   fees
   and absorbed expenses (%)+        0.82      0.81       0.80          0.87*          1.05*
 Ratio of net investment income
   to average net assets prior
   to reduced fees and absorbed
   expenses (%)+                     4.97      5.31       4.92          4.91*          5.12*

++ For the period February 24, 1992 (commencement of operations) to December 31,
   1992.

 + The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.

 * Annualized

------------------------------------------------------------------------------

To the Trustees and Shareholders of
the Schwab California Short/Intermediate Tax-Free Bond Fund and
Schwab California Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund (two series constituting part of Schwab Investments, hereafter referred to as the "Trust") at August 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
-------------------------
PRICE WATERHOUSE LLP
San Francisco, California
September 24, 1996

                                     PART C

                                OTHER INFORMATION

                                December 30, 1996

                               SCHWAB INVESTMENTS


Item 24.          Financial Statements and Exhibits.

                  Financial Statements:

                  Included in Part A, Prospectus:

                  --       Condensed Financial Information

                  Included in Part B, Statement of Additional Information:


                  -- Statement of Net Assets for the Schwab 1000 Fund(R) as of August 31, 1996 (Audited)

                  -- Statement of Operations for the Schwab 1000 Fund for the year ended August 31, 1996 (Audited)

                  -- Statement of Changes in Net Assets for the Schwab 1000 Fund for the year ended August 31, 1996 (Audited)

                  -- Notes to Financial Statements for the Schwab 1000 Fund for the year ended August 31, 1996 (Audited)

                  -- Report of the Independent Accountants for the Schwab 1000 Fund, dated September 24, 1996

                  --       Schedule of Investments for the Schwab
                           Short/Intermediate Government Bond Fund as of August 31, 1996 (Audited)

                  -- Schedule of Investments for the Schwab Long-Term Government Bond Fund as of August 31, 1996 (Audited)

                  -- Statement of Assets and Liabilities for the Schwab Long-Term Government Bond Fund and the Schwab Short/Intermediate Government Bond Fund for the year ended August 31, 1996 (Audited)

                  -- Statement of Operations for the Schwab Long-Term Government Bond Fund and the Schwab
                           Short/Intermediate Government Bond Fund for the year ended August 31, 1996 (Audited)

                  -- Statement of Changes in Net Assets for the Schwab Long-Term Government Bond Fund and the Schwab Short/Intermediate Government Bond Fund for the year ended August 31, 1996 (Audited)

                  -- Notes to Financial Statements for the Schwab Long-Term Government Bond Fund and the Schwab Short/Intermediate Government Bond Fund for the year ended August 31, 1996 (Audited)

                  -- Report of the Independent Accountants for the Schwab Long-Term Government Bond Fund and the Schwab Short/Intermediate Government Bond Fund, dated September 24, 1996

                  -- Schedule of Investments for the Schwab Short/ Intermediate Tax-Free Bond Fund as of August 31, 1996 (Audited)

                  -- Schedule of Investments for the Schwab Long-Term Tax-Free Bond Fund as of August 31, 1996 (Audited)

                  -- Statement of Assets and Liabilities for the Schwab Long-Term Tax-Free Bond Fund and the Schwab Short/Intermediate Tax-Free Bond Fund for the year ended August 31, 1996 (Audited)

                  -- Statement of Operations for the Schwab Long-Term Tax-Free Bond Fund and the Schwab Short/Intermediate Tax-Free Bond Fund for the year ended August 31, 1996 (Audited)

                  -- Statement of Changes in Net Assets for the Schwab Long-Term Tax-Free Bond Fund and the Schwab Short/Intermediate Tax-Free Bond Fund for the year ended August 31, 1996 (Audited)

                  -- Notes to Financial Statements for the Schwab Long-Term Tax-Free Bond Fund and the Schwab Short/Intermediate Tax-Free Bond Fund for the year ended August 31, 1996 (Audited)

                  -- Report of the Independent Accountants for the Schwab Long-Term Tax-Free Bond Fund and the Schwab Short/Intermediate Tax-Free Bond Fund, dated September 24, 1996

                  -- Schedule of Investments for the Schwab California Short/Intermediate Tax-Free Bond Fund as of August 31, 1996 (Audited)

                  -- Schedule of Investments for the Schwab California Long-Term Tax-Free Bond Fund as of August 31, 1996 (Audited)

                  -- Statement of Assets and Liabilities for the Schwab California Long-Term Tax-Free Bond Fund and the Schwab California Short/Intermediate Tax-Free Bond Fund for the year ended August 31, 1996 (Audited)

                  -- Statement of Operations for the Schwab California Long-Term Tax-Free Bond Fund and the Schwab California Short/Intermediate Tax-Free Bond Fund for the year ended August 31, 1996 (Audited)

                  -- Statement of Changes in Net Assets for the Schwab California Long-Term Tax-Free Bond Fund and the Schwab California Short/Intermediate Tax-Free Bond Fund for the year ended August 31, 1996 (Audited)

                  -- Notes to Financial Statements for the Schwab California Long-Term Tax-Free Bond Fund and the Schwab California Short/Intermediate Tax-Free Bond Fund for the year ended August 31, 1996 (Audited)

                  -- Report of the Independent Accountants for the Schwab California Long-Term Tax-Free Bond Fund and the Schwab California Short/Intermediate Tax-Free Bond Fund, dated September 24, 1996


(b)      Exhibits:
     (1)                    --       Agreement and Declaration of Trust is
                                     incorporated by reference to Exhibit (1) to the Registration Statement on Form N-1A of Schwab Investments ("Registrant"), filed on October 29, 1990 (the "Agreement and Declaration of Trust")

     (2)                    --       Amended and Restated  By-Laws are incorpo-
                                     rated by reference to Exhibit (2) to Post-
                                     Effective Amendment No. 12, to Registrant's
                                     Registration Statement on Form N-1A, filed on December 30, 1994

     (3)                    --       Inapplicable

     (4)     (a)            --       Article III, Section 5, Article V, Article
                                     VI, Article VIII, Section 4 and Article IX,
                                     Sections 1, 5 and 7 of the Agreement and
                                     Declaration of Trust is incorporated by
                                     reference to Exhibit (1) to Registrant's
                                     Registration Statement on Form N-1A, filed on October 29, 1990

             (b)            --       Article 9, Article 10, Section 6, and
                                     Article 11 of the Amended and Restated By-
                                     Laws are incorporated by reference to
                                     Exhibit (2) to Post-Effective Amendment No.
                                     12, to Registrant's Registration Statement on Form N-1A, filed on December 30, 1994

    (5)                     --       Investment Advisory and Administration
                                     Agreement between Registrant and Charles
                                     Schwab Investment Management, Inc. (the
                                     "Investment Manager") is incorporated by reference to Exhibit (5) (a) to Post-
                                     Effective Amendment No. 12 to Registrant's
                                     Registration Statement on Form N-1A, filed on December 30, 1994

    (6)                     --       Distribution Agreement between Registrant
                                     and Charles Schwab & Co., Inc. ("Schwab") is incorporated by reference to Exhibit
                                     (6)(a) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on
                                     Form N-1A, filed on December 30, 1994

    (7)                     --       Inapplicable

    (8)      (a)            --       Custodian Services Agreement between
                                     Registrant and PNC Bank, National Associ-ation (formerly Provident National Bank) is incorporated by reference to Exhibit
                                     (8)(a) to Post-Effective Amendment No. 2 to
                                     Registrant's

                                     Registration Statement on Form N-1A, filed on December 23, 1991


             (b)            --       Amendment No. 1 to Custodian Services
                                     Agreement referred to at Exhibit (8)(a)
                                     above is incorporated by reference to
                                     Exhibit (8)(b) to Post-Effective Amendment
                                     No. 13 to Registrant's Registration State-
                                     ment on Form N-1A, filed on December 29,
                                     1996

             (c)            --       Amendment No. 2 to Custodian Services
                                     Agreement referred to at Exhibit (8)(a)
                                     above is filed herewith

             (d)            --       Amended Schedule to the Custodian Services
                                     Agreement referred to at Exhibit (8)(a)
                                     above is incorporated by reference to
                                     Exhibit (8)(b) to Post-Effective Amendment
                                     No. 12 to Registrant's Registration State-
                                     ment on Form N-1A, filed on December 30,
                                     1994

             (e)            --       Transfer Agency Agreement between the
                                     Registrant and Schwab is incorporated by reference to Exhibit (8)(b) to
                                     Post-Effective Amendment No. 9 to
                                     Registrant's Registration Statement on
                                     Form N-1A, filed on August 27, 1993

             (f)            --       Amended Schedule to the Transfer Agency
                                     Agreement referred to at Exhibit (8)(e)
                                     above is incorporated by reference to
                                     Exhibit 8(d) to Post-Effective Amendment
                                     No. 11 to Registrant's Registration
                                     Statement on Form N-1A, filed on December
                                     28, 1993

             (g)            --       Shareholder Service Agreement between the
                                     Registrant and Schwab is incorporated by reference to Exhibit (8)(c) to Post-
                                     Effective Amendment No. 9 to Registrant's
                                     Registration Statement on Form N-1A, filed on August 27, 1993

             (h)            --       Amended Schedule to the Shareholder
                                     Services Agreement referred to at Exhibit
                                     (8)(g) above is incorporated by reference to Exhibit 8(f) to Post-Effective
                                     Amendment No. 11 to Registrant's Registra-tion Statement on Form N-1A, filed on December 28, 1993

             (i)            --       Accounting Services Agreement between
                                     Registrant and Provident Financial
                                     Processing Corporation is incorporated by reference to Exhibit (8)(c) to Post-
                                     Effective Amendment No. 2 to Registrant's
                                     Registration Statement on Form N-1A, filed on December 23, 1991

             (j)            --       Amendment No. 1 to Accounting Services
                                     Agreement referred to at Exhibit (8)(i)
                                     above is incorporated by reference to
                                     Exhibit (8)(i) to Post-Effective Amendment
                                     No. 13 to Registrant's Registration State-
                                     ment on Form N-1A, filed on December 29,
                                     1996

             (k)            --       Amendment No. 2 to Accounting Services
                                     Agreement referred to at Exhibit (8)(i)
                                     above is filed herewith


             (l)            --       Amended Schedule to the Accounting
                                     Services Agreement referred to at Exhibit
                                     (8)(i) above is incorporated by reference to Exhibit (8)(h) to Post-

                                     Effective Amendment No. 12 to Registrant's
                                     Registration Statement on Form N-1A, filed on December 30, 1994

(9)                         --       Inapplicable


(10)                        --       Opinion and Consent of Ropes & Gray as to
                                     legality of the securities being regis-
                                     tered is incorporated by reference to the Registrant's Rule 24f-2 Notice, filed on
                                     October 24, 1996


(11)            (a)         --       Consent of Ropes & Gray is filed herewith

                (b)         --       Consent of Price Waterhouse LLP, Indepen-
                                     dent Accountants, is filed herewith

(12)                        --       Inapplicable

(13)                        --       Purchase Agreement relating to shares of
                                     the Schwab Short/Intermediate Tax-Free
                                     Bond Fund, Schwab California Short/Inter-
                                     mediate Tax-Free Bond Fund and Schwab
                                     Long-Term Government Bond Fund (formerly,
                                     Schwab Long-Term U.S. Government Bond
                                     Fund) is incorporated by reference to
                                     Exhibit (13) to Post-Effective Amendment
                                     No. 9 to Registrant's Registration State-
                                     ment on Form N-1A, filed on August 27,
                                     1993

(14)                        --       Inapplicable

(15)                        --       Inapplicable

(16)                        --       Performance Calculations are incorporated
                                     by reference to Exhibit (16) to the
                                     Registrant's Registration Statement on
                                     Form N-1A filed on March 3, 1992 and
                                     August 30, 1992

(17)         (a)            --       Financial Data Schedule for Schwab 1000
                                     Fund(R) is filed herewith

             (b)            --       Financial Data Schedule for Schwab Short/
                                     Intermediate Government Bond Fund is filed herewith

             (c)            --       Financial Data Schedule for Schwab Long-
                                     Term Government Bond Fund is filed
                                     herewith

             (d)            --       Financial Data Schedule for Schwab Short-
                                     Intermediate Tax-Free Bond Fund is filed herewith

             (e)            --       Financial Data Schedule for Schwab Long-
                                     Term Tax-Free Bond Fund is filed herewith

             (f)            --       Financial Data Schedule for Schwab
                                     California Short/Intermediate Tax-Free
                                     Bond Fund is filed herewith

             (g)            --       Financial Data Schedule for Schwab
                                     California Long-Term Tax-Free Bond Fund
                                     is filed herewith

Item 25.     Persons Controlled by or under Common Control with the Registrant.


                 The Charles Schwab Family of Funds (the "Schwab Fund Family"), Schwab Capital Trust and Schwab Annuity Portfolios are each Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each is advised by the Investment Manager and employs Schwab as principal underwriter, transfer agent and shareholder services agent. As a result, the Schwab Fund Family, Schwab Capital Trust and Schwab Annuity Portfolios may each be deemed to be under common control with Registrant.



Item 26.      Number of Holders Securities.


                 As of December 15, 1996, the number of record holders of shares of beneficial interest for the Series of Registrant:



Title of Class                                                 Number of Record Holders
--------------                                                 ------------------------

Schwab 1000 Fund(R)                                            1 (for the benefit of 92,294,426 accounts)

Schwab Long-Term Government Bond Fund                          1 (for the benefit of 2,196,798 accounts)

Schwab Short/Intermediate Government Bond Fund                 1 (for the benefit of 13,603,035 accounts)

Schwab Long-Term Tax-Free Bond Fund                            1 (for the benefit of 4,193,837 accounts)

Schwab Short/Intermediate Tax-Free Bond Fund                   1 (for the benefit of 5,140,717 accounts)

Schwab California Long-Term Tax-Free Bond Fund                 1 (for the benefit of 9,899,597 accounts)

Schwab California Short/Intermediate Tax-Free                  1 (for the benefit of 4,788,756 accounts)
Bond Fund


Item 27.         Indemnification.

                 Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit (1) hereto, which is incorporated herein by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

                 Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 28.         Business and Other Connections of Investment Manager.

                 (a) Information pertaining to business and other connections of Registrant's Investment Manager is hereby incorporated by reference to the section of the Prospectuses captioned "Management of the Fund(s)" and to the section of the Statement of Additional Information captioned "Management of the Trust."


                 Registrant's Investment Manager, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as Investment Manager to the Schwab Fund Family, also serves as the Investment Manager to Schwab Capital Trust and Schwab Annuity Portfolios, each an open-end management investment company. The principal place of business of the Investment Manager is 101 Montgomery Street, San Francisco, California 94104. The only business in which the Investment Manager engages is that of investment manager and administrator to Registrant, Schwab Fund Family, Schwab Capital Trust, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future.


                 (b) The business, profession, vocation or employment of a substantial nature in which each director and/or executive officer of Schwab and/or the Investment Manager is or has been engaged during the past two fiscal years for his or her own account in the capacity of director, officer, employee, partner or trustee is as follows:

Name and Position
 with Registrant                     Name of Company                             Capacity
 ---------------                     ---------------                             --------
Charles R. Schwab,                   Charles Schwab & Co., Inc.                  Chairman and Director
Chairman and Trustee
                                     The Charles Schwab Corporation              Chairman, Chief Executive Officer
                                                                                 and Director

                                     Charles Schwab Investment Management, Inc.  Chairman and Director

                                     The Charles Schwab Trust Company            Chairman and Director


                                     Mayer & Schweitzer, Inc.                    Director and Chairman of Board of
                                                                                 Directors; Director until
                                                                                 December 1995


                                     The Gap, Inc.                               Director

Name and Position
 with Registrant                     Name of Company                             Capacity
 ---------------                     ---------------                             --------
                                     Transamerica Corporation                    Director

                                     AirTouch Communications                     Director


                                     Siebel Systems                              Director



 Lawrence J. Stupski                 Charles Schwab & Co., Inc.                  Director until February 1995;
                                                                                 Vice Chairman until August 1994

                                     The Charles Schwab Corporation              Vice Chairman and Director; Chief
                                                                                 Operating Officer until March 1994

                                     Mayer & Schweitzer, Inc.                    Director until February 1995

                                     The Charles Schwab Trust Company            Director


David S. Pottruck                    Charles Schwab & Co., Inc.                  President, Chief Executive
                                                                                 Officer and Director

                                     The Charles Schwab Corporation              President, Chief Operating
                                                                                 Officer and Director

                                     Charles Schwab Investment Management, Inc.  Director


                                     Mayer & Schweitzer, Inc.                    Chairman, Chief Executive Officer
                                                                                 and Director



Ronald W. Readmond                   Charles Schwab & Co., Inc.                  Vice Chairman and Director until
                                                                                 January 1996; Senior Executive
                                                                                 Vice President and Chief
                                                                                 Operating Officer until January
                                                                                 1995

                                     The Charles Schwab Corporation              Executive Vice President until
                                                                                 January 1996; Senior Executive
                                                                                 Vice President until January 1995

                                     Mayer & Schweitzer, Inc.                    Director until January 1996

Name and Position
 with Registrant                     Name of Company                             Capacity
 ---------------                     ---------------                             --------
John P. Coghlan                      Charles Schwab & Co., Inc.                  Executive Vice President - Schwab
                                                                                 Institutional

                                     The Charles Schwab Corporation              Executive Vice President - Schwab
                                                                                 Institutional

                                     The Charles Schwab Trust Company            Director and Executive Vice
                                                                                 President


Dawn G. Lepore                       Charles Schwab & Co., Inc.                  Executive Vice President and
                                                                                 Chief Information Officer

                                     The Charles Schwab Corporation              Executive Vice President and
                                                                                 Chief Information Officer


Daniel O. Leemon                     The Charles Schwab Corporation              Executive Vice President -
                                                                                 Business Strategy

                                     Charles Schwab & Co., Inc.                  Executive Vice President -
                                                                                 Business Strategy

Timothy F. McCarthy,                 Charles Schwab Investment Management, Inc.  Chief Executive Officer
Trustee and President
                                     Charles Schwab & Co., Inc.                  Executive Vice President - Mutual
                                                                                 Funds


                                     The Charles Schwab Corporation              Executive Vice President,
                                                                                 President - Financial Products
                                                                                 and International Group


                                     Jardine Fleming Unit Trusts Ltd.            Chief Executive Officer until
                                                                                 October 1995


                                     Fidelity Investment Advisor Group           President until 1994

                                     Mayer & Schweitzer, Inc.                    Director

Elizabeth G. Sawi                    Charles Schwab & Co., Inc.                  Executive Vice President -
                                                                                 Electronic Brokerage

                                     The Charles Schwab Corporation              Executive Vice President -
                                                                                 Electronic Brokerage



Name and Position
 with Registrant                     Name of Company                             Capacity
 ---------------                     ---------------                             --------

Steven L. Scheid                     Charles Schwab & Co., Inc.                  Director and Chief Financial
                                                                                 Officer

                                     The Charles Schwab Corporation              Executive Vice President - Chief
                                                                                 Financial Officer

                                     Charles Schwab Investment Management, Inc.  Executive Vice President,
                                                                                 Director and Chief Financial
                                                                                 Officer

                                     The Charles Schwab Trust Company            Chief Financial Officer

                                     Schwab Retirement Plan Services, Inc.       Director

                                     Performance Technologies, Inc.              Director

                                     Mayer & Schweitzer, Inc.                    Director

Tom D. Seip                          Charles Schwab & Co., Inc.                  Executive Vice President - Retail
                                                                                 Brokerage

                                     The Charles Schwab Corporation              Executive Vice President - Retail
                                                                                 Brokerage

                                     Charles Schwab Investment Management, Inc.  President and Chief Operating
                                                                                 Officer until 1994

John N. Tognino                      Charles Schwab & Co., Inc.                  Executive Vice President -
                                                                                 Capital Markets and Trading until
                                                                                 February 1996

                                     The Charles Schwab Corporation              Executive Vice President -
                                                                                 Capital Markets and Trading until
                                                                                 February 1996

                                     Mayer & Schweitzer, Inc.                    Director and Vice Chairman until
                                                                                 February 1996

Luis E. Valencia                     Charles Schwab & Co., Inc.                  Executive Vice President - Human
                                                                                 Resources and Corporate Support

                                     The Charles Schwab Corporation              Executive Vice President and
                                                                                 Chief Administrative Officer



Name and Position
 with Registrant                     Name of Company                             Capacity
 ---------------                     ---------------                             --------
                                     Commercial Credit Corporation               Managing Director until February
                                                                                 1994


Christopher V. Dodds                 Charles Schwab & Co., Inc.                  Treasurer and Senior Vice
                                                                                 President

                                     The Charles Schwab Corporation              Treasurer and Senior Vice
                                                                                 President

                                     Mayer & Schweitzer, Inc.                    Treasurer



William J. Klipp,                    Charles Schwab & Co., Inc.                  Executive Vice President -
Trustee, Executive Vice President                                                SchwabFunds
and Chief Operating Officer
                                     Charles Schwab Investment Management, Inc.  President and Chief Operating
                                                                                 Officer



Stephen B. Ward,                     Charles Schwab Investment Management, Inc.  Senior Vice President and Chief
Senior Vice President and Chief                                                  Investment Officer
Investment Officer


Frances Cole,                        Charles Schwab Investment Management, Inc.  Vice President, Chief Counsel,
Secretary                                                                        Chief Compliance Officer and
                                                                                 Assistant Corporate Secretary


Tai-Chin Tung,                       Charles Schwab & Co., Inc.                  Vice President - Finance
Treasurer and Principal
Financial Officer
                                     Charles Schwab Investment Management, Inc.  Controller

                                     Robertson Stephens Investment Management,   Controller until 1996
                                     Inc.

Cynthia K. Holbrook                  The Charles Schwab Corporation              Assistant Corporate Secretary

                                     Charles Schwab  & Co., Inc.                 Assistant Corporate Secretary

                                     Charles Schwab Investment Management, Inc.  Corporate Secretary

                                     The Charles Schwab Trust Company            Assistant Corporate Secretary



Name and Position
 with Registrant                     Name of Company                             Capacity
 ---------------                     ---------------                             --------

                                     Mayer & Schweitzer                          Secretary

Mary B. Templeton                    Charles Schwab Investment Management, Inc.  Assistant Corporate Secretary


                                     The Charles Schwab Corporation              Senior Vice President, General
                                                                                 Counsel and Corporate Secretary

                                     Charles Schwab  & Co., Inc.                 Senior Vice President, General
                                                                                 Counsel and Corporate Secretary

                                     Mayer & Schweitzer                          Assistant Corporate Secretary

                                     The Charles Schwab Trust Company            Assistant Corporate Secretary
                                                                                 until February 1996

David H. Lui                         Charles Schwab Investment                   Vice President and Senior Counsel
Assistant Secretary                  Management, Inc.

Christina M. Perrino                 Charles Schwab Investment                   Vice President and Senior Counsel
Assistant Secretary                  Management, Inc.

Karen L. Seaman                      Charles Schwab Investment                   Corporate Counsel
Assistant Secretary                  Management, Inc.



Item 29.         Principal Underwriters.


                 (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab currently also acts as principal underwriter for the Schwab Fund Family, Schwab Capital Trust, Schwab Annuity Portfolios and intends to act as such for any other investment company which Schwab may sponsor in the future.


                 (b) See Item 28(b) for information on the officers and directors of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

                 (c)  Not applicable.

Item 30.         Location of Accounts and Records.

                 All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant (transfer agency and shareholder records); Registrant's investment manager and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104;

Registrant's Custodian, PNC Bank, National Association, Broad and Market Streets, Philadelphia, Pennsylvania 19809 (ledgers, receipts, and brokerage orders); Registrant's fund accountants, PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809; or Ropes & Gray, counsel to Registrant, 1301 K Street, N.W., Suite 800 East, Washington, District of Columbia, 20005 (minute books, bylaws, and declaration of trust).


Item 31.         Management Services.

                 Not applicable.

Item 32.         Undertakings.


                 (a) Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other Shareholders as required by Section (16) of the 1940 Act.


                 (b) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders upon request and without charge.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post- Effective Amendment No. 14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Colombia on the 30th day of December, 1996.



                               SCHWAB INVESTMENTS
                               Registrant

                               Charles R. Schwab*
                               ---------------------------------
                               Charles R. Schwab, Chairman


                  Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 30th day of December, 1996.


Signature                                            Title
---------                                            -----
Charles R. Schwab*                                   Chairman and Trustee
-----------------------------
Charles R. Schwab

Timothy F. McCarthy*                                 President and Trustee
-----------------------------
Timothy F. McCarthy


William J. Klipp*                                    Executive Vice President, Trustee and
-----------------------------                        Chief Operating Officer
William J. Klipp


Donald F. Dorward*                                   Trustee
-----------------------------
Donald F. Dorward

Robert G. Holmes*                                    Trustee
-----------------------------
Robert G. Holmes

Donald R. Stephens*                                  Trustee
-----------------------------
Donald R. Stephens

Michael W. Wilsey*                                   Trustee
-----------------------------
Michael W. Wilsey


Tai-Chin Tung**                                      Treasurer and Principal Financial Officer
-----------------------------
Tai-Chin Tung

*By:   /s/ Alan G. Priest
       ---------------------------------
        Alan G. Priest, Attorney-in-Fact
        pursuant to Powers of Attorney previously filed.

**      Pursuant to Power of Attorney filed herewith.

                                POWER OF ATTORNEY

         I, the undersigned trustee and officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Schwab Advantage Trust (each a "Trust" and collectively the "Trusts"), Massachusetts business trusts, do hereby constitute and appoint William J. Klipp, Frances Cole, Martin E. Lybecker and Alan G. Priest, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and in the capacity listed below, any and all amendments to the Registration Statement on Form N-1A of each Trust, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand on the date set forth below.



August 13, 1996                   /s/ Tai-Chin Tung
                                  --------------------------------
                                  Tai-Chin Tung
                                  Principal Financial Officer

                                 EXHIBITS INDEX

Exhibit No.         Description
-----------         -----------
(8)(c)              Amendment No. 2 to Custodian Services Agreement

(8)(k)              Amendment No. 2 to Accounting Services Agreement

(11)(a)             Consent of Ropes & Gray

(11)(b)             Consent of Price Waterhouse

(17)(a)             Financial Data Schedule for Schwab 1000 Fund(R)

(17)(b)             Financial Data Schedule for Schwab Short/Intermediate Government Bond Fund

(17)(c)             Financial Data Schedule for Schwab Long-Term Government Bond Fund

(17)(d)             Financial Data Schedule for Schwab Short/Intermediate Tax-Free Bond Fund

(17)(e)             Financial Data Schedule for Schwab Long-Term Tax-Free Bond Fund

(17)(f)             Financial Data Schedule for Schwab California Short/Intermediate Tax-Free Bond
                    Fund

(17)(g)             Financial Data Schedule for Schwab California Long-Term Tax-Free Bond Fund